UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Clear Channel Outdoor Holdings, Inc.

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CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

200 East Basse Road

San Antonio, Texas 78209

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 15, 2015

As a stockholder of Clear Channel Outdoor Holdings, Inc. (“Clear Channel Outdoor” or the “Company”), you are hereby given notice of and invited to attend, in person or by proxy, the annual meeting of stockholders of Clear Channel Outdoor to be held in the Texas E Ballroom at the Hilton San Antonio Airport, located at 611 NW Loop 410, San Antonio, Texas 78216, on May 15, 2015, at 8:00 a.m. local time, for the following purposes:

1.	to elect Vicente Piedrahita, Robert W. Pittman and Dale W. Tremblay to serve as directors for a three year term;
2.	to approve the adoption of the 2015 Executive Incentive Plan;
3.	to approve the adoption of the 2015 Supplemental Incentive Plan;
4.	to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of Clear Channel Outdoor for the year ending December 31, 2015; and
5.	to transact any other business which may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 25, 2015 are entitled to notice of and to vote at the annual meeting.

Two cut-out admission tickets are included on the back cover of this document and are required for admission to the annual meeting. Please contact Clear Channel Outdoor’s Secretary at Clear Channel Outdoor’s corporate headquarters if you need additional tickets. If you plan to attend the annual meeting, please note that space limitations make it necessary to limit attendance to stockholders and one guest per each stockholder. Admission to the annual meeting will be on a first-come, first-served basis. Registration and seating will begin at 7:45 a.m. local time. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras (including mobile telephones with photographic capabilities), recording devices and other electronic devices will not be permitted at the annual meeting. The annual meeting will begin promptly at 8:00 a.m. local time.

Your attention is directed to the accompanying proxy statement. In addition, although mere attendance at the annual meeting will not revoke your proxy, if you attend the annual meeting you may revoke your proxy and vote in person. To ensure that your shares are represented at the annual meeting, please complete, date, sign and mail the enclosed proxy card in the return envelope provided for that purpose.

By Order of the Board of Directors

Robert H. Walls, Jr.
Executive Vice President, General Counsel and Secretary

San Antonio, Texas

March 31, 2015

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 15, 2015

The Proxy and Annual Report Materials are available at:

www.envisionreports.com/cco

2015 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

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PROXY STATEMENT

This proxy statement contains information related to the annual meeting of stockholders of Clear Channel Outdoor Holdings, Inc. (referred to herein as “Clear Channel Outdoor,” “CCOH,” “Company,” “we,” “our” or “us”) to be held on Friday, May 15, 2015, beginning at 8:00 a.m. local time, in the Texas E Ballroom at the Hilton San Antonio Airport, located at 611 NW Loop 410, San Antonio, Texas 78216, and at any postponements or adjournments thereof. This proxy statement is first being sent to stockholders on or about April 8, 2015. The Company will bear the costs of preparing and mailing this proxy statement and other costs of the proxy solicitation made by the Board of Directors of Clear Channel Outdoor (the “Board”).

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	The Board is providing these proxy materials to you in connection with Clear Channel Outdoor’s annual meeting of stockholders (the “annual meeting”), which will take place on May 15, 2015. The Board is soliciting proxies to be used at the annual meeting. You also are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q:	What information is contained in these materials?

A:	The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and our most highly paid executive officers and certain other required information. Following this proxy statement are the 2015 Executive Incentive Plan (the “Executive Incentive Plan”) (Appendix A), the 2015 Supplemental Incentive Plan (the “Supplemental Incentive Plan”) (Appendix B) and excerpts from Clear Channel Outdoor’s 2014 Annual Report on Form 10-K, including the Consolidated Financial Statements, Notes to the Consolidated Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations, as well as certain other data (Appendix C). A proxy card and a return envelope also are enclosed.

Q:	What proposals will be voted on at the annual meeting?

A:	There are four proposals scheduled to be voted on at the annual meeting:

•	the election of the three nominees for directors named in this proxy statement;
•	the approval of the Executive Incentive Plan;
•	the approval of the Supplemental Incentive Plan; and
•	the ratification of the selection of Ernst & Young LLP as Clear Channel Outdoor’s independent registered public accounting firm for the year ending December 31, 2015.

Q:	Which of my shares may I vote?

A:	All shares of Class A and Class B common stock owned by you as of the close of business on March 25, 2015 (the “Record Date”) may be voted by you. These shares include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. Each share of Class A common stock is entitled to one vote at the annual meeting and each share of Class B common stock is entitled to 20 votes at the annual meeting. As of the Record Date, there were 45,508,004 shares of Class A common stock outstanding and 315,000,000 shares of Class B common stock outstanding. All shares of our Class B common stock are held by Clear Channel Holdings, Inc., a wholly owned indirect subsidiary of iHeartMedia, Inc. (“iHeartMedia”).

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most stockholders of Clear Channel Outdoor hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record: If your shares are registered directly in your name with Clear Channel Outdoor’s transfer agent, Computershare, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Computershare on behalf of Clear Channel Outdoor. As the stockholder of record, you have the right to grant your voting proxy directly to Clear Channel Outdoor or to vote in person at the annual meeting. Clear Channel Outdoor has enclosed a proxy card for you to use. Please sign and return your proxy card.

Beneficial Owner: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and also are invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting, unless you obtain and present at the meeting a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares. Please sign and return your voting instruction card.

Q:	What constitutes a quorum?

A:	The holders of a majority of the total voting power of Clear Channel Outdoor’s Class A and Class B common stock entitled to vote and represented in person or by proxy will constitute a quorum at the annual meeting. Votes “withheld,” abstentions and “broker non-votes” (described below) are counted as present for purposes of establishing a quorum.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	Under New York Stock Exchange (“NYSE”) rules, brokers have discretion to vote the shares of customers who fail to provide voting instructions on “routine matters,” but brokers may not vote such shares on “non-routine matters” without voting instructions. When a broker is not permitted to vote the shares of a customer who does not provide voting instructions, it is called a “broker non-vote.” If you do not provide your broker with voting instructions, your broker will not be able to vote your shares with respect to (1) the election of directors, (2) the approval of the adoption of the Executive Incentive Plan and (3) the approval of the adoption of the Supplemental Incentive Plan. Your broker will send you directions on how you can instruct your broker to vote.

As described above, if you do not provide your broker with voting instructions and the broker is not permitted to vote your shares on a proposal, a “broker non-vote” occurs. Broker non-votes will be counted for purposes of establishing a quorum at the annual meeting and will have no effect on the vote on any of the proposals at the annual meeting.

Q:	How can I vote my shares in person at the annual meeting?

A:

Shares held directly in your name as the stockholder of record may be voted by you in person at the annual meeting. If you choose to vote your shares held of record in person at the annual meeting, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the annual meeting, Clear Channel Outdoor recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the annual meeting. You may request that your previously submitted proxy card not be used if you desire to vote in person when you attend the annual meeting. Shares held in “street name” may be voted in person by you at the annual meeting only if you obtain and present at the meeting a signed proxy from the record holder giving you the right to vote the shares. Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the annual meeting.

If you plan to attend the annual meeting, please note that space limitations make it necessary to limit attendance to stockholders and one guest per each stockholder. Admission to the annual meeting will be on a first-come, first-served basis. Registration and seating will begin at 7:45 a.m. local time. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the Record Date. Cameras (including mobile telephones with photographic capabilities), recording devices and other electronic devices will not be permitted at the annual meeting.

Q:	How can I vote my shares without attending the annual meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in “street name,” when you return your proxy card or voting instruction card accompanying this proxy statement, properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card or voting instruction card.

For participants in the 401(k) plan who own shares of Clear Channel Outdoor through the plan, the plan permits you to direct the plan trustee on how to vote the Clear Channel Outdoor shares allocated to your account. Your instructions to the plan trustee regarding how to vote your shares will be delivered via the enclosed proxy card. Your proxy card for shares held in the 401(k) must be received by 11:59 p.m. Eastern Time on May 12, 2015. The trustee will vote shares as to which no instructions are received in proportion to voting directions received by the trustee from all plan participants who vote.

Q:	What if I return my proxy card without specifying my voting choices?

A:	If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board.

Q:	What if I abstain from voting or withhold my vote on a specific proposal?

A:	If you withhold your vote on the election of directors, it will have no effect on the outcome of the vote on the election of directors. If you abstain from voting on (1) the approval of the Executive Incentive Plan, (2) the approval of the Supplemental Incentive Plan and (3) the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2015, it will have the same effect as a vote “against” these proposal. Abstentions are counted as present for purposes of determining a quorum.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:	What are Clear Channel Outdoor’s voting recommendations?

A:	The Board recommends that you vote your shares “FOR”:

•	each of the three nominees for directors named in this proxy statement;

•	the approval of the Executive Incentive Plan;
•	the approval of the Supplemental Incentive Plan; and
•	the ratification of the selection of Ernst & Young LLP as Clear Channel Outdoor’s independent registered public accounting firm for the year ending December 31, 2015.

Q:	What vote is required to elect the directors and approve each proposal?

A:	The directors will be elected by a plurality of the votes properly cast. The approval of the Executive Incentive Plan, the Supplemental Incentive Plan and the ratification of the selection of Ernst & Young LLP as Clear Channel Outdoor’s independent registered public accounting firm for the year ending December 31, 2015 will be approved by the affirmative vote of the holders of at least a majority of the total voting power of the voting stock present in person or by proxy at the annual meeting and entitled to vote on the matter.

Q:	May I change my vote?

A:	If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the annual meeting by sending the Secretary of Clear Channel Outdoor a proxy card dated later than your last submitted proxy card, notifying the Secretary of Clear Channel Outdoor in writing, or voting in person at the annual meeting. If your shares are held beneficially in “street name,” you should follow the instructions provided by your broker or other nominee to change your vote.

Q:	Where can I find the voting results of the annual meeting?

A:	Clear Channel Outdoor will announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K, which we anticipate filing with the Securities and Exchange Commission (the “SEC”) by May 21, 2015.

Q:	May I access Clear Channel Outdoor’s proxy materials from the Internet?

A:	Yes. These materials are available at www.envisionreports.com/cco.

THE BOARD OF DIRECTORS

Our Board, which currently consists of nine members, is responsible for overseeing the direction of Clear Channel Outdoor and for establishing broad corporate policies. However, in accordance with corporate legal principles, it is not involved in day-to-day operating details. Members of the Board are kept informed of Clear Channel Outdoor’s business through discussions with the Chairman and Chief Executive Officer, the Chief Financial Officer and other executive officers, by reviewing analyses and reports sent to them, by receiving updates from Board committees and by otherwise participating in Board and committee meetings.

COMPOSITION OF THE BOARD OF DIRECTORS

Our Board is divided into three classes serving staggered three-year terms. At each annual meeting of our stockholders, directors will be elected to succeed the class of directors whose terms have expired. As long as iHeartMedia continues to indirectly own shares of our common stock representing more than 50% of the total voting power of our common stock, it will have the ability to direct the election of all the members of our Board, the composition of our Board committees and the size of the Board.

Because iHeartMedia controls more than 50% of the voting power of Clear Channel Outdoor, we have elected to be treated as a “controlled company” under the NYSE’s Corporate Governance Standards. Accordingly, we are exempt from the provisions of the Corporate Governance Standards requiring that: (1) a majority of our Board consists of independent directors; (2) we have a nominating and governance committee composed entirely of independent directors and governed by a written charter addressing the nominating and governance committee’s purpose and responsibilities; and (3) we have a compensation committee composed entirely of independent directors with a written charter addressing the compensation committee’s purpose and responsibilities. However, notwithstanding this exemption, as described more fully below, we have a Compensation Committee composed entirely of independent directors with a written charter addressing the Compensation Committee’s purpose and responsibilities.

BOARD MEETINGS

During 2014, the Board held five meetings. All of Clear Channel Outdoor’s directors attended at least 75% of the aggregate of all meetings of the Board and committees on which they served during the periods in which they served during 2014.

STOCKHOLDER MEETING ATTENDANCE

Clear Channel Outdoor encourages, but does not require, directors to attend the annual meeting of stockholders. None of the directors attended the annual meeting of stockholders in 2014.

INDEPENDENCE OF DIRECTORS

The Board has adopted a set of Governance Guidelines addressing, among other things, standards for evaluating the independence of Clear Channel Outdoor’s directors. The full text of the Governance Guidelines can be found on the investor relations section of Clear Channel Outdoor’s website at www.clearchanneloutdoor.com.

The Board has adopted the following standards for determining the independence of its members:

1.	A director must not be, or have been within the last three years, an employee of Clear Channel Outdoor. In addition, a director’s immediate family member (“immediate family member” is defined to include a person’s spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law and anyone (other than domestic employees) who shares such person’s home) must not be, or have been within the last three years, an executive officer of Clear Channel Outdoor.

2.	A director or immediate family member must not have received, during any 12 month period within the last three years, more than $120,000 in direct compensation from Clear Channel Outdoor, other than director or committee fees and pension or other forms of deferred compensation for prior service (and no such compensation may be contingent in any way on continued service).

3.	A director must not be a current partner or employee of a firm that is Clear Channel Outdoor’s internal or external auditor. In addition, a director must not have an immediate family member who is (a) a current partner of such firm or (b) a current employee of such a firm and personally works on Clear Channel Outdoor’s audit. Finally, neither the director nor an immediate family member of the director may have been, within the last three years, a partner or employee of such a firm and personally worked on Clear Channel Outdoor’s audit within that time.

4.	A director or an immediate family member must not be, or have been within the last three years, employed as an executive officer of another company where any of Clear Channel Outdoor’s present executive officers at the same time serve or served on that company’s compensation committee.

5.	A director must not be a current employee, and no director’s immediate family member may be a current executive officer, of a material relationship party (“material relationship party” is defined as any company that has made payments to, or received payments from, Clear Channel Outdoor for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues).

6.	A director must not own, together with ownership interests of his or her family, ten percent (10%) or more of a material relationship party.

7.	A director or immediate family member must not be or have been during the last three years, an executive officer of a charitable organization (or hold a similar position), to which Clear Channel Outdoor makes contributions in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such organization’s consolidated gross revenues.

8.	A director must be “independent” as that term is defined from time to time by the rules and regulations promulgated by the SEC, by the listing standards of the NYSE and, with respect to at least two members of the compensation committee, by the applicable provisions of, and rules promulgated under, the Internal Revenue Code of 1986, as amended (collectively, the “Applicable Rules”). For purposes of determining independence, the Board will consider relationships with Clear Channel Outdoor and any parent or subsidiary in a consolidated group with Clear Channel Outdoor or any other company relevant to an independence determination under the Applicable Rules.

The above independence standards conform to, or are more exacting than, the director independence requirements of the NYSE applicable to Clear Channel Outdoor. The above independence standards are set forth on Appendix A of the Governance Guidelines.

Our Board currently consists of nine directors, one of whom currently serves as our Chairman and Chief Executive Officer. For a director to be independent, the Board must determine that such director does not have any direct or indirect material relationship with Clear Channel Outdoor. Pursuant to the Governance Guidelines, the Board has undertaken its annual review of director independence.

Our Board has affirmatively determined that Douglas L. Jacobs, Thomas R. Shepherd, Christopher M. Temple and Dale W. Tremblay are independent under the listing standards of the NYSE, as well as Clear Channel Outdoor’s independence standards set forth above. In addition, the Board has determined that each member of the Compensation Committee is independent and that each member of the Audit Committee is independent under the heightened independence standards required for audit committee members by the rules and regulations of the SEC. In making these determinations, our Board reviewed information provided by the directors and by Clear Channel Outdoor with regard to the directors’ business and personal activities as they relate to Clear Channel Outdoor and its affiliates. In the ordinary course of business during 2014, we entered into purchase and sale transactions for products and services with certain entities affiliated with members of our Board, as described below, and the following transactions were considered by our Board in making their independence determinations with respect to Messrs. Jacobs, Shepherd, Temple and Tremblay:

•	During 2014, a charity and a corporation for which Mr. Jacobs serves as a director paid an affiliate of ours less than $100,000 in the aggregate for advertising services.
•	During 2014, a charity for which Mr. Temple serves on the Investment Committee paid us less than $65,000 for advertising services.

All of the payments described above are for arms-length, ordinary course of business transactions and we generally expect transactions of a similar nature to occur during 2015. In each case, the Board concluded that the transaction or relationship did not impair the independence of the director.

The rules of the NYSE require that non-management or independent directors of a listed company meet periodically in executive sessions. In addition, the rules of the NYSE require listed companies to schedule an executive session including only independent directors at least once a year. Clear Channel Outdoor’s independent directors met separately in executive session one time during 2014.

The Board has created the office of Presiding Director to serve as the lead non-management director of the Board. The office of the Presiding Director at all times will be held by an “independent” director, as that term is defined from time to time by the listing standards of the NYSE and as determined by the Board in accordance with the Board’s Governance Guidelines. The Presiding Director has the power and authority to do the following:

•	preside at all meetings of non-management directors when they meet in executive session without management participation;
•	set agendas, priorities and procedures for meetings of non-management directors meeting in executive session without management participation;
•	generally assist the Chairman of the Board;
•	add agenda items to the established agenda for meetings of the Board;
•	request access to Clear Channel Outdoor’s management, employees and its independent advisers for purposes of discharging his or her duties and responsibilities as a director; and
•	retain independent outside financial, legal or other advisors at any time, at the expense of Clear Channel Outdoor, on behalf of the Board or any committee or subcommittee of the Board.

The Presiding Director position is rotated among the independent directors, in alphabetical order of last name, effective the first day of each calendar quarter. As of the date of this proxy statement, Dale W. Tremblay is serving as the Presiding Director.

COMMITTEES OF THE BOARD

The Board historically has had two standing committees: the Audit Committee and the Compensation Committee. Each committee has a written charter, which guides its operations. The written charters of the Audit Committee and the Compensation Committee are available on Clear Channel Outdoor’s website at www.clearchanneloutdoor.com.

On October 19, 2013, in accordance with the terms of the settlement of certain derivative litigation relating to a promissory note (the “Due from iHeartCommunications Note”) between iHeartCommunications, Inc., our indirect parent entity (“iHeartCommunications”), as maker, and Clear Channel Outdoor, as payee, our Board established an Intercompany Note Committee of the Board for the specific purpose of monitoring the Due from iHeartCommunications Note. The Intercompany Note Committee has the non-exclusive authority pursuant to the committee’s charter approved as part of the settlement to demand repayment under the Due from iHeartCommunications Note under certain circumstances related to iHeartCommunications’ liquidity or the amount outstanding under the Due from iHeartCommunications Note as long as the committee declares a simultaneous dividend equal to the amount so demanded. The Intercompany Note Committee receives monthly and annual reports from management pursuant to the committee’s charter and the Intercompany Note Committee has the authority to retain, at Clear Channel Outdoor’s expense, independent counsel and an independent financial advisor as the Intercompany Note Committee deems appropriate in order to perform its responsibilities.

The table below sets forth the members of each of these committees.

Board Committee Membership

Name	Audit Committee	Compensation Committee	Intercompany Note Committee
Douglas L. Jacobs	*X	X	X
Christopher M. Temple	X		*X
Dale W. Tremblay	X	*X	X

* = Chairman

X = Committee member

The Audit Committee

The Audit Committee assists the Board in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Clear Channel Outdoor. Douglas L. Jacobs has been designated by our Board as an “Audit Committee Financial Expert,” as defined by the SEC. Mr. Jacobs also serves on the audit committees of three other public companies. Our Board has determined that such simultaneous service on these other audit committees and on our Audit Committee would not impair the ability of Mr. Jacobs to serve effectively on our Audit Committee. The Audit Committee met four times during 2014. All members of the Audit Committee are independent as defined by the listing standards of the NYSE and Clear Channel Outdoor’s independence standards and satisfy the other requirements for audit committee membership, including the heightened independence standards, of the NYSE and the SEC.

The Audit Committee’s primary responsibilities, which are discussed in detail within its charter, include the following, subject to the consent of our corporate parent:

•	be responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of preparing an audit report or to perform other audit, review or attest services and all fees and other terms of their engagement;
•	review and discuss reports regarding the independent registered public accounting firm’s independence;
•	review with the independent registered public accounting firm the annual audit scope and plan;
•	review with management, the director of internal audit and the independent registered public accounting firm the budget and staffing of the internal audit department;
•	review and discuss with management and the independent registered public accounting firm the annual and quarterly financial statements and the specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” prior to the filing of the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;
•	review with the independent registered public accounting firm the critical accounting policies and practices used;
•	review with management, the independent registered public accounting firm and the director of internal audit Clear Channel Outdoor’s internal accounting controls and any significant findings and recommendations;
•	discuss guidelines and policies with respect to risk assessment and risk management;
•	oversee Clear Channel Outdoor’s policies with respect to related party transactions; and
•	review with management and the General Counsel the status of legal and regulatory matters that may have a material impact on Clear Channel Outdoor’s financial statements and compliance policies.

The full text of the Audit Committee’s charter can be found on our website at www.clearchanneloutdoor.com.

The Compensation Committee

The Compensation Committee administers Clear Channel Outdoor’s incentive-compensation plans and equity-based plans, determines compensation arrangements for all executive officers, other than our current Chairman and Chief Executive Officer (our former Executive Chairman), Chief Financial Officer, Senior Vice President—Corporate Finance, General Counsel and Chief Accounting Officer, and makes recommendations to the Board concerning compensation for directors of Clear Channel Outdoor and its subsidiaries. The Compensation Discussion and Analysis section of this proxy statement provides additional details regarding the basis on which the Compensation Committee determines executive compensation. The Compensation Committee met four times during 2014. All members of the Compensation Committee are independent as defined by the listing standards of the NYSE and Clear Channel Outdoor’s independence standards.

The Compensation Committee has the ability, under its charter, to select and retain, at the expense of Clear Channel Outdoor, independent legal and financial counsel and other consultants necessary to assist the Compensation Committee as the Compensation Committee may deem appropriate, in its sole discretion. The Compensation Committee also has the authority to select and retain any compensation consultant to be used to survey the compensation practices in Clear Channel Outdoor’s industry and to provide advice so that Clear Channel Outdoor can maintain its competitive ability to recruit and retain highly qualified personnel. The Compensation Committee has the sole authority to approve related fees and retention terms for any of its counsel and consultants.

The Compensation Committee’s primary purposes, which are discussed in detail within its charter, are to:

•	assist the Board in ensuring that a proper system of long-term and short-term compensation is in place to provide performance-oriented incentives to management, and that compensation plans are appropriate and competitive and properly reflect the objectives and performance of management and Clear Channel Outdoor;
•	review and approve corporate goals and objectives relevant to the compensation of Clear Channel Outdoor’s executive officers, evaluate the performance of the executive officers in light of those goals and objectives and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the compensation level of the executive officers based on this evaluation;
•	review and adopt, and/or make recommendations to the Board with respect to, incentive-compensation plans for executive officers and equity-based plans;
•	review and discuss with management the Compensation Discussion and Analysis to be included in Clear Channel Outdoor’s proxy statement and determine whether to recommend to the Board the inclusion of the Compensation Discussion and Analysis in the proxy statement;
•	prepare the Compensation Committee report for inclusion in Clear Channel Outdoor’s proxy statement; and
•	recommend to the Board the appropriate compensation for the non-employee members of the Board.

Our current Chairman and Chief Executive Officer (our former Executive Chairman), Chief Financial Officer, General Counsel, Chief Accounting Officer and Senior Vice President—Corporate Finance simultaneously hold the same positions at iHeartCommunications and iHeartMedia, our indirect parent entities. The compensation of those officers is set by the board of directors and the Compensation Committee of the board of directors of iHeartMedia, and we are allocated a portion of the cost of the services of certain of those officers pursuant to the Corporate Services Agreement, dated November 16, 2005, by and between Clear Channel Management Services, L.P., now known as iHeartMedia Management Services, Inc. (“iHMMS”), an indirect subsidiary of iHeartMedia and us (the “Corporate Services Agreement”). Accordingly, our Compensation Committee charter does not govern the compensation arrangements, policies and practices of our current Chairman and Chief Executive Officer (our former Executive Chairman), Chief Financial Officer, General Counsel, Chief Accounting Officer and Senior Vice President—Corporate Finance. The term “executive officer” used above in the description of the Compensation Committee’s purposes refers to our employees (other than our current Chairman and Chief Executive Officer (our former Executive Chairman), Chief Financial Officer, General Counsel, Chief Accounting Officer and Senior Vice President—Corporate Finance) who are (1) subject to the requirements of Section 16 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), governing insider trading reporting or (2) covered by the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), governing qualified performance-based compensation. See the Compensation Discussion and Analysis section of this proxy statement. The Compensation Committee has the authority to delegate its responsibilities to subcommittees if the Compensation Committee determines such delegation would be in the best interest of Clear Channel Outdoor.

The full text of the Compensation Committee’s charter can be found on our website at www.clearchanneloutdoor.com.

DIRECTOR NOMINATING PROCEDURES

The Board oversees the identification and consideration of candidates for membership on the Board, and each member of the Board participates in this process. It is the view of the Board that this function has been performed effectively by the Board, and that it is appropriate for Clear Channel Outdoor not to have a separate nominating committee or charter for this purpose.

The Board is responsible for developing and reviewing background information for candidates for the Board, including those recommended by stockholders. Our directors play a critical role in guiding Clear Channel Outdoor’s strategic direction and overseeing the management of Clear Channel Outdoor. Clear Channel Outdoor does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Board strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate mix of experience, skills and expertise to oversee Clear Channel Outdoor’s businesses. Director candidates should have experience in positions with a high degree of responsibility, be leaders in the organizations with which they are affiliated and have the time, energy, interest and willingness to serve as a member of the Board. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience. The Board evaluates each incumbent director to determine whether he or she should be nominated to stand for re-election, based on the types of criteria outlined above as well as the director’s contributions to the Board during their current term.

Director Scott R. Wells resigned as a member of our Board on March 3, 2015. Pursuant to our bylaws, on March 3, 2015, our Board appointed Olivia Sabine as a member of our Board to fill the vacancy created by Mr. Wells’ resignation. Ms. Sabine was recommended for election as a director by our Board members affiliated with Bain Capital Partners, LLC (“Bain Capital”).

The Board will consider as potential nominees individuals properly recommended by stockholders. Recommendations concerning individuals proposed for consideration should be addressed to the Board, c/o Secretary, Clear Channel Outdoor Holdings, Inc., 200 East Basse Road, San Antonio, Texas 78209. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected. The Board evaluates candidates recommended by stockholders in the same manner in which it evaluates other nominees. Stockholders who themselves wish to effectively nominate a person for election to the Board, as contrasted with recommending a potential nominee to the Board for its consideration, are required to comply with the advance notice and other requirements set forth in our bylaws, as described below under “Stockholder Proposals for 2016 Annual Meeting and Advance Notice Procedures.”

BOARD LEADERSHIP STRUCTURE

On October 2, 2011, Robert W. Pittman was appointed as our Executive Chairman and a member of our Board and, on January 24, 2012, C. William Eccleshare was appointed as our Chief Executive Officer. On March 2, 2015, Mr. Pittman was appointed as our Chairman and Chief Executive Officer and Mr. Eccleshare transitioned to become Chairman and Chief Executive Officer of our International division. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of Clear Channel Outdoor to make that determination based on the position and direction of Clear Channel Outdoor, the membership of the Board and the individuals who occupy those roles. Mr. Pittman provides and Mr. Eccleshare provided our Board with insight into our operations and help facilitate the flow of information between management and the Board. In addition, the position of Presiding Director of our Board rotates quarterly among our independent directors, providing an additional layer of independent director oversight, as described above under “—Independence of Directors.” For the reasons described above, our Board believes that this leadership structure is appropriate for us at this time.

Our risk management philosophy strives to:

•	timely identify the material risks that Clear Channel Outdoor faces;
•	communicate necessary information with respect to material risks to senior management and, as appropriate, to the Board or relevant Board committee;
•	implement appropriate and responsive risk management strategies consistent with Clear Channel Outdoor’s risk profile; and
•	integrate risk management into Clear Channel Outdoor’s decision-making.

The Board has designated the Audit Committee to oversee risk management. The Audit Committee reports to the Board regarding briefings provided by management and advisors, as well as the Audit Committee’s own analysis and conclusions regarding the adequacy of Clear Channel Outdoor’s risk management processes. In addition, Mr. Pittman (as our Chairman and Chief Executive Officer) is and Mr. Eccleshare (as our former Chief Executive Officer) was able to provide our Board with valuable insight into our risk profile and the options to mitigate and address our risks based on their respective experiences with the daily management of our business. The Board encourages management to promote a corporate culture that incorporates risk management into Clear Channel Outdoor’s corporate strategy and day-to-day operations.

STOCKHOLDER AND INTERESTED PARTY COMMUNICATION WITH THE BOARD

Stockholders and other interested parties may contact an individual director, the Presiding Director, the Board as a group or a specified Board committee or group, including the non-management directors as a group, by sending regular mail to the following address:

Board of Directors

Clear Channel Outdoor Holdings, Inc.

P.O. Box 659512

San Antonio, Texas 75265-9512

CODE OF BUSINESS CONDUCT AND ETHICS

Our Code of Business Conduct and Ethics (the “Code of Conduct”) applies to all of our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code of Conduct constitutes a “code of ethics” as defined by Item 406(b) of Regulation S-K. Our Code of Conduct is publicly available on our Internet website at www.clearchanneloutdoor.com. We intend to satisfy the disclosure requirements of Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of the Code of Conduct that applies to our principal executive officer, principal financial officer or principal accounting officer and relates to any element of the definition of code of ethics set forth in Item 406(b) of Regulation S-K by posting such information on our website, www.clearchanneloutdoor.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise stated, the table below sets forth information concerning the beneficial ownership of Clear Channel Outdoor’s common stock as of March 25, 2015 for: (1) each director currently serving on our Board and each of the nominees for director; (2) each of our named executive officers; (3) our directors and executive officers as a group; and (4) each person known to Clear Channel Outdoor to beneficially own more than 5% of any class of Clear Channel Outdoor’s outstanding shares of common stock. At the close of business on March 25, 2015, there were 45,508,004 shares of Clear Channel Outdoor’s Class A common stock outstanding and 315,000,000 shares of Clear Channel Outdoor’s Class B common stock outstanding. In addition, information concerning the beneficial ownership of common stock of iHeartMedia, our indirect parent entity, by: (1) each director currently serving on our Board and each of the nominees for director; (2) each of our named executive officers; and (3) our directors and executive officers as a group is set forth in the footnotes to the table below. At the close of business on March 25, 2015, there were 29,074,896 shares of iHeartMedia’s Class A common stock, 555,556 shares of iHeartMedia’s Class B common stock and 58,967,502 shares of iHeartMedia’s Class C common stock outstanding. Except as otherwise noted, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

Each share of Clear Channel Outdoor Class A common stock is entitled to one vote on matters submitted to a vote of the stockholders and each share of Clear Channel Outdoor Class B common stock is entitled to 20 votes on matters submitted to a vote of the stockholders. Each share of our Class B common stock is convertible at the option of the holder thereof into one share of Class A common stock. Each share of our common stock is entitled to share equally on a per share basis in any dividends and distributions by us.

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner(a)	Number of Shares of Class A Common Stock	Number of Shares of Class B Common Stock	Percent of Class A Common Stock(b)	Percent of Class B Common Stock(b)	Percent of Outstanding Common Stock on an As-Converted Basis(b)
Holders of More than 5%:
iHeartCommunications, Inc.(c)	8,553,971	315,000,000	18.8%	100.0%	89.7%
JPMorgan Chase & Co.(d)	5,065,219	—	11.1%	—	1.4%
Canyon Capital Advisors LLC(e)	4,533,732	—	10.0%	—	1.3%
GAMCO Asset Management Inc. and affiliates(f)	4,802,030	—	10.6%	—	1.3%
Mason Capital Management LLC(g)	4,172,946	—	9.2%	—	1.2%
Abrams Capital Management, L.P. and affiliates(h)	3,354,390	—	7.4%	—	*
DW Partners, LP(i)	2,658,350	—	5.8%	—	*
The Vanguard Group, Inc.(j)	2,543,682	—	5.6%	—	*

Named Executive Officers, Executive Officers and Directors:
Jonathan D. Bevan(k)	—	—	—	—	—
Richard J. Bressler(l)	303,687	—	*	—	*
C. William Eccleshare(m)	611,121	—	1.3%	—	*
Suzanne M. Grimes(n)	33,187	—	*	—	*
Scott D. Hamilton(o)	—	—	—	—	—
Blair E. Hendrix(p)	—	—	—	—	—
Douglas L. Jacobs(q)	53,478	—	*	—	*
Daniel G. Jones(r)	—	—	—	—	—
Steven J. Macri(s)	—	—	—	—	—
Vicente Piedrahita(r)	—	—	—	—	—
Robert W. Pittman(t)	356,936	—	*	—	*
Olivia Sabine(p)	—	—	—	—	—
Thomas R. Shepherd(u)	43,478	—	*	—	*
Christopher M. Temple(u)	43,478	—	*	—	*
Dale W. Tremblay(v)	85,250	—	*	—	*
All Directors and executive officers as a group (15 individuals)(w)	1,657,197	—	3.6%	—	*

* Means less than 1%.

(a)	Unless otherwise indicated, the address for all beneficial owners is c/o Clear Channel Outdoor Holdings, Inc., 200 East Basse Road, San Antonio, Texas 78209.

(b)	Percentage of ownership calculated in accordance with Rule 13d-3(d)(1) under the Securities Exchange Act.

(c)	Represents 1,553,971 shares of Clear Channel Outdoor’s Class A common stock held by CC Finco, LLC, a wholly owned subsidiary of iHeartCommunications, and 315,000,000 shares of Clear Channel Outdoor’s Class B common stock held by Clear Channel Holdings, Inc., a wholly owned subsidiary of iHeartCommunications. Shares of Class B common stock are convertible on a one-for-one basis into shares of Class A common stock and entitle the holder to 20 votes per share upon all matters on which stockholders are entitled to vote. The business address of CC Finco, LLC, Clear Channel Holdings, Inc. and iHeartCommunications is 200 East Basse Road, San Antonio, Texas 78209.

(d)	As reported on a Schedule 13G/A filed with respect to Clear Channel Outdoor’s Class A common stock on January 13, 2015. The shares of Clear Channel Outdoor’s Class A common stock reported in the Schedule 13G/A may be deemed to be beneficially owned by one or more of JPMorgan Chase & Co. and its wholly owned subsidiaries JPMorgan Chase Bank, National Association and J.P. Morgan Investment Management Inc. The business address of each reporting person is 270 Park Avenue, New York, New York 10017.

(e)	As reported on a Schedule 13G/A filed with respect to Clear Channel Outdoor’s Class A common stock on March 9, 2015. The shares of Clear Channel Outdoor’s Class A common stock reported in the Schedule 13G/A may be deemed to be beneficially owned by one or more of the following persons: Canyon Capital Advisors LLC (“CCA”), Mitchell R. Julis and Joshua S. Friedman. CCA is an investment advisor to various managed accounts, including Canyon Value Realization Fund, L.P., The Canyon Value Realization Master Fund (Cayman), L.P., HF Canyon Master Ltd., Canyon Value Realization Fund MAC 18, Ltd., Canyon Balanced Master Fund, Ltd., Permal Canyon Fund Ltd., Canyon Distressed Opportunity Investing Fund, L.P., Canyon-GRF Master Fund II, L.P., Lyxor/Canyon Value Realization Fund Limited, Canyon Distressed Opportunity Master Fund L.P., AAI Canyon Fund PLC, Lyxor/Canyon Credit Strategy Fund Limited, Permal Alternative Select Fund and Wells Fargo Advantage Alternative Strategies Fund with the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of the securities held by, such managed accounts. Messrs. Julis and Friedman control entities which own 100% of CCA. The business address of each reporting person is 2000 Avenue of the Stars, 11th Floor, Los Angeles, California 90067.

(f)	As reported on a Schedule 13D/A filed with respect to Clear Channel Outdoor’s Class A common stock on March 12, 2012. The shares of Clear Channel Outdoor’s Class A common stock reported in the Schedule 13D/A may be deemed to be beneficially owned by one or more of the following persons: GGCP, Inc. (“GGCP”), GGCP Holdings LLC (“GGCP Holdings”), GAMCO Investors, Inc. (“GBL”), Gabelli Funds, LLC (“Gabelli Funds”), GAMCO Asset Management Inc. (“GAMCO”), Teton Advisors, Inc. (“Teton Advisors”), Gabelli Securities, Inc. (“GSI”), G.research, Inc. (“G.research”), MJG Associates, Inc. (“MJG Associates”), Gabelli Foundation, Inc. (“Foundation”), MJG-IV Limited Partnership (“MJG”) and Mario Gabelli. Mario Gabelli is deemed to have beneficial ownership of the securities owned beneficially by each of GAMCO, Gabelli Funds, GSI and MJG. GSI is deemed to have beneficial ownership of the securities owned beneficially by G.research. GBL and GGCP are deemed to have beneficial ownership of the securities owned beneficially by each of the foregoing persons other than Mario Gabelli and the Foundation. The business address of GBL, Gabelli Funds, G.research, GAMCO, GSI, Teton Advisors and Mario Gabelli is One Corporate Center, Rye, New York 10580. The business address of GGCP, GGCP Holdings and MJG Associates is 140 Greenwich Avenue, Greenwich, Connecticut 06850. The business address of the Foundation is 165 West Liberty Street, Reno, Nevada 89501.

(g)

As reported on a Schedule 13G/A filed with respect to Clear Channel Outdoor’s Class A common stock on February 17, 2015. The Schedule 13G/A reports beneficial ownership of shares of Clear Channel Outdoor’s Class A common stock by Mason Capital Management LLC (“Mason Capital Management”), Kenneth M. Garschina and Michael E. Martino with respect to shares directly owned by Mason Capital Master Fund, L.P. (“Mason Capital Master Fund”), the general partner of which is Mason Management LLC (“Mason

Management”), and Mason Capital L.P. (“Mason Capital LP”), the general partner of which is Mason Management. Mason Capital Management is the investment manager of each of Mason Capital Master Fund and Mason Capital LP, and Mason Capital Management may be deemed to have beneficial ownership over the shares reported by virtue of the authority granted to Mason Capital Management by Mason Capital Master Fund and Mason Capital LP to vote and exercise investment discretion over such shares. Mr. Garschina and Mr. Martino are managing principals of Mason Capital Management and the sole members of Mason Management. Mason Capital Management, Mr. Garschina and Mr. Martino disclaim beneficial ownership of all shares reported in the Schedule 13G/A pursuant to 13d-4 under the Securities Exchange Act. The business address of each reporting person is 110 East 59th Street, New York, New York 10022.

(h)	As reported on a Schedule 13G/A filed with respect to Clear Channel Outdoor’s Class A common stock on February 13, 2013. Shares of Clear Channel Outdoor’s Class A common stock reported in the Schedule 13G/A for Abrams Capital Partners II, L.P. (“ACP II”) represent shares beneficially owned by ACP II. Shares reported in the Schedule 13G/A for Abrams Capital, LLC (“Abrams Capital”) represent shares beneficially owned by ACP II and other private investment funds for which Abrams Capital serves as general partner. Shares reported in the Schedule 13G/A for Abrams Capital Management, L.P. (“Abrams CM LP”) and Abrams Capital Management, LLC (“Abrams CM LLC”) represent the above-referenced shares beneficially owned by Abrams Capital and shares beneficially owned by another private investment fund for which Abrams CM LP serves as investment manager. Abrams CM LLC is the general partner of Abrams CM LP. Shares reported in the Schedule 13G/A for Mr. Abrams represent the above-referenced shares reported for Abrams Capital and Abrams CM LLC. Mr. Abrams is the managing member of Abrams Capital and Abrams CM LLC. Each disclaims beneficial ownership of the shares reported except to the extent of its or his pecuniary interest therein. The business address of each reporting person is c/o Abrams Capital Management, L.P., 222 Berkley Street, 22nd Floor, Boston, Massachusetts 02116.

As reported on a Schedule 13D filed on November 29, 2011, Abrams CM LP and affiliates also own 6,811,407 shares of the Class A common stock of iHeartMedia, which, as of March 25, 2015, represented 23.4% of iHeartMedia’s outstanding Class A common stock and 7.7% of iHeartMedia’s outstanding Class A common stock assuming all shares of iHeartMedia’s Class B and Class C common stock are converted to shares of iHeartMedia’s Class A common stock. The iHeartMedia shares reported in the Schedule 13D for ACP II represent shares beneficially owned by ACP II. Shares reported in the Schedule 13D for Abrams Capital represent shares beneficially owned by ACP II and other private investment vehicles for which Abrams Capital serves as general partner. Shares reported in the Schedule 13D for Abrams CM LP and Abrams CM LLC represent shares beneficially owned by ACP II and other private investment vehicles (including those for which shares are reported for Abrams Capital) for which Abrams CM LP serves as investment manager. Abrams CM LLC is the general partner of Abrams CM LP. The iHeartMedia shares reported in the Schedule 13D for Mr. Abrams represent the above-referenced shares reported for Abrams Capital and Abrams CM LLC. Mr. Abrams is the managing member of Abrams Capital and Abrams CM LLC and is a member of iHeartMedia’s Board of Directors.

(i)	As reported on a Schedule 13G filed with respect to Clear Channel Outdoor’s Class A common stock on February 13, 2015. The shares of Clear Channel Outdoor’s Class A common stock reported in the Schedule 13G represent shares beneficially owned by certain private funds (collectively, the “Funds”) for which DW Partners, LP (“DWP”) serves as the investment manager and may direct the vote and disposition of the shares held by the Funds. DW Investment Partners, LLC serves as the general partner of DWP and may direct DWP to direct the vote and disposition of the shares held by the Funds. The business address of each reporting person is 590 Madison Avenue, 9th Floor, New York, New York 10022.

(j)	As reported on a Schedule 13G/A filed with respect to Clear Channel Outdoor’s Class A common stock on February 11, 2015. The shares of Clear Channel Outdoor’s Class A common stock reported in the Schedule 13G/A may be deemed to be owned by one or more of The Vanguard Group, Inc. and its wholly owned subsidiaries, Vanguard Fiduciary Trust Company and Vanguard Investments Australia, Ltd. The business address of each reporting person is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(k)	Mr. Bevan ceased serving as our Managing Director and Chief Operating Officer—International on September 30, 2014.

(l)	Represents 303,687 unvested restricted shares of Clear Channel Outdoor’s Class A common stock held by Mr. Bressler as of March 25, 2015.

As of March 25, 2015, Mr. Bressler also held 50,000 vested restricted shares of iHeartMedia’s Class A common stock and 860,000 unvested restricted shares of iHeartMedia’s Class A common stock, which represented 3.1% of iHeartMedia’s outstanding Class A common stock and 1.0% of iHeartMedia’s outstanding Class A common stock assuming all shares of iHeartMedia’s Class B and Class C common stock are converted to shares of iHeartMedia’s Class A common stock.

(m)	Includes vested stock options and stock options that will vest within 60 days after March 25, 2015 collectively representing 501,350 shares of Clear Channel Outdoor’s Class A common stock held by Mr. Eccleshare, if exercised.

(n)	Ms. Grimes ceased serving as our President and Chief Operating Officer—United States and Canada on August 13, 2014.

(o)	As of March 25, 2015, Mr. Hamilton held 10,125 shares of iHeartMedia’s Class A common stock and 26,875 unvested restricted shares of iHeartMedia’s Class A common stock, which collectively represented less than 1.0% of iHeartMedia’s outstanding Class A common stock and less than 1.0% of iHeartMedia’s outstanding Class A common stock assuming all shares of iHeartMedia’s Class B and Class C common stock are converted to shares of iHeartMedia’s Class A common stock.

(p)	Mr. Hendrix and Ms. Sabine are a managing director and an executive vice president, respectively, at Bain Capital. Entities controlled by Bain Capital and Thomas H. Lee Partners, L.P. (“THL”) hold all of the outstanding shares of iHeartMedia’s Class B common stock and iHeartMedia’s Class C common stock, and these shares represent a majority (whether measured by voting power or economic interest) of the equity of iHeartMedia.

(q)	Represents vested stock options and stock options that will vest within 60 days after March 25, 2015 collectively representing 34,567 shares of Clear Channel Outdoor’s Class A common stock, if exercised, and 18,911 unvested restricted shares of Clear Channel Outdoor’s Class A common stock held by Mr. Jacobs.

(r)	Mr. Jones and Mr. Piedrahita are a managing director and a vice president, respectively, at THL. Entities controlled by Bain Capital and THL hold all of the outstanding shares of iHeartMedia’s Class B common stock and iHeartMedia’s Class C common stock, and these shares represent a majority (whether measured by voting power or economic interest) of the equity of iHeartMedia.

(s)	As of March 25, 2015, Mr. Macri held 6,303 restricted shares of iHeartMedia’s Class A common stock and 115,000 unvested restricted shares of iHeartMedia’s Class A common stock, which collectively represented less than 1.0% of iHeartMedia’s outstanding Class A common stock and less than 1.0% of iHeartMedia’s outstanding Class A common stock assuming all shares of iHeartMedia’s Class B and Class C common stock are converted to shares of iHeartMedia’s Class A common stock.

(t)	Represents 356,936 unvested restricted shares of Clear Channel Outdoor’s Class A common stock held by Mr. Pittman as of March 25, 2015.

As of March 25, 2015, Mr. Pittman also held 550,000 unvested restricted shares of iHeartMedia’s Class A common stock and vested stock options to purchase 378,000 shares of iHeartMedia’s Class A common stock, and Pittman CC LLC, a limited liability company controlled by Mr. Pittman, beneficially owned 706,215 shares of iHeartMedia’s Class A common stock. As of March 25, 2015, these holdings collectively represented 5.6% of iHeartMedia’s outstanding Class A common stock and 1.8% of iHeartMedia’s outstanding Class A common stock assuming all shares of iHeartMedia’s Class B and Class C common stock are converted to shares of iHeartMedia’s Class A common stock.

(u)	Represents vested stock options and stock options that will vest within 60 days after March 25, 2015 collectively representing 24,567 shares of Clear Channel Outdoor’s Class A common stock and 18,911 unvested restricted shares of Clear Channel Outdoor’s Class A common stock held by each of Messrs. Shepherd and Temple.

(v)	Includes vested stock options and stock options that will vest within 60 days after March 25, 2015 collectively representing 66,339 shares of Clear Channel Outdoor’s Class A common stock and 18,911 unvested restricted shares of Clear Channel Outdoor’s Class A common stock held by Mr. Tremblay.

(w)	Includes vested stock options and stock options and restricted stock units that will vest within 60 days after March 25, 2015 collectively representing 777,972 shares of Clear Channel Outdoor’s Class A common stock and 736,267 unvested restricted shares of Clear Channel Outdoor’s Class A common stock held by our directors and executive officers as a group.

As of March 25, 2015, all of our directors and executive officers as a group were the beneficial owners of iHeartMedia’s Class A common stock as follows: (1) 165,146 shares of iHeartMedia’s Class A common stock held by such persons; (2) 1,599,875 unvested restricted shares of iHeartMedia’s Class A common stock held by such persons; (3) vested stock options to purchase 378,000 shares of iHeartMedia’s Class A common stock; and (4) 706,215 shares of iHeartMedia’s Class A common stock held indirectly. As of March 25, 2015, these holdings collectively represented 9.8% of iHeartMedia’s outstanding Class A common stock and 3.2% of iHeartMedia’s outstanding Class A common stock assuming all shares of iHeartMedia’s Class B common stock and iHeartMedia’s Class C common stock are converted to shares of iHeartMedia’s Class A common stock.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board has nominated the three persons listed as nominees below for election as directors at the annual meeting of stockholders. Each of the nominees listed below currently is a director and is standing for re-election. Each of the directors elected at the annual meeting will serve a three year term or until his successor shall have been elected and qualified, subject to earlier death, resignation or removal. The directors are to be elected by a plurality of the votes cast at the annual meeting. Each nominee has indicated a willingness to serve as director if elected. Should any nominee become unavailable for election, discretionary authority is conferred on the proxies to vote for a substitute. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

The following information, which is as of March 25, 2015, is furnished with respect to each of the nominees for election at our annual meeting and each of the other continuing members of our Board.

The Board recommends that you vote “For” the director nominees named below. Properly submitted proxies will be so voted unless stockholders specify otherwise.

NOMINEES FOR DIRECTOR FOR TERMS EXPIRING IN 2018 (CLASS III)

Vicente Piedrahita, age 33, joined THL in March 2012 and is currently a Principal in the firm’s Strategic Resources Group. Prior to joining THL, Mr. Piedrahita worked at Clear Channel Outdoor as Director of Strategic Projects and Initiatives from August 2010 until March 2012 and Monitor Group, a global strategic advisory firm (“Monitor Group”), as a consultant / case team leader from September 2004 until August 2008. Mr. Piedrahita has been a member of our Board since January 2014. Mr. Piedrahita holds a B.A., cum laude, in Sociology from Princeton University and an M.B.A. from Harvard Business School. Mr. Piedrahita was selected to serve as a member of our Board because of his strategic and operational knowledge gained through his experience working at Clear Channel Outdoor, as well as Monitor Group and THL.

Robert W. Pittman, age 61, was appointed as our Chairman and Chief Executive Officer on March 2, 2015. He was appointed Executive Chairman and a director of ours and as Chief Executive Officer and a director of iHeartMedia and iHeartCommunications on October 2, 2011. He was appointed as Chairman of iHeartMedia and iHeartCommunications on May 17, 2013. He also was appointed as Chairman and Chief Executive Officer and a member of the board of managers of iHeartMedia Capital I, LLC, a subsidiary of iHeartMedia and iHeartCommunications, on April 26, 2013. Prior to October 2, 2011, Mr. Pittman served as Chairman of Media and Entertainment Platforms for iHeartMedia and iHeartCommunications since November 2010. He has been a member of, and an investor in, Pilot Group, a private equity investment company, since April 2003. Mr. Pittman was formerly Chief Operating Officer of AOL Time Warner, Inc. from May 2002 to July 2002. He also served as Co-Chief Operating Officer of AOL Time Warner, Inc. from January 2001 to May 2002, and earlier, as President and Chief Operating Officer of America Online, Inc. from February 1998 to January 2001. Mr. Pittman serves on the boards of numerous charitable organizations, including the Alliance for Lupus Research, the Rock and Roll Hall of Fame Foundation and the Robin Hood Foundation, where he has served as past Chairman. Mr. Pittman was selected to serve as a member of our Board because of his service as Chief Executive Officer of iHeartMedia and iHeartCommunications, as well as his extensive media experience gained through the course of his career.

Dale W. Tremblay, age 56, has served as President and Chief Executive Officer of C.H. Guenther & Son, Inc., a food marketing and manufacturing company (“C.H. Guenther”), since July 2001. Prior to joining C.H. Guenther, Mr. Tremblay was an officer at the Quaker Oats Company, where he was responsible for all Worldwide Foodservice Businesses. Mr. Tremblay has been a member of our Board since November 2005. He also currently serves on the boards of directors of C.H. Guenther, Texas Capital Bank and NatureSweet Ltd. Mr. Tremblay has a B.A. in Finance from Michigan State University, and serves on the Advisory Board for the Michigan State University Financial Analysis Lab and the Business and Community Advisory Council of the Federal Reserve Bank of Dallas. Mr. Tremblay was selected to serve as a member of our Board based on his operational and managerial expertise gained through building and managing a large privately-held company and his international business experience.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2016 (CLASS I)

Blair E. Hendrix, age 50, is a Managing Director of Bain Capital and the Head of the firm’s operationally focused Portfolio Group for North America. Mr. Hendrix joined Bain Capital in 2000. Prior to joining Bain Capital, Mr. Hendrix was Executive Vice President and Chief Operating Officer of DigiTrace Care Services, Inc. (now SleepMed), a national healthcare services company he co-founded. Earlier in his career, Mr. Hendrix was employed by Corporate Decisions, Inc. (now Mercer Management Consulting), a management consulting firm. Mr. Hendrix has been a member of our Board since August 2008. Mr. Hendrix also currently serves as a director of TWCC Holdings Corp. (The Weather Channel), iHeartCommunications and iHeartMedia and as a member of the board of managers of iHeartMedia Capital I, LLC. He previously served as a director of Keystone Automotive Operations, Inc., Innophos Holdings, Inc. and SMTC Corporation. Mr. Hendrix received a B.A. from Brown University, awarded with honors. Mr. Hendrix was selected to serve as a member of our Board because of his operational knowledge gained through his experience with Bain Capital and in management consulting.

Douglas L. Jacobs, age 67, has been self-employed since 2003. He was the Executive Vice President and Treasurer for FleetBoston Financial Group from 1995 to 2003. His career began at Citibank in 1972, where he ultimately assumed the position of Division Executive for the Investment Banking Group’s MBS Group. Mr. Jacobs has been a member of our Board since May 2010. Mr. Jacobs’ other current directorships include Springleaf Holdings, Inc. (and its subsidiary with registered debt securities, Springleaf Finance Corporation), Doral Financial Corporation, Fortress Investment Group LLC and New Residential Investment Corp. His previous directorships include ACA Capital Holdings, Inc., Global Signal Inc. and Hanover Capital Mortgage Holdings, Inc. Mr. Jacobs holds a B.A. from Amherst College and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. Mr. Jacobs was selected to serve as a member of our Board for his operational, financial and capital markets experience as well as his experience evaluating risks gained through his service as an executive and as a director of several financial institutions.

Daniel G. Jones, age 40, is a Managing Director at THL and is part of the firm’s Strategic Resources Group, which works in collaboration with senior management and THL investment professionals to drive value at portfolio companies. Prior to joining THL in 2007, Mr. Jones was a management consultant at Monitor Group from 2004 to 2007. He also served as account leader at Monitor Clipper Fund. Before Monitor Group, Mr. Jones worked in a variety of corporate finance roles, lastly as Financial Project Manager and Deputy to the Chief Financial Officer at LAN Airlines, one of the leading Latin American passenger and cargo airlines. Mr. Jones has been a member of our Board since August 2008. He holds a B.A. from Dartmouth College and an M.B.A. from the MIT Sloan School of Management. Mr. Jones was selected to serve as a member of our Board for his experience in acquisitions and financings gained through his work in private equity at THL and his experience in evaluating strategies, operations and risks gained through his work as a consultant.

DIRECTORS WHOSE TERMS WILL EXPIRE IN 2017 (CLASS II)

Olivia Sabine, age 36, Ms. Sabine is an Executive Vice President at Bain. Prior to joining Bain in 2006, Ms. Sabine was an engagement manager at McKinsey & Co., where she consulted in the healthcare, media and entertainment and consumer products industries. Ms. Sabine received a B.A., magna cum laude, from Columbia College. Ms. Sabine was selected to serve as a member of our Board for her experience in operations gained through her work as a consultant and for her experience in acquisitions and financings gained through her work in private equity at Bain Capital.

Thomas R. Shepherd, age 85, is Chairman of TSG Equity Partners LLC, a Massachusetts venture capital and private equity investment firm that he co-founded in 1998, and also is a director of various privately-held companies. From 1986 through 1998, Mr. Shepherd served as a managing director of THL. Prior to joining THL, he previously served as President of GTE Lighting Products Group (GTE Sylvania) from 1983 through 1986, and was President of North American Philips Commercial Electronics Corporation from 1981 until 1983. Mr. Shepherd has been a member of our Board since May 2011. Mr. Shepherd previously served as a director of Andover.net, Inc., General Nutrition Centers, Inc., Signature Brands, Inc., Spectrum Brands, Inc. and Vermont Teddy Bear Co. Mr. Shepherd received a Master of Industrial and Labor Relations degree from Cornell University, a B.A. in Economics from Washington & Lee University and completed the executive program at the Tuck School of Business at Dartmouth University. Mr. Shepherd was selected to serve as a member of our Board because of his corporate and financial experience, including senior leadership roles in operations, management and private equity, as well as his service on multiple boards of directors.

Christopher M. Temple, age 47, is President of DelTex Capital LLC, a financial advisory and consulting firm. Mr. Temple serves as the Chairman of Brawler Industries Holdco, LLC, a Midland, Texas based distributor of engineered plastics used in the exploration and production of oil and gas. Mr. Temple served as the President of Vulcan Capital (“Vulcan”), the private investment group of Vulcan Inc. from May 2009 until December 2009, and as Vice President of Vulcan from September 2008 to May 2009. Prior to joining Vulcan in September 2008, Mr. Temple served as a managing director at Tailwind Capital LLC (“Tailwind”) from May 2008 to August 2008. Prior to joining Tailwind, Mr. Temple was a managing director at Friend Skoler & Co., Inc. from May 2005 to May 2008. From April 1996 to December 2004, Mr. Temple was a managing director at Thayer Capital Partners. Mr. Temple has been a member of our Board since May 2011. Mr. Temple also currently serves as a director of Plains All American Pipeline GP, LLC and previously served on the board of directors of Charter Communications, Inc. Mr. Temple holds a B.B.A., magna cum laude, from the University of Texas and an M.B.A. from Harvard University, and previously was a licensed CPA serving clients in the energy sector with KPMG in Houston, Texas. Mr. Temple was selected to serve as a member of our Board because of his financial and accounting knowledge, as well as his strategic experience gained through his private equity work and service on multiple boards of directors.

PROPOSAL 2: APPROVAL OF THE 2015 EXECUTIVE INCENTIVE PLAN

BACKGROUND

The Board approved the adoption of the Company’s 2015 Executive Incentive Plan (the “2015 EIP”) on March 30, 2015, subject to stockholder approval within 12 months following such date. The purpose of the 2015 EIP is to provide an incentive to executive officers and other selected key executives of the Company to contribute to the growth, profitability and increased shareholder value of the Company and to retain such executive.

The 2015 EIP will be administered by our Compensation Committee. Our Compensation Committee will designate performance objectives with respect to a performance period for each plan participant. Utilizing those performance objectives, the Compensation Committee will use the 2015 EIP to reward accomplishments achieved during the performance period. The Board believes that the 2015 EIP benefits stockholders because it creates a strong incentive for executives to meet or exceed specified performance goals.

The Board has determined that it is in the best interests of us and our stockholders to maximize the tax deductibility of amounts payable under the 2015 EIP. Accordingly, we have structured the 2015 EIP in a manner that payments made under it can satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) of the Code (“Section 162(m)”). In general, Section 162(m) places a limit on the deductibility for federal income tax purposes of the compensation paid to the Chief Executive Officer and our next three highest compensated officers, excluding the Chief Financial Officer (collectively, the “Covered Employees”) who were employed by us on the last day of our taxable year. Under Section 162(m), compensation paid to such persons in excess of $1 million in a taxable year generally is not deductible. However, compensation that qualifies as “performance-based” does not count against the $1 million limitation. The 2015 EIP sets forth, among other things, the performance objectives under which awards may be paid under the plan. Pursuant to Section 162(m), if our stockholders approve the 2015 EIP and the other requirements of Section 162(m) are satisfied with respect to awards under the plan, amounts paid to the Covered Employees pursuant to the plan in forthcoming periods will qualify as fully tax-deductible to us, potentially generating substantial after-tax savings.

PLAN SUMMARY

A summary of the 2015 EIP is set forth below. This summary is qualified in its entirety by the full text of the 2015 EIP, a copy of which is attached as Appendix A. Capitalized terms used in this summary that are not otherwise defined have the respective meanings given such terms in the 2015 EIP.

Administration

The 2015 EIP shall be administered and interpreted by the Committee, defined as a committee composed of at least two members of the Board, which, for purposes of meeting certain requirements of Section 162(m) of Code and any regulations promulgated thereunder (including Treas. Regs. Section 1.162-27(e)(3)) with respect to Section 162(m) Awards, will consist of at least two “outside directors” and otherwise qualify thereunder. The Committee is authorized to select Participants; grant Performance Awards under the 2015 EIP; determine the type, terms and conditions of, and all other matters relating to, Performance Awards; prescribe Performance Award agreements (which need not be identical); establish, modify or rescind such rules and regulations as it deems necessary for the proper administration of the 2015 EIP; and make such determinations and interpretations and to take such steps in connection with the 2015 EIP or the Performance Awards granted thereunder as it deems necessary or advisable. The 2015 EIP provides that each officer, employee and Administrator member shall be indemnified and held harmless by the Company from any cost, expense or liability arising out of any act or omission to act in connection with the 2015 EIP.

Eligibility

Participants under the 2015 EIP shall include executive officers of the Company, including those employed by subsidiaries, and other key executives of the Company and its subsidiaries, in each case, as selected by the Committee. As set forth below, the recipients of Performance Awards will include current executive officers of the Company.

Performance Goals

Performance Awards shall be payable upon the achievement of certain Performance Goals, as specified by the Committee; provided that in the case of a Section 162(m) Award, payment of such awards shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following: earnings per share; operating income; operating income before non-cash depreciation of tangible assets and non-cash amortization of intangible assets and non-cash compensation (“OIBDAN”); gross income; net income (before or after taxes); cash flow; capital expenditures; gross profit; gross profit return on investment; gross margin return on investment; gross margin; operating margin; working capital; earnings before interest and taxes; earnings before interest, tax, depreciation and amortization; return on equity; return on assets; return on capital; return on invested capital; net revenues; gross revenues; revenue growth; annual recurring revenues; recurring revenues; service revenues; license revenues; sales or market share; total shareholder return; economic value added; specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion; credit rating; one or more operating ratios; the fair market value of the a share of the Company’s common stock; the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; or reduction in operating expenses. With respect to Section 162(m) Awards, to the extent permitted under Section 162(m), the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted.

Maximum Annual Amount Payable to a Participant

No participant may earn more than $15,000,000 in any calendar year pursuant to a Performance Award under the 2015 EIP.

Plan Operation

Performance Goals will be established by the Committee and communicated to the participant by the 90th day of the applicable performance period or, if earlier, before 25% of the applicable performance period has elapsed. The Committee will determine the performance period applicable to an award. Subject to the requirements of the 2015 EIP and applicable law, each Performance Award will contain such other terms and conditions as the Committee, acting in its discretion, may prescribe.

Payment of Awards

Upon certification of the achievement of the Performance Goals by the Compensation Committee and subject to any deferral arrangements or other conditions that may be permitted or required by the Committee, the Performance Award will be settled in cash or other property, as specified in the Performance Award agreement. Unless set forth in an agreement with the Participant and/or if the Committee determines otherwise, no payment related to an award will be made to a participant whose employment with the Company and its subsidiaries terminates (for any reason other than death) before the payment date of the award. The Committee is authorized at any time during or after a Performance Period to reduce or eliminate the Performance Award of any Participant for any reason, including, without limitation, changes in the position or duties of any Participant with the Company during or after a Performance Period, whether due to any termination of employment (including death, disability, retirement, voluntary termination or termination with or without cause) or otherwise. In addition, to the extent necessary to preserve the intended economic effects of the Plan to the Company and the Participants, the Committee shall adjust Performance Goals, the Performance Awards or both to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such as any merger of the Company or any subsidiary into another corporation, any consolidation of the Company or any subsidiary into another corporation, any separation of the Company or any subsidiary (including a spin-off or the distribution of stock or property of the Company or any subsidiary), any reorganization of the Company or any subsidiary or a large, special and non-recurring dividend paid or distributed by the Company (whether or not such reorganization comes within the definition of Section 368 of the Code), (iii) any partial or complete liquidation of the Company or any subsidiary or (iv) a change in accounting or other relevant rules or regulations; provided, that with respect to any Section 162(m) Award, such adjustments shall only be made to the extent permissible under Section 162(m).

Amendments; Termination

The Board, or a committee designated by the Board, may, at any time, terminate or, from time to time, amend, modify or suspend the Plan and the terms and provisions of any Performance Award theretofore granted to any Participant which has not been settled (either by payment or deferral).

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following discussion is intended only as a brief summary of the United States federal income tax rules relevant to Performance Awards provided under the 2015 EIP. These rules are highly technical and subject to change. The following discussion is limited to the United States federal income tax rules relevant to us and to the individuals who are citizens or residents of the United States, and such discussion does not purport to be complete. The discussion does not address the state, local, or foreign income tax rules relevant to such Performance Awards. Employees are urged to consult their personal tax advisors with respect to the federal, state, local, and foreign tax consequences relating to any Performance Awards.

The grant of a Performance Award does not generate taxable income to a Participant or an income tax deduction to us. Any cash and the fair market value of any property received as payment in respect of a Performance Award under the 2015 EIP will constitute ordinary income to the Participant. The Participant’s income is subject to income and employment tax withholding. We are generally entitled to an income tax deduction corresponding to the ordinary income that the participant recognizes. The Company is authorized to withhold from any Performance Award granted, any payment relating to a Performance Award under the 2015 EIP, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving a Performance Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Performance Award. This authority shall include authority for the Company to withhold or receive other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

NEW PLAN BENEFITS

The Committee has awarded grants with respect to 2015 performance to certain employees. However, we are unable to determine the value of those awards because they are based on 2015 performance. Accordingly, the table below sets forth, as of March 25, 2015, the target amounts for the outstanding awards that have been granted under the 2015 EIP (subject to applicable performance goals) to: (1) each of our named executive officers other than Ms. Grimes and Mr. Bevan who will not be eligible for awards because they ceased working for the Company in 2014 (listed individually below); (2) all of our current executive officers as a group; (3) all of our directors who are not executive officers as a group; and (4) all of our other employees, including all current officers who are not executive officers, as a group, respectively:

NAME	2015 EIP Target Awards
William Eccleshare	$1,000,000
Chief Executive Officer(1)
Richard Bressler(2)	$700,740
Chief Financial Officer
Steven Macri(2)	$249,152
Senior Vice President—Corporate Finance
Scott Hamilton(2)	$87,593
Senior Vice President—Chief Accounting Officer & Assistant Secretary
All Executive Officers as a Group (6 individuals)	$3,079,460
Non-Employee Directors as a Group (8 individuals)	$0
Non-Executive Officer Employees as a Group (12 individuals)	$3,316,348

(1)	On March 2, 2015, Mr. Eccleshare transitioned to become Chairman and Chief Executive Officer of our International division.

(2)	Amounts shown reflect estimated portion allocated to the Company under the Corporate Services Agreement. Estimated allocation percentage of 38.93% based on 3-year average.

FUTURE PLAN AWARDS

Future cash awards under the 2015 EIP are based on satisfaction of pre-established performance objectives during each applicable performance period and, therefore, are not determinable at this time. If our stockholders approve the 2015 EIP, the 2015 EIP will continue for 2015 and future years as permitted by applicable law. If our stockholders do not approve the 2015 EIP, the 2015 EIP will terminate at the annual meeting. In considering whether to vote for approval of the 2015 EIP, you should be aware that certain of our executive officers have received, and in the future may continue to receive, awards under the 2015 EIP (if approved by the stockholders). Failure of the stockholders to approve this proposal will not affect the awards previously granted under the 2015 EIP.

The Board recommends that you vote “For” approval of the adoption of the 2015 Executive Incentive Plan. Properly submitted proxies will be so voted unless stockholders specify otherwise.

PROPOSAL 3: APPROVAL OF THE 2015 SUPPLEMENTAL INCENTIVE PLAN

BACKGROUND

The Board approved the adoption of the Company’s 2015 Supplemental Incentive Plan (the “2015 SIP”) on March 30, 2015, subject to stockholder approval within 12 months following such date. The purpose of the 2015 SIP is to provide an incentive to executive officers and other selected key executives of the Company to contribute to the growth, profitability and increased shareholder value of the Company and to retain such executive.

The 2015 SIP will be administered by our Compensation Committee. Our Compensation Committee will designate performance objectives with respect to a performance period for each plan participant. Utilizing those performance objectives, the Compensation Committee will use the 2015 SIP to reward accomplishments achieved during the performance period. The Board believes that the 2015 SIP benefits stockholders because it creates a strong incentive for executives to meet or exceed specified performance goals.

The Board has determined that it is in the best interests of us and our stockholders to maximize the tax deductibility of amounts payable under the 2015 SIP. Accordingly, and similarly to the 2015 EIP, we have structured the 2015 SIP in a manner that payments made under it can satisfy the requirements for “performance-based” compensation within the meaning of Section 162(m) (see Proposal 2 for additional information on Section 162(m)). The 2015 SIP sets forth, among other things, the performance objectives under which bonuses may be paid under the 2015 SIP. Pursuant to Section 162(m), if our stockholders approve the 2015 SIP and the other requirements of Section 162(m) are satisfied with respect to awards under the plan, amounts paid to the Covered Employees pursuant to the plan in forthcoming periods will qualify as fully tax-deductible to us, potentially generating substantial after-tax savings.

PLAN SUMMARY

A summary of the 2015 SIP is set forth below. This summary is qualified in its entirety by the full text of the 2015 SIP, a copy of which is attached as Appendix B. Capitalized terms used in this summary that are not otherwise defined have the respective meanings given such terms in the 2015 SIP.

Administration

The 2015 SIP shall be administered and interpreted by the Committee, defined as the Compensation Committee. The Committee is authorized to select Participants to participate in the Plan in any given year; to establish and administer any performance goals and award opportunities applicable to each Participant and certify whether such goals have been attained; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, and waive rules and regulations for the Plan’s administration; to consider the recommendations of the Company’s Chief Executive Officer (“CEO”) in regard to determinations regarding the forgoing with respect to Participants other than the CEO and to make all other determinations which may be necessary or advisable for the administration of the Plan. The 2015 SIP provides that each officer, employee and Administrator member shall be indemnified and held harmless by the Company from any cost, expense or liability arising out of any act or omission to act in connection with the 2015 SIP.

Eligibility

Participants under the 2015 SIP shall include a select group of senior management of the Company and its subsidiaries as selected by the Committee. As set forth below, recipients of Awards will include current executive officers of the Company.

Performance Goals

Awards shall be payable upon the achievement of certain Performance Goals, as specified by the Committee; provided that in the case of a Section 162(m) Award, payment of such awards shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following: earnings per share; operating income; operating income before non-cash depreciation of tangible assets and non-cash amortization of intangible assets and non-cash compensation (“OIBDAN”); gross income; net income (before or after taxes); cash flow; capital expenditures; gross profit; gross profit return on investment; gross margin return on investment; gross margin; operating margin; working capital; earnings before interest and taxes; earnings before interest, tax, depreciation and amortization; return on equity; return on assets; return on capital; return on invested capital; net revenues; gross revenues; revenue growth; annual recurring revenues; recurring revenues; service revenues; license revenues; sales or market share; total shareholder return; economic value added; specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion; credit rating; one or more operating ratios; the fair market value of the a share of the Company’s common stock; the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; or reduction in operating expenses. With respect to Section 162(m) Awards, to the extent permitted under Section 162(m), the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted.

Maximum Annual Amount Payable to a Participant

A Participant shall not be granted an Award(s) under the 2015 SIP in excess of $15,000,000 during any calendar year.

Plan Operation

The Performance Period for Awards under the 2015 SIP shall be twelve (12) months. Performance Goals will be established by the Committee and communicated to the participant by the 90th day of the applicable Performance Period or, if earlier, before 25% of the applicable Performance Period has elapsed. The achievement and earned Award shall be communicated to each Participant in writing as soon as practicable after the completion of the applicable Performance Period. Unless otherwise communicated to a Participant in a written agreement, payment of the Awards shall not occur until the 90-day period following the third anniversary of the beginning of the applicable Performance Period, subject to such Participant’s continued employment through such payment date.

Termination of Employment

Unless set forth in an agreement with the participant and/or if the Committee determines otherwise, Awards are forfeited if the termination occurs prior to the conclusion of the performance period; and if the termination occurs following the performance period but prior to payment, the Participant will only receive payment if such termination was (i) for disability or death or (ii) for any reason if such termination occurs during the 12-month period following a Corporate Transaction.

Amendments; Termination

The Board, or a committee designated by the Board, may, at any time, terminate or, from time to time, amend, modify or suspend the Plan and the terms and provisions of any Award theretofore granted to any Participant, provided that such amendments may not have a material adverse impact on outstanding Awards with respect to a completed Performance Period.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The following discussion is intended only as a brief summary of the United States federal income tax rules relevant to Awards provided under the 2015 SIP. These rules are highly technical and subject to change. The following discussion is limited to the United States federal income tax rules relevant to us and to the individuals who are citizens or residents of the United States, and such discussion does not purport to be complete. The discussion does not address the state, local, or foreign income tax rules relevant to such Awards. Employees are urged to consult their personal tax advisors with respect to the federal, state, local, and foreign tax consequences relating to any Awards.

The grant of an Award does not generate taxable income to a Participant or an income tax deduction to us. Any cash and the fair market value of any property received as payment in respect of an Award under the 2015 SIP will constitute ordinary income to the Participant. The Participant’s income is subject to income and employment tax withholding. We are generally entitled to an income tax deduction corresponding to the ordinary income that the participant recognizes. The Company is authorized to withhold from any Award granted, any payment relating to an Award under the 2015 SIP, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority for the Company to withhold or receive other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

NEW PLAN BENEFITS

The Committee has awarded grants under the 2015 SIP with respect to 2015 performance to certain employees. However, we are unable to determine the value of those awards because they are based on 2015 performance. Accordingly, the table below sets forth, as of March 25, 2015, the target amounts for the outstanding awards that have been granted under the 2015 SIP (subject to applicable performance goals) to: (1) each of our named executive officers other than Ms. Grimes and Mr. Bevan who will not be eligible for awards because they ceased working for the Company in 2014 (listed individually below); (2) all of our current executive officers as a group; (3) all of our directors who are not executive officers as a group; and (4) all of our other employees, including all current officers who are not executive officers, as a group, respectively:

NAME	2015 SIP Target Awards
William Eccleshare	$300,000
Chief Executive Officer(1)
Richard Bressler(2)	$194,650
Chief Financial Officer
Steven Macri(2)	$116,790
Senior Vice President—Corporate Finance
Scott Hamilton(2)	$0
Senior Vice President—Chief Accounting Officer & Assistant Secretary
All Executive Officers as a Group (6 individuals)	$611,440
Non-Employee Directors as a Group (8 individuals)	$0
Non-Executive Officer Employees as a Group (0 individuals)	$0

(1)	On March 2, 2015, Mr. Eccleshare transitioned to become Chairman and Chief Executive Officer of our International division.

(2)	Amounts shown reflect estimated portion allocated to the Company under the Corporate Services Agreement. Estimated allocation percentage of 38.93% based on 3-year average.

FUTURE PLAN AWARDS

Future cash awards under the 2015 SIP are based on satisfaction of pre-established performance objectives during each applicable performance period and, therefore, are not determinable at this time. If our stockholders approve the 2015 SIP, the 2015 SIP will continue for 2015 and future years as permitted by applicable law. If our stockholders do not approve the 2015 SIP, the 2015 SIP will terminate at the annual meeting. In considering whether to vote for approval of the 2015 SIP, you should be aware that certain of our executive officers have received, and in the future may continue to receive, awards under the 2015 SIP (if approved by the stockholders). Failure of the stockholders to approve this proposal will not affect the awards previously granted under the 2015 SIP.

The Board recommends that you vote “For” approval of the adoption of the 2015 Supplemental Incentive Plan. Properly submitted proxies will be so voted unless stockholders specify otherwise.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

THE COMPENSATION COMMITTEE
Dale W. Tremblay, Chairman
Douglas L. Jacobs

COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis contains statements regarding Company and individual performance measures and other goals. These goals are disclosed in the limited context of our executive compensation program and should not be understood to be statements of management’s expectations or estimates of results or other guidance. Further, the Company performance measures used for purposes of executive compensation, as described more fully below, differ from segment results reported in our financial statements. Segment results are used to measure the overall financial performance of the Company’s segments, while the performance measures used for compensation purposes are used in connection with assessing the performance of executives. We specifically caution investors not to apply the following discussion to other contexts.

OVERVIEW AND OBJECTIVES OF OUR COMPENSATION PROGRAM

We believe that compensation of our named executive officers should be directly and materially linked to operating performance. The fundamental objective of our compensation program is to attract, retain and motivate top quality executives through compensation and incentives which are competitive within the various labor markets and industries in which we compete for talent and which align the interests of our executives with the interests of our stockholders.

Overall, we have designed our compensation program to:

•	support our business strategy and business plan by clearly communicating what is expected of executives with respect to goals and results and by rewarding achievement;
•	recruit, motivate and retain executive talent; and
•	align executive performance with stockholder interests.

We seek to achieve these objectives through a variety of compensation elements, as summarized below:

Element	Form	Purpose
Base salary	Cash	Provide a competitive level of base compensation in recognition of responsibilities, value to the Company and individual performance

Bonus	Cash	Through annual incentive bonuses, discretionary bonuses and additional bonus opportunities, recognize and provide an incentive for performance that achieves specific corporate and/or individual goals intended to correlate closely with the growth of long-term stockholder value

Long-term Incentive Compensation	Generally stock options, restricted stock, restricted stock units or other equity-based compensation	Incentivize achievement of long-term goals, enable retention and/or recognize achievements and promotions—in each case aligning compensation over a multi-year period directly with the interests of stockholders by creating an equity stake

Other Benefits and Prerequisites	Retirement plans, health and welfare plans and certain perquisites (such as club dues, relocation benefits and payment of legal fees in connection with promotions/new hires, personal use of aircraft, transportation and other services)	Provide tools for employees to pursue financial security through retirement benefits, promote the health and welfare of all employees and provide other specific benefits of value to individual executive officers

Severance	Varies by circumstances of separation	Facilitate an orderly transition in the event of management changes

In May 2014, we held a stockholder advisory vote on the compensation of our named executive officers. More than 99% of the votes cast on the matter approved the compensation of our named executive officers as disclosed in our 2014 proxy statement. Accordingly, we made no significant changes to the objectives or structure of our executive compensation program.

COMPENSATION OF OFFICERS EMPLOYED BY IHEARTMEDIA

The following of our named executive officers were employed by and received compensation from iHeartMedia in 2014:

•	Richard J. Bressler, our Chief Financial Officer (Principal Financial Officer);
•	Steven J. Macri, who became our Senior Vice President—Corporate Finance on September 9, 2014; and
•	Scott D. Hamilton, our Senior Vice President, Chief Accounting Officer & Assistant Secretary.

Accordingly, the 2014 compensation for Messrs. Bressler, Macri and Hamilton was set by the Compensation Committee of the Board of Directors of iHeartMedia. Clear Channel Outdoor’s Compensation Committee had no involvement in recommending or approving their compensation.

As described below under “Certain Relationships and Related Party Transactions—iHeartMedia, Inc.—Corporate Services Agreement,” a portion of the 2014 compensation for Messrs. Bressler, Macri and Hamilton was allocated to us in recognition of their services provided to us pursuant to a Corporate Services Agreement between us and a subsidiary of iHeartMedia. Those allocated amounts are reflected in the Summary Compensation Table below, along with any compensation that we or our subsidiaries provided to them directly. See footnote (h) to the Summary Compensation Table below for a description of the allocations. Additionally, upon termination or a change in control, a portion of certain payments that would be due to Mr. Bressler would be allocated to us, as reflected in the Potential Payments Upon Termination or Change in Control table set forth below. These allocations were or would be made, as applicable, based on Clear Channel Outdoor’s OIBDAN (as defined below) as a percentage of iHeartMedia’s OIBDAN for the prior year, each as reported in connection with year-end financial results. For purposes of these allocations, OIBDAN is defined as: consolidated net income (loss) adjusted to exclude non-cash compensation expense and the following line items presented in the Statement of Operations: income tax benefit (expense); other income (expense) - net; equity in earnings (loss) of nonconsolidated affiliates; gain (loss) on marketable securities; gain (loss) on extinguishment of debt; interest expense; other operating income (expense) – net; depreciation and amortization; and impairment charges.

All references in this Compensation Discussion and Analysis to compensation policies and practices for our executive officers should be read to exclude the compensation policies and practices applicable to Messrs. Bressler, Macri and Hamilton and any other executive officers whose compensation was determined by iHeartMedia, other than with respect to Clear Channel Outdoor equity awards provided to those individuals. Accordingly, except as otherwise indicated below, references in this Compensation Discussion and Analysis to our named executive officers are intended to include:

•	C. William Eccleshare, who served as our Chief Executive Officer (Principal Executive Officer) until March 2, 2015;
•	Suzanne M. Grimes, who served as our President & Chief Operating Officer—United States and Canada until August 13, 2014; and
•	Jonathan D. Bevan, who served as our President, Europe and Australia/NZ and Managing Director, Global Strategy & Development until September 30, 2014.

COMPENSATION PRACTICES

The Compensation Committee typically determines total compensation, as well as the individual components of such compensation, of our named executive officers (other than Messrs. Bressler, Macri and Hamilton) on an annual basis. All compensation decisions are made within the scope of each named executive officer’s employment agreement, if any.

In making decisions with respect to each element of executive compensation, the Compensation Committee considers the total compensation that may be awarded to the executive, including salary, annual incentive bonus and long-term incentive compensation. Multiple factors are considered in determining the amount of total compensation awarded to the named executive officers, including:

•	the terms of our named executive officers’ employment agreements, if any;
•	the recommendations of the Chief Executive Officer;
•	the value of previous equity awards;
•	internal pay equity considerations; and
•	broad trends in executive compensation generally.

The goal is to award compensation that is reasonable when all elements of potential compensation are considered.

ELEMENTS OF COMPENSATION

As described above, we believe that a combination of various elements of compensation best serves the interests of Clear Channel Outdoor and its stockholders. Having a variety of compensation elements enables us to meet the requirements of the highly competitive environment in which we operate while ensuring that our named executive officers are compensated in a way that advances the interests of all stockholders. Under this approach, executive compensation generally involves a significant portion of pay that is “at risk,” namely, the annual incentive bonus. The annual incentive bonus is based entirely on financial performance, individual performance or a combination of both. In conjunction with the annual incentive bonus awards, the Compensation Committee also may provide annual discretionary bonuses or additional bonus opportunities to our named executive officers, which also would be based on financial performance, individual performance or a combination of both. Equity awards constitute a significant portion of long-term remuneration that is tied directly to stock price appreciation, which benefits all stockholders.

Our practices with respect to each of the elements of executive compensation are set forth below, followed by a discussion of the specific factors relevant to the named executive officers.

Base Salary

Administration.  Base salaries for executive officers typically are reviewed on an annual basis and at the time of promotion or other change in responsibilities. In general, any increases in salary will be based on the subjective evaluation of factors such as the level of responsibility, individual performance, level of pay both of the executive in question and other similarly situated executives and competitive pay practices. All decisions regarding increasing or decreasing an executive officer’s base salary are made within the scope of the executive’s respective employment agreement, if any. In the case of our named executive officers who have employment agreements with us, each of their employment agreements contains a minimum level of base salary, as described below under “Executive Compensation—Employment Agreements with the Named Executive Officers.”

In reviewing base salaries, the Compensation Committee considers the importance of linking a significant proportion of the named executive officer’s compensation to performance in the form of the annual incentive bonus (plus any annual discretionary bonuses or additional bonus opportunities), which is tied to financial performance measures, individual performance, or a combination of both, as well as long-term incentive compensation.

Analysis.  Mr. Eccleshare’s base salary increased from £486,577 (or $801,100 using the average exchange rate of £1=$1.6464 for the year ended December 31, 2014) to $1,000,000 in connection with his promotion to serve as our Chief Executive Officer on January 24, 2012. Mr. Eccleshare’s base salary remained at that level for 2014.

Ms. Grimes became our President and Chief Operating Officer—United States and Canada on January 1, 2013. Under her employment agreement, Ms. Grimes was provided with an initial base salary of $850,000. The Compensation Committee felt that this base salary, together with the restricted stock units, stock options and other benefits and perquisites provided to Ms. Grimes under her employment agreement, represented a competitive compensation package for Ms. Grimes. Ms. Grimes ceased serving as our President and Chief Operating Officer—United States and Canada on August 13, 2014.

Mr. Bevan’s base salary increased from £265,000 (or $436,296 using the average exchange rate of £1=$1.6464 for the year ended December 31, 2014) to £320,000 (or $526,848 using the average exchange rate of £1=$1.6464 for the year ended December 31, 2014) in connection with his promotion to the position of

Managing Director and Chief Operating Officer—International on February 1, 2012. Mr. Bevan’s base salary remained at that level for 2014. Mr. Bevan ceased serving as our Managing Director and Chief Operating Officer—International on September 30, 2014.

For a more detailed description of the employment agreements of the named executive officers, please refer to “Executive Compensation—Employment Agreements with the Named Executive Officers.”

Annual Incentive Bonus

Administration.  Each of our named executive officers participates in our Amended and Restated 2006 Annual Incentive Plan (the “Annual Incentive Plan”), other than Messrs. Bressler, Macri and Hamilton, who participate in iHeartMedia’s 2008 Annual Incentive Plan. The Annual Incentive Plan is administered by the Compensation Committee and is intended to provide an incentive to the named executive officers and other selected key executives to contribute to the growth, profitability and increased stockholder value and to retain such executives. Under the Annual Incentive Plan, participants are eligible for performance-based awards, which represent the conditional right to receive cash or other property based upon the achievement of pre-established performance goals within a specified performance period. No single participant may receive more than $15,000,000 in awards in any calendar year. The Annual Incentive Plan is designed to allow awards to qualify for the performance-based compensation exception under Section 162(m) of the Code.

The performance goals for our named executive officers are set pursuant to an extensive annual operating plan developed by the Chief Executive Officer in consultation with the Board, the Chief Financial Officer and other senior executive officers of Clear Channel Outdoor, within any parameters specified within each executive’s employment agreement. The Chief Executive Officer makes recommendations as to the compensation levels and performance goals of our named executive officers (other than his own and those of Messrs. Bressler, Macri and Hamilton, whose compensation is determined by iHeartMedia, as described above) to the Compensation Committee for its review, consideration and approval. The Compensation Committee has complete discretion to accept, reject or modify the recommendations of the Chief Executive Officer.

The 2014 annual incentive bonuses were based on the following performance goals (as further described below): (1) Mr. Eccleshare’s performance goals were based upon achievement of a targeted OIBDAN level for Clear Channel Outdoor and certain qualitative performance objectives, which contributed to Company performance; and (2) Ms. Grimes’ performance goals were based upon achievement of a targeted OIBDAN level for our Americas division and certain qualitative performance objectives, which contributed to divisional performance. Mr. Bevan’s 2014 bonus payment was paid pursuant to his severance agreement and general release. Pursuant to his employment agreement, for 2014, Mr. Eccleshare was provided with an additional bonus opportunity based on achievement of certain qualitative performance objectives directly relevant to his position and responsibilities.

The annual incentive bonuses and the payments made in 2015 under Mr. Eccleshare’s additional bonus opportunities are reflected in the Non-Equity Incentive Compensation Plan column of the Summary Compensation Table. The annual incentive bonus amounts are determined according to the level of achievement of the objective OIBDAN-based performance goals and the individual qualitative performance goals. No award is earned under the objective performance goal below a minimum threshold of performance (90% of the applicable target OIBDAN for each individual) and a maximum amount is earned under the objective performance goal for performance at or above a maximum level (115% of the applicable target OIBDAN for each individual). The Compensation Committee may, in its discretion, reduce the awards earned pursuant to either the objective or individual qualitative performance goals, as applicable.

The Compensation Committee follows the process set forth below to determine the annual incentive bonuses and additional bonus opportunities for Mr. Eccleshare and Ms. Grimes:

•	at the outset of the fiscal year:

•	set performance goals for the year for Clear Channel Outdoor and the operating divisions;
•	set individual performance goals for each participant; and
•	set a target and maximum annual incentive bonus and a maximum additional bonus opportunity for each applicable participant; and

•	after the end of the fiscal year, determine the earned amounts by measuring actual performance against the predetermined goals of Clear Channel Outdoor and the operating divisions, as well as any individual performance goals.

For 2014, Clear Channel Outdoor’s OIBDAN performance was negatively impacted by the macroeconomic environment. As a result, Clear Channel Outdoor and its operating divisions did not meet their OIBDAN targets and the annual incentive bonus awards were paid below the target bonus levels. Pursuant to his employment agreement, the Compensation Committee awarded an additional bonus opportunity for Mr. Eccleshare with respect to 2014 performance. To enhance the retention value of the additional bonus award, as described below, a significant portion of the earned additional bonus for Mr. Eccleshare will be paid at a later date subject to Mr. Eccleshare’s continued employment.

Analysis.  In determining whether the 2014 financial performance goals were met, the Compensation Committee considered the financial results of Clear Channel Outdoor from January 1, 2014 to December 31, 2014. For 2014, the performance-based goals applicable to our named executive officers are set forth below.

C. William Eccleshare

Pursuant to his employment agreement, Mr. Eccleshare’s target bonus for 2014 was set at $1,000,000, with 70% based on the achievement of OIBDAN at Clear Channel Outdoor of $807.4 million and 30% based on the achievement of the other qualitative performance objectives described below. His maximum bonus for 2014 was set at $2,000,000. For purposes of calculating Mr. Eccleshare’s bonus, OIBDAN was calculated as our reportable OIBDAN before restructuring charges, which is defined as consolidated net income (loss) adjusted to exclude the following items: non-cash compensation expense; income tax benefit (expense); other income (expense)-net; equity in earnings (loss) of nonconsolidated affiliates; gain (loss) on marketable securities; gain (loss) on extinguishment of debt; interest expense; other operating income (expense)-net; depreciation and amortization; impairment charges; restructuring charges; the impact of foreign currency and other items. Mr. Eccleshare’s individual qualitative performance objectives for 2014 consisted of: (1) achieving growth for CCOH; (2) optimizing capital deployment across the Outdoor businesses (3); continuing to drive the re-appraisal of the outdoor advertising industry; (4) continuing to shift CCOH’s sales approach; and (5) driving employee performance and engagement and developing a culture of accountability. Our 2014 OIBDAN was approximately $749.2 million, which was below the OIBDAN target but above the OIBDAN minimum. Based on the achieved OIBDAN level, together with Mr. Eccleshare’s level of achievement of his qualitative performance objectives described above, Mr. Eccleshare received an annual incentive bonus of $687,937.

Pursuant to an additional bonus opportunity approved for Mr. Eccleshare by our Compensation Committee with respect to 2014 performance, Mr. Eccleshare also earned an additional $255,000 supplemental bonus based on achieving the following additional performance objectives established by our Compensation Committee for Mr. Eccleshare with respect to our business: (1) developing CCOH’s long-term global retail value proposition; (2) collaborating with the Americas outdoor leadership to drive a turnaround within the national sales group; and (3) executing cost reductions and cost actions. Of the $255,000 supplemental bonus earned with respect to 2014 performance, $85,000 was paid at the end of February 2015, and the remaining $170,000 will be paid in equal installments of $85,000 each at the same time as the annual incentive bonus payments in 2016 and

2017 if Mr. Eccleshare remains employed on the applicable payment dates. In addition, at the end of February 2015, Mr. Eccleshare was paid the third of three $99,000 installments earned pursuant to his additional bonus with respect to 2012 performance. He was also paid the second of three $84,000 installments pursuant to his additional bonus with respect to 2013 performance. The final $84,000 installment of the 2013 additional bonus will be paid at the same time as the annual incentive bonus payments are paid generally in 2016 if Mr. Eccleshare remains employed on the payment date.

Suzanne M. Grimes

Pursuant to her employment agreement, Ms. Grimes’ target bonus for 2014 was set at $850,000, with 70% based on the achievement of OIBDAN in the Americas division of $506.3 million and 30% based on the achievement of the other qualitative performance objectives described below. Her maximum bonus for 2014 was set at $1,700,000. Ms. Grimes’ bonus target and maximum bonus were prorated to $523,973 and $1,047, 946, respectively, for the portion of 2014 which she served as President & Chief Operating Officer—United States and Canada. For purposes of calculating Ms. Grimes’ bonus, OIBDAN is calculated in the manner described above for Mr. Eccleshare, except only with respect to the Americas division. Ms. Grimes’ individual qualitative performance objectives for 2014 consisted of: (1) driving revenue growth; (2) innovating products and capabilities that meet or exceed customer needs; (3) reappraising the outdoor advertising industry; (4) driving required cost actions to help mitigate revenue shortfall; (5) optimizing capital deployment across the Americas division; and (6) driving employee performance and engagement. The 2014 Americas division OIBDAN was approximately $464.1 million, which was below the OIBDAN target but above the OIBDAN minimum. Based on the achieved OIBDAN level, together with Ms. Grimes’ level of achievement of her qualitative performance objectives described above and her severance agreement, Ms. Grimes received an annual incentive bonus of $245,367.

Jonathan D. Bevan

Mr. Bevan’s target bonus for 2014 was set at 100% of his base salary, or £320,000 (or $526,848 using the average exchange rate of £1=$1.6464 for the year ended December 31, 2014). His maximum bonus for 2014 was set at £640,000 (or $1,053,696 using the average exchange rate of £1=$1.6464 for the year ended December 31, 2014). In connection with his severance agreement, we and Mr. Bevan agreed that he would receive an annual bonus of £110,133.33 (or $181,323 using the average exchange rate of £1=1.6464 for the year ended December 31, 2014) for 2014 as part of his severance.

Long-Term Incentive Compensation

Administration.  Our named executive officers participate in our 2012 Stock Incentive Plan or our previous 2005 Stock Incentive Plan (collectively, the 2005 Stock Incentive Plan and the 2012 Stock Incentive Plan are referred to as the “Stock Incentive Plan”), which allow for the issuance of incentive and non-statutory stock options, restricted stock and other equity awards. The Stock Incentive Plan is administered by our Compensation Committee. See “Executive Compensation—Grants of Plan-Based Awards” for a more detailed description of the Stock Incentive Plan. As of December 31, 2014, there were 337 employees holding outstanding stock incentive awards under the Stock Incentive Plan. In general, the level of long-term incentive compensation is determined based on an evaluation of competitive factors in conjunction with total compensation provided to the executive officers and the overall goals of the compensation program described above. Long-term incentive compensation typically has been paid in stock options and/or restricted stock or restricted stock units with time-vesting conditions and/or vesting conditions tied to predetermined performance goals. Equity ownership is important for purposes of executive retention and alignment of interests with stockholders.

Stock Options, Restricted Stock and Restricted Stock Units.  Long-term incentive compensation may be granted to our named executive officers in the form of stock options, with exercise prices of not less than fair market value of our Class A common stock on the date of grant and with a 10-year term. We typically define fair market value as the closing price on the date of grant. Long-term incentive compensation also may be granted to our named executive officers in the form of restricted stock or restricted stock unit awards. Vesting schedules are set by the Compensation Committee in its discretion and vary on a case by case basis. All vesting is contingent on continued employment, with rare exceptions made by the Compensation Committee. See “Executive Compensation—Potential Post-Employment Payments” for a description of the treatment of the named executive officers’ equity awards upon termination or change in control. All decisions to award the named executive officers stock options, restricted stock or restricted stock units are in the sole discretion of the Compensation Committee.

Analysis.  On April 4, 2014, Mr. Bevan and Ms. Grimes were awarded time-vesting stock options to purchase 12,963 and 117,647 shares of our Class A common stock, respectively, concurrently with our annual stock option awards to other employees. The stock options vest in four equal annual installments beginning on the first anniversary of the grant date. In addition, on April 4, 2014 Mr. Bevan was granted an award of restricted stock units with respect to 20,045 shares of our Class A common stock, which vest 50% on each of the third and fourth anniversaries of the grant date. The amount of the annual stock option awards and the annual restricted stock unit award, as applicable to Mr. Bevan, in April 2014 was based upon: (1) general performance; (2) internal pay equity relative to other key employees; and (3) the value of equity awards granted in prior years. The amount of the annual stock option award to Ms. Grimes was determined pursuant to the terms of her employment agreement.

On February 24, 2015, CCOH’s Compensation Committee granted Messrs. Pittman and Bressler awards of 85,197 and 31,948 shares of restricted stock, respectively, which vest based on time. These awards are not included in the Summary Compensation Table herein as they were recognized as 2015 compensation and will be included in the 2015 Summary Compensation Table.

As mentioned above, the Compensation Committee typically considers internal pay equity when determining the amount of long-term incentive compensation to grant to our named executive officers. However, the Committee does so broadly and does not have a specific policy, or seek to follow established guidelines or formulas, to maintain a particular ratio of long-term incentive compensation among the named executive officers or other executives. For further information about the 2014 long-term incentive awards, please refer to the “Grants of Plan-Based Awards” and the “Employment Agreements with the Named Executive Officers” sections appearing later under the “Executive Compensation” heading in this proxy statement.

Equity Award Grant Timing Practices

Regular Annual Equity Award Grant Dates.  The grant date for regular annual stock options and other equity awards, as applicable, for employees, including the named executive officers and for our independent directors, typically is in the first quarter. During 2014, our Board granted equity awards to our independent directors in August 2014. See “Director Compensation” set forth below in this proxy statement for additional information regarding the new compensation program for our independent directors.

Employee New Hires/Promotions Grant Dates.  Grants of stock options and other equity awards, if any, to newly-hired or newly promoted employees generally are made at the time of hire or promotion or at the regularly scheduled meeting of the Compensation Committee immediately following the hire or promotion. However, timing may vary as provided in a particular employee’s agreement or to accommodate the Compensation Committee.

Initial Equity Award Grant Dates for Newly-Elected Independent Directors.  Grants of stock options and other equity awards, as applicable, to newly-elected independent directors generally are made at the regularly scheduled meeting of the Board following their election. If an independent director is appointed between regularly scheduled Board meetings, then grants of stock options and other equity awards, as applicable, generally are made at the first meeting in attendance after such appointment.

Timing of Equity Awards.  We do not have a formal policy on the timing of equity awards in connection with the release of material non-public information to affect the value of compensation. In the event that material non-public information becomes known to the Compensation Committee prior to granting equity awards, the Compensation Committee will take the existence of such information under advisement and make an assessment in its business judgment regarding whether to delay the grant of the equity award in order to avoid any potential impropriety.

Executive Benefits and Perquisites

We provide certain personal benefits to our named executive officers. The primary personal benefits provided to one or more of the named executive officers include: (1) certain pension benefits (or payments in lieu thereof) in the United Kingdom; (2) personal club dues; (3) company matching 401(k) contributions in the U.S.; (4) relocation expenses; (5) housing and related expenses and tax gross-ups; (6) private medical insurance for officers who are not U.S. citizens; and (7) transportation, automobile allowances, a leased car and the use of a car service.

Mr. Bevan participated in the Clear Channel Retirement Benefit Scheme (the “Scheme”), which is a pension plan that we sponsor for certain employees in the United Kingdom. The Scheme provides pension income at retirement based on service and salary at retirement. Participation is elective, and participants are required to contribute to the Scheme if they participate. The Scheme is closed to new entrants. See the discussion of the Scheme with respect to Mr. Bevan under “Executive Compensation—Pension Benefits” set forth below in this proxy statement. He also was eligible for private medical insurance, a transportation and automobile allowance and certain other personal benefits.

Mr. Eccleshare participates in a private pension scheme (not sponsored by Clear Channel Outdoor) and, pursuant to his employment agreement, is entitled to have the Company contribute a portion of his salary to the private pension scheme. The pension scheme provides pension income at retirement based upon contributions made during the employee’s years of participation. Mr. Eccleshare is required to make contributions to this scheme in order for the Company to make contributions (or provide cash benefits to him as salary in lieu of such contributions). He also receives a car allowance and leased car in the United Kingdom, private medical insurance and we have agreed to make a car service available for his business use in the United States. In addition, Mr. Eccleshare is reimbursed for the annual dues for memberships in certain clubs and we provide supplemental life insurance benefits to Mr. Eccleshare.

Since 2009, we have recruited and hired several new executive officers and have promoted and relocated executive officers, as well as other officers and key employees. As part of this process, the Compensation Committee considered the benefits that would be appropriate to provide to facilitate and/or accelerate their relocation to our corporate locations. After experience recruiting and hiring several new executive officers and other key personnel since 2009, in October 2010 the Compensation Committee adopted a new Company-wide tiered relocation policy reflecting these types of relocation benefits. The Company-wide new relocation policy applies only in the case of a Company-requested relocation and provides different levels of benefits based on the employee’s level within the organization. In connection with his promotion to serve as our Chief Executive Officer, Mr. Eccleshare relocated from our offices in London to our offices in New York City. Through the negotiation of his employment agreement, we agreed to provide Mr. Eccleshare with the additional benefits described under “Executive Compensation—Employment Agreements with the Named Executive Officers” below in consideration of his international relocation.

The Compensation Committee believes that the above benefits provide a more tangible incentive than an equivalent amount of cash compensation. In determining the named executive officers’ total compensation, the Compensation Committee will consider these benefits. However, as these benefits and perquisites represent a relatively small portion of the named executive officers’ total compensation (or, in the case of benefits such as relocation benefits, are not intended to occur frequently for each named executive officer), it is unlikely that they will materially influence the Compensation Committee’s decision in setting such named executive officers’ total compensation. For further discussion of these benefits and perquisites, including the methodology for computing their costs, please refer to the Summary Compensation Table included in this proxy statement, as well as the All Other Compensation table included in footnote (d) to the Summary Compensation Table. For further information about other benefits provided to the named executive officers, please refer to “Executive Compensation—Employment Agreements with the Named Executive Officers.”

Severance Arrangements

Pursuant to their respective employment agreements, each of our named executive officers is entitled to certain payments and benefits in certain termination situations or upon a change in control. We believe that our severance arrangements facilitate an orderly transition in the event of changes in management. For further discussion of severance payments and benefits, see “Executive Compensation—Potential Post-Employment Payments” set forth below in this proxy statement.

Roles and Responsibilities

Role of the Committee.  The Compensation Committee is primarily responsible for conducting reviews of our executive compensation policies and strategies, overseeing and evaluating our overall compensation structure and programs, setting executive compensation, setting performance goals and evaluating the performance of executive officers against those goals and approving equity awards. The responsibilities of the Compensation Committee are described above under “The Board of Directors—Committees of the Board.”

Role of Executive Officers.  The Chief Executive Officer provides reviews and recommendations regarding executive compensation programs, policies and governance for the Compensation Committee’s consideration. His responsibilities included, but are not limited to:

•	providing an ongoing review of the effectiveness of the compensation programs, including competitiveness and alignment with Clear Channel Outdoor’s objectives;
•	recommending changes and new programs, if necessary, to ensure achievement of all program objectives; and
•	recommending pay levels, payout and awards for executive officers other than himself.

The Compensation Committee has the responsibility for administrating performance awards under the Annual Incentive Plan. These duties included, among other things, setting the performance period, setting the performance goals and certifying the achievement of the predetermined performance goals by each named executive officer.

Use of Compensation Consultants.  As described below under “Certain Relationships and Related Party Transactions—iHeartMedia, Inc.—Corporate Services Agreement,” our parent entity provides us with certain services, including human resources support. During 2014, iHeartMedia’s management retained Mercer (US) Inc. to provide, using its existing sources of data, market competitive compensation data for the Chief Financial Officer and Chief Operating Officer positions at companies similar to iHeartMedia. Mercer (US) Inc. is affiliated with Marsh & McLennan Companies (together with its affiliated companies, “MMC”). During 2014, MMC was retained by management to provide services unrelated to executive or director compensation, including: an equity plan overhang analysis, testing and investment consulting services with respect to defined contribution plans, leasing services, as well as insurance, brokerage, actuarial and employee benefit services. MMC’s fees during 2014 with respect to its review of Chief Financial Officer and Chief Operating Officer compensation were $19,342, and the aggregate fees for the other services provided by MMC during 2014 were approximately $2.2 million.

iHeartMedia requested and received responses from MMC addressing its independence, including the following factors: (1) other services provided to iHeartMedia and its subsidiaries by MMC; (2) fees paid iHeartMedia and its subsidiaries as a percentage of MMC’s total revenue; (3) policies or procedures maintained by MMC that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagements and a member of the Compensation Committee; (5) any iHeartMedia or Clear Channel Outdoor stock owned by the individual consultants involved in the engagements; and (6) any business or personal relationships between our executive officers and MMC or the individual consultants involved in the engagements. The Compensation Committee discussed these considerations and concluded that MMC’s work does not raise any conflict of interest.

TAX AND ACCOUNTING TREATMENT

Deductibility of Executive Compensation

Section 162(m) of the Code places a limit of $1,000,000 on the amount of compensation Clear Channel Outdoor may deduct for Federal income tax purposes in any one year with respect to certain senior executives of Clear Channel Outdoor, which we referred to herein as the “Covered Employees.” However, performance-based compensation that meets certain requirements is excluded from this $1,000,000 limitation.

In reviewing the effectiveness of the executive compensation program, the Compensation Committee considers the anticipated tax treatment to Clear Channel Outdoor and to the Covered Employees of various payments and benefits. However, the deductibility of certain compensation payments depends upon the timing of a Covered Employee’s vesting or exercise of previously granted equity awards, as well as interpretations and changes in the tax laws and other factors beyond the control of the Compensation Committee. For these and other reasons, including to maintain flexibility in compensating the named executive officers in a manner designed to promote varying corporate goals, the Compensation Committee will not necessarily, or in all circumstances, limit executive compensation to that which is deductible under Section 162(m) of the Code and has not adopted a policy requiring all compensation to be deductible. The Compensation Committee may consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

Accounting for Stock-Based Compensation

Clear Channel Outdoor accounts for stock-based payments, including awards under the Stock Incentive Plan, in accordance with the requirements of ASC 718 (formerly Statement of Financial Accounting Standards No. 123(R)).

EXECUTIVE COMPENSATION

The Summary Compensation Table below provides compensation information for the years ended December 31, 2014, 2013 and 2012 for the principal executive officer (“PEO”) and the principal financial officer (“PFO”) serving during 2014, each of the two next most highly compensated executive officers of Clear Channel Outdoor for services rendered in all capacities and two executive officers who ceased serving in their executive officer positions at Clear Channel Outdoor during 2014 but would otherwise have been one of the three most highly compensated executive officers (collectively, the “named executive officers”). As described below under “Certain Relationships and Related Party Transactions—iHeartMedia, Inc.—Corporate Services Agreement,” a portion of the compensation for (1) 2014 and 2013 for Richard J. Bressler, (2) 2014 for Steven J. Macri and (3) 2014, 2013 and 2012 for Scott D. Hamilton was allocated to us in recognition of their services provided to us. Those allocated amounts are reflected in the Summary Compensation Table below, along with any compensation that we or our subsidiaries provided to them directly.

SUMMARY COMPENSATION TABLE

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus(a) ($)		Stock Awards(b) ($)	Option Awards(b) ($)	Non-Equity Incentive Plan Compensation(c) ($)		Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)		All Other Compensation(d) ($)	Total ($)
C. William Eccleshare Former Chief Executive Officer (PEO)(e)	2014	1,123,012	(f)	—		—	—	955,937		—		563,927	2,642,876
	2013	1,067,509	(f)	—		—	—	862,833		—		937,383	2,867,725
	2012	1,057,296	(f)	405,096		1,860,760	374,094	540,186		—		1,191,919	5,429,351

Richard J. Bressler Chief Financial Officer (PFO)(g)	2014	476,040	(h)	112,415	(h)	—	—	482,635	(h)	—		58,483	1,129,573
	2013	187,114	(h)	463,427	(h)	1,999,999	—	—		—		26,195	2,676,735

Suzanne M. Grimes Former President & Chief Operating Officer – United States and Canada(i)	2014	534,519		—		—	560,000	245,367		—		574,667	1,914,553
	2013	846,731		200,000		1,499,999	588,732	648,189		—		31,391	3,815,042

Jonathan D. Bevan Former President, Europe & Australia/NZ and Managing Director, Global Strategy & Development(j)	2014	404,899	(f)	181,323		174,993	61,704	—		242,093	(k)	1,058,745	2,123,757
	2013	518,430	(f)	—		174,997	51,133	295,437		277,907	(k)	157,386	1,475,290
	2012	517,918	(f)	300,000		—	415,660	—		203,549	(k)	156,232	1,593,359

Steven J. Macri Senior Vice President – Corporate Finance(l)	2014	39,353	(h)	8,841	(h)	—	—	25,592	(h)	—		400	74,186

Scott D. Hamilton Senior Vice President, Chief Accounting Officer & Assistant Secretary(m)	2014	142,812	(h)	—		—	—	59,458	(h)	—		2,579	204,849
	2013	120,483	(h)	3,651	(h)	—	—	30,362	(h)	—		2,328	156,824
	2012	132,015	(h)	11,884	(h)	—	—	55,299	(h)	—		2,539	201,737

(a)	The amounts reflect:

•	For Mr. Eccleshare, a cash payment for 2012 as a discretionary bonus award from Clear Channel Outdoor;

•	For Mr. Bressler, the portion allocated to Clear Channel Outdoor of the following cash payments from iHeartMedia: (1) a cash payment for 2014 as a discretionary bonus award from iHeartMedia; (2) for 2013, (a) a guaranteed minimum annual bonus from iHeartMedia equal to 150% of his base salary prorated for the number of days that he worked during 2013, which equaled $769,315, and (b) a guaranteed additional bonus of $500,000 from iHeartMedia, as provided in his employment agreement;

•	For Ms. Grimes, for 2013, a signing bonus that Ms. Grimes received upon joining Clear Channel Outdoor;

•	For Mr. Bevan, (1) a cash payment for 2012 as a discretionary bonus award from Clear Channel Outdoor; and (2) for 2014, a bonus award with respect to 2014 performance pursuant to his severance agreement and general release;

•	For Mr. Macri, the portion allocated to Clear Channel Outdoor in 2014 of a discretionary cash bonus award from iHeartMedia; and

•	For Mr. Hamilton, the allocated portion of discretionary bonus awards that Mr. Hamilton received from iHeartMedia for 2013 and 2012.

See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.”

(b)	The amounts shown in the Stock Awards column include the full grant date fair value of time-vesting restricted stock or restricted stock units awarded to Messrs. Eccleshare, Bressler and Bevan and Ms. Grimes by Clear Channel Outdoor in 2014, 2013 and 2012, as applicable, computed in accordance with the requirements of ASC Topic 718, but excluding any impact of estimated forfeiture rates as required by SEC regulations. For time-vesting restricted stock or restricted stock unit awards, the grant date fair value is based on the closing price of our Class A common stock on the date of grant.

On July 26, 2012, Mr. Eccleshare was awarded a restricted stock unit award with respect to (1) 126,582 shares of Clear Channel Outdoor’s Class A common stock that contain performance-based vesting conditions and (2) 379,747 shares of Clear Channel Outdoor’s Class A common stock that contain time-vesting provisions. The amount shown in the Stock Awards column for Mr. Eccleshare for 2012 includes $1,860,760 as the full grant date fair value of the time-vesting restricted stock units based on the closing price of our Class A common stock on the date of grant, as described above. Assuming that all of the performance-based vesting conditions will be achieved with respect to the performance-based restricted stock units that Mr. Eccleshare received, the grant date fair value of those performance-based restricted stock units would have been $620,252. However, on the date of grant, the actual fair market value of those performance-based restricted stock units was $0 based on the determination on the grant date that the achievement of the performance-based vesting conditions was not probable and, accordingly, no amount is reflected for the performance-based restricted stock units in the Stock Awards column.

The amounts shown in the Option Awards column reflect the full grant date fair value of time-vesting stock options awarded to Messrs. Eccleshare and Bevan and Ms. Grimes by Clear Channel Outdoor in 2014, 2013 and 2012, as applicable, computed in accordance with the requirements of ASC Topic 718, but excluding any impact of estimated forfeiture rates as required by SEC regulations.

The fair value of the time-vesting stock options awarded to Mr. Bevan and Ms. Grimes in 2014 was estimated, based on several assumptions, on the date of grant using a Black-Scholes option valuation model. The fair value and assumptions used for the stock options awarded to Mr. Bevan and Ms. Grimes in 2014 are shown below:

April 4, 2014 Grant
Fair value per share of options granted	$4.76
Fair value assumptions:
Expected volatility	55.68%
Expected life, in years	6.25
Risk-free interest rate	2.07%
Dividend yield	0.00%

For further discussion of the assumptions made in valuation, see also Note 10-Shareholders’ Equity beginning on page C-64 of Appendix C.

(c)	The amounts reflect:

•	For Mr. Eccleshare, (1) cash payments from Clear Channel Outdoor as annual incentive bonus awards for 2014, 2013 and 2012 under its Amended and Restated 2006 Annual Incentive Plan pursuant to pre-established performance goals; (2) for 2014, a cash payment in 2015 of (a) the final one-third ($99,000) of the $297,000 earned pursuant to an additional bonus opportunity based on pre-established performance goals with respect to 2012, (b) a second one-third ($84,000) of the $252,000 earned pursuant to an additional bonus opportunity based on pre-established performance goals with respect to 2013, and (c) one-third ($85,000) of the $255,000 earned pursuant to an additional bonus opportunity based on pre-established performance goals with respect to 2014; (3) for 2013, a cash payment in 2014 of (a) the second one-third ($99,000) of the $297,000 earned pursuant to an additional bonus opportunity based on pre-established performance goals with respect to 2012 and (b) one-third ($84,000) of the $252,000 earned pursuant to an additional bonus opportunity based on pre-established performance goals with respect to 2013; and (4) for 2012, a cash payment in 2013 of one-third ($99,000) of the $297,000 earned pursuant to an additional bonus opportunity based on pre-established performance goals with respect to 2012. The remaining $84,000 of the additional bonus opportunity with respect to 2013 will be paid in 2016 and the remaining $170,000 of the additional bonus opportunity with respect to 2014 will be paid in equal installments in 2016 and 2017, in each case if Mr. Eccleshare remains employed at the payment dates.

•	For Messrs. Bressler, Macri and Hamilton, the portion allocated to Clear Channel Outdoor of cash payments from iHeartMedia as annual incentive bonus awards for 2014, 2013 and 2012, as applicable, under its 2008 Annual Incentive Plan pursuant to pre-established performance goals;

•	For Ms. Grimes, cash payments from Clear Channel Outdoor as annual incentive bonus awards for 2014 and 2013, as applicable, under its Annual Incentive Plan pursuant to pre-established performance goals; and

•	For Mr. Bevan, cash payments from Clear Channel Outdoor (1) as annual incentive bonus awards for 2013 and 2012, as applicable, under its Annual Incentive Plan pursuant to pre-established performance goals; and (2) for 2014 pursuant to his severance agreement and general release.

With respect to 2014, (1) Mr. Bressler also earned an additional $400,000 from iHeartMedia (a portion of which was allocated to Clear Channel Outdoor under the Corporate Services Agreement) and (2) Mr. Macri also earned an additional $320,000 from Clear Channel Outdoor, in each case base on pre-established performance goals with respect to 2014. These amounts were not reflected in the Non-Equity Incentive Plan Compensation column with respect to 2014 because they are to be paid at the same time as annual bonuses in 2017 if they remain employed through the payment date.

(d)	As described below, for 2014 the All Other Compensation column reflects:

•	amounts we contributed under company-sponsored or private retirement programs for the benefit of Messrs. Eccleshare and Bevan in the United Kingdom (or a cash payment in lieu thereof) or under the 401(k) plan as a matching contribution for the benefit of Ms. Grimes in the United States;
•	club membership dues for Mr. Eccleshare paid by us;
•	the value of personal use of company aircraft by Mr. Eccleshare;
•	personal tax services paid by us;
•	tax gross-ups on tax services;
•	relocation expenses for Mr. Eccleshare;
•	the cost of travel for family members of Mr. Eccleshare;
•	legal expenses for Messrs. Eccleshare and Bevan;
•	the cost of private medical insurance for the benefit of Messrs. Eccleshare and Bevan;
•	automobile allowances, leased car and transportation expenses for the benefit of Messrs. Eccleshare and Bevan in the United Kingdom;
•	housing and related expenses for Mr. Eccleshare in the United States and other minor household benefits for Mr. Bevan in the United Kingdom;
•	tax gross-ups on housing and related expenses for Mr. Eccleshare;
•	the cost of supplemental life insurance for Mr. Eccleshare; and
•	severance benefits for Mr. Bevan and Ms. Grimes.

For 2014, the All Other Compensation column also reflects the allocation to us pursuant to the Corporate Services Agreement of:

•	amounts iHeartMedia contributed under the 401(k) plan as a matching contribution for the benefit of Messrs. Bressler, Macri and Hamilton;
•	the value of personal use of company aircraft by Mr. Bressler; and
•	security services for Mr. Bressler.

Messrs. Eccleshare and Bevan are citizens of the United Kingdom. The amounts reported for Messrs. Eccleshare and Bevan for 2014 that were originally denominated in British pounds have been converted to U.S. dollars using the average exchange rate of £1=$1.6464 for the year ended December 31, 2014.

	Eccleshare	Bressler	Grimes	Bevan	Macri	Hamilton
Plan contributions (or payments in lieu thereof)	$165,745	$2,579	$6,500	$83,374	$400	$2,579
Club dues	1,654	—	—	—	—	—
Aircraft usage	—	42,693	—	—	—	—
Security services	—	13,211	—	—	—	—
Tax services	85,246	—	—	—	—	—
Tax services tax gross-up	22,214	—	—	—	—	—
Relocation expenses	10,220	—	—	—	—	—
Family travel expenses	13,499	—	—	—	—	—
Legal fees	17,252	—	—	20,580	—	—
Private medical insurance	32,986	—	—	2,307	—	—
Automobile allowance/transportation	29,635	—	—	20,000	—	—
Housing and related expenses	94,275	—	—	288	—	—
Housing and related expenses tax gross-up	80,479	—	—	—	—	—
Supplemental life insurance	10,722	—	—	—	—	—
Severance payments	—	—	568,167	932,197	—	—

Total	$563,927	$58,483	$574,667	$1,058,745	$400	$2,579

Mr. Eccleshare is reimbursed for car service use for commuting and other personal purposes. Pursuant to his employment agreement and in connection with his relocation to the United States, Mr. Eccleshare also receives certain housing, tax and other benefits.

Except as described below with respect to aircraft usage, the value of all benefits included in the All Other Compensation column is based on actual costs. For a description of the items reflected in the table above, see “—Employment Agreements with the Named Executive Officers” below.

From time to time, our officers use aircraft owned or leased by iHeartMedia, pursuant to iHeartMedia’s Aircraft Policy. The value of personal aircraft usage reported above is based on iHeartMedia’s direct variable operating costs. This methodology calculates an average variable cost per hour of flight. iHeartMedia applies the same methodology to aircraft that are covered by contracts with an outside aircraft management company under which iHeartMedia reimburses the aircraft management company for costs that would otherwise be incurred directly by iHeartMedia (including crew salaries, insurance, fuel and hangar rent) and pays them a monthly management fee for the oversight and administrative services that would otherwise have to be provided by iHeartMedia. On certain occasions, an executive’s spouse or other family members and guests may accompany the executive on a flight and the additional direct operating cost incurred in such situations is included under the foregoing methodology.

(e)

On January 24, 2012, Mr. Eccleshare was promoted to Chief Executive Officer of Clear Channel Outdoor, overseeing both our Americas and International divisions and served in that position until March 2, 2015, when he transitioned to become Chairman and Chief Executive Officer of our International division. Prior thereto, Mr. Eccleshare served as our Chief Executive Officer—International. The summary compensation information presented above for Mr. Eccleshare reflects his service in those capacities during the relevant periods, as well as his service as a director of Clear Media Limited, as described in footnote (f) below. Mr. Eccleshare is a citizen of the United Kingdom and compensation amounts reported for him in the Summary Compensation Table that were originally denominated in British pounds have been converted to U.S. dollars using the average exchange rates of £1=$1.6464, £1=$1.5637 and £1=$1.5848 for the years ended December 31, 2014, 2013 and 2012, respectively.

(f)	The amounts in the Salary column for Messrs. Eccleshare and Bevan include their base salary for their service as an officer of ours, as well as amounts paid for their service as a director of our majority-owned subsidiary, Clear Media Limited. Clear Media Limited is listed on the Hong Kong Stock Exchange. The amounts paid for the periods during which they each served as a director of Clear Media Limited are set forth in the table below. The amounts reflected in the table have been converted from Hong Kong dollars to U.S. dollars using the average exchange rate of HK$1=$0.1289 for each of the years ended December 31, 2014, 2013 and 2012.

	2014	2013	2012
C. William Eccleshare	$18,046	$18,046	$18,046
Jonathan D. Bevan	9,763	18,046	18,046

(g)	Mr. Bressler became our Chief Financial Officer on July 29, 2013. The summary compensation information presented above for Mr. Bressler reflects his service in that capacity since July 29, 2013.

(h)	As described below under “Certain Relationships and Related Party Transactions—iHeartMedia, Inc.—Corporate Services Agreement,” a subsidiary of iHeartMedia provides, among other things, certain executive officer services to us. Pursuant to the Corporate Services Agreement, based on our OIBDAN as a percentage of iHeartCommunications’ total OIBDAN, we were allocated 39.67% of certain amounts for 2014, 36.51% of certain amounts for 2013 and 40.62% of certain amounts for 2012. For Mr. Macri, the 2014 allocated amounts also reflect the portion of his role that is tied to Clear Channel Outdoor as Senior Vice President—Corporate Finance (50%) and the portion of the year that he served in this role (31%).

The Summary Compensation Table above reflects these allocated amounts, as described below:

•	The Salary, Bonus, Non-Equity Incentive Plan Compensation and All Other Compensation columns presented above reflect the portion of the Salary, Bonus, Non-Equity Incentive Plan Compensation and All Other Compensation amounts allocated to us pursuant to the Corporate Services Agreement for Mr. Bressler for 2014 and 2013, for Mr. Macri for 2014 and for Mr. Hamilton for 2014, 2013 and 2012.

The tables below reflect 100% of the applicable Salary, Bonus and Non-Equity Incentive Plan Compensation amounts and 100% of those allocated elements of the All Other Compensation amounts, the allocated percentage of which is included in the Summary Compensation Table above. For Messrs. Bressler and Macri, who also are named executive officers for iHeartMedia, these 100% amounts for the allocated items are disclosed by iHeartMedia in the Summary Compensation Table in iHeartMedia’s proxy statement.

	100% of Allocated Salary Amounts
	2014	2013	2012
Richard J. Bressler	$1,200,000	$512,500	—
Steven J. Macri	640,000	—	—
Scott D. Hamilton	360,000	330,000	$325,000

	100% of Allocated Bonus and Non-Equity Incentive Plan Compensation
	2014	2013	2012
Richard J. Bressler	$1,500,000	$1,269,315	—
Steven J. Macri	560,000	—	—
Scott D. Hamilton	149,882	93,160	$165,395

	100% of Allocated All Other Compensation Amounts
	2014	2013	2012
Richard J. Bressler	$147,424	$71,748	—
Steven J. Macri	6,500	—	—
Scott D. Hamilton	6,500	6,375	$6,250

(i)	Ms. Grimes became our President & Chief Operating Officer—United States and Canada on January 1, 2013. The summary compensation information presented above for Ms. Grimes reflects her service in that capacity since January 1, 2013. Ms. Grimes ceased serving as our President and Chief Operating Officer-US and Canada on August 13, 2014.

(j)	Mr. Bevan has served as our President, Europe and Australia/NZ and Managing Director, Global Strategy & Development since April 26, 2013. Prior thereto, he served as our Managing Director and Chief Operating Officer—International since February 1, 2012 and previously served as our Chief Operating Officer—International. The summary compensation information presented above for Mr. Bevan reflects his service in those capacities for those periods, as well as his service as a director of Clear Media Limited, as described in footnote (f) above. Mr. Bevan is a citizen of the United Kingdom and compensation amounts reported for him in the Summary Compensation Table that were originally denominated in British pounds have been converted to U.S. dollars using the average exchange rates of £1=$1.6464, £1=$1.5637 and £1=$1.5848 for the years ended December 31, 2014, 2013 and 2012, respectively. Mr. Bevan ceased serving as our President, Europe and Australia/NZ and Managing Director, Global Strategy and Development on September 30, 2014.

(k)	Amounts reflect the increase in Mr. Bevan’s actuarial present value of accumulated pension benefits during 2014, 2013 and 2012 under the Scheme in the United Kingdom.

(l)	Mr. Macri became our Senior Vice President—Corporate Finance on September 9, 2014, and has served as Executive Vice President and Chief Financial Officer of the iHeartMedia division since October 7, 2013. Mr. Macri was not a named executive officer of ours until 2014. The summary compensation information presented above for Mr. Macri reflects his service in that capacity during 2014.

(m)	Mr. Hamilton was appointed Senior Vice President, Chief Accounting Officer & Assistant Secretary on April 26, 2010, but was not a named executive officer of ours until 2012. The summary compensation information presented above for Mr. Hamilton reflects his service in that capacity during 2012, 2013 and 2014.

EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS

Messrs. Eccleshare has an employment agreement with us. Messrs. Bressler and Macri have employment agreements with iHeartMedia and Mr. Hamilton has an employment agreement with iHMMS. Prior to her termination of employment on August 13, 2014, Ms. Grimes had an employment agreement with one of our subsidiaries. Prior to his termination of employment on September 30, 2014, Mr. Bevan had an employment agreement with one of our subsidiaries. Certain elements of their compensation are determined based on their respective employment agreements. The descriptions of the employment agreements set forth below do not purport to be complete and are qualified in their entirety by the employment agreements. For further discussion of the amounts of salary and bonus and other forms of compensation, see “Compensation Discussion and Analysis” above.

Each of the employment agreements discussed below provides for severance and change in control payments as more fully described under “—Potential Post-Employment Payments” in this proxy statement, which descriptions are incorporated herein by reference. For further discussion of Ms. Grimes’ and Mr. Bevan’s severance arrangements, see “—Potential Post-Employment Payments.”

As described below under “Certain Relationships and Related Party Transactions— iHeartMedia, Inc.—Corporate Services Agreement,” iHeartCommunications, our indirect parent entity, makes available to us, and we are obligated to use, the services of certain executive officers of iHeartCommunications, and a portion of their compensation is allocated to us in recognition of their services provided to us. Accordingly, a portion of the compensation for (1) 2014 and 2013 for Richard J. Bressler, (2) 2014 for Steven J. Macri and (3) 2014, 2013 and 2012 for Scott D. Hamilton was allocated to us in recognition of their services provided to us under the Corporate Services Agreement. The provisions of the employment agreements for Messrs. Bressler, Macri and Hamilton are described below to the extent that amounts payable thereunder would be or have been allocated to us under the Corporate Services Agreement.

C. William Eccleshare

August 31, 2009 Contract of Employment.  On August 31, 2009, our subsidiary, Clear Channel Outdoor Ltd. (“CCI”), entered into an employment agreement with C. William Eccleshare, pursuant to which he served as Chief Executive Officer of our International division. The agreement had no specified term, but generally could be terminated by CCI without cause upon 12 months prior written notice or by Mr. Eccleshare without cause upon six months prior written notice.

The agreement set Mr. Eccleshare’s initial base salary at £402,685 (or $662,981 using the average exchange rate of £1=$1.6464 for the year ended December 31, 2014), subject to additional annual raises at the sole discretion of CCI. As described below, in connection with his promotion to Chief Executive Officer of Clear Channel Outdoor, Mr. Eccleshare’s annual base salary was increased to $1,000,000. Mr. Eccleshare also received a car allowance, was eligible to receive a performance bonus and was entitled to certain other employee benefits.

In addition, pursuant to his employment agreement, Mr. Eccleshare was entitled to have CCI contribute a portion of his annual base salary to a personal pension plan (not sponsored by CCI) registered under Chapter 2, Part 4 of the Finance Act of 2004 in the United Kingdom. Mr. Eccleshare’s employment agreement also contained non-compete and non-solicitation provisions, each with a nine-month term, and a confidentiality provision with a perpetual term.

January 24, 2012 Employment Agreement.  On January 24, 2012, Mr. Eccleshare was promoted to serve as Chief Executive Officer of Clear Channel Outdoor, overseeing both our Americas and International divisions. In connection with his promotion, Clear Channel Outdoor and Mr. Eccleshare entered into a new employment agreement. Mr. Eccleshare’s employment agreement has an initial term beginning on January 24, 2012 and continuing until December 31, 2014, with automatic 12-month extensions thereafter, beginning on January 1, 2015, unless either Clear Channel Outdoor or Mr. Eccleshare gives prior notice electing not to extend the employment agreement. The employment agreement replaces Mr. Eccleshare’s Contract of Employment dated August 31, 2009.

As our Chief Executive Officer, Mr. Eccleshare relocated from our offices in London to our offices in New York City in 2012. In his new position, Mr. Eccleshare receives an annual base salary of $1,000,000. His salary will be reviewed at least annually for possible increase by our Board. During the term of the employment agreement, Mr. Eccleshare is eligible to receive an annual performance bonus with a target of not less than $1,000,000 and the opportunity to earn up to 200% of the target amount based on the achievement of the performance goals specified in his employment agreement for 2012 and the performance goals to be set by the Compensation Committee of our Board for years after 2012. In addition to the annual bonus, Mr. Eccleshare is eligible to receive an additional annual bonus of up to $300,000 based on the achievement of one or more annual performance goals determined by our Board or a subcommittee thereof. Any bonus earned under the additional bonus opportunity will be paid by us in equal cash installments on or about the first, second and third anniversary of the beginning of the applicable performance period and will be contingent in each case upon his continued employment through the applicable payment date. For 2014, Mr. Eccleshare received an annual bonus of $687,937. Mr. Eccleshare also (1) received an additional bonus payment of $99,000 provided pursuant to his additional bonus opportunity earned with respect to 2012 performance (2) received an additional bonus payment of $84,000 provided pursuant to his additional bonus opportunity earned with respect to 2013 performance and

(3) earned an additional bonus of $255,000 with respect to his additional bonus opportunity with respect to 2014 performance, $85,000 of which was paid in February 2015 and $170,000 of which will be paid in equal installments in 2016 and 2017 when performance bonuses are generally paid if he remains employed on the applicable payment dates. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.”

We continue to contribute to Mr. Eccleshare’s personal pension plan registered under Chapter 2, Part 4 of the Finance Act of 2004 in the United Kingdom, as provided in his previous Contract of Employment. We also agreed to reimburse Mr. Eccleshare for the reasonable costs and expenses (not to exceed $25,000 annually, fully grossed-up for applicable taxes) associated with filing his U.S. and U.K. personal income tax returns, as applicable. If Mr. Eccleshare’s actual U.S. and U.K. income tax and Social Security/National Insurance in a given year exceeds the tax obligations that he would have incurred on the same income (excluding all taxable income not paid by us or a subsidiary or affiliate) had he remained subject only to U.K. income tax and National Insurance over the same period, we will reimburse this excess tax on a fully-grossed up basis for applicable taxes. We also agreed to make a car service available for Mr. Eccleshare’s business use and paid all fees associated with the immigration applications for Mr. Eccleshare and his spouse. Mr. Eccleshare is eligible to receive health, medical, welfare and life insurance benefits and paid vacation on a basis no less favorable than provided to our similarly-situated senior executives; provided, however, that his life insurance benefit shall be for an amount equal to four times his annual base salary.

In connection with Mr. Eccleshare’s relocation to New York City in 2012, we reimbursed Mr. Eccleshare for all reasonable expenses associated with his relocation to New York City pursuant to our relocation policy. In addition, we agreed to: (1) pay Mr. Eccleshare an additional $200,000 (less applicable taxes) for relocation-related expenses not otherwise covered by our relocation policy; (2) provide a reasonable number of flights during the first 12 months after Mr. Eccleshare’s permanent relocation for his family to visit New York City; and (3) reimburse Mr. Eccleshare up to $20,000 per month, fully grossed-up for applicable taxes, for housing in New York City during any portion of his employment period in which he is based in New York City.

As provided in the employment agreement, Mr. Eccleshare was awarded 506,329 restricted stock units with respect to our Class A common stock on July 26, 2012 in connection with his promotion. See “—Outstanding Equity Awards at Fiscal Year-End” below.

During Mr. Eccleshare’s employment with us and for 18 months thereafter, Mr. Eccleshare is subject to non-competition, non-interference and non-solicitation covenants substantially consistent with our other senior executives. Mr. Eccleshare also is subject to customary confidentiality, work product and trade secret provisions. During the term of the employment agreement, Mr. Eccleshare may continue to perform non-executive services with Hays plc. Upon his service with Hays plc ceasing, Mr. Eccleshare will be permitted to perform another non-executive role at any time with a business that does not compete with us or our affiliates, subject to our prior written consent that will not be unreasonably withheld.

March 2, 2015 Amendment to January 24, 2012 Employment Agreement.  Effective March 2, 2015, Mr. Eccleshare and CCOH entered into an amendment (the “Eccleshare Amendment”) to Mr. Eccleshare’s employment agreement dated January 24, 2012 (the “Prior Employment Agreement”). Pursuant to the terms of the Eccleshare Amendment, (1) Mr. Eccleshare’s title was amended to be Chairman and Chief Executive Officer of CCOH’s International division, (2) the definition of Good Reason was amended to provide that Mr. Eccleshare may not trigger Good Reason as a result of the change in position and duties related to the Eccleshare Amendment for a period of one (1) year after the effective date of the Eccleshare Amendment, after which Mr. Eccleshare can exercise the right to trigger Good Reason as a result of the change in position and duties related to the Eccleshare Amendment for thirty (30) days as provided for and in accordance with the terms of his Prior Employment Agreement, (3) CCOH agreed to continue to reimburse Mr. Eccleshare for the reasonable costs and expenses (not to exceed $25,000 annually, fully grossed-up for applicable taxes) associated with filing his U.S. and U.K. personal income tax returns, as applicable, both during the remainder of his employment with

CCOH and for a period of twelve (12) months thereafter, and (4) CCOH agreed to reimburse Mr. Eccleshare for certain relocation costs associated with the relocation of Mr. Eccleshare and his family from New York City to London in connection with a termination due to death, “disability,” by CCOH without “cause” or by Mr. Eccleshare for Good Reason (as such terms are defined in the Prior Employment Agreement), whether such costs are incurred during his employment with CCOH or during the 12-month period thereafter (previously, Mr. Eccleshare would only be entitled to such reimbursement if the relevant costs were incurred during the 12-month period following termination of his employment with CCOH).

Richard J. Bressler

On July 29, 2013, iHeartMedia entered into an employment agreement with Mr. Bressler. The employment agreement has an initial term ending on December 31, 2018, with automatic 12-month extensions beginning on January 1, 2019 unless either party gives prior notice electing not to extend the employment agreement.

Under the employment agreement, Mr. Bressler receives a base salary from iHeartMedia at a rate no less than $1,200,000 per year, subject to increase at the discretion of iHeartMedia’s board of directors or its compensation committee. Mr. Bressler also has the opportunity to earn an annual performance bonus from iHeartMedia for the achievement of reasonable performance goals established annually by iHeartMedia’s board of directors or its compensation committee after consultation with Mr. Bressler. The annual target performance bonus that may be earned from iHeartMedia when all of Mr. Bressler’s performance objectives are achieved will be not less than 150% of Mr. Bressler’s base salary amount. In addition to the annual bonus, Mr. Bressler is also eligible for an additional annual bonus opportunity from iHeartMedia of up to $500,000, based on iHeartMedia’s achievement of one or more annual performance goals determined by iHeartMedia’s chief executive officer and approved by iHeartMedia’s board of directors or a committee thereof. Any additional bonus amounts will be paid during the quarter that follows the third anniversary of the beginning of the applicable performance period and will be contingent in each case upon Mr. Bressler’s continued employment through the applicable payment date. For 2014, Mr. Bressler received from iHeartMedia an annual incentive bonus of $1,500,000, including a discretionary bonus of $283,376. Mr. Bressler also earned an additional bonus of $400,000 which will be paid when performance bonuses are generally paid in 2017 if he remains employed on the payment date. Mr. Bressler also is entitled to participate in all pension, profit sharing and other retirement plans, all incentive compensation plans, all group health, hospitalization and disability or other insurance plans, paid vacation, sick leave and other employee welfare benefit plans in which other similarly situated employees of iHeartMedia may participate.

During the term of his employment, iHeartMedia will make a car service available for Mr. Bressler’s business use.

Mr. Bressler’s employment agreement contains a 280G “gross-up” provision that applies in certain circumstances in which any payments (the “Company Payments”) received by Mr. Bressler are deemed to be “excess parachute payments” subject to excise taxes under Section 4999 of the Code. If, at the time any such excise tax is imposed, the stockholder approval rules of Q&A 6 in the applicable Section 280G regulations (the “Cleansing Vote Rules”) are applicable and Mr. Bressler declines to submit the excess parachute payments for approval by iHeartMedia’s stockholders, iHeartMedia will pay to Mr. Bressler an amount equal to the excise tax imposed by Section 4999 of the Code. If, at the time any excise tax is imposed, the Cleansing Vote Rules are not applicable, Mr. Bressler will be entitled to a gross-up payment equal to (1) the excise tax and (2) any U.S. Federal, state and local income or payroll tax imposed on such gross-up payment (excluding any U.S. Federal, state and local income or payroll taxes otherwise imposed on the Company Payments); provided that if the Company Payments are found to be equal to or less than 110% of the “safe harbor” amount referenced in Mr. Bressler’s employment agreement, the Company Payments will be reduced to equal the safe harbor amount, such that no excise tax will be imposed by Section 4999 of the Code.

As provided in Mr. Bressler’s employment agreement, on July 29, 2013, Clear Channel Outdoor granted Mr. Bressler 271,739 restricted shares of the Class A common stock of Clear Channel Outdoor. See the Grants of Plan-Based Awards During 2014 table and “—Outstanding Equity Awards at Fiscal Year-End” below for a description of the terms of the award.

Under the employment agreement, Mr. Bressler is required to protect the secrecy of the confidential information of iHeartMedia, Clear Channel Outdoor and the subsidiaries of each (the “Company Group”). He also is prohibited by the agreement from engaging in certain activities that compete with the Company Group during employment and for 18 months after his employment terminates, and he is prohibited from soliciting employees or customers of the Company Group during employment and for 18 months after termination of employment. iHeartMedia agreed to defend and indemnify Mr. Bressler for acts committed in the course and scope of his employment.

Suzanne M. Grimes

On December 7, 2012, our subsidiary, Clear Channel Outdoor, Inc. (“CCOI”), entered into an employment agreement with Suzanne M. Grimes. Ms. Grimes’ employment agreement commenced on January 1, 2013. Ms. Grimes ceased serving as our President and Chief Operating Officer—United States and Canada on August 13, 2014 and entered into a severance agreement and general release with CCOI on August 26, 2104. See “—Potential Post-Employment Payments” for a description of Ms. Grimes’ severance arrangements.

Under her employment agreement, Ms. Grimes received an annual base salary of $850,000 and was eligible for annual salary increases commensurate with company policy. During the term of the employment agreement, Ms. Grimes was eligible to receive an annual bonus based on financial and performance criteria established by the company. The target amount of Ms. Grimes’ annual bonus were equal to her base salary, with a maximum bonus amount equal to two times her target amount for above-target performance and a bonus paid at a reduced level for threshold performance. For 2014, Ms. Grimes received an annual bonus of $245,367. Ms. Grimes also was entitled to paid vacation and participation in employee welfare benefit plans and employee pension benefit plans in which other similarly situated employees participated. CCOI paid Ms. Grimes’ legal fees in connection with the negotiation of her employment agreement. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.”

For 18 months after August 13, 2014, Ms. Grimes is subject to non-competition and non-solicitation (of employees or clients of CCOI) covenants. Ms. Grimes also was subject to customary confidentiality, work product and trade secret provisions.

As was provided in her employment agreement, on January 1, 2013, the Compensation Committee of Clear Channel Outdoor awarded Ms. Grimes 213,675 restricted stock units. See “—Outstanding Equity Awards at Fiscal Year-End” below for a description of the terms of the award. During the term of her employment agreement, Ms. Grimes’ was also to be awarded, at the time annual option grants generally are made to other key executives, Clear Channel Outdoor stock options with a value of not less than $600,000. Each stock option award would have vested with respect to not less than 25% of the award on each of the four anniversaries of each award so that each stock option award shall be fully vested on the fourth anniversary of its grant date, subject to continued employment through the relevant dates.

Jonathan D. Bevan

On October 30, 2009, CCI entered into a new employment agreement with Jonathan D. Bevan, pursuant to which he served as Chief Operating Officer of our International division. Mr. Bevan was promoted to Managing Director and Chief Operating Officer—International on February 1, 2012 and became our President, Europe and Australia/NZ and Managing Director, Global Strategy & Development on April 26, 2013. Mr. Bevan

ceased serving in that role on September 30, 2014 and entered into a settlement agreement with CCI on July 14, 2014. See “—Potential Post-Employment Payments” for a description of Mr. Bevan’s severance arrangements.

The agreement set Mr. Bevan’s initial base salary at £240,000 (or $395,136 using the average exchange rate of £1=$1.6464 for the year ended December 31, 2014), subject to additional annual raises at the sole discretion of CCI. In connection with his February 2012 promotion, Mr. Bevan’s salary increased to £320,000 (or $526,848 using the average exchange rate of £1=$1.6464 for the year ended December 31, 2014). Mr. Bevan also received a car allowance, was eligible to receive a performance bonus as decided at the sole discretion of the Chief Executive Officer and Compensation Committee, and was entitled to certain other employee benefits. For 2014, Mr. Bevan received an annual bonus of $181,323 pursuant to his severance agreement and general release. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.”

Mr. Bevan’s employment agreement also contained non-compete and non-solicitation provisions, each with a nine-month term, and a confidentiality provision with a perpetual term.

Steven J. Macri

Effective October 7, 2013, Steven J. Macri entered into an employment agreement with iHeartMedia. Pursuant to his agreement, Mr. Macri will serve as Executive Vice President and Chief Financial Officer of iHeartMedia + Entertainment, Inc. (formerly known as Clear Channel Broadcasting, Inc.) (“iHM”), a wholly owned subsidiary of iHeartMedia, until October 6, 2017, after which time such employment period will be automatically extended from year to year unless either party gives notice of non-renewal as permitted in the agreement. On September 9, 2014, Mr. Macri became Senior Vice President—Corporate Finance of iHeartMedia and Clear Channel Outdoor as well.

Under his agreement, Mr. Macri receives compensation consisting of a base salary, incentive awards and other benefits and perquisites. Mr. Macri’s current annual base salary is $640,000. During 2013, Mr. Macri received a $60,000 signing bonus. No later than March 15 of each calendar year, Mr. Macri is eligible to receive a performance bonus. For 2013, Mr. Macri’s target bonus was $375,000, with $187,500 of such amount guaranteed and $187,500 of such amount MBO-based. For purposes of his agreement, MBO-based means the subjective performance criteria agreed to on an annual basis between the President and Chief Financial Officer of iHeartMedia and Mr. Macri at about the same time as established for other similarly situated employees. For 2014 and thereafter, Mr. Macri’s target bonus will be no less than his base salary for the year to which the bonus relates and the criteria will be set by management in consultation with Mr. Macri. For 2014, Mr. Macri received an annual bonus of $560,000 including a discretionary bonus of $143,789. Mr. Macri also earned an additional bonus of $320,000 pursuant to his additional bonus opportunity with respect to 2014 performance, which will be paid when performance bonuses are generally paid in 2017 if he remains employed on the payment date. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.” He is entitled to participate in all employee benefit plans and perquisites in which other similarly situated employees may participate.

Additionally, pursuant to his employment agreement, on October 7, 2013, Mr. Macri received a one-time long term incentive grant of 100,000 shares of restricted stock.

Under the employment agreement, Mr. Macri is required to protect the secrecy of confidential information of iHeartMedia and its affiliates and to assign certain intellectual property rights. He also is prohibited by the agreement from engaging in certain activities that compete with iHeartMedia and its affiliates during employment and for 12 months after his employment terminates, and he is prohibited from soliciting employees for employment during employment and for 12 months after termination of employment. iHeartMedia agreed to defend and indemnify Mr. Macri for acts committed in the course and scope of his employment.

Scott D. Hamilton

Effective May 1, 2014, Scott D. Hamilton entered into an employment agreement with iHMMS. Pursuant to his agreement, Mr. Hamilton will serve as Senior Vice President, Chief Accounting Officer and Assistant Secretary of iHeartMedia, iHeartCommunications and Clear Channel Outdoor until April 30, 2018, after which time such employment period will automatically be extended for additional two-year periods unless either iHMMS or Mr. Hamilton gives written notice of non-renewal.

Under his agreement, Mr. Hamilton receives compensation consisting of a base salary of $375,000 and an annual bonus targeted at 60% of Mr. Hamilton’s base salary. Mr. Hamilton also receives other benefits and perquisites, including paid vacation, participation in employee welfare benefit and pension plans and eligibility for long term incentive opportunities.

Under the employment agreement, Mr. Hamilton is required to protect the secrecy of confidential information of iHMMS and its affiliates. He also is prohibited by the agreement from engaging in certain activities that compete with iHMMS and its affiliates during employment and for 12 months after his employment terminates, and he is prohibited from soliciting employees for employment during employment and for 12 months after termination of employment. iHMMS agreed to defend and indemnify Mr. Hamilton for acts committed in the course and scope of his employment.

GRANTS OF PLAN-BASED AWARDS

Stock Incentive Plans

Clear Channel Outdoor grants equity incentive awards to named executive officers and other eligible participants under its Stock Incentive Plan. The Stock Incentive Plan is intended to facilitate the ability of Clear Channel Outdoor to attract, motivate and retain employees, directors and other personnel through the use of equity-based and other incentive compensation opportunities.

The Stock Incentive Plan allows for the issuance of restricted stock, incentive and non-statutory stock options, stock appreciation rights, director shares, deferred stock rights and other types of stock-based and/or performance-based awards to any present or future director, officer, employee, consultant or advisor of or to Clear Channel Outdoor or its subsidiaries.

The Stock Incentive Plan is administered by the Compensation Committee, except that the entire Board has sole authority for granting and administering awards to non-employee directors. The Compensation Committee determines which eligible persons receive an award and the types of awards to be granted as well as the amounts, terms and conditions of each award including, if relevant, the exercise price, the form of payment of the exercise price, the number of shares, cash or other consideration subject to the award and the vesting schedule. These terms and conditions will be set forth in the award agreement furnished to each participant at the time an award is granted to him or her under the Stock Incentive Plan. The Compensation Committee also makes other determinations and interpretations necessary to carry out the purposes of the Stock Incentive Plan. For a description of the treatment of awards upon a participant’s termination of employment or change in control, see “—Potential Post-Employment Payments.”

Cash Incentive Plan

As discussed above, named executive officers also are eligible to receive awards under the Annual Incentive Plan. See “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus” for a more detailed description of the Annual Incentive Plan and the grant of awards to the named executive officers thereunder.

The following table sets forth certain information concerning plan-based awards granted to the named executive officers during the year ended December 31, 2014. As described below under “Certain Relationships and Related Party Transactions— iHeartMedia, Inc.—Corporate Services Agreement,” our parent entities provide us with, among other things, certain executive officer services. A portion (39.67%) of the annual incentive awards provided by our parent entities to Messrs. Bressler, Macri and Hamilton with respect to 2014 was allocated to us in recognition of their services provided to us. Those allocated amounts are reflected in the Grants of Plan-Based Awards During 2014 table below and 100% of the annual incentive awards to the named executive officers of iHeartMedia are reflected by iHeartMedia in the comparable table in its proxy statement.

Grants of Plan-Based Awards During 2014

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise of Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(a) ($)
Name		Threshold ($)	Target ($)	Maximum ($)
C. William Eccleshare	N/A(b)	—	1,000,000	2,000,000	—	—	—	—
	N/A(b)	—	300,000	300,000	—	—	—	—

Richard J. Bressler	N/A(b)	—	714,060	1,428,120	—	—	—	—
	N/A(b)	—	198,350	198,350	—	—	—	—

Suzanne M. Grimes	N/A(b)	—	523,973	1,047,946	—	—	—	—
	04/04/14(c)	—	—	—	—	117,647	8.73	560,000

Jonathan D. Bevan	04/04/14(c)	—	—	—	20,045	12,963	8.73	236,697

Steven J. Macri	N/A(b)	—	39,353	78,705	—	—	—	—
	N/A(b)	—	19,676	19,676	—	—	—	—

Scott D. Hamilton	N/A(b)	—	85,736	171,472	—	—	—	—

(a)	Reflects the full grant date fair value of time-vesting restricted stock awards computed in accordance with the requirements of ASC Topic 718, but excluding any impact of estimated forfeiture rates as required by SEC regulations. For assumptions made in the valuation, see footnote (b) to the Summary Compensation Table above and Note 10-Shareholders’ Equity beginning on page C-64 of Appendix C.

(b)

Messrs. Bressler, Macri and Hamilton received cash incentive awards from iHeartMedia under the iHeartMedia 2008 Annual Incentive Plan. The amounts shown for Messrs. Bressler, Macri and Hamilton reflect the allocated portion of their respective cash incentive awards under the iHeartMedia 2008 Annual Incentive Plan based on the achievement of pre-established performance goals. Messrs. Eccleshare and Bevan and Ms. Grimes received cash incentive awards from Clear Channel Outdoor under the Annual Incentive Plan. In addition, Messrs. Eccleshare, Bressler & Macri were eligible to participate in an additional bonus opportunity with respect to Clear Channel Outdoor’s 2014 performance in the case of Mr. Eccleshare and with respect to iHeartMedia’s 2014 performance in the case of Messrs. Bressler and Macri. Mr. Eccleshare had the opportunity to earn up to $300,000 from Clear Channel Outdoor under his additional bonus opportunity and earned $255,000 based on 2014 performance, of which $85,000 was paid at the end of February 2015 and is included under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table, and the remaining $170,000 of which will be paid in equal installments of $85,000 each at the same time as the annual incentive bonus payments are paid generally in 2016 and 2017 if Mr. Eccleshare remains employed at that time. Mr. Bressler had the opportunity to earn up to $500,000 from iHeartMedia ($198,350 of which would be allocated to Clear Channel Outdoor pursuant to the Corporate Services Agreement) under this additional bonus opportunity and earned $400,000 based on 2014 performance, which will be paid by iHeartMedia in 2017 if Mr. Bressler remains employed at that time. Mr. Macri had the opportunity to earn up to $300,000 from iHeartMedia ($19,680 of which would be allocated to Clear Channel Outdoor pursuant to the Corporate Services Agreement) under this additional bonus opportunity and earned the full $300,000 based on 2014 performance, which will be paid by iHeartMedia in 2017 if Mr. Macri remains employed at that time. Mr. Bevan’s service with Clear Channel Outdoor terminated on September 30, 2014 and, accordingly, he was not eligible to receive a cash incentive award from Clear Channel Outdoor with respect to 2014. For further discussion of the 2014 cash incentive awards, see “Compensation Discussion and Analysis—Elements of Compensation—Annual Incentive Bonus.”

(c)	On April 4, 2014, Ms. Grimes and Mr. Bevan were granted stock options to purchase shares of Clear Channel Outdoor’s Class A common stock under the 2012 Stock Incentive Plan. The options vest in 25% increments annually, beginning on the first anniversary of the grant date.

On April 4, 2014, Mr. Bevan was granted restricted stock units under the 2012 Stock Incentive Plan. The restricted stock units vest with respect to 50% of the shares on each of April 4, 2017 and April 4, 2018.

For further discussion of the equity awards, see “Compensation Discussion and Analysis—Elements of Compensation—Long-Term Incentive Compensation.”

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information concerning outstanding equity awards of the named executive officers at December 31, 2014.

Outstanding Equity Awards at December 31, 2014

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options				Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(a) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(a) ($)
Name	(#) Exercisable		(#) Unexercisable
C. William Eccleshare	202,813	(b)	—		4.05	09/10/19	—		—	—		—
	62,094	(c)	—		3.48	02/24/20	—		—	—		—
	63,583	(d)	—		4.31	09/10/20	—		—	—		—
	15,360	(e)	—		7.66	12/13/20	—		—	—		—
	67,500	(f)	22,500	(f)	8.97	02/21/21	—		—	—		—
	45,000	(g)	45,000	(g)	7.90	03/26/22	—		—	—		—
	—		—		—	—	379,747	(h)	4,021,521	126,582	(h)	1,340,503

Richard J. Bressler	—		—		—	—	271,739	(i)	2,877,716	—		—

Suzanne M. Grimes	—		—		—	—	—		—	—		—

Jonathan D. Bevan	—		—		—	—	—		—	—		—

Steven J. Macri	—		—		—	—	—		—	—		—

Scott D. Hamilton	—		—		—	—	—		—	—		—

(a)	For equity awards with respect to the Class A common stock of iHeartMedia, this value is based upon the closing sale price of iHeartMedia’s Class A common stock on December 31, 2014 of $7.35. For equity awards with respect to the Class A common stock of CCOH, this value is based upon the closing sale price of CCOH’s Class A common stock on December 31, 2014 of $10.59.

(b)	Options to purchase 202,813 shares of CCOH’s Class A common stock vested as follows: (1) options with respect to 48,062 shares vested on September 10, 2010; (2) options with respect to 74,736 shares vested on September 10, 2011; (3) options with respect to 40,006 shares vested on September 10, 2012; and (4) options with respect to 40,009 shares vested on September 10, 2013.

(c)	Options to purchase 62,094 shares of CCOH’s Class A common stock vest as follows: (1) options with respect to 15,523 shares vested on February 24, 2011; (2) options with respect to 15,524 shares vested on February 24, 2012; (3) options with respect to 15,523 shares vested on February 24, 2013; and (4) options with respect to 15,524 shares vested on February 24, 2014.

(d)	Options to purchase 63,583 shares of CCOH’s Class A common stock vest as follows: (1) options with respect to 15,895 shares vested on September 10, 2011; (2) options with respect to 15,896 shares vested on September 10, 2012; (3) options with respect to 15,895 vested on September 10, 2013; and (4) options with respect to 15,897 shares vested on September 10, 2014.

(e)	Options to purchase 15,360 shares of CCOH’s Class A common stock vested in three equal annual installments beginning on September 10, 2011.

(f)	Options to purchase 22,500 shares of CCOH’s Class A common stock vested on each of February 21, 2012, February 21, 2013 and February 21, 2014. The remaining options vest on February 21, 2015.

(g)	Options to purchase 22,500 shares of CCOH’s Class A common stock vested on each of March 26, 2013 and March 26, 2014. The remaining options vest in two equal annual installments, beginning on March 26, 2015.

(h)	This unvested restricted stock unit award representing 506,329 shares of Clear Channel Outdoor’s Class A common stock vests as follows: (1) 379,747 of the units are time-vesting, with 189,873 vesting on January 24, 2015 and 189,874 vesting on January 24, 2016; and (2) 126,582 of the units will vest upon Clear Channel Outdoor achieving an OIBDAN equal to or greater than the OIBDAN target indicated below for the years set forth below:

Performance Vesting Schedule
Year	OIBDAN target
2013	907
2014	1,009
2015	1,085
2016	1,166

(i)	This unvested restricted stock award representing 271,739 shares of Clear Channel Outdoor’s Class A common stock vests 50% on each of the July 29, 2016 and July 29, 2017.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth certain information concerning option exercises by and stock vesting for the named executive officers during the year ended December 31, 2014.

Option Exercises and Stock Vested During 2014

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(a) (#)	Value Realized on Exercise(b) ($)	Number of Shares Acquired on Vesting(c) (#)	Value Realized on Vesting(d) ($)
C. William Eccleshare	—	—	—	—
Richard J. Bressler	—	—	—	—
Suzanne M. Grimes	—	—	53,419	375,536
Jonathan D. Bevan	272,210	825,445	—	—
Steven J. Macri	—	—	—	—
Scott D. Hamilton	—	—	—	—

(a)	Represents the gross number of shares acquired upon exercise of vested options, without taking into account any shares withheld to cover the option exercise price or applicable tax obligations.

(b)	Represents the value of the exercised options, calculated by multiplying (1) the number of shares to which the option exercise related by (2) the difference between the actual market price of our Class A common stock at the time of exercise and the option exercise price.

(c)	Represents the gross number of shares acquired on vesting of restricted stock units, without taking into account any shares withheld to satisfy applicable tax obligations.

(d)	Represents the value of the vested restricted stock units calculated by multiplying (1) the number of vested restricted stock units by (2) the closing price on the vesting date.

PENSION BENEFITS

The following table sets forth certain information concerning pension benefits for the named executive officers at December 31, 2014.

Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits (a) ($)	Payments During Last Fiscal Year ($)
C. William Eccleshare	—	—	—	—
Richard J. Bressler	—	—	—	—
Suzanne M. Grimes	—	—	—	—
Jonathan D. Bevan(b)	Clear Channel Retirement Benefit Scheme	10	1,749,000	—
Scott D. Hamilton	—	—	—	—
Steven J. Macri	—	—	—	—

(a)	Amount reflects the actuarial present value of the accumulated benefit at December 31, 2014 based upon the following material assumptions: discount rate of 3.6% per annum; expected return on invested assets of 6.10% per annum; increases in deferment of 2.0% per annum; inflation of 2.0% per annum; post retirement pension increases of 3.0% per annum and post retirement mortality S1NA base table with 2013 CMI projections and a Long Term Improvement Rate of 1%.

(b)	Mr. Bevan is a citizen and resident of the United Kingdom. The present value of the accumulated benefit reported in this table for Mr. Bevan has been converted from British pounds to U.S. dollars using the exchange rate in effect at December 31, 2014 of £1 = $1.5588

Clear Channel Outdoor operates a pension plan (with defined benefit and defined contribution sections) for eligible employees based in the United Kingdom called the Clear Channel Retirement Benefit Scheme (the “Scheme”). As of December 31, 2014, there were approximately 112 current employees paying into the defined benefit section. In order to be eligible to participate in the defined benefit section, an employee must have joined Clear Channel Outdoor prior to March 1, 2002 and elected to participate prior to turning age 35. Mr. Bevan was the only named executive officer that was a participant of the Scheme during the year and the Scheme is the only material defined benefit pension plan operated by Clear Channel Outdoor.

Mr. Bevan, age 43, joined the Scheme on December 1, 2003 and had accrued a total of 10 years and 10 months of pensionable service as of December 31, 2014. Mr. Bevan left service on the 30th September 2014 and became entitled to a deferred pension from the Scheme.

As Mr. Bevan’s pensionable service was terminated prior to being eligible for early retirement, the following options for his deferred pension of £52,650.00 are now available:

•	He could leave his accrued benefits within the Scheme until normal retirement date. His pension would increase broadly in line with increases in the UK Consumer Prices Index (to a maximum of 5% per annum) during the period of deferment.
•	He could leave his accrued benefits within the Scheme, and then to apply for early retirement once he has reached age 55, or earlier if in ill-health. The Scheme trustees’ consent would be required, and his pension would be subject to an actuarial reduction for early payment. The reduction factor would be calculated by the actuary at the time of request and may be subject to further restriction by the Scheme’s rules.
•	He could request to transfer the value of his accrued benefits to an alternative pension arrangement.

When any pension is put into payment (from normal or early retirement) then the following would generally apply:

•	Mr. Bevan would be given the option of exchanging part of his annual pension for a one-off tax free cash sum. The amount available will depend on the circumstances at the time.
•	If Mr. Bevan predeceased any spouse, then a spouse’s pension of two-thirds his own pension (ignoring any amount exchanged for a lump sum) would continue for the remainder of her lifetime.
•	Any pension in payment would normally attract increases broadly in line with increases in the UK Retail Prices Index subject to a minimum of 3% and a maximum of 5% per annum.

NONQUALIFIED DEFERRED COMPENSATION PLANS

iHeartCommunications historically has maintained a nonqualified deferred compensation plan pursuant to which participants could make an annual election to defer up to 50% of their annual salary and up to 80% of their bonus before taxes. Any matching credits on amounts would be made in iHeartCommunications’ sole discretion. Participants in the plan could allocate their deferrals and any matching credits among different investment options, the performance of which would be used to determine the amounts to be paid to participants under the plan.

The committee that administers the nonqualified deferred compensation plan decided to suspend all salary and bonus deferral contributions and matching contributions for the 2010 plan year and all succeeding plan years until reinstated by such committee. None of the named executive officers currently participates in the plan.

POTENTIAL POST-EMPLOYMENT PAYMENTS

The following narrative and table describe the potential payments or benefits upon termination, change in control or other post-employment scenarios for each of our named executive officers (other than Suzanne M. Grimes and Jonathan D. Bevan), using an assumed December 31, 2014 trigger event for each scenario. In the case of Ms. Grimes and Mr. Bevan, the narrative and table describe the actual payments and benefits provided to Ms. Grimes and Mr. Bevan by Clear Channel Outdoor in connection with the termination of Ms. Grimes on August 13, 2014 and Mr. Bevan on September 30, 2014.

As described below under “Certain Relationships and Related Party Transactions— iHeartMedia, Inc.—Corporate Services Agreement,” iHeartCommunications, our indirect parent entity, makes available to us, and we are obligated to use, the services of certain executive officers of iHeartCommunications and a portion of their salary and other personnel costs are allocated to us in recognition of their services provided to us. The provisions of their agreements are described below to the extent that amounts payable thereunder would be allocated to us under the Corporate Services Agreement upon termination, change in control or other post-employment scenario.

C. William Eccleshare

Termination by Clear Channel Outdoor for Cause or by Mr. Eccleshare without Good Reason. Mr. Eccleshare’s employment agreement provides for the following payments and benefits upon termination by Clear Channel Outdoor for “Cause” or by Mr. Eccleshare without “Good Reason.”

Under the agreement, “Cause” is defined as: (1) conduct by Mr. Eccleshare constituting a material act of willful misconduct in connection with the performance of his duties; (2) continued, willful and deliberate non-performance by Mr. Eccleshare of his duties (other than by reason of physical or mental illness, incapacity or disability) where such non-performance has continued for more than 15 business days following written notice of such non-performance; (3) Mr. Eccleshare’s refusal or failure to follow lawful and reasonable directives consistent with his job responsibilities where such refusal or failure has continued for more than 15 business days following written notice of such refusal or failure; (4) a criminal conviction of, or a plea of nolo contendere by, Mr. Eccleshare for a felony or material violation of any securities law including, without limitation, conviction of fraud, theft or embezzlement or a crime involving moral turpitude; (5) a material breach by Mr. Eccleshare of any of the provisions of his employment agreement; or (6) a material violation by Mr. Eccleshare of Clear Channel Outdoor’s employment policies regarding harassment; provided, however, that Cause shall not exist under clauses (1), (2), (3), (5) or (6) unless Mr. Eccleshare has been given written notice specifying the act, omission or circumstances alleged to constitute Cause and he fails to cure or remedy such act, omission or circumstances within 15 business days after receipt of such notice.

The term “Good Reason” includes: (1) a change in Mr. Eccleshare’s reporting line; (2) a material change in his titles, duties or authorities (other than if, after a restructuring or reorganization of Clear Channel Outdoor or a sale or spinoff of all or a portion of Clear Channel Outdoor’s operations, Mr. Eccleshare continues as Chief Executive Officer of Clear Channel Outdoor or CCI (or either of their respective successors)); (3) a reduction in Mr. Eccleshare’s base salary or target bonus, other than an across-the-board reduction applicable to all senior executive officers of Clear Channel Outdoor; (4) a required relocation within the domestic United States of more than 50 miles of his primary place of employment; or (5) a material breach by Clear Channel Outdoor of the terms of the employment agreement. To terminate for Good Reason, Mr. Eccleshare must provide Clear Channel Outdoor with 30 days notice, after which Clear Channel Outdoor has 30 days to cure. Pursuant to the Eccleshare Amendment, Mr. Eccleshare may not trigger Good Reason as a result of the change in position and duties related to the Eccleshare Amendment for a period of one (1) year after the effective date of the Eccleshare Amendment, after which Mr. Eccleshare can exercise the right to trigger Good Reason as a result of the change in position and duties related to the Eccleshare Amendment for thirty (30) days as provided for and in accordance with the terms of his Prior Employment Agreement.

If Mr. Eccleshare’s employment is terminated by Clear Channel Outdoor for Cause or by Mr. Eccleshare without Good Reason, Clear Channel Outdoor will pay to Mr. Eccleshare his accrued and unpaid base salary through the date of termination and any payments to which he may be entitled under any applicable employee benefit plan (the “Accrued Amounts”). In addition, if Mr. Eccleshare terminates his employment without Good Reason and he signs and returns a release of claims in the time period required, Clear Channel Outdoor will pay to Mr. Eccleshare any annual bonus and additional bonus earned but unpaid with respect to the calendar year prior to the year of termination (the “Earned Prior Year Annual and Additional Bonus”) and, if Clear Channel Outdoor terminates Mr. Eccleshare’s employment after receipt of Mr. Eccleshare’s notice of termination, Clear Channel Outdoor will pay any base salary for the remaining portion of the 90-day advance notice period.

If Mr. Eccleshare is terminated for Cause, his Clear Channel Outdoor stock options will be cancelled and any unvested Clear Channel Outdoor restricted stock units will be forfeited. If Mr. Eccleshare terminates his employment without Good Reason, any unvested Clear Channel Outdoor stock options will be cancelled, he will have three months to exercise any vested Clear Channel Outdoor stock options and any unvested Clear Channel Outdoor restricted stock units will be forfeited. If his employment is terminated due to retirement (resignation from employment when the sum of his full years of age and full years of service equals at least 70, and he is at least 60 years of age with five full years of service at the time), all of his issued Clear Channel Outdoor stock options will continue to vest for the shorter of five years or the remainder of their original 10-year terms, and any unvested Clear Channel Outdoor restricted stock units will continue to vest as if he were employed.

Termination by Clear Channel Outdoor without Cause, by Mr. Eccleshare for Good Reason, Upon Non-Renewal of the Agreement by Clear Channel Outdoor or Upon Change in Control.  If Clear Channel Outdoor terminates Mr. Eccleshare’s employment without Cause (and not by reason of disability), if Clear Channel Outdoor does not renew the initial term or any subsequent renewal terms of the employment agreement or if Mr. Eccleshare terminates his employment for Good Reason, Clear Channel Outdoor will pay to Mr. Eccleshare any Accrued Amounts. In addition, if Mr. Eccleshare signs and returns a release of claims in the time period required, Clear Channel Outdoor will: (1) pay to Mr. Eccleshare a severance payment in an amount equal to 120% of his then-applicable base salary and 100% of his then-applicable target annual bonus in respect of the year of termination (the “Severance Payment”), with such Severance Payment to be paid in equal monthly installments for a period of 12 months after such termination; (2) reimburse his family’s reasonable relocation expenses from New York City to London that are incurred within 12 months after his termination, including reimbursement of the New York City apartment lease breakage fee (the “Relocation Fee”); (3) pay to Mr. Eccleshare any Earned Prior Year Annual and Additional Bonus; (4) pay to Mr. Eccleshare a pro rata portion of his annual bonus for the year of termination, calculated based upon performance as of the termination date as related to overall performance at the end of the calendar year for which pro rata portion of the annual bonus Mr. Eccleshare shall be eligible only if a bonus would have been earned by the end of the calendar year (the “Prorated Annual Bonus”); and (5) provide for him and his dependents continued participation in Clear Channel Outdoor’s group health plan that covers Mr. Eccleshare at Clear Channel Outdoor’s expense for a period of three months as long as he timely elects continued coverage and continues to pay copayment premiums at the same level and cost as Mr. Eccleshare paid immediately prior to the termination (the “COBRA Coverage Benefit”). If Mr. Eccleshare violates the non-competition, non-interference or non-solicitation covenants contained in the employment agreement (after being provided a 10-day cure opportunity to the extent such violation is curable), Mr. Eccleshare will forfeit any right to the pro rata portion of the Severance Payment for the number of months remaining in the 18-month non-compete period after termination. In addition, no Relocation Fee or COBRA Coverage Benefit will be paid in the event of a violation of the non-competition, non-interference or non-solicitation covenants contained in the employment agreement (after being provided a 10-day cure opportunity to the extent such violation is curable) and Mr. Eccleshare will reimburse Clear Channel Outdoor for any Relocation Fee and/or COBRA Coverage Benefit already paid.

Furthermore, in the event that Mr. Eccleshare’s employment is terminated by Clear Channel Outdoor without Cause or by Mr. Eccleshare for Good Reason, his unvested Clear Channel Outdoor restricted stock units awarded on July 26, 2012 will vest, his unvested Clear Channel Outdoor stock options will be cancelled and his vested Clear Channel Outdoor stock options will continue to be exercisable for three months. Mr. Eccleshare’s employment agreement does not provide for payments or benefits upon a change in control. Accordingly, if he is terminated without Cause after a change in control, Mr. Eccleshare will be entitled to the benefits described for a termination without Cause. Mr. Eccleshare’s unvested Clear Channel Outdoor stock options and Clear Channel Outdoor restricted stock units will vest upon a change in control, with or without termination.

Termination due to Disability.  If Mr. Eccleshare is unable to perform the essential functions of his full-time position for more than 180 consecutive days in any 12 month period, Clear Channel Outdoor may terminate his employment. If Mr. Eccleshare’s employment is terminated, Clear Channel Outdoor will pay to Mr. Eccleshare or his designee any Accrued Amounts and the Relocation Fee for Mr. Eccleshare and his family. In addition, if Mr. Eccleshare signs and returns a release of claims in the time period required, Clear Channel Outdoor will pay to Mr. Eccleshare or his designee any Earned Prior Year Annual and Additional Bonus, Prorated Annual Bonus and the COBRA Coverage Benefit. If his employment is terminated due to disability, his unvested Clear Channel Outdoor stock options will continue to vest for the shorter of five years or the remainder of their original 10-year terms, and any unvested Clear Channel Outdoor restricted stock units will continue to vest as if he were employed.

Termination due to Death.  If Mr. Eccleshare’s employment is terminated by his death, Clear Channel Outdoor will pay to his designee or estate: (1) the Accrued Amounts; (2) the Earned Prior Year Annual and Additional Bonus; (3) the Prorated Annual Bonus; and (4) the Relocation Fee. In addition, if Mr. Eccleshare’s employment is terminated due to his death, Clear Channel Outdoor will provide the COBRA Coverage Benefit. If Mr. Eccleshare is terminated due to his death, his unvested Clear Channel Outdoor stock options will vest and continue to be exercisable for the shorter of one year or the remainder of the original 10-year term and his unvested Clear Channel Outdoor restricted stock units will vest.

Richard J. Bressler

Termination by iHeartMedia for Cause, by Mr. Bressler without Good Cause or Upon Non-Renewal of the Agreement by Mr. Bressler.  Richard J. Bressler’s employment agreement provides for the following payments and benefits upon termination by iHeartMedia for “Cause,” by Mr. Bressler without “Good Cause” or due to the non-renewal of the agreement by Mr. Bressler.

Under the agreement, “Cause” is defined as: (1) conduct by Mr. Bressler constituting a material act of willful misconduct in connection with the performance of his duties; (2) continued, willful and deliberate non-performance by Mr. Bressler of his duties under the agreement (other than by reason of physical or mental illness, incapacity or disability) where such non-performance has continued for more than 15 business days after written notice; (3) Mr. Bressler’s refusal or failure to follow lawful directives consistent with his job responsibilities where such refusal or failure has continued for more than 15 business days after written notice; (4) a criminal conviction of, or plea of nolo contendere by, Mr. Bressler for a felony or material violation of any securities law including, without limitation, a conviction of fraud, theft or embezzlement or a crime involving moral turpitude; (5) a material breach of the agreement by Mr. Bressler; or (6) a material violation by Mr. Bressler of iHeartMedia’s employment policies regarding harassment. In the case of (1), (3), (5) or (6), those acts will not constitute Cause unless Mr. Bressler has been given written notice specifying the conduct qualifying for Cause and Mr. Bressler fails to cure within 15 business days after receipt of the notice.

The term “Good Cause” includes, subject to certain exceptions: (1) a repeated willful failure by iHeartMedia to comply with a material term of the agreement after written notice by Mr. Bressler specifying the alleged failure; (2) a substantial and adverse change in Mr. Bressler’s position, material duties, responsibilities or authority; or (3) a material reduction in Mr. Bressler’s base salary, performance bonus opportunity or additional bonus opportunity. The removal of Mr. Bressler from the position of Chief Financial Officer of Clear Channel Outdoor will not constitute Good Cause. To terminate for Good Cause, Mr. Bressler must provide iHeartMedia with 30 days notice, after which iHeartMedia has 30 days to cure.

If iHeartMedia terminates Mr. Bressler’s employment for Cause, iHeartMedia will pay Mr. Bressler a lump sum cash payment equal to Mr. Bressler’s Accrued Amounts. If Mr. Bressler terminates his employment without Good Cause or elects not to renew his employment agreement, iHeartMedia will pay Mr. Bressler a lump sum cash payment equal to his Accrued Amounts and any Earned Prior Year Annual and Additional Bonus.

Termination by iHeartMedia without Cause, by Mr. Bressler for Good Cause, Upon Non-Renewal of the Agreement by iHeartMedia or Upon Change in Control.  If iHeartMedia terminates Mr. Bressler’s employment without Cause, if Mr. Bressler terminates his employment for Good Cause or if Mr. Bressler’s employment is terminated following iHeartMedia’s notice of non-renewal after the initial term of the employment agreement, iHeartMedia will pay to Mr. Bressler a lump sum amount equal to: (1) Mr. Bressler’s Accrued Amounts; and (2) any Earned Prior Year Annual and Additional Bonus. In addition, provided he signs and returns a release of claims in the time period required, iHeartMedia will: (1) pay to Mr. Bressler, in periodic ratable installment payments twice per month over a period of 18 months following the date of termination, an aggregate amount equal to 1.5 times the sum of Mr. Bressler’s base salary and target annual bonus; (2) reimburse Mr. Bressler for all COBRA premium payments paid by Mr. Bressler for continuation of healthcare coverage during the 18-month period following the date of Mr. Bressler’s termination; (3) pay to Mr. Bressler a Prorated Annual Bonus; and (4) pay to Mr. Bressler a prorated bonus under his additional bonus opportunity, based on actual results for such year (the “Prorated Additional Bonus”).

Termination due to Death or Disability.  If Mr. Bressler is unable to perform his duties under the agreement on a full-time basis for more than 180 days in any 12 month period, iHeartMedia may terminate his employment. If Mr. Bressler’s employment is terminated due to death or disability, iHeartMedia will pay to Mr. Bressler or to his designee or estate: (1) a lump sum equal to Mr. Bressler’s Accrued Amounts; (2) any Earned Prior Year Annual and Additional Bonus; (3) Mr. Bressler’s Prorated Annual Bonus; and (4) Mr. Bressler’s Prorated Additional Bonus. If a release of claims is signed and returned in the time period required, iHeartMedia will reimburse Mr. Bressler or his estate for all COBRA premium payments paid by Mr. Bressler or his estate for continuation of healthcare coverage during the 18-month period following Mr. Bressler’s date of termination.

Gross-Up Provisions.  Mr. Bressler’s employment agreement contains a 280G “gross-up” provision that applies in certain circumstances in which any Company Payments received by Mr. Bressler are deemed to be “excess parachute payments” subject to excise taxes under Section 4999 of the Code. If, at the time any excise tax is imposed, the Cleansing Vote Rules are applicable and Mr. Bressler declines to submit the excess parachute payments for approval by iHeartMedia’s stockholders, iHeartMedia will pay to Mr. Bressler an amount equal to the excise tax imposed by Section 4999 of the Code. If, at the time any excise tax is imposed, the Cleansing Vote Rules are not applicable, Mr. Bressler will be entitled to a gross-up payment equal to (1) the excise tax and (2) any U.S. Federal, state and local income or payroll tax imposed on the gross-up payment (excluding any U.S. Federal, state and local income or payroll taxes otherwise imposed on the Company Payments); provided that if the Company Payments are found to be equal to or less than 110% of the “safe harbor” amount referenced in Mr. Bressler’s employment agreement, the Company Payments will be reduced to equal the safe harbor amount, such that no excise tax will be imposed by Section 4999 of the Code.

Impact of Termination on Equity Awards.  In connection with Mr. Bressler’s employment agreement, he was granted an award of 271,739 restricted shares of Clear Channel Outdoor Class A common stock on July 29, 2013. In the event of Mr. Bressler’s termination of employment or service for any reason, then, except as otherwise provided in the award agreement, all unvested shares of the restricted stock will be immediately forfeited. In the event that Mr. Bressler’s employment with iHeartMedia, Clear Channel Outdoor and its subsidiaries is terminated by iHeartMedia or Clear Channel Outdoor for a reason other than Cause or by Mr. Bressler for Good Cause, 50% of any shares of the restricted stock that would otherwise vest within 12 months after such termination will remain outstanding and vest on the date such shares would otherwise have vested, except that if such termination occurs during the 90-day period prior to or the 12-month period following a Change in Control (as defined in the award agreement), 100% of any unvested restricted stock will vest upon the consummation of such Change in Control (or on the termination date in the case of a termination following a Change in Control). If Mr. Bressler ceases to be employed by Clear Channel Outdoor and its subsidiaries by reason of termination by Clear Channel Outdoor with or without Cause or at the written request of iHeartMedia but continues to be employed by iHeartMedia, all unvested shares of the restricted stock outstanding as of such termination will be converted into a number of shares of restricted stock of iHeartMedia having an aggregate Fair Market Value (as defined in the iHeartMedia 2008 Executive Incentive Plan) equal to the aggregate Fair Market Value of such unvested shares, in each case, as of the date of such termination, with such iHeartMedia restricted stock vesting on the terms and conditions as are set forth in the Clear Channel Outdoor award agreement (substituting iHeartMedia for Clear Channel Outdoor).

Suzanne M. Grimes

Suzanne M. Grimes served as our President & Chief Operating Officer—United States and Canada until the termination of her employment on August 13, 2014.

In connection with the termination of her employment on August 13, 2014, CCOI and Ms. Grimes finalized and entered into a Severance Agreement and General Release (the “Agreement”) on August 28, 2014 pursuant to which CCOI agreed to pay Ms. Grimes: (a) a prorated annual bonus with respect to the days she was employed during 2014, based on actual performance, in accordance with Ms. Grimes’ previous Employment Agreement, entered into on December 7, 2012 (the “Employment Agreement”); (b) equity-based compensation in accordance with her Employment Agreement and (c) as provided in the Employment Agreement and in exchange for the Agreement and Ms. Grimes’ release of claims and provided that Ms. Grimes does not revoke the Agreement, a $2,550,000 severance payment paid over 18 months. However, if Ms. Grimes violates the non-compete provision of the Employment Agreement (and does not cure within 10 days of receiving notice) during the 18-month period above, the severance payments referred to in (c) above shall cease.

Jonathan D. Bevan

Mr. Bevan served as our President, Europe and Australia/New Zealand and Managing Director, Global Strategy & Development of CCI until the termination of his employment on September 30, 2014.

In connection with Mr. Bevan’s separation, on July 14, 2014, CCI and Mr. Bevan entered into a Settlement Agreement (the “Settlement Agreement”). Pursuant to the Settlement Agreement, CCI agreed to pay the following amounts to Mr. Bevan as provided in his Contract of Employment dated October 30, 2009: (1) £320,000, representing his annual base salary during the notice period; (2) £26,666, representing his car allowance during the notice period; (3) a prorated bonus of £110,133 with respect to financial and personal performance during 2014; and (4) £27,333, representing his accrued holiday compensation through the termination of his employment. In addition, pursuant to the Settlement Agreement, CCI agreed to pay to Mr. Bevan a settlement payment of £178,866 and Mr. Bevan is entitled to receive continued healthcare and life coverage for himself and his dependents until October 30, 2015, £8,000 in outplacement services, £6,000 in executive coaching services and £30,510 as compensation for the loss of pension benefits during the notice period. CCI also will pay up to £12,500 for Mr. Bevan’s legal fees incurred in connection with the termination of Mr. Bevan’s employment. Pursuant to the Settlement Agreement, Mr. Bevan is obligated to comply with non-compete and non-solicitation provisions, each with a nine-month term, and a confidentiality provision with a perpetual term.

Steven J. Macri

Termination by iHeartMedia for Cause or by Mr. Macri without Good Cause.  Mr. Macri’s employment agreement provides for the following payments and benefits upon termination by iHeartMedia for “Cause” or by Mr. Macri without “Good Cause.”

Under the agreement, “Cause” is defined as Mr. Macri’s: (1) willful misconduct; (2) non-performance of his duties (other than due to disability); (3) failure to follow lawful directives; (4) felony conviction, a plea of nolo contendere, or other conduct that has or would result in material injury to iHeartMedia’s reputation; (5) a material breach of his employment agreement; or (6) a material violation of iHeartMedia’s employment and management policies. In the case of (2), (3), (5), or (6) unless the action by its nature is not curable or is a recurrence of a previously cured act with respect to which Mr. Macri has previously been provided notice, those acts will not constitute Cause unless Mr. Macri is provided with 10 days to cure after written notice.

The term “Good Cause” includes, subject to certain exceptions: (1) iHeartMedia’s material breach of the agreement after written notice from Mr. Macri specifying the alleged failure; (2) a substantial and unusual increase in responsibilities and authority without an offer of additional reasonable compensation; (3) a substantial and unusual reduction in responsibilities or authority; (4) if Mr. Macri’s responsibilities and authority in a finance-related capacity have not been expanded within the first 12 months of his employment; or (5) a change in the place of Mr. Macri’s performance of more than 50 miles. To terminate for Good Cause, Mr. Macri must provide iHeartMedia with 30 days written notice, after which iHeartMedia has 30 days to cure.

If Mr. Macri is terminated with Cause or he resigns without Good Cause, he will receive a lump-sum cash payment equal to his Accrued Amounts.

Termination by iHeartMedia without Cause or by Mr. Macri for Good Cause.  If Mr. Macri is terminated by iHeartMedia without Cause or if Mr. Macri resigns for Good Cause: (1) he will receive a lump-sum cash payment equal to his Accrued Amounts; and (2) provided he signs and returns a release of claims in the time period required, he will receive (a) in periodic payments in accordance with ordinary payroll practices and deductions, his base salary on the date of termination for 12 months plus his target bonus for the year of termination and (b) a Prorated Annual Bonus.

Termination due to Disability.  If Mr. Macri is unable to perform the essential functions of his full-time position for more than 180 days in any 12 month period, iHeartMedia may terminate his employment. If Mr. Macri’s employment is terminated, he will receive: (1) a lump-sum cash payment equal to his Accrued Amounts and (2) the Prorated Annual Bonus.

Termination due to Death.  If Mr. Macri’s employment is terminated by his death, iHeartMedia will pay in a lump sum to his designee or, if no designee, to his estate: (1) his Accrued Amounts and (2) the Prorated Annual Bonus.

Scott D. Hamilton

Termination by iHMMS for Cause.  Mr. Hamilton’s employment agreement provides for the following payments and benefits upon termination by iHMMS for “Cause.”

Under the agreement, “Cause” is defined as Mr. Hamilton’s: (1) willful misconduct; (2) non-performance of his duties (other than due to disability); (3) failure to follow lawful directives; (4) felony conviction, a plea of nolo contendere, or other conduct that has or would result in material injury to the reputation of iHMMS or its affiliates; (5) a material breach of his employment agreement; or (6) a significant violation of the employment and management policies of iHMMS or its affiliates. In the case of (2), (3), (5), or (6) unless the action by its nature is not curable or is a recurrence of a previously cured act with respect to which Mr. Hamilton has previously been provided notice, those acts will not constitute Cause unless Mr. Hamilton is provided with 10 days to cure after written notice.

If Mr. Hamilton is terminated with Cause he will receive a lump-sum cash payment equal to his Accrued Amounts.

Termination by iHMMS without Cause.  If Mr. Hamilton is terminated by iHMMS without Cause: (1) he will receive a lump-sum cash payment equal to his Accrued Amounts; and (2) provided he signs and returns a release of claims in the time period required, he will receive (a) in periodic payments in accordance with ordinary payroll practices and deductions, his base salary on the date of termination for 12 months and (b) a Prorated Annual Bonus.

Termination due to Disability.  If Mr. Hamilton is unable to perform the essential functions of his full-time position for more than 180 days in any 12 month period, iHMMS may terminate his employment. If Mr. Hamilton’s employment is terminated, he will receive: (1) a lump-sum cash payment equal to his Accrued Amounts and (2) the Prorated Annual Bonus.

Termination due to Death.  If Mr. Hamilton’s employment is terminated by his death, iHMMS will pay in a lump sum to his designee or, if no designee, to his estate: (1) his Accrued Amounts and (2) the Prorated Annual Bonus.

Post-Employment Table

With respect to Suzanne M. Grimes and Jonathan D. Bevan, the following table reflects the actual payments to Ms. Grimes and Mr. Bevan by the Company in connection with Ms. Grimes’ August 13, 2014 termination of service and Mr. Bevan’s September 30, 2014 termination of service. With respect to all other named executive officers, the following table describes the potential payments or benefits upon termination, other post-employment scenarios or change in control for each of those named executive officers. The amounts in the table below show only the value of amounts payable or benefits due to enhancements in connection with each scenario, and do not reflect amounts otherwise payable or benefits otherwise due as a result of employment. In addition, the table does not include amounts payable pursuant to plans that are available generally to all salaried employees. The actual amounts to be paid out can only be determined at the time of such change in control or such executive officer’s termination of service.

Potential Payments Upon Termination or Change in Control(a)

Name	Benefit	Termination with “Cause”	Termination without “Cause” or Resignation for “Good Cause” or “Good Reason”		Termination due to “Disability”		Termination due to Death		Retirement or Resignation without “Good Cause or “Good Reason”		“Change in Control” without Termination(b)	“Change in Control” with Termination
C. William Eccleshare	Cash payment	—	$3,154,937	(c)	$954,937	(d)	$954,937	(d)	513,575	(e)	—	—
	Cash value of benefits(f)	—	8,144		8,144		8,144		—		—	—
	Vesting of equity awards(g)	—	5,362,024		—		5,519,524		—		$5,519,524	—

	TOTAL	—	$8,525,105		$963,081		$6,482,605		$513,575		$5,519,524	—

Richard J. Bressler(h)	Cash Payment	—	$2,538,880	(i)	$753,730	(j)	$753,730	(j)	—		—	$2,538,880	(i)
	Cash value of benefits(f)	—	9,955		9,955		9,955		—		—	9,955
	Vesting of equity awards(g)	—	—		—		—		—		—	3,161,683
	Gross-up payment	—	—		—		—		—		—	2,328,084	(k)

	TOTAL	—	$2,548,835		$763,685		$763,685		—		—	$8,038,602

Steven J. Macri(h)	Cash Payment	—	$104,297	(l)	$25,592		$25,592		—		—	—

	TOTAL	—	$104,297		$25,592		$25,592		—		—	—

Suzanne M. Grimes	Cash payment	—	$2,796,867	(m)	—		—		—		—	—
	Vesting of equity awards	—	375,001		—		—		—		—	—

	TOTAL	—	$3,171,868		—		—		—		—	—

Jonathan D. Bevan(n)	Cash payment	—	$1,187,068		—		—		—		—	—
	Value of benefits(f)	—	2,498		—		—		—		—	—

	TOTAL	—	$1,189,566		—		—		—		—	—

Scott D. Hamilton(h)	Cash payment	—	$202,270		$59,458		$59,458		—		—	—

	TOTAL	—	$202,270		$59,458		$59,458		—		—	—

(a)	Amounts reflected in the table were calculated assuming the triggering event occurred on December 31, 2014 or, in the case of Mr. Bevan, his actual September 30, 2014 termination date, and in the case of Ms. Grimes, her actual August 13, 2014 termination date.

(b)	Amounts reflected in the “Change in Control without Termination” column were calculated assuming that no termination occurred after the change in control. The values of any additional benefits to the named executive officers that would arise only if a termination were to occur after a change in control are disclosed in the footnotes to the “Change in Control with Termination” or other applicable columns.

(c)	Represents (1) the sum of 1.2 times Mr. Eccleshare’s base salary at termination and 1.0 times Mr. Eccleshare’s annual bonus target for the year ended December 31, 2014, (2) a prorated annual bonus for the year ended December 31, 2014, (3) $99,000 previously earned pursuant to an additional bonus opportunity with respect to 2012 performance, and (4) $168,000 previously earned pursuant to an additional bonus opportunity with respect to 2013 performance, pursuant to Mr. Eccleshare’s employment agreement.

(d)	Represents (1) a prorated annual bonus for the year ended December 31, 2014, (2) $99,000 previously earned pursuant to an additional bonus opportunity with respect to 2012 performance, and (3) $168,000 previously earned pursuant to an additional bonus opportunity with respect to 2013 performance, pursuant to Mr. Eccleshare’s employment agreement.

(e)	Represents (1) $99,000 previously earned pursuant to an additional bonus opportunity with respect to 2012 performance, (2) $168,000 previously earned pursuant to an additional bonus opportunity with respect to 2013 performance, pursuant to Mr. Eccleshare’s employment agreement, and (3) base salary during the required 90-day notice period under Mr. Eccleshare’s employment agreement.

(f)	The values associated with the continued provision of health benefits are based on the 2014 premiums for insurance multiplied by the amount of time Messrs. Bressler, Eccleshare and Bevan are entitled to those benefits pursuant to their respective employment agreements.

(g)	Amounts reflect the value of unvested Clear Channel Outdoor equity awards held by the respective named executive officers on December 31, 2014 that are subject to accelerated vesting. This value is based upon the closing price of iHeartCommunications’ Outdoor’s Class A common stock on December 31, 2014 of $10.59, but it excludes stock options with an exercise price exceeding the closing price of Clear Channel Outdoor’s Class A common stock on December 31, 2014. The value of vested equity awards and equity awards that continue to vest and/or remain exercisable following termination (but vesting is not accelerated) are not included in this table.

(h)	Amounts reflected in the table represent Clear Channel Outdoor’s portion of post-employment payments for Messrs. Bressler, Macri and Hamilton. Pursuant to the Corporate Services Agreement, a percentage of payments made to Messrs. Bressler, Macri and Hamilton upon termination or a change in control, other than payments with respect to the vesting of any iHeartMedia equity awards, would be allocated to Clear Channel Outdoor. For 2014, this allocation is based on Clear Channel Outdoor’s 2013 OIBDAN as a percentage of iHeartCommunications’ 2013 OIBDAN. For a further discussion of the Corporate Services Agreement, please refer to “Certain Relationships and Related Party Transactions—iHeartMedia, Inc.—Corporate Services Agreement.”

(i)	Represents the allocated portion of (1) 1.5 times the sum of Mr. Bressler’s base salary at termination and annual bonus target for the year ended December 31, 2014, (2) a prorated annual bonus for the year ended 31, 2014 and (3) a prorated additional bonus for the year ended December 31, 2014 pursuant to December Mr. Bressler’s employment agreement.

(j)	Represents the allocated portion of (1) a prorated annual bonus for the year ended December 31, 2014, and (2) a prorated additional bonus for the year ended December 31, 2014, pursuant to Mr. Bressler’s employment agreement.

(k)	In certain circumstances described under “—Richard J. Bressler” above, Mr. Bressler would be eligible to receive an excise tax gross-up payment from iHeartMedia under the terms of his employment agreement. The gross-up amount shown in the table above reflects the portion allocated to Clear Channel Outdoor under the Corporate Services Agreement based on the largest possible gross-up payment amount that iHeartMedia would owe to Mr. Bressler under Mr. Bressler’s agreements if he were terminated on December 31, 2014.

(l)	Represents the allocated portion of (1) the sum or Mr. Macri’s base salary at termination and annual bonus target for the year ended December 31, 2014, and (2) a prorated annual bonus for the year ended December 31, 2014, pursuant to Mr. Macri’s employment agreement.

(m)	Represents the following amounts pursuant to Ms. Grimes’ severance agreement and general release in connection with her August 13, 2014 termination of employment: (1) 1.5 times the sum of Ms. Grimes’ base salary at termination and annual bonus target for the year ended December 31, 2014, (2) a prorated annual bonus for the year ended December 31, 2014 and (3) the value of electronic equipment retained by Ms. Grimes.

(n)	Represents the following amounts pursuant to Mr. Bevan’s severance agreement in connection with his September 30, 2014 termination of employment: (1) outstanding holiday pay, (2) loss of notice period, (3) loss of employment, (4) general release, (5) loss of car allowance, (6) settlement of 2014 bonus, (7) loss of pension benefits, (8) legal costs, (9) outplacement services, and (10) executive coaching. The amounts presented in this table for Mr. Bevan have been converted from British pounds to U.S. dollars using the exchange rate in effect at December 31, 2014 of £1 = $1.6464.

RELATIONSHIP OF COMPENSATION POLICIES AND PROGRAMS TO RISK MANAGEMENT

In consultation with the Compensation Committee, management conducted an assessment of whether Clear Channel Outdoor’s compensation policies and practices encourage excessive or inappropriate risk taking by our employees, including employees other than our named executive officers. This assessment included discussions with members of the corporate Human Resources, Legal and Finance departments, as well as personnel in the business units, and a review of corporate and operational compensation arrangements. The assessment analyzed the risk characteristics of our business and the design and structure of our incentive plans and policies. Although a significant portion of our executive compensation program is performance-based, the Compensation Committee has focused on aligning Clear Channel Outdoor’s compensation policies with the long-term interests of Clear Channel Outdoor and avoiding rewards or incentive structures that could create unnecessary risks to Clear Channel Outdoor.

Management reported its findings to the Compensation Committee, which agreed with management’s assessment that our plans and policies do not encourage excessive or inappropriate risk taking and determined such policies or practices are not reasonably likely to have a material adverse effect on Clear Channel Outdoor.

DIRECTOR COMPENSATION

The individuals who served as members of our Board during 2014 are set forth in the table below. Olivia Sabine replaced Scott Wells as a member of our Board on March 3, 2015. Only our independent directors are compensated for serving as directors of Clear Channel Outdoor. As a result, only Messrs. Jacobs, Shepherd, Temple and Tremblay were compensated for their service as directors of Clear Channel Outdoor during 2014. The following table contains information about our independent directors’ 2014 compensation.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards(a) ($)	Option Awards(a) ($)	Total ($)
Blair E. Hendrix	—	—	—	—
Douglas L. Jacobs	118,500	62,497	62,508	243,505
Daniel G. Jones	—	—	—	—
Vicente Piedrahita	—	—	—	—
Robert W. Pittman(b)	—	—	—	—
Thomas R. Shepherd	65,000	62,497	62,508	190,005
Christopher M. Temple	107,000	62,497	62,508	232,005
Dale W. Tremblay	103,500	62,497	62,508	228,505
Scott R. Wells	—	—	—	—

(a)	Amounts in the Stock Awards and Option Awards columns reflect the full grant date fair value of stock and options awarded under our 2012 Stock Incentive Plan during 2014, computed in accordance with the requirements of ASC Topic 718, but excluding any impact of estimated forfeiture rates as required by SEC regulations. On August 19, 2014, each of Messrs. Jacobs, Shepherd, Temple and Tremblay received an annual award of 8,890 shares of time-vesting restricted stock and time-vesting stock options to purchase 16,493 shares of our Class A common stock.

For the restricted stock awards, the grant date fair value is based on the closing price of our Class A common stock on the date of grant. The fair value of each stock option awarded in 2014 was estimated, based on several assumptions, on the date of grant using a Black Scholes option valuation model. The fair value and assumptions used for the stock option awards are shown below:

August 19, 2014 Grant
Fair value per share of options granted	$3.79
Fair value assumptions:
Expected volatility	55.07%
Expected life, in years	6.25
Risk-free interest rate	1.98%
Dividend yield	0.00%

For further discussion of the assumptions made in valuation, see also Note 10-Shareholders’ Equity beginning on page C-64 of Appendix C.

As of December 31, 2014, there were stock options awarded to our independent directors in 2012 and prior thereto with respect to an aggregate of 169,272 shares of our Class A common stock outstanding under our 2005 Stock Incentive Plan and there were no unvested shares of restricted stock outstanding under our 2005 Stock Incentive Plan awarded to our independent directors. As of December 31, 2014, there were stock options awarded to our independent directors in 2014 and prior thereto with respect to 113,076 shares of our Class A common stock outstanding under our 2012 Stock Incentive Plan and there were 75,644 unvested shares of restricted stock awarded to our independent directors in 2014 and prior thereto outstanding under our 2012 Stock Incentive Plan.

(b)	Robert W. Pittman serves as an officer of Clear Channel Outdoor, iHeartCommunications and iHeartMedia, as well as a member of our Board and the Boards of Directors of iHeartCommunications and iHeartMedia. Mr. Pittman did not receive any additional compensation for his service on our Board during 2014.

Messrs. Jacobs, Shepherd, Temple and Tremblay all served as our independent directors during 2014. The Board’s compensation structure for our independent directors consists of the following components: (1) an annual cash retainer; (2) an additional cash payment for each Board meeting attended; (3) an additional cash payment for each committee meeting attended; and (4) an additional annual cash retainer for the Committee chairpersons. We also may grant stock options or other stock-based awards to the independent directors, and the independent directors may elect to receive their fees in the form of shares of our common stock. None of the independent directors made this election during 2014. Directors also are reimbursed for their expenses associated with their service as directors of Clear Channel Outdoor.

During 2013, at the request of the Compensation Committee, we conducted an analysis of independent director compensation. After reviewing the analysis, our Board revised the compensation program for our independent directors on December 17, 2013 and granted restricted stock and stock options to our independent directors as described in footnote (a) above. Effective as of December 17, 2013, the compensation program for our independent directors is as set forth below:

Annual cash retainer	$55,000
Additional cash payment per Board meeting attended	$2,000
Additional cash payment per Committee meeting attended	$1,500
Additional annual cash retainer for Committee Chairperson:
• Audit Committee Chair	$20,000
• Compensation Committee Chair	$15,000
• Intercompany Note Committee Chair	$15,000
Annual equity award value (50% stock options and 50% restricted stock)	$125,000

For 2014, the value of the equity awards exceeded the $125,000 value above to reflect the delayed grant date resulting from the analysis of the compensation program during 2014.

In April 2012, Clear Channel Outdoor formed a Special Litigation Committee composed of independent directors Messrs. Jacobs and Temple to review and investigate the plaintiffs’ claims in the derivative litigation referenced above and determine the course of action that served the best interests of Clear Channel Outdoor and its stockholders. The litigation was settled during 2013 and the Special Litigation Committee was formally dissolved on February 20, 2014. The directors who were members of the Special Litigation Committee (Messrs. Jacobs and Temple) also received a monthly payment of $5,000 during January and February 2014. In addition, the Chairperson of the Intercompany Note Committee (Mr. Temple) also received a quarterly payment of $3,750 during 2014 and the members of the Intercompany Note Committee (Messrs. Temple, Jacobs and Tremblay) each received payments of $10,500 for meetings of the Intercompany Note Committee during 2014.

SECTION 16(A) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires Clear Channel Outdoor’s directors, executive officers and beneficial owners of more than 10% of any class of equity securities of Clear Channel Outdoor to file reports of ownership and changes in ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required to furnish Clear Channel Outdoor with copies of all Section 16(a) forms they file.

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us with respect to the fiscal year ended December 31, 2014 and through the date of this proxy statement, and any written representations from reporting persons that no Form 5 is required, we have determined that all such Section 16(a) filing requirements were satisfied.

COMPENSATION COMMITTEE INTERLOCKS

AND INSIDER PARTICIPATION

There were no “interlocks” among any of the directors who served as members of our Compensation Committee and any of our executive officers during 2014 and as of the date of this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

IHEARTMEDIA, INC.

We are an indirect subsidiary of iHeartMedia. As of March 25, 2015, iHeartMedia, through its wholly owned subsidiaries, owned all of our outstanding shares of Class B common stock and 8,553,971 of our outstanding shares of Class A common stock, collectively representing approximately 89.7% of the outstanding shares of our common stock and approximately 99% of the total voting power of our common stock. Each share of our Class B common stock is convertible while owned by iHeartMedia or any of its affiliates (excluding us and our subsidiaries) at the option of the holder thereof into one share of Class A common stock. The agreements between us and iHeartMedia do not prohibit it from selling, spinning off, splitting off or otherwise disposing of any shares of our common stock.

Each of Blair E. Hendrix and Robert W. Pittman, two of our current directors, is a director of iHeartMedia and iHeartCommunications. In addition, Richard J. Bressler, C. William Eccleshare, Scott D. Hamilton, Steven J. Macri, Robert W. Pittman and Robert H. Walls, Jr. serve as executive officers of Clear Channel Outdoor, iHeartMedia and iHeartCommunications. James C. Carlisle, who served as one of our directors until January 24, 2014, also serves as a director of iHeartMedia and iHeartCommunications. Blair E. Hendrix and Olivia Sabine, two of our current directors, are employed as a managing director and an executive vice president, respectively, of Bain Capital. Daniel G. Jones and Vicente Piedrahita, two of our current directors, are employed as a managing director and a vice president, respectively, of THL. Entities controlled by Bain Capital and THL hold all of the shares of iHeartMedia’s Class B common stock and iHeartMedia’s Class C common stock, and these shares represent a majority (whether measured by voting power or economic interest) of the equity of iHeartMedia.

We have entered into a number of agreements with certain subsidiaries of iHeartMedia setting forth various matters governing our relationship with iHeartMedia and iHeartCommunications, referred to collectively in this section as “iHeartMedia.” These agreements provide for, among other things, the allocation of employee benefit, tax and other liabilities and obligations attributable to our operations.

Set forth below are descriptions of certain agreements, relationships and transactions we have with iHeartMedia.

Master Agreement

We have entered into a master agreement (the “Master Agreement”) with iHeartMedia. Among other things, the Master Agreement sets forth agreements governing our relationship with iHeartMedia.

Auditors and Audits; Annual Financial Statements and Accounting.  We have agreed that, for so long as iHeartMedia is required to consolidate our results of operations and financial position or account for its investment in our Company under the equity method of accounting, we will maintain a fiscal year-end and accounting periods the same as iHeartMedia, conform our financial presentation with that of iHeartMedia, we will not change our independent auditors without iHeartMedia’s prior written consent (which will not be unreasonably withheld), and we will use commercially reasonable efforts to enable our independent auditors to complete their audit of our financial statements in a timely manner so as to permit timely filing of iHeartMedia’s financial statements. We have also agreed to provide to iHeartMedia all information required for iHeartMedia to meet its schedule for the filing and distribution of its financial statements and to make available to iHeartMedia and its independent auditors all documents necessary for the annual audit of our Company as well as access to the responsible personnel so that iHeartMedia and its independent auditors may conduct their audits relating to our financial statements. We provide iHeartMedia with financial reports, financial statements, budgets, projections, press releases and other financial data and information with respect to our business, properties and financial positions. We have also agreed to adhere to certain specified disclosure controls and procedures and iHeartMedia accounting policies and to notify and consult with iHeartMedia regarding any changes to our accounting principles and estimates used in the preparation of our financial statements, and any deficiencies in, or violations of law in connection with, our internal control over financial reporting and certain fraudulent conduct and other violations of law.

Exchange of Other Information.  The Master Agreement also provides for other arrangements with respect to the mutual sharing of information between iHeartMedia and us in order to comply with reporting, filing, audit or tax requirements, for use in judicial proceedings and in order to comply with our respective obligations after the separation. We have also agreed to provide mutual access to historical records relating to the other’s businesses that may be in our possession.

Indemnification.  We have agreed to indemnify, hold harmless and defend iHeartMedia, each of its affiliates (excluding us and our subsidiaries) and each of their respective directors, officers and employees, on an after-tax basis, from and against all liabilities relating to, arising out of or resulting from:

•	the failure by us or any of our affiliates or any other person or entity to pay, perform or otherwise promptly discharge any liabilities or contractual obligations associated with our businesses, whether arising before or after the separation;
•	the operations, liabilities and contractual obligations of our business;
•	any guarantee, indemnification obligation, surety bond or other credit support arrangement by iHeartMedia or any of its affiliates for our benefit;

•	any breach by us or any of our affiliates of the Master Agreement or our other agreements with iHeartMedia or our amended and restated certificate of incorporation or bylaws; and
•	any untrue statement of, or omission to state, a material fact in iHeartCommunications’ public filings to the extent the statement or omission was as a result of information that we furnished to iHeartMedia or that iHeartMedia incorporated by reference from our public filings, if the statement or omission was made or occurred after November 16, 2005.

iHeartMedia has agreed to indemnify, hold harmless and defend us, each of our subsidiaries and each of our and our subsidiaries’ respective directors, officers and employees, on an after-tax basis, from and against all liabilities relating to, arising out of or resulting from:

•	the failure of iHeartMedia or any of its affiliates or any other person or entity to pay, perform or otherwise promptly discharge any liabilities of iHeartMedia or its affiliates, other than liabilities associated with our businesses;
•	the liabilities of iHeartMedia and its affiliates’ businesses, other than liabilities associated with our businesses;
•	any breach by iHeartMedia or any of its affiliates of the Master Agreement or its other agreements with us; and
•	any untrue statement of, or omission to state, a material fact in our public filings to the extent the statement or omission was as a result of information that iHeartMedia furnished to us or that we incorporated by reference from iHeartCommunications’ public filings, if the statement or omission was made or occurred after November 16, 2005.

The Master Agreement also specifies procedures with respect to claims subject to indemnification and related matters and provides for contribution in the event that indemnification is not available to an indemnified party.

Dispute Resolution Procedures.  We have agreed with iHeartMedia that neither party will commence any court action to resolve any dispute or claim arising out of or relating to the Master Agreement, subject to certain exceptions. Instead, any dispute that is not resolved in the normal course of business will be submitted to senior executives of each business entity involved in the dispute for resolution. If the dispute is not resolved by negotiation within 45 days after submission to the executives, either party may submit the dispute to mediation. If the dispute is not resolved by mediation within 30 days after the selection of a mediator, either party may submit the dispute to binding arbitration before a panel of three arbitrators. The arbitrators will determine the dispute in accordance with Texas law. Most of the other agreements between iHeartMedia and us have similar dispute resolution provisions.

Other Provisions.  The Master Agreement also contains covenants between iHeartMedia and us with respect to other matters, including the following:

•	our agreement (subject to certain limited exceptions) not to repurchase shares of our outstanding Class A common stock or any other securities convertible into or exercisable for our Class A common stock, without first obtaining the prior written consent or affirmative vote of iHeartMedia, for so long as iHeartMedia owns more than 50% of the total voting power of our common stock;
•	confidentiality of our and iHeartCommunications’ information;
•	our right to continue coverage under iHeartCommunications’ insurance policies for so long as iHeartMedia owns more than 50% of our outstanding common stock;
•	restrictions on our ability to take any action or enter into any agreement that would cause iHeartMedia to violate any law, organizational document, agreement or judgment;
•	restrictions on our ability to take any action that limits iHeartCommunications’ ability to freely sell, transfer, pledge or otherwise dispose of our stock;

•	our obligation to comply with iHeartCommunications’ policies applicable to its subsidiaries for so long as iHeartMedia owns more than 50% of the total voting power of our outstanding common stock, except (1) to the extent such policies conflict with our amended and restated certificate of incorporation or bylaws or any of the agreements between iHeartMedia and us, or (2) as otherwise agreed with iHeartMedia or superseded by any policies adopted by our Board; and
•	restrictions on our ability to enter into any agreement that binds or purports to bind iHeartMedia.

Approval Rights of iHeartMedia on Certain of our Activities. Until the first date on which iHeartMedia owns less than 50% of the total voting power of our common stock, the prior affirmative vote or written consent of iHeartMedia is required for the following actions (subject in each case to certain agreed exceptions):

•	a merger involving us or any of our subsidiaries (other than mergers involving our wholly owned subsidiaries or to effect acquisitions permitted under our amended and restated certificate of incorporation and the Master Agreement);
•	acquisitions by us or our subsidiaries of the stock or assets of another business for a price (including assumed debt) in excess of $5 million;
•	dispositions by us or our subsidiaries of assets in a single transaction or a series of related transactions for a price (including assumed debt) in excess of $5 million, other than transactions to which we and one or more wholly owned subsidiaries of ours are the only parties;
•	incurrence or guarantee of debt by us or our subsidiaries in excess of $400 million outstanding at any one time or that could reasonably be expected to result in a negative change in any of our credit ratings, excluding our debt with iHeartMedia, intercompany debt (within our Company and its subsidiaries), and debt determined to constitute operating leverage by a nationally recognized statistical rating organization;
•	issuance by us or our subsidiaries of capital stock or other securities convertible into capital stock;
•	entry into any agreement restricting our ability or the ability of any of our subsidiaries to pay dividends, borrow money, repay indebtedness, make loans or transfer assets, in any such case to our Company or iHeartMedia;
•	dissolution, liquidation or winding up of our company or any of our subsidiaries;
•	adoption of a rights agreement; and
•	alteration, amendment, termination or repeal of, or adoption of any provision inconsistent with, the provisions of our amended and restated certificate of incorporation or our bylaws relating to our authorized capital stock, the rights granted to the holders of the Class B common stock, amendments to our bylaws, stockholder action by written consent, stockholder proposals and meetings, limitation of liability of and indemnification of our officers and directors, the size or classes of our Board, corporate opportunities and conflicts of interest between our Company and iHeartMedia and Section 203 of the Delaware General Corporation Law.

Corporate Services Agreement

We entered into the Corporate Services Agreement to provide us certain administrative and support services and other assistance. Pursuant to the Corporate Services Agreement, so long as iHeartMedia continues to own greater than 50% of the total voting power of our common stock then an affiliate of iHeartMedia (referred to as iHeartMedia for purposes of this description) will provide us with such services and other assistance which we must accept. These include, among other things, the following:

•	treasury, payroll and other financial related services;
•	certain executive officer services;
•	human resources and employee benefits;
•	legal and related services;
•	information systems, network and related services;
•	investment services;

•	corporate services; and
•	procurement and sourcing support.

The charges for the corporate services generally are intended to allow iHeartMedia to fully recover the allocated direct costs of providing the services, plus all out-of-pocket costs and expenses, generally without profit. The allocation of cost is based on various measures depending on the service provided, which measures include relative revenue, employee headcount or number of users of a service.

Under the Corporate Services Agreement, we and iHeartMedia each have the right to purchase goods or services, use intellectual property licensed from third parties and realize other benefits and rights under the other party’s agreements with third-party vendors to the extent allowed by such vendor agreements. The agreement also provides for the lease or sublease of certain facilities used in the operation of our respective businesses and for access to each other’s computing and telecommunications systems to the extent necessary to perform or receive the corporate services.

The Corporate Services Agreement provides that iHeartMedia will make available to us, and we will be obligated to utilize, certain executive officers of iHeartMedia to serve as our executive officers. The Corporate Services Agreement may be terminated by mutual agreement or, after the date iHeartMedia owns shares of our common stock representing less than 50% of the total voting power of our common stock, upon six months written notice by us to iHeartMedia. iHeartMedia charges an allocable portion of the compensation and benefits costs of such persons based on a ratio of our financial performance to the financial performance of iHeartMedia. The compensation and benefits costs allocated to us include such executives’ base salary, bonus and other standard employee benefits, but exclude equity-based compensation. See footnote (i) to the Summary Compensation Table for additional information regarding the allocations. For the year ended December 31, 2014, charges for the corporate and executive services provided to us by iHeartMedia under the Corporate Services Agreement totaled $31.2 million.

Tax Matters Agreement

We and certain of our corporate subsidiaries continue to be included in the affiliated group of corporations that files a consolidated return for U.S. Federal income tax purposes of which iHeartMedia is the common parent corporation and, in certain cases, we or one or more of our subsidiaries may be included in a combined, consolidated or unitary group with iHeartMedia or one or more of its subsidiaries for certain state and local income tax purposes. We and iHeartMedia have entered into a tax matters agreement (the “Tax Matters Agreement”) to allocate the responsibility of iHeartMedia and its subsidiaries, on the one hand, and we and our subsidiaries, on the other, for the payment of taxes resulting from filing tax returns on a combined, consolidated or unitary basis.

With respect to tax returns in which we or any of our subsidiaries are included in a combined, consolidated or unitary group with iHeartMedia or any of its subsidiaries for Federal, state or local tax purposes, we make payments to iHeartMedia pursuant to the Tax Matters Agreement equal to the amount of taxes that would be paid if we and each of our subsidiaries included in such group filed a separate tax return. We also reimburse iHeartMedia for the amount of any taxes paid by it on our behalf with respect to tax returns that include only us or any of our subsidiaries for Federal, state or local tax purposes, which tax returns are prepared and filed by iHeartMedia. With respect to certain tax items, such as foreign tax credits, alternative minimum tax credits, net operating losses and net capital losses, that are generated by us or our subsidiaries, but are used by iHeartMedia or its subsidiaries when a tax return is filed on a combined, consolidated or unitary basis for Federal, state or local tax purposes, we are reimbursed by iHeartMedia as such tax items are used.

Under the Tax Matters Agreement, iHeartMedia is appointed the sole and exclusive agent for us and our subsidiaries in any and all matters relating to Federal, state and local income taxes, and has sole and exclusive responsibility for the preparation and filing of all tax returns (or amended returns) related to such taxes and has the power, in its sole discretion, to contest or compromise any asserted tax adjustment or deficiency and to file, litigate or compromise any claim for refund on behalf of us or any of our subsidiaries with respect to such taxes. Additionally, iHeartMedia determines the amount of our liability to (or entitlement to payment from) iHeartMedia under the Tax Matters Agreement. This arrangement may result in conflicts of interest between iHeartMedia and us. For example, under the Tax Matters Agreement, iHeartMedia will be able to choose to contest, compromise or settle any adjustment or deficiency proposed by the relevant taxing authority in a manner that may be beneficial to iHeartMedia and detrimental to us.

For U.S. Federal income tax purposes, each member of an affiliated group of corporations that files a consolidated return is jointly and severally liable for the U.S. Federal income tax liability of the entire group. Similar principles may apply with respect to members of a group that file a tax return on a combined, consolidated or unitary group basis for state and local tax purposes. Accordingly, although the Tax Matters Agreement will allocate tax liabilities between iHeartMedia and us during the period in which we or any of our subsidiaries are included in the consolidated group of iHeartMedia or any of its subsidiaries, we and our subsidiaries included in such consolidated group could be liable for the tax liability of the entire consolidated group in the event any such tax liability is incurred and not discharged by iHeartMedia. The Tax Matters Agreement provides, however, that iHeartMedia will indemnify us and our subsidiaries to the extent that, as a result of us or any of our subsidiaries being a member of a consolidated group, we or our subsidiaries becomes liable for the tax liability of the entire consolidated group (other than the portion of such liability for which we and our subsidiaries are liable under the Tax Matters Agreement).

Under Section 482 of the Code, the Internal Revenue Service has the authority in certain instances to redistribute, reapportion or reallocate gross income, deductions, credits or allowances between iHeartMedia and us. Other taxing authorities may have similar authority under comparable provisions of foreign, state and local law. The Tax Matters Agreement provides that we or iHeartMedia will indemnify the other to the extent that, as a result of the Internal Revenue Service exercising its authority (or any other taxing authority exercising a similar authority), the tax liability of one group is reduced while the tax liability of the other group is increased.

If iHeartMedia spins off our Class B common stock to its stockholders in a distribution that is intended to be tax-free under Section 355 of the Code, we have agreed in the Tax Matters Agreement to indemnify iHeartMedia and its affiliates against any and all tax-related liabilities if such a spin-off fails to qualify as a tax-free distribution (including as a result of Section 355(e) of the Code) due to actions, events or transactions relating to our stock, assets or business, or a breach of the relevant representations or covenants made by us in the Tax Matters Agreement. If neither we nor iHeartMedia is responsible under the Tax Matters Agreement for any such spin-off not being tax-free under Section 355 of the Code, we and iHeartMedia have agreed that we will each be responsible for 50% of the tax-related liabilities arising from the failure of such a spin-off to so qualify.

At December 31, 2014, the amount payable to iHeartMedia under the Tax Matters Agreement was $25,939.

Employee Matters Agreement

We have entered into an employee matters agreement (the “Employee Matters Agreement”) with iHeartMedia covering certain compensation and employee benefit issues. In general, with certain exceptions, our employees participate in the iHeartMedia employee plans and arrangements along with the employees of other iHeartMedia subsidiaries. Our payroll is also administered by iHeartMedia.

We and iHeartMedia reserve the right to withdraw from or terminate our participation, as the case may be, in any of the iHeartMedia employee plans and arrangements at any time and for any reason, subject to at least 90 days notice. Unless sooner terminated, it is likely that our participation in iHeartMedia employee plans and arrangements will end if and at such time as we are no longer a subsidiary of iHeartMedia which, for this purpose, means iHeartMedia owns less than 80% of the total combined voting power of all classes of our capital stock entitled to vote. We will, however, continue to bear the cost of and retain responsibility for all employment-related liabilities and obligations associated with our employees (and their covered dependents and beneficiaries), regardless of when incurred.

Trademarks

We have entered into a trademark license agreement (the “Trademark License Agreement”) with a subsidiary of iHeartMedia that entitles us to use (1) on a nonexclusive basis, the “iHeartMedia” trademark and the iHeartMedia “outdoor” trademark logo with respect to day-to-day operations of our business worldwide and on the Internet, and (2) certain other iHeartMedia marks in connection with our business. Our use of the marks is subject to iHeartCommunications’ approval. iHeartMedia may terminate our use of the marks in certain circumstances, including (1) a breach by us of a term or condition of our various agreements with iHeartMedia and (2) at any time after iHeartMedia ceases to own at least 50% of the total voting power of our common stock. In 2014, iHeartMedia did not charge us a royalty fee for our use of the trademarks and other marks. We also do not currently anticipate that we will be charged a royalty fee under the Trademark License Agreement in 2015.

Products and Services Provided between iHeartMedia and Us

We and iHeartMedia engage in transactions in the ordinary course of our respective businesses. These transactions include our providing billboard and other advertising space to iHeartMedia at rates we believe would be charged to a third party in an arms-length transaction.

Our branch managers have historically followed a corporate policy allowing iHeartMedia to use, without charge, domestic displays that they or their staff believe would otherwise be unsold. Our sales personnel receive partial revenue credit for that usage for compensation purposes. This partial revenue credit is not included in our reported revenues. iHeartMedia bears the cost of producing the advertising and we bear the costs of installing and removing this advertising. In 2014, we incurred approximately $161,000 to install and remove this advertising.

Cash Management Notes

We maintain accounts that represent net amounts due to or from iHeartMedia, which is recorded as “Due from/to iHeartCommunications” on our consolidated balance sheets. The accounts represent our revolving promissory note issued by us to iHeartMedia and the revolving promissory note issued by iHeartMedia to us (the “Due from iHeartCommunications Note”), in each case in the face amount of $1.0 billion, or if more or less than such amount, the aggregate unpaid principal amount of all advances. The accounts accrue interest pursuant to the terms of the promissory notes and are generally payable on demand or when they mature on December 15, 2017. Included in the accounts are the net activities resulting from day-to-day cash management services provided by iHeartMedia. Such day-to-day cash management services relate only to our cash activities and balances in the U.S. and exclude any cash activities and balances of our non-U.S. subsidiaries. At December 31, 2014, the asset recorded in “Due from iHeartCommunications” on our condensed consolidated balance sheet was $947.8 million. At December 31, 2014, we had no borrowings under the cash management note to iHeartMedia. The net interest income for the year ended December 31, 2014 was $60.2 million. At December 31, 2014, the fixed interest rate on the “Due from iHeartCommunications” account was 6.5%, which is equal to the fixed interest rate on the senior notes issued by our subsidiary. If the outstanding balance on the Due from iHeartCommunications Note exceeds $1.0 billion and under certain other circumstances tied to iHeartMedia’s liquidity, the rate will be variable, but will in no event be less than 6.5% nor greater than 20%.

COMMERCIAL TRANSACTIONS

As described above, we are an indirect subsidiary of iHeartMedia, and entities controlled by Bain Capital and THL hold all of the shares of iHeartMedia’s Class B common stock and iHeartMedia’s Class C common stock, representing a majority (whether measured by voting power or economic interest) of the equity of

iHeartMedia. Two of our directors also serve as directors of iHeartMedia (one of whom is affiliated with Bain Capital) and three of our other directors are affiliated with Bain Capital or THL.

We are a global advertising company providing clients with advertising opportunities through billboards, street furniture displays, transit displays and other out-of-home advertising displays in more than 40 countries across five continents. Bain Capital and THL are private equity firms that have investments in many companies. As a result of our worldwide reach, the nature of our business and the breadth of investments by Bain Capital and THL, it is not unusual for us to engage in ordinary course of business transactions with entities in which one of our directors, executive officers, greater than 5% stockholders or an immediate family member of any of them, may also be a director, executive officer, partner or investor or have some other direct or indirect interest.

During 2014, we provided ordinary course of business advertising services and/or received ordinary course of business services relating to our businesses exceeding $120,000 in value with respect to six companies in which Bain Capital and/or THL directly or indirectly owns a greater than 10% equity interest. These transactions were negotiated on an arms-length basis and, in the aggregate, we were paid approximately $906,717 by these entities and we paid approximately $2.7 million to these entities with respect to these 2014 transactions. In addition, entities in which THL directly or indirectly owns a greater than 10% equity interest provided us (and our parent entities and subsidiaries) with payroll tax processing services and commercial credit card processing services pursuant to arms-length agreements at competitive market rates. The fees paid for these services in the aggregate were approximately $277,250.

POLICY ON REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

We have adopted formal written policies and procedures for the review, approval or ratification of certain related party transactions involving us and one of our executive officers, directors or nominees for director, or owner of more than 5% of any class of our voting securities, and which may be required to be reported under the SEC disclosure rules. Such transactions must be pre-approved by the Audit Committee of our Board (other than the directors involved, if any) or by a majority of disinterested directors, except that no such pre-approval shall be required for an agreement, or series of related agreements, providing solely for ordinary course of business transactions made on standard terms and conditions where the aggregate amount to be paid to us is less than $10 million or the aggregate amount paid by us is less than $250,000. In addition, if our management, in consultation with our Chief Executive Officer or Chief Financial Officer, determines that it is not practicable to wait until the next Audit Committee meeting to approve or ratify a particular transaction, then the Board has delegated authority to the Chairman of the Audit Committee to approve or ratify such transactions. The Chairman of the Audit Committee reports to the Audit Committee any transactions reviewed by him or her pursuant to this delegated authority at the next Audit Committee meeting. The primary consideration with respect to the approval of related party transactions is the overall fairness of the terms of the transaction to us. The related person transactions described above in this proxy statement were ratified or approved by the Audit Committee or Board pursuant to these policies and procedures, to the extent required, with the exception of the transactions described above with respect to iHeartMedia because they occurred prior to the time the policies and procedures were adopted. We generally expect transactions of a similar nature to occur during 2015.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee concerns the Audit Committee’s activities regarding oversight of Clear Channel Outdoor’s financial reporting and auditing process and does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act, except to the extent Clear Channel Outdoor specifically incorporates this Report by reference therein.

The Audit Committee is comprised solely of independent directors and it operates under a written charter adopted by the Board. The charter reflects standards set forth in SEC regulations and NYSE rules. In addition, the composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. The full text of the Audit Committee’s charter can be found on Clear Channel Outdoor’s website at www.clearchanneloutdoor.com.

As set forth in more detail in the charter, the Audit Committee assists the Board in its general oversight of Clear Channel Outdoor’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of Clear Channel Outdoor’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Ernst & Young LLP, the independent registered public accounting firm that serves as Clear Channel Outdoor’s independent auditor, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with United States generally accepted accounting principles, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors the activities and performance of Clear Channel Outdoor’s internal and external auditors, including the audit scope and staffing, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. Subject to the consent of our corporate parent, the Audit Committee has ultimate authority and responsibility to select, evaluate and, when appropriate, replace Clear Channel Outdoor’s independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of Clear Channel Outdoor’s financial, accounting and internal controls. Management and independent auditor presentations to and discussions with the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees Clear Channel Outdoor’s internal compliance programs.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter.

In overseeing the preparation of Clear Channel Outdoor’s financial statements, the Audit Committee met with both management and Clear Channel Outdoor’s independent auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee’s review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

With respect to Clear Channel Outdoor’s independent auditors, the Audit Committee, among other things, discussed with Ernst & Young LLP matters relating to its independence, and received from the independent auditors their letter and the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that Clear Channel Outdoor’s audited financial statements be included in Clear Channel Outdoor’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE
Douglas L. Jacobs, Chairman
Christopher M. Temple
Dale W. Tremblay

AUDITOR FEES

The following fees for services provided by Ernst & Young LLP were incurred by Clear Channel Outdoor with respect to the years ended December 31, 2014 and 2013:

	Years Ended December 31,
(In thousands)	2014	2013
Audit Fees(a)	$4,493	$4,651
Audit-Related Fees(b)	64	21
Tax Fees(c)	1,087	441
All Other Fees(d)	—	82

Total Fees for Services	$5,644	$5,195

(a)	Audit Fees include professional services rendered for the audit of annual financial statements and reviews of quarterly financial statements. This category also includes fees for statutory audits required internationally, services associated with documents filed with the SEC and in connection with securities offerings and private placements, work performed by tax professionals in connection with the audit or quarterly reviews and accounting consultation and research work necessary to comply with financial reporting and accounting standards.

(b)	Audit-Related Fees include assurance and related services not reported under annual Audit Fees that reasonably relate to the performance of the audit or review of our financial statements and are not reported under Audit Fees, including attest and agreed-upon procedures services not required by statute or regulations, information systems reviews, due diligence related to mergers and acquisitions and employee benefit plan audits required internationally.

(c)	Tax Fees include professional services rendered for tax compliance and tax planning advice provided domestically and internationally, except those provided in connection with the audit or quarterly reviews. Of the $1,087,230 in Tax Fees and $440,804 in Tax Fees with respect to 2014 and 2013, respectively, $122,010 and $72,892, respectively, was related to tax compliance services.

(d)	All Other Fees include fees for products and services other than those in the above three categories. This category includes permitted corporate finance services and certain advisory services.

Clear Channel Outdoor’s Audit Committee has considered whether Ernst & Young LLP’s provision of non-audit services to Clear Channel Outdoor is compatible with maintaining Ernst & Young LLP’s independence.

The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed for Clear Channel Outdoor by its independent auditor. The Chairman of the Audit Committee may represent the entire committee for the purposes of pre-approving permissible non-audit services, provided that the decision to pre-approve any service is disclosed to the Audit Committee no later than its next scheduled meeting.

PROPOSAL 4: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed Ernst & Young LLP as the independent registered public accounting firm to audit the consolidated financial statements of Clear Channel Outdoor for the year ending December 31, 2015.

Stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or any other applicable legal requirement. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the appointment of Ernst & Young LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but ultimately may determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee may terminate the appointment of Ernst & Young LLP as the independent registered public accounting firm without stockholder approval whenever the Audit Committee deems termination necessary or appropriate.

Representatives of Ernst & Young LLP are expected to be present at the annual meeting of stockholders, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Board recommends that you vote “For” the ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2015. Properly submitted proxies will be so voted unless stockholders specify otherwise.

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

AND ADVANCE NOTICE PROCEDURES

Stockholders interested in submitting a proposal for inclusion in our proxy materials for the annual meeting of stockholders in 2016 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Secretary of Clear Channel Outdoor no later than December 10, 2015, and must otherwise comply with the SEC’s rules. Proposals should be sent to: Secretary, Clear Channel Outdoor Holdings, Inc., 200 East Basse Road, San Antonio, Texas 78209.

If you intend to present a proposal at the annual meeting of stockholders in 2016, or if you want to nominate one or more directors at the annual meeting of stockholders in 2016, you must comply with the advance notice provisions of Clear Channel Outdoor’s bylaws. If you intend to present a proposal at the annual meeting, or if you want to nominate one or more directors, you must give timely notice thereof in writing to the Secretary at the address set forth above. Our Secretary must receive the notice not less than 90 days and not more than 120 days before the anniversary date of the immediately preceding annual meeting of stockholders. This means that, for our 2016 annual meeting, our Secretary must receive the notice no earlier than January 16, 2016 and no later than February 15, 2016. You may contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

OTHER MATTERS

Neither Clear Channel Outdoor’s management nor the Board knows of any other business to be brought before the annual meeting other than the matters described above. If any other matters properly come before the annual meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

GENERAL

The cost of soliciting proxies will be borne by Clear Channel Outdoor. Following the original mailing of the proxy soliciting material, regular employees of Clear Channel Outdoor may solicit proxies by mail, telephone, facsimile, e-mail and personal interview. Proxy cards and materials will also be distributed to beneficial owners of stock, through brokers, custodians, nominees and other like parties. Clear Channel Outdoor expects to reimburse such parties for their charges and expenses connected therewith.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Clear Channel Outdoor and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if your shares are registered in your name. You can notify us by sending a written request to Clear Channel Outdoor Holdings, Inc., Investor Relations, 200 East Basse Road, San Antonio, Texas 78209 or by calling (210) 832-3700. Upon written or oral request, we will promptly deliver a separate copy of this proxy statement to a beneficial owner at a shared address to which a single copy of the proxy statement was delivered.

An electronic copy of Clear Channel Outdoor’s Annual Report on Form 10-K filed with the SEC on February 19, 2015 is available free of charge at Clear Channel Outdoor’s website at www.clearchanneloutdoor.com. A paper copy of the Form 10-K also is available without charge to stockholders upon written request to: Investor Relations, Clear Channel Outdoor Holdings, Inc., 200 East Basse Road, San Antonio, Texas 78209.

APPENDIX A

Clear Channel Outdoor Holdings, Inc.

2015 EXECUTIVE INCENTIVE PLAN

1. Purpose. The purpose of this 2015 Executive Incentive Plan is to provide an incentive to executive officers and other selected key executives of the Company to contribute to the growth, profitability and increased shareholder value of the Company and to retain such executives.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Board” shall mean the Company’s Board of Directors.

(b) “Company” shall mean Clear Channel Outdoor Holdings, Inc. and any entity that succeeds to all or substantially all of its business.

(c) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions thereto.

(d) “Committee” shall mean a committee composed of at least two members of the Board, which, for purposes of meeting certain requirements of Section 162(m) of Code and any regulations promulgated thereunder (including Treas. Regs. Section 1.162-27(e)(3)) with respect to Section 162(m) Awards, will consist of at least two “outside directors” and otherwise qualify thereunder.

(e) “Effective Date” shall mean the date the Plan is initially approved and adopted by the Company’s Board, provided that the Plan shall terminate if not approved by the Company’s stockholders within twelve months thereafter.

(f) “Eligible Employee” shall mean each executive officer of the Company, including those employed by subsidiaries, and other key executives of the Company and its subsidiaries selected by the Committee.

(g) “GAAP” shall mean U.S. Generally Accepted Accounting Principles.

(h) “Participant” shall mean an Eligible Employee designated by the Committee to participate in the Plan for a designated Performance Period.

(i) “Performance Award” shall mean the right of a Participant to receive cash or other property following the completion of a Performance Period based upon performance in respect of one or more of the Performance Goals during such Performance Period, as specified in Section 5.

(j) “Performance Goals” shall mean one or more goals applicable to a certain Participant as determined by the Committee and communicated to the Participant; provided, that with respect to Performance Awards that are intended to be Section 162(m) Awards, such goals shall be selected by the Committee in its sole discretion from one of the performance goals set forth on Exhibit A hereto.

(k) “Performance Period” shall mean the calendar year, or such other shorter or longer period designated by the Committee, during which performance will be measured in order to determine a Participant’s entitlement to receive payment of a Performance Award.

(l) “Plan” shall mean this Clear Channel Outdoor Holdings, Inc. 2015 Executive Incentive Plan, as amended from time to time.

(m) “Section 162(m)” shall mean Section 162(m) of the Code (or any successor section) and the Treasury regulations and other official guidance promulgated thereunder.

(n) “Section 162(m) Award” shall mean any Award under the Plan that is intended to qualify for the “performance-based compensation” exception under Section 162(m).

(o) “Section 409A” shall mean Section 409A of the Code and the Treasury regulations and other official guidance promulgated thereunder.

3. Administration.

(a) Authority. The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, in its sole discretion, from time to time to: (i) select Participants; (ii) grant Performance Awards under the Plan; (iii) determine the type, terms and conditions of, and all other matters relating to, Performance Awards; (iv) prescribe Performance Award agreements (which need not be identical); (v) establish, modify or rescind such rules and regulations as it deems necessary for the proper administration of the Plan; and (vi) make such determinations and interpretations and to take such steps in connection with the Plan or the Performance Awards granted thereunder as it deems necessary or advisable. All such actions by the Committee under the Plan or with respect to the Performance Awards granted thereunder shall be final and binding on all persons. Members of the Committee and any officer or employee of the Company acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

(b) Manner of Exercise of Committee Authority. The Committee may delegate its responsibility with respect to the administration of the Plan to one or more officers of the Company, to one or more members of the Committee or to one or more members of the Board; provided, however, that the Committee may not delegate its responsibility (i) to make Performance Awards to executive officers of the Company and to certify the satisfaction of Performance Goals pursuant to Section 5(f). The Committee may also appoint agents to assist in the day-to-day administration of the Plan and may delegate the authority to execute documents under the Plan to one or more members of the Committee or to one or more officers of the Company.

(c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company, the Company’s independent certified public accountants, consultants or any other agent assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Types of Awards. Subject to the provisions of the Plan, the Committee has the discretion to grant to Participants Performance Awards described in Section 5 in respect of any Performance Period.

5. Performance Awards.

(a) Form of Award. The Committee is authorized to grant Performance Awards pursuant to this Section 5. A Performance Award shall represent the conditional right of the Participant to receive cash or other property based upon achievement of one or more pre-established Performance Goals during a Performance Period, subject to the terms of this Section 5 and the other applicable terms of the Plan. Performance Awards shall be subject to such conditions, including deferral of settlement, risks of forfeiture, restrictions on transferability and other terms and conditions as shall be specified by the Committee.

(b) Performance Goals. The Committee shall establish the Performance Goals for each Performance Award, consisting of one or more business criteria permitted as Performance Goals hereunder and one or more levels of performance with respect to each such criteria. In addition, the Committee shall establish the amount or amounts payable or other rights that the Participant will be entitled to as a Performance Award upon achievement of such levels of performance. Section 162(m) Awards must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under such Section 162(m) Award, and must preclude discretion to increase the amount of compensation payable under the terms thereunder (but may allow the Committee discretion to decrease the amount of compensation payable). With respect to Section 162(m) Awards and, unless otherwise determined by the Committee with respect to Performance Awards that are not Section 162(m) Awards, Performance Goals will be established by no later than the earlier of the date that is ninety (90) days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent (25%) of the Performance Period has elapsed, in any case, at a time when the outcome of the Performance Goals is substantially uncertain.

(c) Measurement of Achievement. The measurements used in Performance Goals set under the Plan shall be determined in accordance with generally accepted accounting principles, except, to the extent that any objective Performance Goals are used, if any measurements require deviation from generally accepted accounting principles, such deviation shall be at the discretion of the Committee at the time the Performance Goals are set or at such later time to the extent permitted under Section 162(m).

(d) Additional Provisions Applicable to Performance Awards. More than one Performance Goal may be incorporated in any Performance Award, in which case achievement with respect to each Performance Goal may be assessed individually or in combination with each other. The Committee may, in connection with the establishment of Performance Goals for a Performance Period, establish a matrix setting forth the relationship between performance on two or more Performance Goals and the amount of the Performance Award payable for that Performance Period. The level or levels of performance specified with respect to a Performance Goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Committee may determine. Performance Goals may differ for Performance Awards granted to any one Participant or to different Participants.

(e) Duration of the Performance Period. The Committee shall establish the duration of each Performance Period at the time that it sets the Performance Goals applicable to that Performance Period. The Committee shall be authorized to permit overlapping or consecutive Performance Periods.

(f) Certification. Following the completion of each Performance Period, the Committee shall determine and certify in writing whether the Performance Goal and other material terms for paying amounts in respect of each Performance Award related to that Performance Period have been achieved or met, and the percentage of the Participant’s individual target Performance Award that has been vested and earned. Following the Committee’s determination and certification in accordance with the foregoing, the Performance Award shall become vested and payable in accordance with the terms and conditions of the Plan; provided, that the Committee shall have discretion to pay and/or settle a Performance Award that is not a Section 162(m) Award without reference to the requirements of this Section 5(f).

(g) Adjustment. The Committee is authorized at any time during or after a Performance Period to reduce or eliminate the Performance Award of any Participant for any reason, including, without limitation, changes in the position or duties of any Participant with the Company during or after a Performance Period, whether due to any termination of employment (including death, disability, retirement, voluntary termination or termination with or without cause) or otherwise. In addition, to the extent necessary to preserve the intended economic effects of the Plan to the Company and the Participants, the Committee shall adjust Performance Goals, the Performance Awards or both to take into account: (i) a change in corporate capitalization, (ii) a corporate transaction, such as any merger of the Company or any subsidiary into another corporation, any consolidation of the Company or any subsidiary into another corporation, any separation of the Company or any subsidiary (including a spin-off or the distribution of stock or property of the Company or any subsidiary), any reorganization of the Company or any subsidiary or a large, special and non-recurring dividend paid or distributed by the Company (whether or not such reorganization comes within the definition of Section 368 of the Code), (iii) any partial or complete liquidation of the Company or any subsidiary or (iv) a change in accounting or other relevant rules or regulations (any adjustment pursuant to this Clause (iv) shall be subject to the timing requirements of the last sentence of Section 2(j) of the Plan); provided, that with respect to any Section 162(m) Award, such adjustments shall only be made to the extent permissible under Section 162(m).

(h) Timing of Payment. Except as provided below, any cash amounts payable in respect of Performance Awards for a Performance Period will generally be paid as soon as practicable following the determination in respect thereof made pursuant to Section 5(f), but in no event later than two and a half months following the completion of the Performance Period; provided that any non-cash amounts or any other non-cash rights that the Participant is entitled to with respect to a Performance Award for a Performance Period will be paid in accordance with the terms of the Performance Award.

(i) Deferral of Payments. Subject to such terms, conditions and administrative guidelines as the Committee shall specify from time to time, a Participant shall have the right to elect to defer receipt of part or all of any payment due with respect to a Performance Award.

(j) Maximum Amount Payable Per Participant Under This Section 5. With respect to Performance Awards to be settled in cash or property, a Participant shall not be granted Performance Awards for all of the Performance Periods commencing in a calendar year that permit the Participant in the aggregate to earn a cash payment or payment in other property, in excess of $15,000,000.

6. General Provisions.

(a) Termination of Employment and Mid-Year Start Dates. In the event a Participant terminates employment for any reason during a Performance Period or prior to the Performance Award payment, he or she (or his or her beneficiary, in the case of death) shall not be entitled to receive any Performance Award for such Performance Period unless otherwise set forth in a written agreement with the Participant or if the Committee, in its sole and absolute discretion, elects to pay a Performance Award to such Participant. Unless otherwise provided by the Committee or as otherwise set forth in a written agreement with the Company, any Performance Award made hereunder to a Participant who commences service after the beginning of the the Participant’s applicable Performance Period shall be prorated to reflect the Participant’s reduced days of service during the Performance Period, as determined by the Committee.

(b) Death of the Participant. Subject to Section 6(a), in the event of the death of a Participant, any payments hereunder due to such Participant shall be paid to his or her beneficiary as designated in writing to the Committee or, failing such designation, to his or her estate. No beneficiary designation shall be effective unless it is in writing and received by the Committee prior to the date of death of the Participant.

(c) Taxes. The Company is authorized to withhold from any Performance Award granted, any payment relating to a Performance Award under the Plan, or any payroll or other payment to a Participant, amounts of withholding and other taxes due in connection with any transaction involving a Performance Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Performance Award. This authority shall include authority for the Company to withhold or receive other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(d) Limitations on Rights Conferred under Plan and Beneficiaries. Neither status as a Participant nor receipt or completion of a deferral election form shall be construed as a commitment that any Performance Award will become payable under the Plan. Nothing contained in the Plan or in any documents related to the Plan or to any Award shall confer upon any Eligible Employee or Participant any right to continue as an Eligible Employee, Participant or in the employ of the Company or constitute any contract or agreement of employment, or interfere in any way with the right of the Company to reduce such person’s compensation, to change the position held by such person or to terminate the employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant. No benefit payable under, or interest in, this Plan shall be transferable by a Participant except by will or the laws of descent and distribution or otherwise be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge.

(e) Changes to the Plan and Awards. Notwithstanding anything herein to the contrary, the Board, or a committee designated by the Board, may, at any time, terminate or, from time to time, amend, modify or suspend the Plan and the terms and provisions of any Performance Award theretofore granted to any Participant which has not been settled (either by payment or deferral). No Performance Award may be granted during any suspension of the Plan or after its termination.

(f) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any amounts payable to a Participant pursuant to a Performance Award, nothing contained in the Plan (or in any documents related thereto), nor the creation or adoption of the Plan, the grant of any Performance Award, or the taking of any other action pursuant to the Plan shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash or other property or make other arrangements, to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify in accordance with applicable law.

(g) Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board (or a committee designated by the Board) shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem necessary.

(h) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Performance Award shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable Federal law.

(i) Section 409A Compliance. The Plan is intended to either comply with, or be exempt from, the requirements of Section 409A. To the extent that the Plan is not exempt from the requirements of Section 409A, the Plan is intended to comply with the requirements of Section 409A and shall be limited, construed and interpreted in accordance with such intent. Accordingly, the Company reserves the right to amend the provisions of the Plan at any time and in any manner without the consent of Participants solely to comply with the requirements of Section 409A and to avoid the imposition of the additional tax, interest or income inclusion under Section 409A on any payment to be made hereunder while preserving, to the maximum extent possible, the intended economic result of the Performance Award of any affected Participant. In no event whatsoever shall the Company be liable for any additional tax, interest, income inclusion or other penalty that may be imposed on a Participant by Section 409A or for damages for failing to comply with Section 409A. Notwithstanding any contrary provision in the Plan, to the extent that the payment of a Performance Award is to be made as a result of a Participant’s “separation from service” (within the meaning of Section 409A) and such Participant is a “specified employee” (as defined under Section 409A) of the Company at the time of such “separation from service,” the payment of the Performance Award shall be delayed for the first six (6) months following such “separation from service” (or, if earlier, the date of such Participant’s death) and shall instead be paid in the manner set forth for the applicable Performance Award upon expiration of such delay period. Each payment under the Plan shall be considered a separate payment for purpose of Section 409A.

(j) Waiver of Jury Trial. By accepting a Performance Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Performance Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting a Performance Award under the Plan, each Participant certifies that no officer, representative or attorney of the Company or any affiliate has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

Exhibit A

PERFORMANCE GOALS

To the extent permitted under Section 162(m) of the Code, performance goals established for purposes of Performance Awards intended to be “performance-based compensation” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following:

•	earnings per share;

•	operating income;

•	operating income before non-cash depreciation of tangible assets and non-cash amortization of intangible assets and non-cash compensation (“OIBDAN”);

•	gross income;

•	net income (before or after taxes);

•	cash flow;

•	capital expenditures;

•	gross profit;

•	gross profit return on investment;

•	gross margin return on investment;

•	gross margin;

•	operating margin;

•	working capital;

•	earnings before interest and taxes;

•	earnings before interest, tax, depreciation and amortization;

•	return on equity;

•	return on assets;

•	return on capital;

•	return on invested capital;

•	net revenues;

•	gross revenues;

•	revenue growth;

•	annual recurring revenues;

•	recurring revenues;

•	service revenues;

•	license revenues;

•	sales or market share;

•	total shareholder return;

•	economic value added;

Exh A-1

Exhibit A (cont’d)

•	specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

•	credit rating;

•	one or more operating ratios;

•	the fair market value of the a share of the Company’s common stock;

•	the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends;

•	sales of particular products or services;

•	customer acquisition or retention;

•	acquisitions and divestitures (in whole or in part);

•	joint ventures and strategic alliances;

•	spin-offs, split-ups and the like; reorganizations;

•	recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; or

•	reduction in operating expenses.

With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:

(a) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Standards Codification 225-20, “Extraordinary and Unusual Items,” and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

(b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(c) a change in tax law or accounting standards required by generally accepted accounting principles.

Performance goals may also be based upon individual participant performance goals, as determined by the Committee, in its sole discretion. In addition, and for the avoidance of doubt, Performance Awards that are not intended to be Section 162(m) Awards may be based on the performance goals set forth herein or on such other performance goals as determined by the Committee in its sole discretion.

In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit, administrative department or product category of the Company) performance under one or more of the measures described above relative to the performance of other companies. With respect to Performance Awards that are intended to qualify as Section 162(m) Awards, to the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

(a) designate additional business criteria on which the performance goals may be based; or

(b) adjust, modify or amend the aforementioned business criteria.

Exh A-2

APPENDIX B

Clear Channel Outdoor Holdings, Inc.

2015 SUPPLEMENTAL INCENTIVE PLAN

SECTION 1. PURPOSE.

This 2015 supplemental incentive plan (the “Plan”) is applicable to select group of senior management of Clear Channel Outdoor Holdings, Inc. (the “Company”) and its subsidiaries who are designated by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) (collectively, the “Participants”).

The Plan is designed to reward additional cash compensation to Participants for their significant contribution toward improved profitability and growth of the Company and its subsidiaries.

SECTION 2. ELIGIBILITY.

Participants shall be eligible to be selected to participate in this Plan. The Committee shall select the Participants who shall participate in this Plan in any year. Participation in the Plan in one year does not guarantee or impact participation or eligibility in the Plan in any other year.

SECTION 3. ADMINISTRATION.

The Plan shall be administered by the Committee. The Committee shall have the authority, subject to the provisions herein, (a) to select Participants to participate in the Plan in any given year; (b) to establish and administer any performance goals and award opportunities applicable to each Participant and certify whether such goals have been attained; (c) to construe and interpret the Plan and any agreement or instrument entered into under the Plan; (d) to establish, amend, and waive rules and regulations for the Plan’s administration; (e) to consider the recommendations of the Company’s Chief Executive Officer (“CEO”) in regard to determinations regarding the forgoing with respect to Participants other than the CEO and (f) to make all other determinations which may be necessary or advisable for the administration of the Plan, in each case, subject to the limitations set forth in SECTION 5 below. Any determination by the Board and/or the Committee pursuant to the Plan shall be final, binding and conclusive on all persons, including all Participants. Notwithstanding anything in the Plan to the contrary, the Committee may impose terms and conditions that are different from the terms and conditions set forth below through an employment agreement, severance agreement or other written agreement with the Participant. Members of the Committee and any officer or employee of the Company acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

SECTION 4. ESTABLISHMENT OF PERFORMANCE GOALS AND AWARD OPPORTUNITIES.

Awards made pursuant to the Plan (“Awards”) shall be subject to the Participant’s attainment of at least one performance goal designated by the Committee (the “Performance Goals”) and communicated to the Participant. Each Participant shall have a target Award opportunity under the Plan as determined by the Committee to be paid in the event the Performance Goals applicable to such Participant are met at the 100% level. Subject to SECTION 5 with respect to Section 162(m) Awards, the achievement of the applicable Performance Goal at less than 100% may result in a pro-rated reduction of the target Award amount, as determined by the Committee. The applicable performance period shall be twelve (12) months (the “Performance Period”) and the achievement and earned Award shall be communicated to each Participant in writing as soon as practicable after the completion of the performance period (such amount, the “Conditionally Earned Award”). Unless otherwise provided in a written agreement with the Participant, the Conditionally Earned Awards will be paid to a Participant within the

90-day period following the third anniversary of the beginning of the applicable Performance Period, subject to such Participant’s continued employment through such payment date, or as otherwise set forth in SECTION 6 below. A Participant shall not be granted Award(s) in excess of $15,000,000 during any calendar year.

SECTION 5. SECTION 162(m) COMPLIANCE.

Notwithstanding any other provision of the Plan to the contrary, the provisions of this SECTION 5 shall apply to the extent that an Award under the Plan is intended to be a Section 162(m) Award. For purposes herein, a “Section 162(m) Award” means any Award under the Plan that is intended to qualify for the “performance-based compensation” exception under Section 162(m) of the Internal Revenue Code (“Section 162(m)”).

For purposes of any Award payable hereunder that is intended to be a Section 162(m) Award, the Committee shall make such determinations with respect to such Award and shall establish the objective performance criteria and the individual target Award (if any) applicable to each Participant or class of Participants in writing within ninety (90) days after the beginning of the applicable Performance Period (or such other time period as is required under Section 162(m)) and while the outcome of the Performance Goals is substantially uncertain. With respect to any Section 162(m) Award, the applicable performance criteria shall be based on one or more of the Performance Goals set forth in Exhibit A hereto.

Subject to the limitations of the Plan, the Committee shall, in its sole discretion, have authority to determine the eligible Participants to whom, and the time or times at which, Section 162(m) Awards shall be made, the vesting and payment provisions applicable to such Awards, and all other terms and conditions of such Awards. As and to the extent required by Section 162(m), the terms of an Award that is a Section 162(m) Award must state, in terms of an objective formula or standard, the method of computing the amount of compensation payable under the Award, and must preclude discretion to increase the amount of compensation payable under the terms of the Award (but may allow the Committee discretion to decrease the amount of compensation payable).

For each Participant who receives a Section 162(m) Award, the Committee may specify a target Award. The individual target Award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of base salary, or an amount determined pursuant to an objective formula or standard. Establishment of an individual target Award for a Participant for a Performance Period shall not imply or require that the same level individual target Award (if any such Award is established by the Committee for the relevant Participant) be set for any subsequent Performance Period. At the time the Performance Goals are established, the Committee shall prescribe a formula to determine the percentages (which may be greater than 100%) of the individual target Award, which may be payable based upon the degree of attainment of the Performance Goals during the Performance Period.

The measurements used in Performance Goals set under the Plan shall be determined in accordance with generally accepted accounting principles, except, to the extent that any objective Performance Goals are used, if any measurements require deviation from generally accepted accounting principles, such deviation shall be at the discretion of the Committee at the time the Performance Goals are set or at such later time to the extent permitted under Section 162(m).

At the expiration of the applicable Performance Period, the Committee shall determine and certify in writing the extent to which the Performance Goals established pursuant to this SECTION 5 have been achieved and the percentage of the Participant’s individual target Award that has been vested and earned. Contingent upon the Committee’s determination and certification in accordance with the foregoing, the Section 162(m) Award shall become vested and payable in accordance with the terms and conditions of the Plan.

SECTION 6. TERMINATION OF EMPLOYMENT.

Unless otherwise set forth in a written agreement with the Participant, other than as set forth in this SECTION 6, payment of an Award under the Plan to any Participant is conditioned upon the continued employment of such Participant with the Company or one of its subsidiaries at the time of payment of the Award, and if the employment of a Participant with the Company or one of its subsidiaries is terminated for any reason at any time prior to the time of payment of an Award, such Participant shall automatically forfeit the Award in full.

If a Participant’s employment with the Company or any of its subsidiaries terminates because of the Participant’s death or “disability” (as defined in the Company’s 2015 Executive Long-Term Incentive Plan (the “LTIP”)) after the completion of the relevant performance period, but prior to the payment date, then the Company shall pay such Participant the full amount of the Conditionally Earned Award, to be paid within 30 days of the termination date.

If a Participant’s employment with the Company or any of its subsidiaries terminates because of the Company or any of its subsidiaries terminates the Participant without “Cause” (as defined in the LTIP) or the Participant resigns for Good Reason (defined below) after the completion of the relevant performance period, but prior to the payment date, then the Committee may provide that the Participant will receive a portion of or the full amount of the Conditionally Earned Award, to be paid within 30 days of the termination date. For purposes herein, “Good Reason” shall mean any of the following (without the Participant’s consent): (i) the Company’s repeated failure to comply with a material term of any material agreement with the Participant; or (ii) a substantial and unusual increase in responsibilities and authority without an offer of additional reasonable compensation as determined by Company in light of compensation for similarly situated employees; or (iii) a substantial and unusual reduction in responsibilities or authority. If Employee elects to terminate Employee’s employment for “Good Reason,” Employee must provide Company written notice within thirty (30) days of the relevant event, after which Company shall have thirty (30) days to cure. If Company has not cured and Employee elects to terminate Employee’s employment, Employee must do so within ten (10) days after the end of the cure period, or such grounds for “Good Reason” shall be deemed waived. For the avoidance of doubt, if the Committee does not provide for the acceleration of payment set forth in the first sentence in this paragraph, the Participant’s Award(s) will receive the treatment (including, if applicable, forfeiture) provided in first paragraph of this SECTION 6.

If a Participant’s employment with the Company or any of its subsidiaries terminates in the twelve (12) months following a Corporate Transaction (defined below) for any reason other than a termination for Cause after the completion of the relevant performance period, but prior to the payment date, then the Company shall pay such Participant the full amount of the Conditionally Earned Award, to be paid within 30 days of the termination date. For purposes herein, “Corporate Transaction” means any of the following: (i) Change of Control (as defined in any award agreement granted hereunder to a Participant); (ii) a consolidation, merger, or similar transaction or series of transactions with or into a person (or group of persons acting in concert) that is not an affiliate of any member of the Investors (as defined in the Stockholders Agreement), or the sale of all or substantially all of the assets of the Company to such a person (or such a group of persons acting in concert); or (iii) a sale of the capital stock of the Company that results in more than 50% of the common stock of the Company (or any resulting company after a merger) being held by a person (or group of persons acting in concert) that does not include any member of the Investors or any of their respective affiliates, provided, that, in each case, to the extent any amount constituting “nonqualified deferred compensation” subject to Section 409A of the Code would become payable under an award by reason of a Corporate Transaction, it shall become payable only if the event or circumstances constituting the Corporate Transaction would also constitute a change in the ownership or effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets, within the meaning of subsection (a)(2)(A)(v) of Section 409A of the Code. For purposes herein, the “Stockholders Agreement” shall mean that certain stockholders agreement, dated as of July 29, 2008, and as amended from time to time, by and among the Company, BT Triple Crown Merger Co., Inc. and other stockholders of the Company who from time to time may become a party thereto.

SECTION 7. AMENDMENT, TERMINATION AND TERM OF PLAN.

The Board may amend, modify or terminate this Plan at any time; provided that any such amendment, modification or termination shall not materially adversely impact outstanding Awards with respect to which the performance cycle has commenced. The Plan will remain in effect until terminated by the Board.

SECTION 8. NO RIGHT TO CONTINUED EMPLOYMENT OR DIRECTORSHIP.

No provision of the Plan, nor the selection of any eligible employee to participate in the Plan, shall constitute an employment agreement or affect the duration of any Participant’s employment or directorship, which shall remain “employment at will” unless an employment agreement between the Company and the Participant provides otherwise. Subject to the terms of any applicable employment agreement, both the Participant and the Company shall remain free to terminate employment at any time to the same extent as if the Plan had not been adopted.

SECTION 9. TAXES.

Any Award made under this Plan shall be subject to applicable withholding taxes.

This Plan is intended to be exempt from or otherwise comply with the applicable requirements of Section 409A of the Internal Revenue Code (“Section 409A”) and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A, it shall be paid in a manner that will comply with Section 409A, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A shall be deemed to be amended to comply with Section 409A and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void.

A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan providing for the payment of any amounts or benefits upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A. Notwithstanding anything to the contrary in this Agreement, if the Participant is deemed on the date of termination to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B), then with regard to any payment or the provision of any benefit that is considered deferred compensation under Section 409A payable on account of a “separation from service,” such payment or benefit shall not be made or provided until the date which is the earlier of (A) the expiration of the six (6)-month period measured from the date of such “separation from service” of the Participant, and (B) the date of the Participant’s death, to the extent required under Section 409A. Upon the expiration of the foregoing delay period, all payments and benefits delayed herein shall be paid or reimbursed to the Participant in a lump sum, and any remaining payments and benefits due under the Plan shall be paid or provided in accordance with the normal payment dates specified for them herein.

The Company or its subsidiaries shall have no liability to any holder or recipient of an Award or any other person if an Award that is intended to be exempt from, or compliant with, Section 409A is not so exempt or compliant or for any action taken by the Committee or the Company that is inconsistent with Section 409A. In the event that any amount or benefit under the plan becomes subject to penalties under Section 409A, responsibility for payment of such penalties shall rest solely with the affected holder or recipient of the Award and not with the Company or its subsidiaries.

SECTION 10. GOVERNING LAW; WAIVER OF JURY TRIAL

The validity, construction, and effect of this Plan, any rules and regulations relating to the Plan, and any Award shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable Federal law.

By accepting an Award under this Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative or attorney of the Company or it subsidiaries or affiliates has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

SECTION 11. EFFECTIVE DATE.

The Plan shall be effective as of the date the Plan is initially approved and adopted by the Company’s Board, provided that the Plan shall terminate if not approved by the Company’s stockholders within twelve months thereafter.

Exhibit A

PERFORMANCE GOALS

To the extent permitted under Section 162(m) of the Code, performance goals established for purposes of Awards intended to be “performance-based compensation” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following:

•	earnings per share;

•	operating income;

•	operating income before non-cash depreciation of tangible assets and non-cash amortization of intangible assets and non-cash compensation (“OIBDAN”);

•	gross income;

•	net income (before or after taxes);

•	cash flow;

•	capital expenditures;

•	gross profit;

•	gross profit return on investment;

•	gross margin return on investment;

•	gross margin;

•	operating margin;

•	working capital;

•	earnings before interest and taxes;

•	earnings before interest, tax, depreciation and amortization;

•	return on equity;

•	return on assets;

•	return on capital;

•	return on invested capital;

•	net revenues;

•	gross revenues;

•	revenue growth;

•	annual recurring revenues;

•	recurring revenues;

•	service revenues;

•	license revenues;

•	sales or market share;

•	total shareholder return;

•	economic value added;

Exh A-1

Exhibit A (cont’d)

•	specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

•	credit rating;

•	one or more operating ratios;

•	the fair market value of the a share of the Company’s common stock;

•	the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends;

•	sales of particular products or services;

•	customer acquisition or retention;

•	acquisitions and divestitures (in whole or in part);

•	joint ventures and strategic alliances;

•	spin-offs, split-ups and the like; reorganizations;

•	recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; or

•	reduction in operating expenses.

With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:

(i)	restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Standards Codification 225-20, “Extraordinary and Unusual Items,” and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

(ii)	an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(iii)	a change in tax law or accounting standards required by generally accepted accounting principles.

Performance goals may also be based upon individual participant performance goals, as determined by the Committee, in its sole discretion. In addition, and for the avoidance of doubt, Awards that are not intended to be Section 162(m) Awards may be based on the performance goals set forth herein or on such other performance goals as determined by the Committee in its sole discretion.

In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit, administrative department or product category of the Company) performance under one or more of the measures described above relative to the performance of other companies. With respect to Awards that are intended to qualify as Section 162(m) Awards, to the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

(i)	designate additional business criteria on which the performance goals may be based; or

(ii)	adjust, modify or amend the aforementioned business criteria.

Exh A-2

APPENDIX C

FINANCIAL STATEMENTS, FOOTNOTES AND OTHER DATA

STOCK PERFORMANCE GRAPH

The following chart provides a comparison of the cumulative total returns, adjusted for any stock splits and dividends, for Clear Channel Outdoor Holdings, Inc., our Outdoor Index and the S&P 500 Composite Index from December 31, 2009 through December 31, 2014.

Indexed Yearly Stock Price Close

(Price Adjusted for Stock Splits and Dividends)

	12/31/09	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14
Clear Channel Outdoor Holdings, Inc.	$1,000	$1,351	$1,208	$685	$976	$1,019
Outdoor Index	$1,000	$1,281	$885	$1,266	$1,681	$1,725
S&P 500 Composite Index	$1,000	$1,128	$1,128	$1,309	$1,658	$1,846

Our Outdoor Index consists of Lamar Advertising Co., Inc., which in November 2014 completed the reorganization of its business operations to qualify as a real estate investment trust (“REIT”).

EXCERPTS FROM THE ANNUAL REPORT ON FORM 10-K

Our Business Segments

We have two reportable business segments, Americas outdoor advertising (“Americas”) and International outdoor advertising (“International”), which represented 42% and 58% of our 2014 revenue, respectively.

We are a leading global outdoor advertising company providing clients with advertising opportunities through billboards, street furniture displays, transit displays and other out-of-home advertising displays. Through our extensive display inventory, we have the ability to deliver innovative, effective marketing campaigns for advertisers and marketing, creative and strategic partners in communities across the Americas and internationally.

We focus on building the leadership position of our diverse global assets and maximizing our financial performance while serving our local communities. We intend to continue to execute upon our long-standing outdoor advertising strategies, while closely managing expenses and focusing on achieving operating efficiencies throughout our businesses. Part of our long-term strategy is to pursue the technology of digital displays, including flat screens, LCDs and LEDs, as additions to traditional methods of displaying our clients’ advertisements. We are currently installing these technologies in certain markets, both domestically and internationally.

For more information about our revenue, gross profit and assets by segment and our revenue and long-lived assets by geographic area, see Note 13 to our Consolidated Financial Statements located in Item 8 of Part II of the Annual Report on Form 10-K.

Americas Sources of Revenue

Americas generated 42%, 44% and 43% of our revenue in 2014, 2013 and 2012, respectively. Americas revenue is derived from the sale of advertising copy placed on our traditional and digital displays. Our display inventory consists primarily of billboards, street furniture displays and transit displays. The margins on our billboard contracts, including those related to digital billboards, tend to be higher than those on contracts for other displays, due to their greater size, impact and location along major roadways that are highly trafficked. Billboards comprise approximately two-thirds of our display revenues. The following table shows the approximate percentage of revenue derived from each category for our Americas inventory:

	Year Ended December 31,
	2014	2013	2012
Billboards:
Bulletins	58%	57%	56%
Posters	13%	13%	13%
Street furniture displays	4%	4%	4%
Transit displays	17%	17%	17%
Other displays (1)	8%	9%	10%

Total	100%	100%	100%

(1)	Includes spectaculars and wallscapes.

Our Americas segment generates revenues from local and national sales. Our advertising rates are based on a number of different factors including location, competition, size of display, illumination, market and gross ratings points. Gross ratings points are the total number of impressions delivered, expressed as a percentage of a market population, of a display or group of displays. The number of impressions delivered by a display is measured by the number of people passing the site during a defined period of time. For all of our billboards in the United States, we use independent, third-party auditing companies to verify the number of impressions delivered by a display. “Reach” is the percent of a target audience exposed to an advertising message at least once during a specified period of time, typically during a period of four weeks. “Frequency” is the average number of exposures an individual has to an advertising message during a specified period of time. Out-of-home frequency is typically measured over a four-week period.

While location, price and availability of displays are important competitive factors, we believe that providing quality customer service and establishing strong client relationships are also critical components of sales. In addition, we have long-standing relationships with a diversified group of advertising brands and agencies that allow us to diversify client accounts and establish continuing revenue streams.

International Sources of Revenue

Our International segment generated 58%, 56% and 57% of our revenue in 2014, 2013 and 2012, respectively. International outdoor advertising revenue is derived from the sale of traditional advertising copy placed on our display inventory and electronic displays which are part of our network of digital displays. Our International display inventory consists primarily of street furniture displays, billboards, transit displays and other out-of-home advertising displays. The following table shows the approximate percentage of revenue derived from each inventory category of our International segment:

	Year Ended December 31,
	2014	2013	2012
Street furniture displays	49%	48%	46%
Billboards	22%	23%	26%
Transit displays	9%	9%	8%
Other (1)	20%	20%	20%

Total	100%	100%	100%

(1)	Includes advertising revenue from mall displays, other small displays, and non-advertising revenue from sales of street furniture equipment, cleaning and maintenance services, operation of Smartbike programs and production revenue.

Our International segment generates revenues worldwide from local, regional and national sales. Similar to our Americas business, advertising rates generally are based on the gross ratings points of a display or group of displays. The number of impressions delivered by a display, in some countries, is weighted to account for such factors as illumination, proximity to other displays and the speed and viewing angle of approaching traffic.

While location, price and availability of displays are important competitive factors, we believe that providing quality customer service and establishing strong client relationships are also critical components of sales. Our entrepreneurial culture allows local management to operate their markets as separate profit centers, encouraging customer cultivation and service.

ITEM 5. MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES

Market Information

Shares of our Class A common stock trade on the New York Stock Exchange (“NYSE”) under the symbol “CCO.” There were 75 stockholders of record as of February 3, 2015. This figure does not include an estimate of the indeterminate number of beneficial holders whose shares may be held of record by brokerage firms and clearing agencies. The following table sets forth, for the calendar quarters indicated, the reported high and low sales prices of our Class A common stock as reported on the NYSE:

	Class A Common Stock Market Price			Class A Common Stock Market Price
	High	Low		High	Low
2014			2013
First Quarter	$10.35	$8.89	First Quarter	$7.88	$6.84
Second Quarter	9.14	7.90	Second Quarter	8.75	7.02
Third Quarter	7.70	6.74	Third Quarter	8.21	7.14
Fourth Quarter	10.59	6.34	Fourth Quarter	10.69	8.20

There is no established public trading market for our Class B common stock. There were 315,000,000 shares of our Class B common stock outstanding on February 3, 2015. iHeartCommunications indirectly holds all of the shares of Class B common stock outstanding and a portion of the shares of Class A common stock outstanding, representing slightly less than 90% of the shares outstanding and approximately 99% of the voting power. The holders of our Class A common stock and Class B common stock have identical rights, except holders of our Class A common stock are entitled to one vote per share while holders of Class B common stock are entitled to 20 votes per share. The shares of Class B common stock are convertible, at the option of the holder at any time or upon any transfer, into shares of Class A common stock on a one-for-one basis, subject to certain limited exceptions.

Dividend Policy

On March 15, 2012, we paid a special dividend in an amount equal to $6.0832 per share to the holders of record of our Class A and Class B common stock at the close of business on March 12, 2012 and, on November 8, 2013, in connection with the settlement of the derivative litigation related to the Due from iHeartCommunications note, we paid a special dividend in an amount equal to $0.5578 per share to the holders of record of our Class A and Class B common stock at the close of business on November 5, 2013. On August 11, 2014 we paid a special dividend in an amount equal to $0.4865 per share to the holders of record of our Class A and Class B common stock at the close of business on August 4, 2014. Other than the special dividends paid by us on March 15, 2012, November 8, 2013, and August 11, 2014 we have never paid dividends on our common stock and our ability to pay dividends on our common stock is subject to restrictions should we seek to do so in the future.

We are a holding company with no independent operations and no significant assets other than the stock of our subsidiaries and the Due from iHeartCommunications note. We, therefore, are dependent on the receipt of dividends or other distributions from our subsidiaries or repayment by iHeartCommunications of amounts outstanding under the Due from iHeartCommunications note to pay dividends. On October 19, 2013, in accordance with the terms of the derivative litigation settlement, we established a committee of our board of directors for the specific purpose of monitoring the Due from iHeartCommunications note. The committee has the non-exclusive authority pursuant to a committee charter to demand repayment under the Due from iHeartCommunications note under certain circumstances related to iHeartCommunications’ liquidity or the amount outstanding under the Due from iHeartCommunications note as long as our board of directors declares a simultaneous dividend equal to the amount so demanded.

In addition, the agreements governing our indebtedness contain restrictions on our ability to pay dividends. If we were to declare and pay cash dividends in the future, holders of our Class A common stock and Class B common stock would share equally, on a per share basis, in any such cash dividend. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Sources of Capital” and Note 5 to the Consolidated Financial Statements in Item 8 of the Annual Report on Form 10-K.

Sales of Unregistered Securities

We did not sell any equity securities during 2014 that were not registered under the Securities Act of 1933.

Purchases of Equity Securities

The following table sets forth the purchases made during the quarter ended December 31, 2014 by or on behalf of us or an affiliated purchaser of shares of our Class A common stock registered pursuant to Section 12 of the Exchange Act:

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
October 1 through October 31	—	$—	—		$(1)
November 1 through November 30	—	—	—		(1)
December 1 through December 31	5,000,000	9.75	5,000,000	34,184,424	(1)

Total	5,000,000	$9.75	5,000,000	$34,184,424	(1)

(1)	On August 9, 2010, iHeartCommunications announced that its board of directors approved a stock purchase program under which iHeartCommunications or its subsidiaries may purchase up to an aggregate of $100 million of our Class A common stock and/or the Class A common stock of iHeartMedia. During 2014, a subsidiary of iHeartCommunications purchased 5,000,000 shares of our Class A common stock for approximately $48.8 million. During 2011, a subsidiary of iHeartCommunications purchased 1,553,971 shares of our Class A common stock for approximately $16.4 million in open market purchases. During 2012, a subsidiary of iHeartCommunications purchased 111,291 shares of the Class A common stock of iHeartMedia for approximately $0.7 million under the stock purchase program. As a result of these purchases of shares of the Class A common stock of iHeartMedia and our Class A common stock, as of December 31, 2014, an aggregate of $34.2 million was available under the stock purchase program to purchase the Class A common stock of iHeartMedia and/or our Class A common stock. The stock purchase program does not have a fixed expiration date and may be modified, suspended or terminated at any time at iHeartCommunications’ discretion. On January 7, 2015 a subsidiary of iHeartCommunications purchased an additional 2,000,000 shares of our Class A common stock at a price of $10.20 per share, or $20.4 million total purchase price.

ITEM 6.	SELECTED FINANCIAL DATA

The following tables set forth our summary historical consolidated financial and other data as of the dates and for the periods indicated. The summary historical financial data are derived from our audited consolidated financial statements. Certain prior period amounts have been reclassified to conform to the 2014 presentation. Historical results are not necessarily indicative of the results to be expected for future periods. Acquisitions and dispositions impact the comparability of the historical consolidated financial data reflected in this schedule of Selected Financial Data.

The summary historical consolidated financial and other data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements and the related notes thereto located within Item 8 of Part II of the Annual Report on Form 10-K.

(In thousands)	For the Years Ended December 31,
	2014	2013	2012	2011	2010
Results of Operations Data:
Revenue	$2,961,259	$2,946,190	$2,946,944	$3,003,874	$2,797,994
Operating expenses:
Direct operating expenses (excludes depreciation and amortization)	1,596,888	1,594,728	1,603,492	1,630,875	1,551,216
Selling, general and administrative expenses (excludes depreciation and amortization)	548,519	543,572	574,662	538,032	491,459
Corporate expenses (excludes depreciation and amortization)	130,894	124,399	115,832	100,971	119,549
Depreciation and amortization	406,243	403,170	399,264	432,035	413,588
Impairment charges (1)	3,530	13,150	37,651	7,614	11,493
Other operating income (expense), net	7,259	22,979	50,943	8,591	(23,753)

Operating income	282,444	290,150	266,986	302,938	186,936
Interest expense, net (including interest income on Due from iHeartCommunications)	293,086	298,573	310,115	196,976	219,993
Loss on marketable securities	—	(18)	(2,578)	(4,827)	(6,490)
Equity in earnings (loss) of nonconsolidated affiliates	3,789	(2,092)	843	6,029	(9,936)
Loss on extinguishment of debt	—	—	(221,071)	—	—
Other income (expense), net	15,185	1,016	(364)	(649)	(5,335)

Income (loss) before income taxes	8,332	(9,517)	(266,299)	106,515	(54,818)
Income tax benefit (expense)	8,787	(14,809)	107,089	(43,296)	(21,599)

Consolidated net income (loss)	17,119	(24,326)	(159,210)	63,219	(76,417)
Less amount attributable to noncontrolling interest	26,709	24,134	23,902	20,273	11,106

Net income (loss) attributable to the Company	$(9,590)	$(48,460)	$(183,112)	$42,946	$(87,523)

Net income (loss) attributable to the Company per common share:
Basic	$(0.03)	$(0.14)	$(0.54)	$0.11	$(0.26)
Weighted average common shares	358,565	357,662	356,915	355,907	355,568

Diluted	$(0.03)	$(0.14)	$(0.54)	$0.11	$(0.26)
Weighted average common shares	358,565	357,662	356,915	356,528	355,568

	As of December 31,
(In thousands)	2014	2013	2012	2011	2010
Balance Sheet Data:
Current assets	$1,079,949	$1,238,428	$1,509,346	$1,453,728	$1,550,493
Property, plant and equipment, net	1,905,651	2,081,098	2,207,744	2,246,710	2,297,724
Total assets	6,362,411	6,759,392	7,105,782	7,088,185	7,076,565
Current liabilities	717,829	773,590	811,405	720,983	765,936
Long-term debt, including current maturities	4,933,929	4,935,376	4,944,795	2,545,909	2,563,809
Shareholders’ equity (deficit)	(140,941)	160,108	446,089	2,740,227	2,708,055

(1)	We recorded non-cash impairment charges of $3.5 million, $13.2 million, $37.7 million, $7.6 million, and $11.5 million during 2014, 2013, 2012, 2011 and 2010, respectively. Our impairment charges are discussed more fully in Item 8 of Part II of the Annual Report on Form 10-K.

ITEM 7.	MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

iHeartCommunications’ Merger

On July 30, 2008, iHeartCommunications completed its merger with a subsidiary of CC Media Holdings, Inc. (“CC Media Holdings”) now iHeartMedia, Inc. (“iHeartMedia”), a company formed by a group of private equity funds sponsored by Bain Capital Partners, LLC and Thomas H. Lee Partners, L.P. iHeartCommunications is now owned indirectly by iHeartMedia.

Format of Presentation

Management’s discussion and analysis of our financial condition and results of operations (“MD&A”) should be read in conjunction with the consolidated financial statements and related footnotes. Our discussion is presented on both a consolidated and segment basis. Our reportable operating segments are Americas outdoor advertising (“Americas”) and International outdoor advertising (“International”). Our Americas and International segments provide outdoor advertising services in their respective geographic regions using various digital and traditional display types.

We manage our operating segments primarily focusing on their operating income, while Corporate expenses, Impairment charges, Other operating income, net, Interest expense, Interest income on Due from iHeartCommunications, Loss on marketable securities, Equity in earnings (loss) of nonconsolidated affiliates, Loss on extinguishment of debt, Gain (loss) on extinguishment of debt, Other income (expense), net and Income tax benefit (expense) are managed on a total company basis and are, therefore, included only in our discussion of consolidated results.

Certain prior period amounts have been reclassified to conform to the 2014 presentation.

Description of Our Business

Our revenue is derived from selling advertising space on the displays we own or operate in key markets worldwide, consisting primarily of billboards, street furniture and transit displays. Part of our long-term strategy is to pursue the technology of digital displays, including flat screens, LCDs and LEDs, as additions to traditional methods of displaying our clients’ advertisements. We are currently installing these technologies in certain markets, both domestically and internationally.

We own the majority of our advertising displays, which typically are located on sites that we either lease or own or for which we have acquired permanent easements. Our advertising contracts with clients typically outline the number of displays reserved, the duration of the advertising campaign and the unit price per display.

Management typically monitors our business by reviewing the average rates, average revenue per display, occupancy, and inventory levels of each of our display types by market.

The significant expenses associated with our operations include (i) direct production, maintenance and installation expenses, (ii) site lease expenses for land under our displays and (iii) revenue-sharing or minimum guaranteed amounts payable under our billboard, street furniture and transit display contracts. Our direct production, maintenance and installation expenses include costs for printing, transporting and changing the advertising copy on our displays, the related labor costs, the vinyl and paper costs, electricity costs and the costs for cleaning and maintaining our displays. Vinyl and paper costs vary according to the complexity of the advertising copy and the quantity of displays. Our site lease expenses include lease payments for use of the land under our displays, as well as any revenue-sharing arrangements or minimum guaranteed amounts payable that we may have with the landlords. The terms of our site leases and revenue-sharing or minimum guaranteed contracts generally range from one to 20 years.

Americas

Our advertising rates are based on a number of different factors including location, competition, type and size of display, illumination, market and gross ratings points. Gross ratings points are the total number of impressions delivered by a display or group of displays, expressed as a percentage of a market population. The number of impressions delivered by a display is measured by the number of people passing the site during a defined period of time. For all of our billboards in the United States, we use independent, third-party auditing companies to verify the number of impressions delivered by a display.

Client contract terms typically range from four weeks to one year for the majority of our display inventory in the United States. Generally, we own the street furniture structures and are responsible for their construction and maintenance. Contracts for the right to place our street furniture and transit displays and sell advertising space on them are awarded by municipal and transit authorities in competitive bidding processes governed by local law or are negotiated with private transit operators. Generally, these contracts have terms ranging from 10 to 20 years.

International

Similar to our Americas business, advertising rates generally are based on the gross ratings points of a display or group of displays. The number of impressions delivered by a display, in some countries, is weighted to account for such factors as illumination, proximity to other displays and the speed and viewing angle of approaching traffic. In addition, because our International advertising operations are conducted in foreign markets, including Europe, Asia, Australia and Latin America, management reviews the operating results from our foreign operations on a constant dollar basis. A constant dollar basis allows for comparison of operations independent of foreign exchange movements.

Our International display inventory is typically sold to clients through network packages, with client contract terms typically ranging from one to two weeks with terms of up to one year available as well. Internationally, contracts with municipal and transit authorities for the right to place our street furniture and transit displays typically provide for terms ranging from three to 15 years. The major difference between our International and Americas street furniture businesses is in the nature of the municipal contracts. In our International business, these contracts typically require us to provide the municipality with a broader range of metropolitan amenities in exchange for which we are authorized to sell advertising space on certain sections of the structures we erect in the public domain. A different regulatory environment for billboards and competitive bidding for street furniture and transit display contracts, which constitute a larger portion of our business internationally, may result in higher site lease costs in our International business. As a result, our margins are typically lower in our International business than in our Americas business.

Macroeconomic Indicators

Our advertising revenue for our Americas and International segments is highly correlated to changes in gross domestic product (“GDP”) as advertising spending has historically trended in line with GDP. According to the U.S. Department of Commerce, estimated U.S. GDP growth for 2014 was 2.4%. Internationally, our results are impacted by fluctuations in foreign currency exchange rates as well as the economic conditions in the foreign markets in which we have operations.

Relationship with iHeartCommunications

There are several agreements which govern our relationship with iHeartCommunications including the Master Agreement, Corporate Services Agreement, Employee Matters Agreement and Tax Matters Agreement. iHeartCommunications has the right to terminate these agreements in various circumstances. As of the date of the filing of the Annual Report on Form 10-K, no notice of termination of any of these agreements has been received from iHeartCommunications. Our agreements with iHeartCommunications continue under the same terms and conditions subsequent to iHeartCommunications’ merger.

In accordance with the Master Agreement, our branch managers follow a corporate policy allowing iHeartCommunications to use, without charge, Americas’ displays they believe would otherwise be unsold. Our sales personnel receive partial credit for that usage for compensation purposes. This partial credit is based on expenses incurred. iHeartCommunications bears the cost of producing the advertising and we bear the costs of installing and removing this advertising. In 2014, we estimated this expense to be less than 1% of our Americas expenses.

Under the Corporate Services Agreement, iHeartCommunications provides management services to us. These services are charged to us based on actual direct costs incurred or allocated by iHeartCommunications based on headcount, revenue or other factors on a pro rata basis. For the years ended December 31, 2014, 2013 and 2012, we recorded approximately $31.2 million, $35.4 million, and $35.9 million, respectively, as a component of corporate expenses for these services.

On August 9, 2010, iHeartCommunications announced that its board of directors approved a stock purchase program under which iHeartCommunications or its subsidiaries may purchase up to an aggregate of $100 million of our Class A common stock and/or the Class A common stock of iHeartMedia. During 2011, a subsidiary of iHeartCommunications purchased $16.4 million of our Class A common stock (1,553,971 shares) through open market purchases. During 2012, a subsidiary of iHeartCommunications purchased $0.7 million of the Class A common stock of iHeartMedia. During 2014, a subsidiary of iHeartCommunications purchased $48.8 million of our Class A common stock (5,000,000 shares), leaving an aggregate of $34.2 million available under the stock purchase program to purchase the Class A common stock of iHeartMedia and/or our Class A common stock as of December 31, 2014. On January 7, 2015 the subsidiary purchased an additional $20.4 million of our Class A common stock (2,000,000 shares). The stock purchase program does not have a fixed expiration date and may be modified, suspended or terminated at any time at iHeartCommunications’ discretion.

Executive Summary

The key developments in our business for the year ended December 31, 2014 are summarized below:

•	Consolidated revenue increased $15.1 million including a decrease of $22.7 million from movements in foreign exchange during 2014 compared to 2013. Excluding foreign exchange impacts, consolidated revenue increased $37.8 million over the comparable period of 2013.

•	Americas revenue decreased $37.3 million compared to 2013, including a decrease of $3.4 million from movements in foreign exchange. Excluding foreign exchange impacts, revenue decreased $33.9 million over 2013 primarily driven by lower national advertising revenues.

•	International revenue increased $52.3 million compared to 2013, including a decrease of $19.3 million from movements in foreign exchange. Excluding foreign exchange impacts, revenue increased $71.6 million compared to 2013 primarily driven by growth in both Europe and emerging markets.

•	We spent $30.2 million on strategic revenue and cost-saving initiatives during 2014 to realign and improve our on-going business operations—a decrease of $6.2 million compared to 2013.

RESULTS OF OPERATIONS

Consolidated Results of Operations

The comparison of our historical results of operations for the year ended December 31, 2014 to the year ended December 31, 2013 is as follows:

(In thousands)	Years Ended December 31,		% Change
	2014	2013
Revenue	$2,961,259	$2,946,190	1%
Operating expenses:
Direct operating expenses (excludes depreciation and amortization)	1,596,888	1,594,728	0%
Selling, general and administrative expenses (excludes depreciation and amortization)	548,519	543,572	1%
Corporate expenses (excludes depreciation and amortization)	130,894	124,399	5%
Depreciation and amortization	406,243	403,170	1%
Impairment charges	3,530	13,150	(73%)
Other operating income, net	7,259	22,979	(68%)

Operating income	282,444	290,150	(3%)
Interest expense	353,265	352,783
Interest income on Due from iHeartCommunications	60,179	54,210
Loss on marketable securities	—	(18)
Equity in earnings (loss) of nonconsolidated affiliates	3,789	(2,092)
Other income, net	15,185	1,016

Income (loss) before income taxes	8,332	(9,517)
Income tax benefit (expense)	8,787	(14,809)

Consolidated net loss	17,119	(24,326)
Less amount attributable to noncontrolling interest	26,709	24,134

Net loss attributable to the Company	$(9,590)	$(48,460)

Consolidated Revenue

Our consolidated revenue increased $15.1 million including a decrease of $22.7 million from movements in foreign exchange during 2014 compared to 2013. Excluding the impact of foreign exchange movements, consolidated revenue increased $37.8 million. Americas revenue decreased $37.3 million compared to 2013, including negative movements in foreign exchange of $3.4 million. Excluding the impact of foreign exchange movements, Americas revenue decreased $33.9 million primarily driven by lower revenues generated by national accounts and the nonrenewal of certain airport contracts, and lower revenues in our Los Angeles market as a result of the impact of litigation. Our International revenue increased $52.3 million compared to 2013, including negative movements in foreign exchange of $19.3 million. Excluding the impact of foreign exchange movements, International revenue increased $71.6 million primarily driven by new contracts and from growth in Europe and emerging markets.

Consolidated Direct Operating Expenses

Consolidated direct operating expenses during 2014 increased $2.2 million including a decrease of $11.9 million from movements in foreign exchange compared to 2013. Excluding the impact of foreign exchange movements, consolidated direct operating expenses increased $14.1 million. Direct operating expenses in our Americas segment decreased $11.1 million compared to 2013, including a decrease of $2.5 million from movements in foreign exchange. Excluding the impact of foreign exchange movements, direct operating expenses in our Americas segment decreased $8.6 million, primarily due to lower site lease expenses related to the decrease in revenues and from the nonrenewal of certain airport contracts. Direct operating expenses in our International segment increased $13.2 million compared to 2013, including a decrease of $9.4 million from movements in foreign exchange. Excluding the impact of foreign exchange movements, direct operating expenses in our International segment increased $22.6 million primarily as a result of higher variable costs associated with new contracts.

Consolidated Selling, General and Administrative (“SG&A”) Expenses

Consolidated SG&A expenses during 2014 increased $4.9 million including a decrease of $4.5 million from movements in foreign exchange compared to 2013. Excluding the impact of foreign exchange movements, consolidated SG&A expenses increased $9.4 million. SG&A expenses decreased $8.8 million in our Americas segment including a decrease of $0.4 million from movements in foreign exchange compared to 2013. Excluding the impact of foreign exchange movements, SG&A expenses in our Americas segment decreased $8.4 million primarily due to lower commission expense in connection with lower revenues and property tax refunds. Our International SG&A expenses increased $13.7 million compared to 2013, including a $4.1 million decrease due to the effects of movements in foreign exchange. Excluding the impact of foreign exchange movements, SG&A expenses in our International segment increased $17.8 million primarily due to higher compensation expense, including commissions, in connection with higher revenues, as well as higher litigation expenses.

Corporate Expenses

Corporate expenses increased $6.5 million during 2014 compared to 2013 primarily due to higher spending on strategic revenue and efficiency costs.

Revenue and Efficiency Initiatives

Included in the amounts for direct operating expenses, SG&A and corporate expenses discussed above are expenses of $30.2 million incurred in connection with our strategic revenue and efficiency initiatives. The costs were incurred to improve revenue growth, enhance yield, reduce costs, and organize each business to maximize performance and profitability. These costs consist primarily of consulting expenses, consolidation of locations and positions, severance related to workforce initiatives and other costs incurred in connection with streamlining our businesses. These costs are expected to provide benefits in future periods as the initiative results are realized. Of these costs, $3.5 million are reported within direct operating expenses, $6.7 million are reported within SG&A and $20.0 million are reported within corporate expense. In 2013, such costs totaled $12.5 million, $12.2 million, and $11.7 million, respectively.

Depreciation and Amortization

Depreciation and amortization increased $3.1 million during 2014 compared to 2013 primarily due to purchases of property, plant, & equipment.

Impairment Charges

We performed our annual impairment tests as of October 1, 2014 and 2013 on our goodwill, billboard permits, and other intangible assets and recorded impairment charges of $3.5 million and $13.2 million, respectively. During 2014, we recognized a $3.5 million other intangible assets impairment charge in our Americas segment primarily related to a decline in the estimated fair value of permanent easements in two markets. During 2013, we recognized a $10.7 million goodwill impairment charge in our International segment related to a decline in the estimated fair value of one market. Please see Note 2 to the consolidated financial statements included in Item 8 of Part II of the Annual Report on Form 10-K for a further description of the impairment charges.

Other Operating Income, Net

Other operating income, net of $7.3 million in 2014 primarily related to the gain on the sale of certain outdoor assets in our Americas segments.

Other operating income, net of $23.0 million in 2013 primarily related to the gain on the sale of certain outdoor assets in our Americas segment.

Interest Expense

Interest expense increased $0.5 million in 2014 compared to 2013.

Interest Income on Due From iHeartCommunications

Interest income increased $6.0 million during 2014 compared to 2013 due to the increase in the average outstanding balance.

Equity In Earnings (Loss) Of Nonconsolidated Affiliates

Equity in earnings of nonconsolidated affiliates of $3.8 million for 2014 included the earnings from our equity investments in our Americas and International segments.

Equity in loss of nonconsolidated affiliates of $2.1 million for 2013 included the loss from our equity investments in our International segment.

Other Income, Net

Other income of $15.2 million for 2014 primarily related to foreign exchange gains on short-term intercompany accounts.

Other income of $1.0 million for 2013 primarily related to $1.7 million in foreign exchange gains on short-term intercompany accounts partially offset by miscellaneous expenses of $0.7 million.

Income Tax Benefit (Expense)

Our operations are included in a consolidated income tax return filed by iHeartMedia. However, for our financial statements, our provision for income taxes was computed as if we file separate consolidated federal income tax returns with our subsidiaries.

The effective tax rate for 2014 was (105.5%), primarily impacted by our benefits and charges from tax amounts associated with our foreign earnings that are taxed at rates different from the federal statutory rate and an inability to benefit from losses in certain foreign jurisdictions. In addition, we recorded $20.0 million in net tax benefits associated with a decrease in unrecognized tax benefits resulting from the expiration of statutes of limitations to assess taxes in the United Kingdom and several state jurisdictions.

The effective tax rate for 2013 was (155.6%), primarily impacted by our benefits and charges from tax amounts associated with our foreign earnings that are taxed at rates different from the federal statutory rate and an inability to benefit from losses in certain foreign jurisdictions. In addition, we recorded additional foreign deferred tax expense of $3.4 million on certain foreign earnings that are expected to be distributed in future periods from our Asia subsidiaries on which foreign withholding and other taxes have not previously been provided.

Americas Outdoor Advertising Results of Operations

Our Americas outdoor operating results were as follows:

(In thousands)	Years Ended December 31,		% Change
	2014	2013
Revenue	$1,253,190	$1,290,452	(3%)
Direct operating expenses	555,614	566,669	(2%)
SG&A expenses	211,969	220,732	(4%)
Depreciation and amortization	194,640	196,597	(1%)

Operating income	$290,967	$306,454	(5%)

Our Americas revenue decreased $37.3 million compared to 2013, including negative movements in foreign exchange of $3.4 million. Excluding the impact of foreign exchange movements, Americas revenue decreased $33.9 million driven primarily by lower spending by national accounts and the nonrenewal of certain airport contracts. Revenues were also lower in our Los Angeles market as a result of the impact of litigation as discussed further in Item 3 of Part I of the Annual Report on Form 10-K.

Direct operating expenses decreased $11.1 million compared to 2013, including a decrease of $2.5 million from movements in foreign exchange. Excluding the impact of foreign exchange movements, direct operating expenses in our Americas segment decreased $8.6 million, primarily due to lower site lease expenses related to the decrease in revenues and from the nonrenewal of certain airport contracts. SG&A expenses decreased $8.8 million compared to 2013, including a decrease of $0.4 million from movements in foreign exchange. Excluding the impact of foreign exchange movements, SG&A expenses in our Americas segment decreased $8.4 million primarily due to lower commission expense in connection with lower revenues and property tax refunds.

International Outdoor Advertising Results of Operations

Our International operating results were as follows:

(In thousands)	Years Ended December 31,		% Change
	2014	2013
Revenue	$1,708,069	$1,655,738	3%
Direct operating expenses	1,041,274	1,028,059	1%
SG&A expenses	336,550	322,840	4%
Depreciation and amortization	207,431	203,927	2%

Operating income	$122,814	$100,912	22%

International revenue increased $52.3 million compared to 2013, including a decrease of $19.3 million from movements in foreign exchange. Excluding the impact of foreign exchange movements, revenues increased $71.6 million primarily driven by revenue growth in Europe including Italy, due to a new contract for the Rome airports, as well as Sweden, France, and the UK. Revenue in emerging markets also increased, particularly in China and Mexico primarily as a result of new contracts.

Direct operating expenses increased $13.2 million compared to 2013, including a decrease of $9.4 million from movements in foreign exchange. Excluding the impact of movements in foreign exchange, direct operating expenses increased $22.6 million primarily as a result of higher variable costs associated with new contracts, including the Rome airports contract in Italy. SG&A expenses increased $13.7 million compared to 2013, including a decrease of $4.1 million from movements in foreign exchange. Excluding the impact of movements in foreign exchange, SG&A expenses increased $17.8 million primarily due to higher compensation expense, including commissions, in connection with higher revenues, as well as higher litigation expenses.

Consolidated Results of Operations

The comparison of our historical results of operations for the year ended December 31, 2013 to the year ended December 31, 2012 is as follows:

	Years Ended December 31,		% Change
(In thousands)	2013	2012
Revenue	$2,946,190	$2,946,944	(0%)
Operating expenses:
Direct operating expenses (excludes depreciation and amortization)	1,594,728	1,603,492	(1%)
Selling, general and administrative expenses (excludes depreciation and amortization)	543,572	574,662	(5%)
Corporate expenses (excludes depreciation and amortization)	124,399	115,832	7%
Depreciation and amortization	403,170	399,264	1%
Impairment charges	13,150	37,651	(65%)
Other operating income, net	22,979	50,943	(55%)

Operating income	290,150	266,986	9%
Interest expense	352,783	373,876
Interest income on Due from iHeartCommunications	54,210	63,761
Loss on marketable securities	(18)	(2,578)
Equity in earnings (loss) of nonconsolidated affiliates	(2,092)	843
Loss on extinguishment of debt	—	(221,071)
Other income (expense), net	1,016	(364)

Loss before income taxes	(9,517)	(266,299)
Income tax benefit (expense)	(14,809)	107,089

Consolidated loss	(24,326)	(159,210)
Less amount attributable to noncontrolling interest	24,134	23,902

Net loss attributable to the Company	$(48,460)	$(183,112)

Consolidated Revenue

Our consolidated revenue decreased $0.8 million including the increase of $3.5 million from the impact of movements in foreign exchange compared to 2012. Excluding the impact of foreign exchange movements and $20.4 million impact of our divestiture of our international neon business during 2012, revenue increased $16.1 million. Americas revenue increased $11.2 million, driven primarily by bulletin revenue growth as a result of increases in occupancy, capacity and rates in our traditional and digital product lines. International revenue decreased $11.9 million including the impact of favorable movements in foreign exchange of $5.2 million compared to 2012. Excluding the impact of foreign exchange movements and the $20.4 million impact of our divestiture of our international neon business during 2012, International revenue increased $3.3 million. Declines in certain countries as a result of weakened macroeconomic conditions were partially offset by growth in street furniture and billboard revenue in other countries.

Consolidated Direct Operating Expenses

Direct operating expenses decreased $8.8 million including an increase of $3.6 million due to the effects of movements in foreign exchange compared to 2012 and the impact of our divestiture of our international neon business of $13.0 million during 2012. Americas direct operating expenses decreased $15.7 million, primarily due to decreased site lease expense associated with declining revenues of some of our lower-margin product lines. Direct operating expenses in our International segment increased $6.9 million, including a $4.8 million increase due to the effects of movements in foreign exchange. The increase in expense excluding the impact of movements in foreign exchange and $13.0 million impact of our divestiture of our international neon business during 2012 was primarily driven by higher site lease and other expenses as a result of increased revenues in certain countries due to revenue growth and new contracts. These increases were partially offset by lower variable costs in other countries where revenues have declined.

Consolidated SG&A Expenses

SG&A expenses decreased $31.1 million including an increase of $1.7 million due to the effects of movements in foreign exchange compared to 2012. SG&A expenses in our Americas segment increased $9.5 million including a $7.8 million decrease in expenses related to a favorable court ruling in 2012, with other 2013 increases being driven by higher compensation expenses including commissions and amounts related to our variable compensation plans and legal costs. Our International SG&A expenses decreased $40.6 million including a $1.9 million increase due to the effects of movements in foreign exchange compared to the same period of 2012. Excluding the impact of foreign exchange movements and excluding the $4.2 million impact of our divestiture of our international neon business during 2012, SG&A expenses decreased $38.3 million primarily due to certain expenses during the 2012 period related to legal and other costs in Brazil that did not recur during 2013, as well as lower expenses as a result of cost saving initiatives.

Corporate Expenses

Corporate expenses increased $8.6 million during 2013 compared to 2012, driven by increases in compensation expenses including amounts related to our variable compensation plans as well as legal costs related to stockholder litigation.

Revenue and Efficiency Initiatives

Included in the amounts for direct operating expenses, SG&A and corporate expenses discussed above are expenses of $36.4 million incurred in connection with our strategic revenue and efficiency initiatives. The costs were incurred to improve revenue growth, enhance yield, reduce costs, and organize each business to maximize performance and profitability. These costs consist primarily of consulting expenses, consolidation of locations and positions, severance related to workforce initiatives and other costs incurred in connection with streamlining our businesses. These costs are expected to provide benefits in future periods as the initiative results are realized. Of these costs, $12.5 million are reported within direct operating expenses, $12.2 million are reported within SG&A and $11.7 million are reported within corporate expense. In 2012, such costs totaled $6.4 million, $27.5 million, and $10.1 million, respectively.

Depreciation and Amortization

Depreciation and amortization increased $3.9 million during 2013 compared to 2012 primarily a result of increased depreciation in our Americas segment related to depreciation of digital bulletins.

Impairment Charges

We performed our annual impairment tests as of October 1, 2013 and 2012 on our goodwill, billboard permits, and other intangible assets and recorded impairment charges of $13.2 million and $37.7 million, respectively. During 2013, we recognized a $10.7 million goodwill impairment charge in our International segment related to a decline in the estimated fair value of one market. Please see Note 2 to the consolidated financial statements included in Item 8 of Part II of the Annual Report on Form 10-K for a further description of the impairment charges.

Other Operating Income, Net

Other operating income of $23.0 million in 2013 primarily related to the gain on the sale of certain outdoor assets in our Americas segment.

Other operating income of $50.9 million in 2012 primarily related to the gain on the sale of our international neon business in the third quarter of 2012.

Interest Expense

Interest expense decreased $21.1 million during 2013 compared to 2012 primarily due to a lower weighted average cost of debt due to the refinancing of the Clear Channel Worldwide Holdings, Inc. (“CCWH”) Series A Senior Notes and Series B Senior Notes due 2017 with an interest rate of 9.25% (the “Existing CCWH Senior Notes”) with the CCWH Series A Senior Notes and Series B Senior Notes due 2022 with a stated interest rate of 6.5% (the “CCWH Senior Notes”) during the fourth quarter of 2012.

Interest Income on Due From iHeartCommunications

Interest income decreased $9.6 million during 2013 compared to 2012 due to the change in the interest rate recognized on amounts outstanding in the balance of the Due from iHeartCommunications account during 2013, partially offset by the higher balance.

Loss on Marketable Securities

The loss on marketable securities of $2.6 million during 2012, primarily related to the impairment of our investment in Independent News & Media PLC (“INM”) and the impairment of a cost-basis investment during 2012. The fair value of INM was below cost for an extended period of time. As a result, we considered the guidance in ASC 320-10-S99 and reviewed the length of the time and the extent to which the market value was less than cost, the financial condition and the near-term prospects of the issuer. After this assessment, we concluded that the impairment at each date was other than temporary and recorded non-cash impairment charges to our investment in INM, as noted above. We obtained the financial information for our cost-basis investment and noted continued doubt of the investment’s ability to continue as a going concern. After evaluating the financial condition of the investment, we concluded that the investment was other than temporarily impaired and recorded a non-cash impairment charge to that investment.

Equity in Earnings (Loss) of Nonconsolidated Affiliates

Equity in loss of nonconsolidated affiliates of $2.1 million for 2013 and the equity in earnings of nonconsolidated affiliates of $0.8 million for 2012 included the earnings or loss from our equity investments in our International segment.

Loss on Extinguishment of Debt

In connection with the refinancing of Existing CCWH Senior Notes with the CCWH Senior Notes, CCWH paid existing note holders a tender premium of 7.4% of face value on the $1,724.7 million of Existing CCWH Senior Notes that were tendered in the tender offer and a call premium of 6.9% on the $775.3 million of Existing CCWH Senior Notes that were redeemed following the tender offer. The tender premium of $128.3 million and the call premium of $53.8 million are included in the loss on extinguishment of debt. In addition, we recognized a loss of $39.0 million due to the write-off of deferred loan costs in connection with the call of the Existing CCWH Senior Notes.

Other Income (Expense), Net

Other income of $1.0 million for 2013 primarily related to $1.7 million in foreign exchange gains on short-term intercompany accounts partially offset by miscellaneous expenses of $0.7 million.

Other expense of $0.4 million for 2012 primarily related to $0.9 million in foreign exchange losses on short-term intercompany accounts partially offset by miscellaneous dividend and other income of $0.5 million.

Income Tax (Expense) Benefit

Our operations are included in a consolidated income tax return filed by iHeartMedia. However, for our financial statements, our provision for income taxes was computed as if we file separate consolidated federal income tax returns with our subsidiaries.

The effective tax rate for 2013 was (155.6%), primarily impacted by our benefits and charges from tax amounts associated with our foreign earnings that are taxed at rates different from the federal statutory rate and an inability to benefit from losses in certain foreign jurisdictions. In addition, we recorded additional foreign deferred tax expense of $3.4 million on certain foreign earnings that are expected to be distributed in future periods from our Asia subsidiaries on which foreign withholding and other taxes have not previously been provided.

The effective tax rate for 2012 was 40.2%, primarily impacted by the disposition of certain foreign subsidiaries that resulted in financial reporting gains that were not taxed in the foreign jurisdictions. In addition, we recorded tax benefits in certain foreign jurisdictions for net operating losses that we expect to utilize in future periods.

Americas Results of Operations

Our Americas operating results were as follows:

	Years Ended December 31,		% Change
(In thousands)	2013	2012
Revenue	$1,290,452	$1,279,257	1%
Direct operating expenses	566,669	582,340	(3%)
SG&A expenses	220,732	211,245	4%
Depreciation and amortization	196,597	192,023	2%

Operating income	$306,454	$293,649	4%

Our Americas revenue increased $11.2 million during 2013 compared to 2012, driven primarily by increases in revenues from bulletins and posters. Traditional bulletins and posters had increases in occupancy and rates in connection with new contracts, while the increase for digital displays was driven by higher occupancy and capacity. The increase for digital displays was negatively impacted by lower revenues in our Los Angeles market as a result of the impact of litigation as discussed further in Item 3 of Part I of the Annual Report on Form 10-K. Partially offsetting these increases were declines in specialty business revenues due primarily to a significant contract during 2012 that did not recur during 2013, and declines in our airport business driven primarily by the loss of certain of our U.S. airport contracts and other airport revenue.

Direct operating expenses decreased $15.7 million, primarily due to the benefits resulting from our previous strategic cost initiatives as well as reduced variable costs associated with site lease expenses due to reduced revenues on lower margin products. SG&A expenses increased $9.5 million primarily due to the 2012 period being impacted by a favorable court ruling that resulted in a $7.8 million decrease in expenses, with other 2013 increases being driven by legal costs related to the Los Angeles litigation discussed further in Item 3 of Part I of the Annual Report on Form 10-K, as well as compensation expenses including commissions and amounts related to our variable compensation plans, which were higher for the 2013 period in connection with increasing our revenues, partially offset by a decrease in costs during 2013 associated with our strategic revenue and cost initiatives compared to 2012.

Depreciation and amortization increased $4.6 million, primarily due to our continued deployment of digital billboards partially offset by assets becoming fully depreciated during 2013.

International Advertising Results of Operations

Our International operating results were as follows:

(In thousands)	Years Ended December 31,		% Change
	2013	2012
Revenue	$1,655,738	$1,667,687	(1%)
Direct operating expenses	1,028,059	1,021,152	1%
SG&A expenses	322,840	363,417	(11%)
Depreciation and amortization	203,927	205,258	(1%)

Operating income	$100,912	$77,860	30%

International revenue decreased $11.9 million during 2013 compared to 2012, including an increase of $5.2 million from movements in foreign exchange, and the divestiture of our international neon business which had $20.4 million in revenues during 2012. Excluding the impact of foreign exchange and the divestiture, revenues increased $3.3 million. Revenue growth in certain markets including China, Latin America, and the UK primarily in street furniture advertising revenue, as well as higher transit advertising sales resulting from new contracts in Norway, was partially offset by lower revenues in other countries in Europe as a result of weakened macroeconomic conditions.

Direct operating expenses increased $6.9 million including an increase of $4.8 million from movements in foreign exchange, and the divestiture of our international neon business during 2012 which had $13.0 million in direct operating expenses during 2012. Excluding the impact of movements in foreign exchange and the divestiture, direct operating expenses increased $15.1 million driven primarily by increases in variable costs in certain markets such as China, Norway and Latin America resulting from increased revenues partially offset by declines in expenses in response to declining revenues in other countries in Europe. SG&A expenses decreased $40.6 million including an increase of $1.9 million from movements in foreign exchange and the divestiture of our international neon business during 2012, which had $4.2 million in SG&A expenses during 2012. Excluding the impact of movements in foreign exchange and the divestiture, SG&A expenses decreased $38.3 million primarily due to the absence in 2013 of $22.7 million in expenses incurred during 2012 in connection with legal and other costs in Brazil as well as decreases in 2013 in strategic revenue and cost initiative expenses.

Reconciliation of Segment Operating Income to Consolidated Operating Income

(In thousands)	Years Ended December 31,
	2014	2013	2012
Americas Outdoor Advertising	$290,967	306,454	293,649
International Outdoor Advertising	122,814	100,912	77,860
Impairment charges	(3,530)	(13,150)	(37,651)
Corporate and other (1)	(135,066)	(127,045)	(117,815)
Other operating income, net	7,259	22,979	50,943

Consolidated operating income	$282,444	$290,150	$266,986

(1)	Corporate and other includes expenses related to Americas and International and as well as overall executive, administrative and support functions.

Share-Based Compensation Expense

As of December 31, 2014, there was $15.1 million of unrecognized compensation cost related to unvested share-based compensation arrangements that will vest based on service conditions. This cost is expected to be recognized over a weighted average period of approximately three years. In addition, as of December 31, 2014, there was $0.6 million of unrecognized compensation cost related to unvested share-based compensation arrangements that will vest based on market, performance and service conditions. This cost will be recognized when it becomes probable that the performance condition will be satisfied.

Share-based compensation expenses are recorded in corporate expenses and were $7.7 million, $7.7 million, and $10.6 million for the years ended December 31, 2014, 2013 and 2012, respectively.

LIQUIDITY AND CAPITAL RESOURCES

Cash Flows

The following discussion highlights cash flow activities during the years ended December 31, 2014, 2013 and 2012.

(In thousands)	Years Ended December 31,
	2014	2013	2012
Cash provided by (used for):
Operating activities	$348,423	$414,640	$355,138
Investing activities	$(206,431)	$(177,679)	$(233,748)
Financing activities	$(261,309)	$(484,393)	$(105,549)

Operating Activities

2014

Cash provided by operating activities in 2014 was $348.4 million compared to $414.6 million of cash used in 2013. Our consolidated net loss included $373.7 million of non-cash items in 2014. Our consolidated net loss in 2013 included $385.7 million of non-cash items. Non-cash items affecting our net loss include impairment charges, depreciation and amortization, deferred taxes, provision for doubtful accounts, amortization of deferred financing charges and note discounts, net, share-based compensation, gain on disposal of operating and fixed assets, gain on marketable securities, equity in (earnings) loss of nonconsolidated affiliates, loss on extinguishment of debt, and other reconciling items, net as presented on the face of the consolidated statement of cash flows. Cash paid for interest was $1.0 million higher in 2014 compared to the prior year due to the timing of accrued interest payments from refinancing transactions.

2013

Cash provided by operating activities in 2013 was $414.6 million compared to $355.1 million of cash used in 2012. Our consolidated net loss included $385.7 million of non-cash items in 2013. Our consolidated net loss in 2012 included $481.0 million of non-cash items. Non-cash items affecting our net loss include depreciation and amortization, deferred taxes, provision for doubtful accounts, share-based compensation, gain on disposal of operating assets, amortization of deferred financing charges and note discounts, net and other reconciling items, net as presented on the face of the consolidated statement of cash flows. Cash paid for interest was $34.5 million lower in 2013 compared to the prior year due to the repurchase of the $2,500.0 million aggregate principal amount of Existing CCWH Senior Notes using the proceeds from the issuance of the $2,725.0 million aggregate principal amount of CCWH Senior Notes during December 2012 that reduced the weighted average cost of debt.

2012

The $162.1 million decrease in cash flows from operations to $355.1 million in 2012 compared to $517.2 million in 2011 was primarily driven by higher interest expense. Our consolidated net loss, adjusted for $481.0 million of non-cash items, provided positive cash flows of $321.8 million in 2012. Non-cash items affecting our net loss include impairment charges, depreciation and amortization, deferred taxes, provision for doubtful accounts, share-based compensation, gain on disposal of operating and fixed assets, loss on marketable securities, amortization of deferred financing charges and note discounts, net, loss on extinguishment of debt, equity in earnings of nonconsolidated affiliates and other reconciling items, net as presented on the face of the statement of cash flows. Cash paid for interest was $147.4 million higher during 2012 compared to the prior year.

Investing Activities

2014

Cash used for investing activities of $206.4 million during 2014 reflected our capital expenditures of $231.2 million. We spent $97 million in our Americas segment primarily related to the construction of new advertising structures such as digital displays, $130.2 million in our International segment primarily related to new advertising structures such as billboards and street furniture and renewals of existing contracts, and $4.0 million by Corporate primarily related to equipment and software. Other cash provided by investing activities were $12.9 million of proceeds from sales of other operating and fixed assets.

2013

Cash used for investing activities of $177.7 million during 2013 reflected our capital expenditures of $206.2 million. We spent $89.0 million in our Americas segment primarily related to the construction of new advertising structures such as digital displays, $108.6 million in our International segment primarily related to new advertising structures such as billboards and street furniture and renewals of existing contracts, and $8.6 million by Corporate primarily related to equipment and software. Other cash provided by investing activities were $42.1 million of proceeds from sales of other operating and fixed assets.

2012

Cash used for investing activities of $233.7 million during 2012 reflected capital expenditures of $275.6 million. We spent $117.6 million in our Americas segment primarily related to the installation of new digital displays, $150.1 million in our International segment primarily related to new billboard, street furniture and mall contracts and renewals of existing contracts, and $7.8 million by Corporate. Partially offsetting cash used for investing activities were $56.4 million of proceeds from the divestiture of our international neon business and the sales of other operating assets.

Financing Activities

2014

Cash used for financing activities of $261.3 million during 2014 primarily reflected the $175.0 million dividend paid as well as net transfers of $68.8 million in cash to iHeartCommunications, which represents the activity in the “Due from/to iHeartCommunications” account. Other cash used for financing activities included net payments to noncontrolling interests of $19.0 million.

2013

Cash used for financing activities of $484.4 million during 2013 primarily reflected a $200.0 million dividend as well as net transfers of $150.0 million in cash to iHeartCommunications, which represents the activity in the “Due from/to iHeartCommunications” account. Other cash used for financing activities included net payments to noncontrolling interests of $68.4 million and payments to repurchase noncontrolling interests of $61.1 million.

2012

Cash used for financing activities of $105.5 million during 2012 reflected (i) the issuance of $2.2 billion of aggregate principal amount of indebtedness, which consist of $275.0 million aggregate principal amount of 7.625% Series A Senior Subordinated Notes due 2020 (the “Series A CCWH Subordinated Notes”) and $1,925.0 million aggregate principal amount of 7.625% Series B Senior Subordinated Notes due 2020 (the “Series B CCWH Subordinated Notes” and, together with the Series A CCWH Subordinated Notes, the “CCWH Subordinated Notes”) by CCWH using the proceeds to pay the CCOH Dividend (discussed below) and (ii) the issuance by CCWH of $2.7 billion aggregate principal amount of the CCWH Senior Notes due 2022 using the proceeds used to fund the tender offer for and redemption of the Existing CCWH Senior Notes due 2017.

Anticipated Cash Requirements

Our primary source of liquidity is cash on hand, cash flow from operations and the revolving promissory note with iHeartCommunications. Based on our current and anticipated levels of operations and conditions in our markets, we believe that cash on hand, cash flows from operations, any available borrowing capacity under the senior revolving credit facility and borrowing capacity under or repayment of amounts outstanding under the revolving promissory note with iHeartCommunications will enable us to meet our working capital, capital expenditure, debt service and other funding requirements, including the debt service on the CCWH Senior Notes and the CCWH Subordinated Notes and dividends, for at least the next 12 months. In addition, we were in compliance with the covenants contained in our material financing agreements as of December 31, 2014. We believe our long-term plans, which include promoting outdoor media spending and capitalizing on our diverse geographic and product opportunities, including the continued deployment of digital displays, will enable us to continue generating cash flows from operations sufficient to meet our liquidity and funding requirements long term. However, our anticipated results are subject to significant uncertainty and there can be no assurance that we will be able to maintain compliance with these covenants. In addition, our ability to comply with these covenants may be affected by events beyond our control, including prevailing economic, financial and industry conditions. We disclose in Item 8 of our Form 10-K within Note 1, Summary of Significant Accounting Policies, that our policy is to permanently reinvest the earnings of our non-U.S. subsidiaries as these earnings are generally redeployed in those jurisdictions for operating needs and continued functioning of their businesses. We have the ability and intent to indefinitely reinvest the undistributed earnings of consolidated subsidiaries based outside of the United States. If any excess cash held by our foreign subsidiaries were needed to fund operations in the United States, we could presently repatriate available funds without a requirement to accrue or pay U.S. taxes. This is a result of significant current and historic deficits in our foreign earnings and profits, which gives us flexibility to make future cash distributions as non-taxable returns of capital.

Furthermore, in the Annual Report on Form 10-K filed with the SEC on February 19, 2015, iHeartCommunications stated that it was in compliance with the covenants contained in its material financing agreements as of December 31, 2014. iHeartCommunications similarly stated in such Annual Report that its anticipated results are also subject to significant uncertainty and there can be no assurance that actual results will be in compliance with the covenants. Moreover, iHeartCommunications stated in such Annual Report that its ability to comply with the covenants in its material financing agreements may be affected by events beyond its control, including prevailing economic, financial and industry conditions. As discussed therein, the breach of any covenants set forth in iHeartCommunications’ financing agreements would result in a default thereunder, and an event of default would permit the lenders under a defaulted financing agreement to declare all indebtedness thereunder to be due and payable prior to maturity. Moreover, as discussed therein, the lenders under the receivables-based credit facility under iHeartCommunications’ senior secured credit facilities would have the option to terminate their commitments to make further extensions of credit thereunder. In addition, iHeartCommunications stated in such Annual Report that if iHeartCommunications is unable to repay its obligations under any secured credit facility, the lenders could proceed against any assets that were pledged to secure such facility. Finally, iHeartCommunications stated in such Annual Report that a default or acceleration under any of its material financing agreements could cause a default under other obligations that are subject to cross-default and cross-acceleration provisions. If iHeartCommunications were to become insolvent, we would be an unsecured creditor of iHeartCommunications. In such event, we would be treated the same as other unsecured creditors of iHeartCommunications and, if we were not entitled to the cash previously transferred to iHeartCommunications, or could not obtain such cash on a timely basis, we could experience a liquidity shortfall.

For so long as iHeartCommunications maintains significant control over us, a deterioration in the financial condition of iHeartCommunications could have the effect of increasing our borrowing costs or impairing our access to capital markets. As of December 31, 2014, iHeartCommunications had $457.0 million recorded as “Cash and cash equivalents” on its condensed consolidated balance sheets, of which $186.2 million was held by us and our subsidiaries.

Our ability to fund our working capital, capital expenditures, debt service and other obligations depends on our future operating performance and cash from operations and other liquidity-generating transactions. If our future operating performance does not meet our expectations or our plans materially change in an adverse manner or prove to be materially inaccurate, we may need additional financing. We may not be able to secure any such additional financing on terms favorable to us or at all.

We frequently evaluate strategic opportunities both within and outside our existing lines of business. We expect from time to time to pursue additional acquisitions and may decide to dispose of certain businesses. These acquisitions or dispositions could be material.

Sources of Capital

As of December 31, 2014 and 2013, we had the following debt outstanding, cash and cash equivalents and amounts due from iHeartCommunications:

	December 31,
(In millions)	2014	2013
Clear Channel Worldwide Holdings Senior Notes due 2022	$2,725.0	$2,725.0
Clear Channel Worldwide Holdings Senior Subordinated Notes due 2020	2,200.0	2,200.0
Senior Revolving Credit Facility due 2018	—	—
Other debt	15.1	17.1
Original issue discount	(6.2)	(6.7)

Total debt	4,933.9	4,935.4
Less: Cash and cash equivalents	186.2	314.5
Less: Due from iHeartCommunications	947.8	879.1

	$3,799.9	$3,741.8

We may from time to time repay our outstanding debt or seek to purchase our outstanding equity securities. Such transactions, if any, will depend on prevailing market conditions, our liquidity requirements, contractual restrictions and other factors.

Promissory Notes with iHeartCommunications

We maintain accounts that represent net amounts due to or from iHeartCommunications, which is recorded as “Due from/to iHeartCommunications” on our consolidated balance sheets. The accounts represent our revolving promissory note issued by us to iHeartCommunications and the revolving promissory note issued by iHeartCommunications to us (the “Due from iHeartCommunications Note”), in each case in the face amount of $1.0 billion, or if more or less than such amount, the aggregate unpaid principal amount of all advances. The accounts accrue interest pursuant to the terms of the promissory notes and are generally payable on demand or when they mature on December 15, 2017. Included in the accounts are the net activities resulting from day-to-day cash management services provided by iHeartCommunications. Such day-to-day cash management services relate only to our cash activities and balances in the U.S. and exclude any cash activities and balances of our non-U.S. subsidiaries. At December 31, 2014 and 2013, the asset recorded in “Due from iHeartCommunications” on our consolidated balance sheet was $947.8 million and $879.1 million, respectively. At December 31, 2014, we had no borrowings under the cash management note to iHeartCommunications.

The Due from iHeartCommunications Note was the subject of derivative litigation filed by our stockholders in the Delaware Court of Chancery. On March 28, 2013, legal counsel for the defendants in that matter entered into a binding memorandum of understanding (the “MOU”) with legal counsel for a special litigation committee consisting of certain of our independent directors and the plaintiffs to settle the derivative litigation. On July 8, 2013, the parties executed a Stipulation of Settlement, on terms consistent with the MOU, and presented the Stipulation of Settlement to the Delaware Chancery Court for approval. On September 9, 2013, the Delaware Chancery Court approved the settlement and, on October 9, 2013, the right to appeal expired.

On October 19, 2013, in accordance with the terms of the settlement, we also established a committee of our board of directors, consisting of our independent and disinterested directors, for the specific purpose of monitoring the Due from iHeartCommunications Note. If such a demand is made in accordance with the terms of the committee charter in the future, we would declare a simultaneous dividend equal to the amount so demanded, which would further reduce the amount of the “Due from iHeartCommunications” asset that is available to us as a source of liquidity for ongoing working capital, capital expenditure, debt service and other funding requirements.

The net interest income for the years ended December 31, 2014, 2013 and 2012 was $60.2 million, $54.2 million and $63.8 million, respectively. At December 31, 2014, the fixed interest rate on the “Due from iHeartCommunications” account was 6.5%, which is equal to the fixed interest rate on the CCWH senior notes. On October 23, 2013, in accordance with the terms of the settlement, the interest rate on the Due from iHeartCommunications Note was amended such that if the outstanding balance on the Due from iHeartCommunications Note exceeds $1.0 billion and under certain other circumstances tied to iHeartCommunications’ liquidity, the rate will be variable but will in no event be less than 6.5% nor greater than 20%.

Our working capital requirements and capital for general corporate purposes, including acquisitions and capital expenditures, may be provided to us by iHeartCommunications, in its sole discretion, pursuant to a revolving promissory note issued by us to iHeartCommunications or pursuant to repayment of the Due from iHeartCommunications Note. If we are unable to obtain financing from iHeartCommunications, we may need to obtain additional financing from banks or other lenders, or through public offerings or private placements of debt or equity, strategic relationships or other arrangements at some future date. As stated above, we may be unable to successfully obtain additional debt or equity financing on satisfactory terms or at all.

As long as iHeartCommunications maintains a significant interest in us, pursuant to the Master Agreement between iHeartCommunications and us, iHeartCommunications will have the option to limit our ability to incur debt or issue equity securities, among other limitations, which could adversely affect our ability to meet our liquidity needs. Under the Master Agreement with iHeartCommunications, we are limited in our borrowings from third parties to no more than $400.0 million at any one time outstanding, without the prior written consent of iHeartCommunications.

CCWH Senior Notes

As of December 31, 2014, CCWH senior notes represented $2.7 billion aggregate principal amount of indebtedness outstanding, which consisted of $735.75 million aggregate principal amount of Series A Senior Notes due 2022 (the “Series A CCWH Senior Notes”) and $1,989.25 million aggregate principal amount of Series B CCWH Senior Notes due 2022 (the “Series B CCWH Senior Notes”). The CCWH Senior Notes are guaranteed by us, Clear Channel Outdoor, Inc. (“CCOI”) and certain of our direct and indirect subsidiaries.

The CCWH Senior Notes are senior obligations that rank pari passu in right of payment to all unsubordinated indebtedness of CCWH and the guarantees of the CCWH Senior Notes rank pari passu in right of payment to all unsubordinated indebtedness of the guarantors. Interest on the CCWH Senior Notes is payable to the trustee weekly in arrears and to the noteholders on May 15 and November 15 of each year, which began on May 15, 2013.

At any time prior to November 15, 2017, CCWH may redeem the CCWH Senior Notes, in whole or in part, at a price equal to 100% of the principal amount of the CCWH Senior Notes plus a “make-whole” premium, together with accrued and unpaid interest, if any, to the redemption date. CCWH may redeem the CCWH Senior Notes, in whole or in part, on or after November 15, 2017, at the redemption prices set forth in the applicable indenture governing the CCWH Senior Notes plus accrued and unpaid interest to the redemption date. At any time on or before November 15, 2015, CCWH may elect to redeem up to 40% of the then outstanding aggregate principal amount of the CCWH Senior Notes at a redemption price equal to 106.500% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net proceeds of one or more equity offerings, subject to certain restrictions. Notwithstanding the foregoing, neither CCOH nor any of its subsidiaries is permitted to make any purchase of, or otherwise effectively cancel or retire any Series A CCWH Senior Notes or Series B CCWH Senior Notes if, after giving effect thereto and, if applicable, any concurrent purchase of or other addition with respect to any Series B CCWH Senior Notes or Series A CCWH Senior Notes, as applicable, the ratio of (a) the outstanding aggregate principal amount of the Series A CCWH Senior Notes to (b) the outstanding aggregate principal amount of the Series B CCWH Senior Notes shall be greater than 0.25, subject to certain exceptions.

The indenture governing the Series A CCWH Senior Notes contains covenants that limit us and our restricted subsidiaries ability to, among other things:

•	incur or guarantee additional debt to persons other than iHeartCommunications and its subsidiaries (other than us) or issue certain preferred stock;

•	create liens on its restricted subsidiaries’ assets to secure such debt;

•	create restrictions on the payment of dividends or other amounts to us from our restricted subsidiaries that are not guarantors of the CCWH Senior Notes;

•	enter into certain transactions with affiliates;

•	merge or consolidate with another person, or sell or otherwise dispose of all or substantially all of its assets; and

•	sell certain assets, including capital stock of its subsidiaries, to persons other than iHeartCommunications and its subsidiaries (other than us).

In addition, the indenture governing the Series A CCWH Senior Notes provides that if CCWH (i) makes an optional redemption of the Series B CCWH Senior Notes or purchases or makes an offer to purchase the Series B CCWH Senior Notes at or above 100% of the principal amount thereof, then CCWH shall apply a pro rata amount to make an optional redemption or purchase a pro rata amount of the Series A CCWH Senior Notes or (ii) makes an asset sale offer under the indenture governing the Series B CCWH Senior Notes, then CCWH shall apply a pro rata amount to make an offer to purchase a pro rata amount of Series A CCWH Senior Notes.

The indenture governing the Series A CCWH Senior Notes does not include limitations on dividends, distributions, investments or asset sales.

The indenture governing the Series B CCWH Senior Notes contains covenants that limit us and our restricted subsidiaries ability to, among other things:

•	incur or guarantee additional debt or issue certain preferred stock;

•	redeem, repurchase or retire our subordinated debt;

•	make certain investments;

•	create liens on its or its restricted subsidiaries’ assets to secure debt;

•	create restrictions on the payment of dividends or other amounts to it from its restricted subsidiaries that are not guarantors of the CCWH Senior Notes;

•	enter into certain transactions with affiliates;

•	merge or consolidate with another person, or sell or otherwise dispose of all or substantially all of its assets;

•	sell certain assets, including capital stock of its subsidiaries;

•	designate its subsidiaries as unrestricted subsidiaries; and

•	pay dividends, redeem or repurchase capital stock or make other restricted payments.

The Series A CCWH Senior Notes indenture and Series B CCWH Senior Notes indenture restrict our ability to incur additional indebtedness but permit us to incur additional indebtedness based on an incurrence test. In order to incur (i) additional indebtedness under this test, our debt to adjusted EBITDA ratios (as defined by the indentures) must be lower than 7.0:1 and 5.0:1 for total debt and senior debt, respectively, and (ii) additional indebtedness that is subordinated to the CCWH Senior Notes under this test, our debt to adjusted EBITDA ratios (as defined by the indentures) must be lower than 7.0:1 for total debt. The indentures contain certain other exceptions that allow us to incur additional indebtedness. The Series B CCWH Senior Notes indenture also permits us to pay dividends from the proceeds of indebtedness or the proceeds from asset sales if our debt to adjusted EBITDA ratios (as defined by the indentures) are lower than 7.0:1 and 5.0:1 for total debt and senior debt, respectively. The Series A CCWH Senior Notes indenture does not limit our ability to pay dividends. The Series B CCWH Senior Notes indenture contains certain exceptions that allow us to pay dividends, including (i) $525.0 million of dividends made pursuant to general restricted payment baskets and (ii) dividends made using proceeds received upon a demand by us of amounts outstanding under the revolving promissory note issued by iHeartCommunications to us.

Consolidated leverage ratio, defined as total debt divided by EBITDA (as defined by the CCWH Senior Notes indentures) for the preceding four quarters was 6.4:1 at December 31, 2014, and senior leverage ratio, defined as senior debt divided by EBITDA (as defined by the CCWH Senior Notes indentures) for the preceding four quarters was 3.6:1 at December 31, 2014. As required by the definition of EBITDA in the CCWH Senior Notes indentures, our EBITDA for the preceding four quarters of $772.3 million is calculated as operating income (loss) before depreciation, amortization, impairment charges and other operating income (expense), net, plus share-based compensation, and is further adjusted for the following: (i) costs incurred in connection with severance, the closure and/or consolidation of facilities, retention charges, consulting fees and other permitted activities; (ii) extraordinary, non-recurring or unusual gains or losses or expenses; (iii) non-cash charges; and (iv) various other items.

The following table reflects a reconciliation of EBITDA (as defined by the CCWH Senior Notes indentures) to operating income and net cash provided by operating activities for the year ended December 31, 2014:

(In Millions)	Year Ended December 31, 2014
EBITDA (as defined by the CCWH Senior Notes indentures)	$772.3
Less adjustments to EBITDA (as defined by the CCWH Senior Notes indentures):
Costs incurred in connection with severance, the closure and/or consolidation of facilities, retention charges, consulting fees, and other permitted activities	(31.4)
Extraordinary, non-recurring or unusual gains or losses or expenses (as referenced in the definition of EBITDA in the CCWH Senior Notes indentures)	(16.6)
Non-cash charges	(23.9)
Other items	(7.7)
Less: Depreciation and amortization, Impairment charges, Other operating income, net, and Share-based compensation expense	(410.3)

Operating income	282.4
Plus: Depreciation and amortization, Impairment charges, Gain (loss) on disposal of operating and fixed assets, and Share-based compensation expense	409.7
Less: Interest expense	(353.3)
Plus: Interest income on Due from iHeartCommunications	60.2
Less: Current income tax expense	(24.8)
Plus: Other income, net	15.2
Adjustments to reconcile consolidated net loss to net cash provided by operating activities (including Provision for doubtful accounts, Amortization of deferred financing charges and note discounts, net and Other reconciling items, net)	1.5
Change in assets and liabilities, net of assets acquired and liabilities assumed	(42.5)

Net cash provided by operating activities	$348.4

CCWH Senior Subordinated Notes

As of December 31, 2014, CCWH Subordinated Notes represented $2.2 billion of aggregate principal amount of indebtedness outstanding, which consist of $275.0 million aggregate principal amount of 7.625% Series A Senior Subordinated Notes due 2020 (the “Series A CCWH Subordinated Notes”) and $1,925.0 million aggregate principal amount of 7.625% Series B Senior Subordinated Notes due 2020 (the “Series B CCWH Subordinated Notes”). Interest on the CCWH Subordinated Notes is payable to the trustee weekly in arrears and to the noteholders on March 15 and September 15 of each year, which began on September 15, 2012.

The CCWH Subordinated Notes are CCWH’s senior subordinated obligations and are fully and unconditionally guaranteed, jointly and severally, on a senior subordinated basis by us, CCOI and certain of our other domestic subsidiaries. The CCWH Subordinated Notes are unsecured senior subordinated obligations that rank junior to all of CCWH’s existing and future senior debt, including the CCWH Senior Notes, equally with any of CCWH’s existing and future senior subordinated debt and ahead of all of CCWH’s existing and future debt that expressly provides that it is subordinated to the CCWH Subordinated Notes. The guarantees of the CCWH Subordinated Notes rank junior to each guarantor’s existing and future senior debt, including the CCWH Senior Notes, equally with each guarantor’s existing and future senior subordinated debt and ahead of each guarantor’s existing and future debt that expressly provides that it is subordinated to the guarantees of the CCWH Subordinated Notes.

At any time prior to March 15, 2015, CCWH may redeem the CCWH Subordinated Notes, in whole or in part, at a price equal to 100% of the principal amount of the CCWH Subordinated Notes plus a “make-whole” premium, together with accrued and unpaid interest, if any, to the redemption date. CCWH may redeem the

CCWH Subordinated Notes, in whole or in part, on or after March 15, 2015, at the redemption prices set forth in the applicable indenture governing the CCWH Subordinated Notes plus accrued and unpaid interest to the redemption date. At any time on or before March 15, 2015, CCWH may elect to redeem up to 40% of the then outstanding aggregate principal amount of the CCWH Subordinated Notes at a redemption price equal to 107.625% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net proceeds of one or more equity offerings, subject to certain restrictions. Notwithstanding the foregoing, neither us nor any of our subsidiaries is permitted to make any purchase of, or otherwise effectively cancel or retire any Series A CCWH Subordinated Notes or Series B CCWH Subordinated Notes if, after giving effect thereto and, if applicable, any concurrent purchase of or other addition with respect to any Series B CCWH Subordinated Notes or Series A CCWH Subordinated Notes, as applicable, the ratio of (a) the outstanding aggregate principal amount of the Series A CCWH Subordinated Notes to (b) the outstanding aggregate principal amount of the Series B CCWH Subordinated Notes shall be greater than 0.25, subject to certain exceptions.

The indenture governing the Series A CCWH Subordinated Notes contains covenants that limit us and our restricted subsidiaries ability to, among other things:

•	incur or guarantee additional debt to persons other than iHeartCommunications and its subsidiaries (other than us) or issue certain preferred stock;

•	create restrictions on the payment of dividends or other amounts to us from our restricted subsidiaries that are not guarantors of the notes;

•	enter into certain transactions with affiliates;

•	merge or consolidate with another person, or sell or otherwise dispose of all or substantially all of CCOH’s assets; and

•	sell certain assets, including capital stock of our subsidiaries, to persons other than iHeartCommunications and its subsidiaries (other than us).

In addition, the indenture governing the Series A CCWH Subordinated Notes provides that if CCWH (i) makes an optional redemption of the Series B CCWH Subordinated Notes or purchases or makes an offer to purchase the Series B CCWH Subordinated Notes at or above 100% of the principal amount thereof, then CCWH shall apply a pro rata amount to make an optional redemption or purchase a pro rata amount of the Series A CCWH Subordinated Notes or (ii) makes an asset sale offer under the indenture governing the Series B CCWH Subordinated Notes, then CCWH shall apply a pro rata amount to make an offer to purchase a pro rata amount of Series A CCWH Subordinated Notes.

The indenture governing the Series A CCWH Subordinated Notes does not include limitations on dividends, distributions, investments or asset sales.

The indenture governing the Series B CCWH Subordinated Notes contains covenants that limit us and our restricted subsidiaries ability to, among other things:

•	incur or guarantee additional debt or issue certain preferred stock;

•	make certain investments;

•	create restrictions on the payment of dividends or other amounts to us from our restricted subsidiaries that are not guarantors of the notes;

•	enter into certain transactions with affiliates;

•	merge or consolidate with another person, or sell or otherwise dispose of all or substantially all of our assets;

•	sell certain assets, including capital stock of our subsidiaries;

•	designate our subsidiaries as unrestricted subsidiaries; and

•	pay dividends, redeem or repurchase capital stock or make other restricted payments.

The Series A CCWH Subordinated Notes indenture and Series B CCWH Subordinated Notes indenture restrict CCOH’s ability to incur additional indebtedness but permit us to incur additional indebtedness based on an incurrence test. In order to incur additional indebtedness under this test, our debt to adjusted EBITDA ratios (as defined by the indentures) must be lower than 7.0:1. The indentures contain certain other exceptions that allow us to incur additional indebtedness. The Series B CCWH Subordinated Notes indenture also permits us to pay dividends from the proceeds of indebtedness or the proceeds from asset sales if its debt to adjusted EBITDA ratios (as defined by the indentures) is lower than 7.0:1. The Series A CCWH Senior Subordinated Notes indenture does not limit our ability to pay dividends. The Series B CCWH Subordinated Notes indenture contains certain exceptions that allow us to pay dividends, including (i) $525.0 million of dividends made pursuant to general restricted payment baskets and (ii) dividends made using proceeds received upon a demand by us of amounts outstanding under the revolving promissory note issued by iHeartCommunications to us.

Senior Revolving Credit Facility Due 2018

During the third quarter of 2013, we entered into a five-year senior secured revolving credit facility with an aggregate principal amount of $75.0 million. The revolving credit facility may be used for working capital needs, to issue letters of credit and for other general corporate purposes. At December 31, 2014, there were no amounts outstanding under the revolving credit facility, and $63.7 million of letters of credit under the revolving credit facility, which reduce availability under the facility.

Other Debt

Other debt consists primarily of loans with international banks. At December 31, 2014, approximately $15.1 million was outstanding as other debt.

iHeartCommunications’ Debt Covenants

The iHeartCommunications’ senior secured credit facility contains a significant financial covenant which requires iHeartCommunications to comply on a quarterly basis with a financial covenant limiting the ratio of its consolidated secured debt, net of cash and cash equivalents, to consolidated EBITDA for the preceding four quarters (maximum of 8.75:1). In its Annual Report on Form 10-K filed with the SEC on February 19, 2015, iHeartCommunications stated that it was in compliance with this covenant as of December 31, 2014.

Dispositions and Other

2014

During 2014, we sold our 50% interest in Buspak, recognizing a gain on the sale of $4.5 million.

2013

During 2013, our Americas segment divested certain outdoor advertising assets in Times Square for approximately $18.7 million resulting in a gain of $12.2 million included in “Other operating income, net.”

2012

During 2012, our International segment sold its international neon business and its outdoor advertising business in Romania, resulting in an aggregate gain of $39.7 million included in “Other operating income, net.”

Uses of Capital

Debt Repurchases

During November 2012, CCWH repurchased $1,724.7 million aggregate principal amount of the Existing CCWH Senior Notes in a tender offer for the Existing CCWH Senior Notes. Simultaneously with the early settlement of the tender offer, CCWH called for redemption all of the remaining $775.3 million aggregate principal amount of Existing CCWH Senior Notes that were not purchased on the early settlement date of the tender offer. In connection with the redemption, CCWH satisfied and discharged its obligations under the Existing CCWH Senior Notes indentures by depositing with the trustee sufficient funds to pay the redemption price, plus accrued and unpaid interest on the remaining outstanding Existing CCWH Senior Notes to, but not including, the December 19, 2012 redemption date.

Capital Expenditures

Our capital expenditures for the years ended December 31, 2014, 2013 and 2012 were as follows:

(In millions)	Years Ended December 31,
	2014	2013	2012
Americas advertising	$97.0	$89.0	$117.7
International advertising	130.2	108.5	150.1
Corporate	4.0	8.7	7.8

Total capital expenditures	$231.2	$206.2	$275.6

Our capital expenditures are not of significant size individually and primarily relate to the ongoing deployment of digital displays and improvements to traditional displays in our Americas segment as well as new billboard and street furniture contracts and renewals of existing contracts in our International segment.

Part of our long-term strategy is to pursue the technology of digital displays, including flat screens, LCDs and LEDs, as alternatives to traditional methods of displaying our clients’ advertisements. We are currently installing these technologies in certain markets. We believe cash flow from operations will be sufficient to fund these expenditures because we expect enhanced margins through: (i) lower cost of production as the advertisements will be digital and controlled by a central computer network, (ii) decreased down time on displays because the advertisements will be digitally changed rather than manually posted paper or vinyl on the face of the display, and (iii) incremental revenue through more targeted and time specific advertisements.

Commitments, Contingencies and Guarantees

We are currently involved in certain legal proceedings arising in the ordinary course of business and, as required, have accrued our estimate of the probable costs for resolution of those claims for which the occurrence of loss is probable and the amount can be reasonably estimated. These estimates have been developed in consultation with counsel and are based upon an analysis of potential results, assuming a combination of litigation and settlement strategies. It is possible, however, that future results of operations for any particular period could be materially affected by changes in our assumptions or the effectiveness of our strategies related to these proceedings. Please see Item 3. Legal Proceedings within Part I of the Annual Report on Form 10-K.

Our short and long term cash requirements include minimum annual guarantees for our street furniture contracts and operating leases. Noncancelable contracts and operating lease requirements are included in our direct operating expenses, which historically have been satisfied by cash flows from operations. For 2015, we are committed to $436.1 million and $335.1 million for minimum annual guarantees and operating leases, respectively. Our long-term commitments for minimum annual guarantees, operating leases and capital expenditure requirements are included in the table below.

Certain agreements relating to acquisitions provide for purchase price adjustments and other future contingent payments based on the financial performance of the acquired companies generally over a one to five year period. The aggregate of these contingent payments, if performance targets are met, would not significantly impact our financial position or results of operations.

In addition to the scheduled maturities on debt issued by CCWH, we have future cash obligations under various types of contracts. We lease office space, certain equipment and the majority of the land occupied by our advertising structures under long-term operating leases. Some of our lease agreements contain renewal options and annual rental escalation clauses (generally tied to the consumer price index), as well as provisions for our payment of utilities and maintenance.

We have minimum franchise payments associated with non-cancelable contracts that enable us to display advertising on such media as buses, trains, bus shelters and terminals. The majority of these contracts contain rent provisions that are calculated as the greater of a percentage of the relevant advertising revenue or a specified guaranteed minimum annual payment.

The scheduled maturities of the CCWH Senior Notes, CCWH Subordinated Notes and other debt outstanding, and our future minimum rental commitments under non-cancelable lease agreements, minimum payments under other non-cancelable contracts, capital expenditure commitments and other long-term obligations as of December 31, 2014, are as follows:

(In thousands)	Payments due by Period
Contractual Obligations	Total	2015	2016-2017	2018-2019	Thereafter
Long-term Debt:
CCWH Senior Notes	$2,725,000	$—	$—	$—	$2,725,000
CCWH Senior Subordinated Notes	2,200,000	—	—	—	2,200,000
Other Long-term Debt	15,107	3,461	10,702	185	759
Interest payments on long-term debt (1)	2,270,174	345,415	690,526	689,879	544,354
Non-cancelable operating leases	2,199,414	335,076	480,309	372,603	1,011,426
Non-cancelable contracts	1,744,690	436,066	562,153	410,413	336,058
Employment contracts	11,000	5,971	4,961	68	—
Capital expenditures	209,487	55,968	137,438	1,679	14,402
Unrecognized tax benefits (2)	25,279	—	—	—	25,279
Other long-term obligations (3)	208,963	(725)	7,339	10,845	191,504

Total	$11,609,114	$1,181,232	$1,893,428	$1,485,672	$7,048,782

(1)	Interest payments on long-term debt consist primarily of interest on the CCWH Senior Notes and the CCWH Senior Subordinated Notes.
(2)	The non-current portion of the unrecognized tax benefits is included in the “Thereafter” column as we cannot reasonably estimate the timing or amounts of additional cash payments, if any, at this time. For additional information, see Note 9 included in Item 8 of Part II of the Annual Report on Form 10-K.
(3)	Other long-term obligations consist of $48.2 million related to asset retirement obligations recorded pursuant to ASC 410-20, which assumes the underlying assets will be removed at some period over the next 50 years. Also included in the table is $40.0 million related to retirement plans and $120.8 million related to other long-term obligations with a specific maturity.

SEASONALITY

Typically, both our Americas and International segments experience their lowest financial performance in the first quarter of the calendar year, with International historically experiencing a loss from operations in that period. Our International segment typically experiences its strongest performance in the second and fourth quarters of the calendar year. We expect this trend to continue in the future.

MARKET RISK

We are exposed to market risks arising from changes in market rates and prices, including movements in equity security prices and foreign currency exchange rates.

Foreign Currency Exchange Rate Risk

We have operations in countries throughout the world. Foreign operations are measured in their local currencies. As a result, our financial results could be affected by factors such as changes in foreign currency exchange rates or weak economic conditions in the foreign markets in which we have operations. We believe we mitigate a small portion of our exposure to foreign currency fluctuations with a natural hedge through borrowings in currencies other than the U.S. dollar. Our foreign operations reported net income of $81 million for the year ended December 31, 2014. We estimate a 10% increase in the value of the U.S. dollar relative to foreign currencies would have increased our net loss for the year ended December 31, 2014 by $8.1 million. A 10% decrease in the value of the U.S. dollar relative to foreign currencies during year ended December 31, 2014 would have decreased our net loss by a corresponding amount.

This analysis does not consider the implications that such currency fluctuations could have on the overall economic activity that could exist in such an environment in the U.S. or the foreign countries or on the results of operations of these foreign entities.

Inflation

Inflation is a factor in the economies in which we do business and we continue to seek ways to mitigate its effect. Inflation has affected our performance in terms of higher costs for wages, salaries and equipment. Although the exact impact of inflation is indeterminable, we believe we have offset these higher costs by increasing the effective advertising rates of most of our outdoor display faces.

NEW ACCOUNTING PRONOUNCEMENTS

During the first quarter of 2014, the Company adopted the Financial Accounting Standards Board’s (“FASB”) ASU No. 2013-04, Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date. This update provides guidance for the recognition, measurement and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date. The amendments are effective for fiscal years (and interim periods within) beginning after December 15, 2013 and are to be applied retrospectively to all prior periods presented for such obligations that exist at the beginning of an entity’s fiscal year of adoption. The adoption of this guidance did not have a material effect on the Company’s consolidated financial statements.

During the first quarter of 2014, the Company adopted the FASB’s ASU No. 2013-05, Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity of an Investment in a Foreign Entity. The amendments are effective prospectively for the fiscal years (and interim periods within) beginning after December 15, 2013 and provide clarification guidance for the release of the cumulative translation adjustment under current U.S. GAAP. The adoption of this guidance did not have a material effect on the Company’s consolidated financial statements

During the first quarter of 2014, the Company adopted the FASB’s ASU No. 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. This update requires unrecognized tax benefits to be offset against a deferred tax asset for a net operating loss carryforward, similar tax loss or tax credit carryforward in certain situations. The amendments are effective prospectively for the fiscal years (and interim periods within) beginning after December 15, 2013. The adoption of this guidance did not have a material effect on the Company’s consolidated financial statements.

During the second quarter of 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers. This new standard provides guidance for the recognition, measurement and disclosure of revenue resulting from contracts with customers and will supersede virtually all of the current revenue recognition guidance under U.S. GAAP. The standard is effective for the first interim period within annual reporting periods beginning after December 15, 2016. The Company is currently evaluating the impact of the provisions of this new standard on its financial position and results of operations.

During the third quarter of 2014, the FASB issued ASU No. 2014-12, Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period. This new standard clarifies that a performance target in a share-based compensation award that could be achieved after an employee completes the requisite service period should be treated as a performance condition that affects the vesting of the award. The standard is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2015. The Company is currently evaluating the impact of the provisions of this new standard on its financial position and results of operations.

CRITICAL ACCOUNTING ESTIMATES

The preparation of our financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. On an ongoing basis, we evaluate our estimates that are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. The result of these evaluations forms the basis for making judgments about the carrying values of assets and liabilities and the reported amount of expenses that are not readily apparent from other sources. Because future events and their effects cannot be determined with certainty, actual results could differ from our assumptions and estimates, and such difference could be material. Our significant accounting policies are discussed in the notes to our consolidated financial statements included in Item 8 of Part II of the Annual Report on Form 10-K. Management believes that the following accounting estimates are the most critical to aid in fully understanding and evaluating our reported financial results, and they require management’s most difficult, subjective or complex judgments, resulting from the need to make estimates about the effect of matters that are inherently uncertain. The following narrative describes these critical accounting estimates, the judgments and assumptions and the effect if actual results differ from these assumptions.

Allowance for Doubtful Accounts

We evaluate the collectability of our accounts receivable based on a combination of factors. In circumstances where we are aware of a specific customer’s inability to meet its financial obligations, we record a specific reserve to reduce the amounts recorded to what we believe will be collected. For all other customers, we recognize reserves for bad debt based on historical experience for each business unit, adjusted for relative improvements or deteriorations in the agings and changes in current economic conditions.

If our agings were to improve or deteriorate resulting in a 10% change in our allowance, we estimated that our bad debt expense for the year ended December 31, 2014 would have changed by approximately $2.4 million.

Long-lived Assets

Long-lived assets, including structures and other property, plant and equipment and definite-lived intangibles, are reported at historical cost less accumulated depreciation. We estimate the useful lives for various types of advertising structures and other long-lived assets based on our historical experience and our plans regarding how we intend to use those assets. Advertising structures have different lives depending on their nature, with large format bulletins generally having longer depreciable lives and posters and other displays having shorter depreciable lives. Street furniture and transit displays are depreciated over their estimated useful lives or appropriate contractual periods, whichever is shorter. Our experience indicates that the estimated useful lives applied to our portfolio of assets have been reasonable, and we do not expect significant changes to the estimated useful lives of our long-lived assets in the future. When we determine that structures or other long-lived assets will be disposed of prior to the end of their useful lives, we estimate the revised useful lives and depreciate the assets over the revised period. We also review long-lived assets for impairment when events and circumstances indicate that depreciable and amortizable long-lived assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amounts of those assets. When specific assets are determined to be unrecoverable, the cost basis of the asset is reduced to reflect the current fair market value.

We use various assumptions in determining the remaining useful lives of assets to be disposed of prior to the end of their useful lives and in determining the current fair market value of long-lived assets that are determined to be unrecoverable. Estimated useful lives and fair values are sensitive to factors including contractual commitments, regulatory requirements, future expected cash flows, industry growth rates and discount rates, as well as future salvage values. Our impairment loss calculations require management to apply judgment in estimating future cash flows, including forecasting useful lives of the assets and selecting the discount rate that reflects the risk inherent in future cash flows.

If actual results are not consistent with our assumptions and judgments used in estimating future cash flows and asset fair values, we may be exposed to future impairment losses that could be material to our results of operations.

Indefinite-lived Intangible Assets

Indefinite-lived intangible assets, such as our billboard permits, are reviewed annually for possible impairment using the direct valuation method as prescribed in ASC 805-20-S99. Under the direct valuation method, the estimated fair value of the indefinite-lived intangible assets was calculated at the market level as prescribed by ASC 350-30-35. Under the direct valuation method, it is assumed that rather than acquiring indefinite-lived intangible assets as a part of a going concern business, the buyer hypothetically obtains indefinite-lived intangible assets and builds a new operation with similar attributes from scratch. Thus, the buyer incurs start-up costs during the build-up phase which are normally associated with going concern value. Initial capital costs are deducted from the discounted cash flows model which results in value that is directly attributable to the indefinite-lived intangible assets.

Our key assumptions using the direct valuation method are market revenue growth rates, market share, profit margin, duration and profile of the build-up period, estimated start-up capital costs and losses incurred during the build-up period, the risk-adjusted discount rate and terminal values. This data is populated using industry normalized information representing an average asset within a market.

On October 1, 2014, we performed our annual impairment test in accordance with ASC 350-30-35 and recognized no impairment charges for indefinite-lived intangible assets.

In determining the fair value of our billboard permits, the following key assumptions were used:

•	Industry revenue growth forecast at 3.0% was used for the initial four-year period;

•	3% revenue growth was assumed beyond the initial four-year period;

•	Revenue was grown over a build-up period, reaching maturity by year 2;

•	Operating margins gradually climb to the industry average margin of up to 56%, depending on market size, by year 3; and

•	Assumed discount rate of 8.5%.

While we believe we have made reasonable estimates and utilized appropriate assumptions to calculate the fair value of our indefinite-lived intangible assets, it is possible a material change could occur. If future results are not consistent with our assumptions and estimates, we may be exposed to impairment charges in the future. The following table shows the decline in the fair value of our indefinite-lived intangible assets that would result from a 100 basis point decline in our discrete and terminal period revenue growth rate and profit margin assumptions and a 100 basis point increase in our discount rate assumption:

(In thousands)
Description	Revenue growth rate	Profit margin	Discount rates
Billboard permits	$803,300	$137,600	$807,000

The estimated fair value of our billboard permits at October 1, 2014 was $2.6 billion while the carrying value was $1.1 billion.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of identifiable net assets acquired in business combinations. We test goodwill at interim dates if events or changes in circumstances indicate that goodwill might be impaired. The fair value of our reporting units is used to apply value to the net assets of each reporting unit. To the extent that the carrying amount of net assets would exceed the fair value, an impairment charge may be required to be recorded.

The discounted cash flow approach we use for valuing goodwill as part of the two-step impairment testing approach involves estimating future cash flows expected to be generated from the related assets, discounted to their present value using a risk-adjusted discount rate. Terminal values are also estimated and discounted to their present value.

On October 1, 2014, we performed our annual impairment test in accordance with ASC 350-30-35, resulting in no goodwill impairment charge. In determining the fair value of our reporting units, we used the following assumptions:

•	Expected cash flows underlying our business plans for the periods 2014 through 2018. Our cash flow assumptions are based on detailed, multi-year forecasts performed by each of our operating segments, and reflect the advertising outlook across our businesses.

•	Cash flows beyond 2018 are projected to grow at a perpetual growth rate, which we estimated at 3%.

•	In order to risk adjust the cash flow projections in determining fair value; we utilized a discount rate of approximately 8.5% to 12% for each of our reporting units.

Based on our annual assessment using the assumptions described above, a hypothetical 25% reduction in the estimated fair value in each of our reporting units would not result in a material impairment condition.

While we believe we have made reasonable estimates and utilized appropriate assumptions to calculate the estimated fair value of our reporting units, it is possible a material change could occur. If future results are not consistent with our assumptions and estimates, we may be exposed to impairment charges in the future. The following table shows the decline in the fair value of each of our reportable segments that would result from a 100 basis point decline in our discrete and terminal period revenue growth rate and profit margin assumptions and a 100 basis point increase in our discount rate assumption:

(In thousands)
Description	Revenue growth rate	Profit margin	Discount rates
Americas	$790,000	$160,000	$740,000
International	$440,000	$240,000	$400,000

Tax Accruals

Our estimates of income taxes and the significant items giving rise to the deferred tax assets and liabilities are shown in the notes to our consolidated financial statements and reflect our assessment of actual future taxes to be paid on items reflected in the financial statements, giving consideration to both timing and probability of these estimates. Actual income taxes could vary from these estimates due to future changes in income tax law or results from the final review of our tax returns by Federal, state or foreign tax authorities.

We use our judgment to determine whether it is more likely than not that our deferred tax assets will be realized. Deferred tax assets are reduced by valuation allowances if the Company believes it is more likely than not that some portion or the entire asset will not be realized.

We use our judgment to determine whether it is more likely than not that we will sustain positions that we have taken on tax returns and, if so, the amount of benefit to initially recognize within our financial statements. We regularly review our uncertain tax positions and adjust our unrecognized tax benefits (UTBs) in light of changes in facts and circumstances, such as changes in tax law, interactions with taxing authorities and developments in case law. These adjustments to our UTBs may affect our income tax expense. Settlement of uncertain tax positions may require use of our cash.

Litigation Accruals

We are currently involved in certain legal proceedings. Based on current assumptions, we have accrued an estimate of the probable costs for the resolution of those claims for which the occurrence of loss is probable and the amount can be reasonably estimated. Future results of operations could be materially affected by changes in these assumptions or the effectiveness of our strategies related to these proceedings.

Management’s estimates used have been developed in consultation with counsel and are based upon an analysis of potential results, assuming a combination of litigation and settlement strategies.

Asset Retirement Obligations

ASC 410-20 requires us to estimate our obligation upon the termination or nonrenewal of a lease, to dismantle and remove our billboard structures from the leased land and to reclaim the site to its original condition.

Due to the high rate of lease renewals over a long period of time, our calculation assumes all related assets will be removed at some period over the next 50 years. An estimate of third-party cost information is used with respect to the dismantling of the structures and the reclamation of the site. The interest rate used to calculate the present value of such costs over the retirement period is based on an estimated risk-adjusted credit rate for the same period. If our assumption of the risk-adjusted credit rate used to discount current year additions to the asset retirement obligation decreased approximately 1%, our liability as of December 31, 2014 would not be materially impacted. Similarly, if our assumption of the risk-adjusted credit rate increased approximately 1%, our liability would not be materially impacted.

Share-Based Compensation

Under the fair value recognition provisions of ASC 718-10, share-based compensation cost is measured at the grant date based on the fair value of the award. Determining the fair value of share-based awards at the grant date requires assumptions and judgments about expected volatility and forfeiture rates, among other factors. If actual results differ significantly from these estimates, our results of operations could be materially impacted.

ITEM 7A.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Required information is located within Item 7 of Part II of the Annual Report on Form 10-K.

ITEM 8.	FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

MANAGEMENT’S REPORT ON FINANCIAL STATEMENTS

The consolidated financial statements and notes related thereto were prepared by and are the responsibility of management. The financial statements and related notes were prepared in conformity with U.S. generally accepted accounting principles and include amounts based upon management’s best estimates and judgments.

It is management’s objective to ensure the integrity and objectivity of its financial data through systems of internal controls designed to provide reasonable assurance that all transactions are properly recorded in our books and records, that assets are safeguarded from unauthorized use and that financial records are reliable to serve as a basis for preparation of financial statements.

The financial statements have been audited by our independent registered public accounting firm, Ernst & Young LLP, to the extent required by auditing standards of the Public Company Accounting Oversight Board (United States) and, accordingly, they have expressed their professional opinion on the financial statements in their report included herein.

The Board of Directors meets with the independent registered public accounting firm and management periodically to satisfy itself that they are properly discharging their responsibilities. The independent registered public accounting firm has unrestricted access to the Board, without management present, to discuss the results of their audit and the quality of financial reporting and internal accounting controls.

/s/ C. William Eccleshare
Chief Executive Officer

/s/ Richard J. Bressler
Chief Financial Officer

/s/ Scott D. Hamilton
Senior Vice President and Chief Accounting Officer

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Clear Channel Outdoor Holdings, Inc.

We have audited the accompanying consolidated balance sheets of Clear Channel Outdoor Holdings, Inc. and subsidiaries (the Company) as of December 31, 2014 and 2013, and the related consolidated statements of comprehensive loss, changes in shareholders’ equity (deficit) and cash flows for each of the three years in the period ended December 31, 2014. Our audits also included the financial statement schedule listed in the Index at Item 15(a)2. These financial statements and schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Clear Channel Outdoor Holdings, Inc. and subsidiaries at December 31, 2014 and 2013, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) and our report dated February 19, 2015 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP
San Antonio, Texas
February 19, 2015

CONSOLIDATED BALANCE SHEETS

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

(In thousands)	December 31, 2014	December 31, 2013
CURRENT ASSETS
Cash and cash equivalents	$186,204	$314,545
Accounts receivable, net of allowance of $24,308 in 2014 and $33,127 in 2013	697,811	710,529
Prepaid expenses	134,041	145,021
Other current assets	61,893	68,333

Total Current Assets	1,079,949	1,238,428
PROPERTY, PLANT AND EQUIPMENT
Structures, net	1,614,199	1,765,510
Other property, plant and equipment, net	291,452	315,588
INTANGIBLE ASSETS AND GOODWILL
Indefinite-lived intangibles	1,066,748	1,067,783
Other intangibles, net	412,064	487,926
Goodwill	817,112	850,134
OTHER ASSETS
Due from iHeartCommunications	947,806	879,108
Other assets	133,081	154,915

Total Assets	$6,362,411	$6,759,392

CURRENT LIABILITIES
Accounts payable	$75,915	$85,882
Accrued expenses	543,818	563,766
Deferred income	94,635	107,943
Current portion of long-term debt	3,461	15,999

Total Current Liabilities	717,829	773,590

Long-term debt	4,930,468	4,919,377
Deferred tax liability	620,255	656,150
Other long-term liabilities	234,800	250,167

SHAREHOLDERS’ EQUITY
Noncontrolling interest	203,334	202,046
Preferred stock, $.01 par value, 150,000,000 shares authorized, no shares issued and outstanding	—	—
Class A common stock, $.01 par value, 750,000,000 shares authorized, 45,231,282 and 44,117,843 shares issued in 2014 and 2013, respectively	452	441
Class B common stock, $.01 par value, 600,000,000 shares authorized, 315,000,000 shares issued and outstanding	3,150	3,150
Additional paid-in capital	4,167,233	4,332,045
Accumulated deficit	(4,172,565)	(4,162,975)
Accumulated other comprehensive loss	(341,353)	(213,572)
Cost of shares (140,702 in 2014 and 116,264 in 2013) held in treasury	(1,192)	(1,027)

Total Shareholders’ Equity (Deficit)	(140,941)	160,108

Total Liabilities and Shareholders’ Equity	$6,362,411	$6,759,392

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

(In thousands, except per share data)	Years Ended December 31,
	2014	2013	2012
Revenue	$2,961,259	$2,946,190	$2,946,944
Operating expenses:
Direct operating expenses (excludes depreciation and amortization)	1,596,888	1,594,728	1,603,492
Selling, general and administrative expenses (excludes depreciation and amortization)	548,519	543,572	574,662
Corporate expenses (excludes depreciation and amortization)	130,894	124,399	115,832
Depreciation and amortization	406,243	403,170	399,264
Impairment charges	3,530	13,150	37,651
Other operating income, net	7,259	22,979	50,943

Operating income	282,444	290,150	266,986
Interest expense	353,265	352,783	373,876
Interest income on Due from iHeartCommunications	60,179	54,210	63,761
Loss on marketable securities	—	(18)	(2,578)
Equity in earnings (loss) of nonconsolidated affiliates	3,789	(2,092)	843
Loss on extinguishment of debt	—	—	(221,071)
Other income (expense), net	15,185	1,016	(364)

Income (loss) before income taxes	8,332	(9,517)	(266,299)
Income tax benefit (expense)	8,787	(14,809)	107,089

Consolidated net income (loss)	17,119	(24,326)	(159,210)
Less amount attributable to noncontrolling interest	26,709	24,134	23,902

Net loss attributable to the Company	$(9,590)	$(48,460)	$(183,112)

Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	(123,104)	(9,654)	35,485
Unrealized holding gain (loss) on marketable securities	327	1,187	(2,573)
Other adjustments to comprehensive income (loss)	(11,438)	6,732	1,135
Reclassification adjustments	8	(1,432)	2,045

Other comprehensive income (loss)	(134,207)	(3,167)	36,092

Comprehensive loss	(143,797)	(51,627)	(147,020)
Less amount attributable to noncontrolling interest	(6,426)	(2,194)	1,703

Comprehensive loss attributable to the Company	$(137,371)	$(49,433)	$(148,723)

Net loss attributable to the Company per common share:
Basic	$(0.03)	$(0.14)	$(0.54)
Weighted average common shares outstanding—Basic	358,565	357,662	356,915
Diluted	$(0.03)	$(0.14)	$(0.54)
Weighted average common shares outstanding—Diluted	358,565	357,662	356,915

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’

EQUITY (DEFICIT) OF

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

				Controlling Interest
(In thousands, except share data)	Class A Common Shares Issued	Class B Common Shares Issued	Non- controlling Interest	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Treasury Stock	Total
Balances at December 31, 2011	41,138,735	315,000,000	$231,530	$3,561	$6,684,497	$(3,931,403)	$(246,988)	$(970)	$2,740,227
Net income	—	—	23,902	—	—	(183,112)	—	—	(159,210)
Exercise of stock options and other	1,219,128	—	—	13	6,372	—	—	(3)	6,382
Share-based payments	—	—	—	—	10,589	—	—	—	10,589
Dividends declared and paid ($6.0832/share)	—	—	—	—	(2,170,396)	—	—	—	(2,170,396)
Other	—	—	(9,201)	—	(8,394)	—	—	—	(17,595)
Other comprehensive income (loss)	—	—	1,703	—	—	—	34,389	—	36,092

Balances at December 31, 2012	42,357,863	315,000,000	$247,934	$3,574	$4,522,668	$(4,114,515)	$(212,599)	$(973)	$446,089
Net income (loss)	—	—	24,134	—	—	(48,460)	—	—	(24,326)
Exercise of stock options and other	1,759,980	—	—	17	4,228	—	—	(54)	4,191
Share-based payments	—	—	—	—	7,725	—	—	—	7,725
Dividends and other payments to noncontrolling interests	—	—	(68,441)	—	—	—	—	—	(68,441)
Dividends declared and paid ($0.5578/share)	—	—	—	—	(200,010)	—	—	—	(200,010)
Other	—	—	613	—	(2,566)	—	—	—	(1,953)
Other comprehensive income	—	—	(2,194)	—	—	—	(973)	—	(3,167)

Balances at December 31, 2013	44,117,843	315,000,000	$202,046	$3,591	$4,332,045	$(4,162,975)	$(213,572)	$(1,027)	$160,108
Net income (loss)	—	—	26,709	—	—	(9,590)	—	—	17,119
Exercise of stock options and other	1,113,439	—	—	11	2,390	—	—	(165)	2,236
Share-based payments	—	—	—	—	7,743	—	—	—	7,743
Dividends and other payments to noncontrolling interests	—	—	(18,995)	—	—	—	—	—	(18,995)
Dividends declared and paid ($0.4865/share)	—	—	—	—	(175,022)	—	—	—	(175,022)
Other	—	—	—	—	77	—	—	—	77
Other comprehensive income	—	—	(6,426)	—	—	—	(127,781)	—	(134,207)

Balances at December 31, 2014	45,231,282	315,000,000	$203,334	$3,602	$4,167,233	$(4,172,565)	$(341,353)	$(1,192)	$(140,941)

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS OF

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

	Years Ended December 31,
(In thousands)	2014	2013	2012
Cash flows from operating activities:
Consolidated net income (loss)	$17,119	$(24,326)	$(159,210)
Reconciling items:
Impairment charges	3,530	13,150	37,651
Depreciation and amortization	406,243	403,170	399,264
Deferred taxes	(33,569)	(31,216)	(157,315)
Provision for doubtful accounts	7,150	5,124	7,000
Share-based compensation	7,743	7,725	10,589
Gain on sale of operating and fixed assets	(7,801)	(22,979)	(50,943)
Loss on marketable securities	—	18	2,578
Amortization of deferred financing charges and note discounts, net	8,660	8,562	10,963
Loss on extinguishment of debt	—	—	221,071
Other reconciling items, net	(18,250)	2,188	112
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
(Increase) decrease in accounts receivable	(38,618)	43,429	(46,294)
Increase in accrued expenses	19,123	18,176	25,294
Increase (decrease) in accounts payable	(4,460)	(10,407)	2,503
Increase (decrease) in deferred income	(5,370)	334	24,069
Changes in other operating assets and liabilities	(13,077)	1,692	27,806

Net cash provided by operating activities	348,423	414,640	355,138

Cash flows from investing activities:
Purchases of property, plant and equipment	(231,169)	(206,187)	(275,577)
Proceeds from disposal of assets	12,861	42,134	56,433
Purchases of other operating assets	(573)	(10,483)	(5,719)
Proceeds from sale of investment securities	15,834	—	—
Purchases of businesses	—	—	(4,721)
Change in other, net	(3,384)	(3,143)	(4,164)

Net cash used for investing activities	(206,431)	(177,679)	(233,748)

Cash flows from financing activities:
Draws on credit facilities	3,010	2,752	2,063
Payments on credit facilities	(3,682)	(4,815)	(3,368)
Proceeds from long-term debt	—	—	4,917,643
Payments on long-term debt	(48)	(6,626)	(2,700,786)
Net transfers to iHeartCommunications	(68,804)	(149,957)	(73,127)
Deferred financing charges	—	(344)	(69,988)
Payments to repurchase noncontrolling interests	—	(61,143)	(7,040)
Dividends and other payments to noncontrolling interests	(18,995)	(68,442)	(6,931)
Dividends paid	(175,022)	(200,010)	(2,170,396)
Change in other, net	2,232	4,192	6,381

Net cash used for financing activities	(261,309)	(484,393)	(105,549)

Effect of exchange rate changes on cash	(9,024)	(2)	3,483

Net increase (decrease) in cash and cash equivalents	(128,341)	(247,434)	19,324
Cash and cash equivalents at beginning of year	314,545	561,979	542,655

Cash and cash equivalents at end of year	$186,204	$314,545	$561,979

SUPPLEMENTAL DISCLOSURES:
Cash paid during the year for interest	$347,786	$346,833	$381,346
Cash paid during the year for income taxes	43,275	46,262	48,424

See Notes to Consolidated Financial Statements

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Clear Channel Outdoor Holdings, Inc. (the “Company”) is an outdoor advertising company which owns or operates advertising display faces domestically and internationally. On November 11, 2005, the Company became a publicly traded company through an initial public offering (“IPO”), in which 10%, or 35.0 million shares, of the Company’s Class A common stock was sold. Prior to the IPO, the Company was an indirect wholly-owned subsidiary of iHeartCommunications, Inc. (“iHeartCommunications”), a diversified media and entertainment company. As of December 31, 2014, iHeartCommunications indirectly holds all of the 315.0 million shares of Class B common stock outstanding and 6,553,971 shares of Class A common stock, collectively representing approximately 89% of the shares outstanding and approximately 99% of the voting power. On January 7, 2015, a subsidiary of iHeartCommunications purchased an additional 2,000,000 shares of our Class A common stock, increasing iHeartCommunications’ collective holdings to represent slightly less than 90% of the outstanding shares of common stock. The holders of Class A common stock and Class B common stock have identical rights, except holders of Class A common stock are entitled to one vote per share while holders of Class B common stock are entitled to 20 votes per share. The Class B shares of common stock are convertible, at the option of the holder at any time or upon any transfer, into shares of Class A common stock on a one-for-one basis, subject to certain limited exceptions.

The Company operates in the outdoor advertising industry by selling advertising on billboards, street furniture displays, transit displays and other advertising displays. The Company has two reportable business segments: Americas and International. The Americas segment primarily includes operations in the United States and Canada; the International segment primarily includes operations in Europe, Asia, Latin America and Australia.

Agreements with iHeartCommunications

There are several agreements which govern the Company’s relationship with iHeartCommunications including the Master Agreement, Corporate Services Agreement, Employee Matters Agreement and Tax Matters Agreement. iHeartCommunications has the right to terminate these agreements in various circumstances. As of the date of the filing of this report, no notice of termination of any of these agreements has been received from iHeartCommunications.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates, judgments, and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes including, but not limited to, legal, tax and insurance accruals. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. Actual results could differ from those estimates.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its subsidiaries. Also included in the consolidated financial statements are entities for which the Company has a controlling financial interest or is the primary beneficiary. Investments in companies in which the Company owns 20 percent to 50 percent of the voting common stock or otherwise exercises significant influence over operating and financial policies of the Company are accounted for using the equity method of accounting. All significant intercompany accounts have been eliminated in consolidation.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Certain prior period amounts have been reclassified to conform to the 2014 presentation.

Cash and Cash Equivalents

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less.

Accounts Receivable

Accounts receivable are recorded at the invoiced amount, net of reserves for sales returns and allowances, and allowances for doubtful accounts. The Company evaluates the collectability of its accounts receivable based on a combination of factors. In circumstances where it is aware of a specific customer’s inability to meet its financial obligations, it records a specific reserve to reduce the amounts recorded to what it believes will be collected. For all other customers, it recognizes reserves for bad debt based on historical experience of bad debts as a percent of revenue for each business unit, adjusted for relative improvements or deteriorations in the agings and changes in current economic conditions. The Company believes its concentration of credit risk is limited due to the large number and the geographic diversification of its customers.

Business Combinations

The Company accounts for its business combinations under the acquisition method of accounting. The total cost of an acquisition is allocated to the underlying identifiable net assets, based on their respective estimated fair values. The excess of the purchase price over the estimated fair values of the net assets acquired is recorded as goodwill. Determining the fair value of assets acquired and liabilities assumed requires management’s judgment and often involves the use of significant estimates and assumptions, including assumptions with respect to future cash inflows and outflows, discount rates, asset lives and market multiples, among other items. Various acquisition agreements may include contingent purchase consideration based on performance requirements of the investee. The Company accounts for these payments in conformity with the provisions of ASC 805-20-30, which establish the requirements related to recognition of certain assets and liabilities arising from contingencies.

Property, Plant and Equipment

Property, plant and equipment are stated at cost. Depreciation is computed using the straight-line method at rates that, in the opinion of management, are adequate to allocate the cost of such assets over their estimated useful lives, which are as follows:

Buildings and improvements—10 to 39 years

Structures—5 to 15 years

Furniture and other equipment—3 to 20 years

Leasehold improvements—shorter of economic life or lease term assuming renewal periods, if appropriate

For assets associated with a lease or contract, the assets are depreciated at the shorter of the economic life or the lease or contract term, assuming renewal periods, if appropriate. Expenditures for maintenance and repairs are charged to operations as incurred, whereas expenditures for renewal and betterments are capitalized.

The Company tests for possible impairment of property, plant, and equipment whenever events and circumstances indicate that depreciable assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amounts of those assets. When specific assets are determined to be unrecoverable, the cost basis of the asset is reduced to reflect the current fair market value.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Land Leases and Other Structure Leases

Most of the Company’s advertising structures are located on leased land. Americas land leases are typically paid in advance for periods ranging from one to 12 months. International land leases are paid both in advance and in arrears, for periods ranging from one to 12 months. Most international street furniture display faces are operated through contracts with municipalities for up to 20 years. The leased land and street furniture contracts often include a percent of revenue to be paid along with a base rent payment. Prepaid land leases are recorded as an asset and expensed ratably over the related rental term and rent payments in arrears are recorded as an accrued liability.

Intangible Assets

The Company’s indefinite-lived intangible assets include billboard permits in its Americas segment. The Company’s indefinite-lived intangible assets are not subject to amortization, but are tested for impairment at least annually. The Company tests for possible impairment of indefinite-lived intangible assets whenever events or changes in circumstances, such as a significant reduction in operating cash flow or a dramatic change in the manner for which the asset is intended to be used indicate that the carrying amount of the asset may not be recoverable.

The Company performs its annual impairment test for its permits using a direct valuation technique as prescribed in ASC 805-20-S99. The Company engages Mesirow Financial Consulting, LLC (“Mesirow Financial”), a third party valuation firm, to assist the Company in the development of these assumptions and the Company’s determination of the fair value of its permits.

Other intangible assets include definite-lived intangible assets and permanent easements. The Company’s definite-lived intangible assets include primarily transit and street furniture contracts, site leases and other contractual rights, all of which are amortized over the shorter of either the respective lives of the agreements or over the period of time the assets are expected to contribute directly or indirectly to the Company’s future cash flows. The Company periodically reviews the appropriateness of the amortization periods related to its definite-lived intangible assets. These assets are recorded at cost. Permanent easements are indefinite-lived intangible assets which include certain rights to use real property not owned by the Company.

The Company tests for possible impairment of other intangible assets whenever events and circumstances indicate that they might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amounts of those assets. When specific assets are determined to be unrecoverable, the cost basis of the asset is reduced to reflect the current fair market value.

Goodwill

At least annually, the Company performs its impairment test for each reporting unit’s goodwill. In 2014 and 2013, the Company used a discounted cash flow model to determine if the carrying value of the reporting unit, including goodwill, is less than the fair value of the reporting unit. The Company identified its reporting units in accordance with ASC 350-20-55. The Company’s U.S. outdoor advertising markets are aggregated into a single reporting unit for purposes of the goodwill impairment test. The Company also determined that within its Americas segment, Canada constitutes a separate reporting unit and each country in its International outdoor segment constitutes a separate reporting unit. The Company had no impairment of goodwill for 2014. The Company recognized a non-cash impairment charge to goodwill of $10.7 million based on declining future cash flows expected in one country in the International outdoor segment for 2013. The Company had no impairment of goodwill for 2012.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Nonconsolidated Affiliates

In general, investments in which the Company owns 20 percent to 50 percent of the common stock or otherwise exercises significant influence over the investee are accounted for under the equity method. The Company does not recognize gains or losses upon the issuance of securities by any of its equity method investees. The Company reviews the value of equity method investments and records impairment charges in the statement of operations as a component of “Equity in earnings (loss) of nonconsolidated affiliates” for any decline in value that is determined to be other-than-temporary.

Other Investments

Other investments are composed primarily of equity securities. These securities are classified as available-for-sale or trading and are carried at fair value based on quoted market prices. Securities are carried at historical value when quoted market prices are unavailable. The net unrealized gains or losses on the available-for-sale securities, net of tax, are reported in accumulated other comprehensive loss as a component of shareholders’ equity (deficit). In addition, the Company holds investments that do not have quoted market prices. The Company periodically assesses the value of available-for-sale and non-marketable securities and records impairment charges in the statement of comprehensive loss for any decline in value that is determined to be other-than-temporary. The average cost method is used to compute the realized gains and losses on sales of equity securities.

The Company periodically assesses the value of its available-for-sale securities. Based on these assessments, no impairments existed at December 31, 2013 and December 31, 2014. The Company concluded that other-than-temporary impairments existed at December 31, 2012 and recorded a non-cash impairment charge of $2.6 million during that year. Such charges are recorded on the statement of operations in “Loss on marketable securities”.

Financial Instruments

Due to their short maturity, the carrying amounts of accounts and notes receivable, accounts payable, accrued liabilities and short-term borrowings approximated their fair values at December 31, 2014 and 2013.

Asset Retirement Obligation

ASC 410-20 requires the Company to estimate its obligation upon the termination or non-renewal of a lease to dismantle and remove its advertising structures from the leased land and to reclaim the site to its original condition. The Company’s asset retirement obligation is reported in “Other long-term liabilities.” The Company records the present value of obligations associated with the retirement of its advertising structures in the period in which the obligation is incurred. When the liability is recorded, the cost is capitalized as part of the related advertising structures carrying amount. Over time, accretion of the liability is recognized as an operating expense and the capitalized cost is depreciated over the expected useful life of the related asset.

Income Taxes

The Company accounts for income taxes using the liability method. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting bases and tax bases of assets and liabilities and are measured using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax asset or liability is expected to be realized or settled. Deferred tax assets are reduced by valuation allowances if the Company believes it is more likely than not that some portion or the entire asset will not be realized. Generally, all earnings from the Company’s foreign operations are permanently reinvested and

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

not distributed. The Company has not provided U.S. federal income taxes for temporary differences with respect to investments in foreign subsidiaries, which at December 31, 2014, currently result in tax basis amounts greater than the financial reporting basis. It is not apparent that these unrecognized deferred tax assets will reverse in the foreseeable future. If any excess cash held by our foreign subsidiaries were needed to fund operations in the United States, we could presently repatriate available funds without a requirement to accrue or pay U.S. taxes. This is a result of significant current and historic deficits in our foreign earnings and profits, which gives us flexibility to make future cash distributions as non-taxable returns of capital. We regularly review our tax liabilities on amounts that may be distributed in future periods and provide for foreign withholding and other current and deferred taxes on any such amounts. The determination of the amount of federal income taxes, if any, that might become due in the event that our foreign earnings are distributed is not practicable.

The operations of the Company are included in a consolidated U.S. Federal income tax return filed by iHeartMedia. However, for financial reporting purposes, the Company’s provision for income taxes has been computed on the basis that the Company files separate consolidated U.S. federal income tax returns with its subsidiaries.

Revenue Recognition

The Company’s advertising contracts cover periods of a few weeks up to one year, and are generally billed monthly. Revenue for advertising space rental is recognized ratably over the term of the contract. Advertising revenue is reported net of agency commissions. Agency commissions are calculated based on a stated percentage applied to gross billing revenue for the Company’s operations. Payments received in advance of being earned are recorded as deferred income. Revenue arrangements typically contain multiple products and services and revenues are allocated based on the relative fair value of each delivered item and recognized in accordance with the applicable revenue recognition criteria for the specific unit of accounting.

Advertising Expense

The Company records advertising expense as it is incurred. Advertising expenses were $20.1 million, $18.6 million and $17.2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Share-Based Compensation

Under the fair value recognition provisions of ASC 718-10, share-based compensation cost is measured at the grant date based on the fair value of the award. For awards that vest based on service conditions, this cost is recognized as expense on a straight-line basis over the vesting period. For awards that will vest based on market or performance conditions, this cost will be recognized when it becomes probable that the performance conditions will be satisfied. Determining the fair value of share-based awards at the grant date requires assumptions and judgments about expected volatility and forfeiture rates, among other factors.

Foreign Currency

Results of operations for foreign subsidiaries and foreign equity investees are translated into U.S. dollars using the average exchange rates during the year. The assets and liabilities of those subsidiaries and investees are translated into U.S. dollars using the exchange rates at the balance sheet date. The related translation adjustments are recorded in a separate component of shareholders’ equity (deficit), “Accumulated other comprehensive loss”. Foreign currency transaction gains and losses are included in operations.

New Accounting Pronouncements

During the first quarter of 2014, the Company adopted the Financial Accounting Standards Board’s (“FASB”) ASU No. 2013-04, Obligations Resulting from Joint and Several Liability Arrangements for Which the Total

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Amount of the Obligation Is Fixed at the Reporting Date. This update provides guidance for the recognition, measurement and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date. The amendments were effective for fiscal years (and interim periods within) beginning after December 15, 2013 and were to be applied retrospectively to all prior periods presented for such obligations that existed at the beginning of an entity’s fiscal year of adoption. The adoption of this guidance did not have a material effect on the Company’s consolidated financial statements.

During the first quarter of 2014, the Company adopted the FASB’s ASU No. 2013-05, Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity of an Investment in a Foreign Entity. The amendments were effective prospectively for the fiscal years (and interim periods within) beginning after December 15, 2013 and provide clarification guidance for the release of the cumulative translation adjustment under current U.S. GAAP. The adoption of this guidance did not have a material effect on the Company’s consolidated financial statements.

During the first quarter of 2014, the Company adopted the FASB’s ASU No. 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. This update requires unrecognized tax benefits to be offset against a deferred tax asset for a net operating loss carryforward, similar tax loss or tax credit carryforward in certain situations. The amendments were effective prospectively for the fiscal years (and interim periods within) beginning after December 15, 2013. The adoption of this guidance did not have a material effect on the Company’s consolidated financial statements

During the second quarter of 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers. This new standard provides guidance for the recognition, measurement and disclosure of revenue resulting from contracts with customers and will supersede virtually all of the current revenue recognition guidance under U.S. GAAP. The standard is effective for the first interim period within annual reporting periods beginning after December 15, 2016. The Company is currently evaluating the impact of the provisions of this new standard on its financial position and results of operations.

During the third quarter of 2014, the FASB issued ASU No. 2014-12, Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period. This new standard clarifies that a performance target in a share-based compensation award that could be achieved after an employee completes the requisite service period should be treated as a performance condition that affects the vesting of the award. The standard is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2015. The Company is currently evaluating the impact of the provisions of this new standard on its financial position and results of operations.

During the fourth quarter of 2014, the FASB issued ASU No. 2014-17, Business Combinations (Topic 805), Pushdown Accounting. This new standard provides guidance which allows an acquired entity to elect to apply pushdown accounting in its separate financial statements on a change-in-control event. The acquired entity elects whether to apply pushdown accounting individually for each change-in-control event, and may apply pushdown accounting during the reporting period in which the change-in-control event occurs. The standard is effective immediately. The adoption of this guidance did not have a material effect on the Company’s consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 2—PROPERTY, PLANT AND EQUIPMENT, INTANGIBLE ASSETS AND GOODWILL

Dispositions

During 2013, the Company’s Americas outdoor segment divested certain outdoor advertising assets in Times Square for approximately $18.7 million resulting in a gain of $12.2 million, which is included in “Other operating income, net.”

During 2012, the Company’s International outdoor segment sold its international neon business and its outdoor advertising business in Romania, resulting in an aggregate gain of $39.7 million included in “Other operating income, net.”

Property, Plant and Equipment

The Company’s property, plant and equipment consisted of the following classes of assets at December 31, 2014 and 2013, respectively.

(In thousands)	December 31, 2014	December 31, 2013
Land, buildings and improvements	$198,280	$213,670
Structures	2,999,582	3,021,152
Furniture and other equipment	152,084	147,768
Construction in progress	75,469	83,891

	3,425,415	3,466,481
Less: accumulated depreciation	1,519,764	1,385,383

Property, plant and equipment, net	$1,905,651	$2,081,098

Indefinite-lived Intangible Assets

The Company’s indefinite-lived intangible assets consist primarily of billboard permits. The Company’s billboard permits are granted for the right to operate an advertising structure at the specified location as long as the structure is in compliance with the laws and regulations of each jurisdiction. The Company’s permits are located on owned land, leased land or land for which we have acquired permanent easements. In cases where the Company’s permits are located on leased land, the leases typically have initial terms of between 10 and 20 years and renew indefinitely, with rental payments generally escalating at an inflation-based index. If the Company loses its lease, the Company will typically obtain permission to relocate the permit or bank it with the municipality for future use. Due to significant differences in both business practices and regulations, billboards in the International segment are subject to long-term, finite contracts unlike the Company’s permits in the United States and Canada. Accordingly, there are no indefinite-lived intangible assets in the International segment.

The impairment tests for indefinite-lived intangible assets consist of a comparison between the fair value of the indefinite-lived intangible asset at the market level with its carrying amount. If the carrying amount of the indefinite-lived intangible asset exceeds its fair value, an impairment loss is recognized equal to that excess. After an impairment loss is recognized, the adjusted carrying amount of the indefinite-lived asset is its new accounting basis. The fair value of the indefinite-lived asset is determined using the direct valuation method as prescribed in ASC 805-20-S99. Under the direct valuation method, the fair value of the indefinite-lived assets is calculated at the market level as prescribed by ASC 350-30-35. The Company engaged Mesirow Financial, a third-party valuation firm, to assist it in the development of the assumptions and the Company’s determination of the fair value of its indefinite-lived intangible assets.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The application of the direct valuation method attempts to isolate the income that is properly attributable to the indefinite-lived intangible asset alone (that is, apart from tangible and identified intangible assets and goodwill). It is based upon modeling a hypothetical “greenfield” build-up to a “normalized” enterprise that, by design, lacks inherent goodwill and whose only other assets have essentially been paid for (or added) as part of the build-up process. The Company forecasts revenue, expenses, and cash flows over a ten-year period for each of its markets in its application of the direct valuation method. The Company also calculates a “normalized” residual year which represents the perpetual cash flows of each market. The residual year cash flow was capitalized to arrive at the terminal value of the permits in each market.

Under the direct valuation method, it is assumed that rather than acquiring indefinite-lived intangible assets as part of a going concern business, the buyer hypothetically develops indefinite-lived intangible assets and builds a new operation with similar attributes from scratch. Thus, the buyer incurs start-up costs during the build-up phase which are normally associated with going concern value. Initial capital costs are deducted from the discounted cash flow model which results in value that is directly attributable to the indefinite-lived intangible assets.

The key assumptions using the direct valuation method are market revenue growth rates, market share, profit margin, duration and profile of the build-up period, estimated start-up capital costs and losses incurred during the build-up period, the risk-adjusted discount rate and terminal values. This data is populated using industry normalized information representing an average billboard permit within a market.

Annual Impairment Test to Billboard Permits

The Company performs its annual impairment test on October 1 of each year.

During 2014, the Company recognized no impairment charge related to billboard permits. During 2013, the Company recognized a $2.5 million impairment charge related to billboard permits in a certain market due to increased start-up costs for that market exceeding market value. During 2012, the Company recognized a $35.9 million impairment charge related to billboard permits in certain markets due to a change in the Company’s forecast of revenue growth within the markets.

Other Intangible Assets

Other intangible assets include definite-lived intangible assets and permanent easements. The Company’s definite-lived intangible assets include primarily transit and street furniture contracts, site-leases and other contractual rights, all of which are amortized over the respective lives of the agreements, or over the period of time the assets are expected to contribute directly or indirectly to the Company’s future cash flows. Permanent easements are indefinite-lived intangible assets which include certain rights to use real property not owned by the Company. During 2014, the Company recognized a $3.3 million impairment charge related to easements in three markets primarily due to declining revenue forecasts. Additionally, the Company recognized $0.2 million impairment charges related to other items. No impairment of other intangible assets were recognized during 2013 or 2012.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table presents the gross carrying amount and accumulated amortization for each major class of other intangible assets at December 31, 2014 and 2013, respectively:

(In thousands)	December 31, 2014		December 31, 2013
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Transit, street furniture and other outdoor contractual rights	$716,722	$(476,523)	$777,521	$(464,548)
Permanent easements	171,272	—	173,753	—
Other	2,912	(2,319)	2,832	(1,632)

Total	$890,906	$(478,842)	$954,106	$(466,180)

Total amortization expense related to definite-lived intangible assets was $66.8 million, $70.9 million and $75.2 million for the years ended December 31, 2014, 2013 and 2012, respectively.

As acquisitions and dispositions occur in the future, amortization expense may vary. The following table presents the Company’s estimate of amortization expense for each of the five succeeding fiscal years for definite-lived intangible assets:

(In thousands)
2015	$48,341
2016	37,938
2017	30,508
2018	22,408
2019	15,604

Annual Impairment Test to Goodwill

The Company performs its annual impairment test on October 1 of each year. Each of the Company’s advertising markets are components. The U.S. advertising markets are aggregated into a single reporting unit for purposes of the goodwill impairment test using the guidance in ASC 350-20-55. The Company also determined that within its Americas segment, Canada constitutes a separate reporting unit and each country in its International segment constitutes a separate reporting unit.

The goodwill impairment test is a two-step process. The first step, used to screen for potential impairment, compares the fair value of the reporting unit with its carrying amount, including goodwill. If applicable, the second step, used to measure the amount of the impairment loss, compares the implied fair value of the reporting unit goodwill with the carrying amount of that goodwill.

Each of the Company’s reporting units is valued using a discounted cash flow model which requires estimating future cash flows expected to be generated from the reporting unit, discounted to their present value using a risk-adjusted discount rate. Terminal values were also estimated and discounted to their present value. Assessing the recoverability of goodwill requires the Company to make estimates and assumptions about sales, operating margins, growth rates and discount rates based on its budgets, business plans, economic projections, anticipated future cash flows and marketplace data. There are inherent uncertainties related to these factors and management’s judgment in applying these factors. The Company recognized no goodwill impairment for the year ended December 31, 2014. In 2013, based on declining future cash flows expected in one country in the International segment, the Company recognized a non-cash impairment charge to goodwill of $10.7 million and recognized no goodwill impairment for its Americas segment for the year ended December 31, 2013. The Company recognized no goodwill impairment for the year ended December 31, 2012.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table presents the changes in the carrying amount of goodwill in each of the Company’s reportable segments.

(In thousands)	Americas	International	Consolidated
Balance as of December 31, 2012	$571,932	$290,316	$862,248
Impairment	—	(10,684)	(10,684)
Foreign currency	—	(974)	(974)
Dispositions	—	(456)	(456)

Balance as of December 31, 2013	$571,932	$278,202	$850,134
Foreign currency	—	(33,022)	(33,022)

Balance as of December 31, 2014	$571,932	$245,180	$817,112

The balance at December 31, 2012 is net of cumulative impairments of $2.6 billion and $315.9 million in the Company’s Americas and International segments, respectively.

NOTE 3—INVESTMENTS

The Company’s most significant investments in nonconsolidated affiliates are listed below:

Alessi

The Company owns a 49% interest in Alessi, an Italian outdoor advertising company.

Buspak

The Company owned a 50% interest in Buspak, a bus advertising company in Hong Kong. On July 18, 2014, a subsidiary of the Company sold its 50% interest in Buspak, recognizing a gain on the sale of $4.5 million.

The following table summarizes the Company’s investments in nonconsolidated affiliates:

(In thousands)	Buspak	All Others	Total
Balance as of December 31, 2012	$10,643	$5,480	$16,123
Equity in net loss	(144)	(1,948)	(2,092)
Acquisitions of investments, net	—	54	54
Other, net	—	1,301	1,301
Foreign currency translation adjustments	(4)	9	5

Balance as of December 31, 2013	$10,495	$4,896	$15,391
Equity in net earnings (loss)	5,139	(1,350)	3,789
Acquisitions (Divestitures) of investments, net	(15,821)	(333)	(16,154)
Other, net	—	2,290	2,290
Foreign currency translation adjustments	187	(110)	77

Balance as of December 31, 2014	$—	$5,393	$5,393

The investments in the table above are not consolidated, but are accounted for under the equity method of accounting, whereby the Company records its investments in these entities in the balance sheet as “Other assets.” The Company’s interests in their operations are recorded in the statement of comprehensive loss as “Equity in earnings (loss) of nonconsolidated affiliates.”

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 4—ASSET RETIREMENT OBLIGATION

The Company’s asset retirement obligation is reported in “Other long-term liabilities” with the current portion recorded in “Accrued liabilities” and relates to its obligation to dismantle and remove outdoor advertising displays from leased land and to reclaim the site to its original condition upon the termination or non-renewal of a lease or contract. When the liability is recorded, the cost is capitalized as part of the related long-lived assets’ carrying value. Due to the high rate of lease renewals over a long period of time, the calculation assumes that all related assets will be removed at some period over the next 50 years. An estimate of third-party cost information is used with respect to the dismantling of the structures and the reclamation of the site. The interest rate used to calculate the present value of such costs over the retirement period is based on an estimated risk adjusted credit rate for the same period.

The following table presents the activity related to the Company’s asset retirement obligation:

	Years Ended December 31,
(In thousands)	2014	2013
Beginning balance	$54,832	$52,571
Adjustment due to changes in estimates	(6,508)	866
Accretion of liability	7,340	4,612
Liabilities settled	(5,669)	(3,159)
Foreign Currency	(1,834)	(58)

Ending balance	$48,161	$54,832

NOTE 5—LONG-TERM DEBT

Long-term debt at December 31, 2014 and 2013 consisted of the following:

(In thousands)	December 31, 2014	December 31, 2013
Clear Channel Worldwide Holdings Senior Notes	$4,925,000	$4,925,000
Senior revolving credit facility due 2018	—	—
Other debt	15,107	17,133
Original issue discount	(6,178)	(6,757)

Total debt	$4,933,929	$4,935,376
Less: current portion	3,461	15,999

Total long-term debt	$4,930,468	$4,919,377

The aggregate market value of the Company’s debt based on market prices for which quotes were available was approximately $5.1 billion at both December 31, 2014 and 2013. Under the fair value hierarchy established by ASC 820-10-35, the market value of the Company’s debt is classified as Level 1.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Clear Channel Worldwide Holdings Senior Notes

As of December 31, 2014, Clear Channel Worldwide Holdings Senior Notes consisted of:

(In thousands)	Maturity Date	Interest Rate	Interest Payment Terms	December 31, 2014	December 31, 2013
CCWH Senior Notes:
6.5% Series A Senior Notes Due 2022	11/15/2022	6.5%	Payable to the trustee weekly in arrears and to the noteholders on May 15 and November 15 of each year	$735,750	735,750
6.5% Series B Senior Notes Due 2022	11/15/2022	6.5%	Payable to the trustee weekly in arrears and to the noteholders on May 15 and November 15 of each year	1,989,250	1,989,250
CCWH Senior Subordinated Notes:
7.625% Series A Senior Notes Due 2020	3/15/2020	7.625%	Payable to the trustee weekly in arrears and to the noteholders on March 15 and September 15 of each year	275,000	275,000
7.625% Series B Senior Notes Due 2020	3/15/2020	7.625%	Payable to the trustee weekly in arrears and to the noteholders on March 15 and September 15 of each year	1,925,000	1,925,000

Total Senior Notes				$4,925,000	4,925,000

Guarantees and Security

The CCWH Senior Notes are guaranteed by CCOH, Clear Channel Outdoor, Inc. (“CCOI”) and certain of CCOH’s direct and indirect subsidiaries. The CCWH Senior Subordinated Notes are fully and unconditionally guaranteed, jointly and severally, on a senior subordinated basis by CCOH, CCOI and certain of CCOH’s other domestic subsidiaries and rank junior to each guarantor’s existing and future senior debt, including the CCWH Senior Notes, equally with each guarantor’s existing and future senior subordinated debt and ahead of each guarantor’s existing and future debt that expressly provides that it is subordinated to the guarantees of the CCWH Senior Subordinated Notes.

The CCWH Senior Notes are senior obligations that rank pari passu in right of payment to all unsubordinated indebtedness of CCWH and the guarantees of the CCWH Senior Notes rank pari passu in right of payment to all unsubordinated indebtedness of the guarantors. The CCWH Senior Subordinated Notes are unsecured senior subordinated obligations that rank junior to all of CCWH’s existing and future senior debt, including the CCWH Senior Notes, equally with any of CCWH’s existing and future senior subordinated debt and ahead of all of CCWH’s existing and future debt that expressly provides that it is subordinated to the CCWH Subordinated Notes.

Redemptions

CCWH may redeem the Senior Notes and Senior Subordinated Notes at its option, in whole or part, at redemption prices set forth in the indentures plus accrued and unpaid interest to the redemption date and plus an applicable premium.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Certain Covenants

The indentures governing the Senior Notes and Senior Subordinated Notes contain covenants that limit CCOH and its restricted subsidiaries ability to, among other things:

•	incur or guarantee additional debt or issue certain preferred stock;

•	in the case of the Senior Notes, create liens on its restricted subsidiaries’ assets to secure such debt;

•	create restrictions on the payment of dividends or other amounts;

•	enter into certain transactions with affiliates;

•	merge or consolidate with another person, or sell or otherwise dispose of all or substantially all of its assets; and

•	sell certain assets, including capital stock of its subsidiaries.

Other Debt

Other debt includes various borrowings and capital leases utilized for general operating purposes. Included in the $15.1 million balance at December 31, 2014 is $3.4 million that matures in less than one year.

Future Maturities

Future maturities of long-term debt as of December 31, 2014 are as follows:

(in thousands)
2015	$3,461
2016	2,658
2017	8,044
2018	89
2019	95
Thereafter	4,925,760

Total (1)	$4,940,107

(1)	Excludes original issue discount of $6.2 million, which is amortized through interest expense over the life of the underlying debt obligations.

NOTE 6—COMMITMENTS AND CONTINGENCIES

Commitments and Contingencies

The Company accounts for its rentals that include renewal options, annual rent escalation clauses, minimum franchise payments and maintenance related to displays under the guidance in ASC 840.

The Company considers its non-cancelable contracts that enable it to display advertising on buses, bus shelters, trains, etc. to be leases in accordance with the guidance in ASC 840-10. These contracts may contain minimum annual franchise payments which generally escalate each year. The Company accounts for these minimum franchise payments on a straight-line basis. If the rental increases are not scheduled in the lease, such as an increase based on subsequent changes in the index or rate, those rents are considered contingent rentals and are recorded as expense when accruable. Other contracts may contain a variable rent component based on revenue. The Company accounts for these variable components as contingent rentals and records these payments as expense when accruable. No single contract or lease is material to the Company’s operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company accounts for annual rent escalation clauses included in the lease term on a straight-line basis under the guidance in ASC 840-20-25. The Company considers renewal periods in determining its lease terms if at inception of the lease there is reasonable assurance the lease will be renewed. Expenditures for maintenance are charged to operations as incurred, whereas expenditures for renewal and betterments are capitalized.

The Company leases office space, equipment and the majority of the land occupied by its advertising structures under long-term operating leases. The Company accounts for these leases in accordance with the policies described above.

The Company’s contracts with municipal bodies or private companies relating to street furniture, billboards, transit and malls generally require the Company to build bus stops, kiosks and other public amenities or advertising structures during the term of the contract. The Company owns these structures and is generally allowed to advertise on them for the remaining term of the contract. Once the Company has built the structure, the cost is capitalized and expensed over the shorter of the economic life of the asset or the remaining life of the contract.

In addition, the Company has commitments relating to required purchases of property, plant, and equipment under certain street furniture contracts. Certain of the Company’s contracts contain penalties for not fulfilling its commitments related to its obligations to build bus stops, kiosks and other public amenities or advertising structures. Historically, any such penalties have not materially impacted the Company’s financial position or results of operations.

Certain acquisition agreements include deferred consideration payments based on performance requirements by the seller, typically involving the completion of a development or obtaining appropriate permits that enable the Company to construct additional advertising displays. At December 31, 2014, the Company believes its maximum aggregate contingency, which is subject to performance requirements by the seller, is approximately $30.0 million. As the contingencies have not been met or resolved as of December 31, 2014, these amounts are not recorded.

As of December 31, 2014, the Company’s future minimum rental commitments under non-cancelable operating lease agreements with terms in excess of one year, minimum payments under non-cancelable contracts in excess of one year, capital expenditure commitments and employment contracts consist of the following:

(In thousands)	Non-Cancelable Operating Lease	Non-Cancelable Contracts	Capital Expenditure Commitments	Employment Contracts
2015	$335,076	$436,066	$55,968	$5,971
2016	257,378	309,272	70,385	3,846
2017	222,931	252,881	67,053	1,115
2018	196,952	238,997	922	68
2019	175,651	171,416	757	—
Thereafter	1,011,426	336,058	14,402	—

Total	$2,199,414	$1,744,690	$209,487	$11,000

Rent expense charged to operations for the years ended December 31, 2014, 2013 and 2012 was $1,025.3 million, $1,017.0 million and $1,011.2 million, respectively.

In various areas in which the Company operates, outdoor advertising is the object of restrictive and, in some cases, prohibitive zoning and other regulatory provisions, either enacted or proposed. The impact to the Company of loss of displays due to governmental action has been somewhat mitigated by Federal and state laws mandating compensation for such loss and constitutional restraints.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company and its subsidiaries are involved in certain legal proceedings arising in the ordinary course of business and, as required, have accrued an estimate of the probable costs for the resolution of those claims for which the occurrence of loss is probable and the amount can be reasonably estimated. These estimates have been developed in consultation with counsel and are based upon an analysis of potential results, assuming a combination of litigation and settlement strategies. It is possible, however, that future results of operations for any particular period could be materially affected by changes in the Company’s assumptions or the effectiveness of its strategies related to these proceedings. Additionally, due to the inherent uncertainty of litigation, there can be no assurance that the resolution of any particular claim or proceeding would not have a material adverse effect on the Company’s financial condition or results of operations.

Although the Company is involved in a variety of legal proceedings in the ordinary course of business, a large portion of its litigation arises in the following contexts: commercial disputes; employment and benefits related claims; governmental fines; and tax disputes.

Los Angeles Litigation

In 2008, Summit Media, LLC, one of the Company’s competitors, sued the City of Los Angeles (the “City”), Clear Channel Outdoor, Inc. and CBS Outdoor in Los Angeles Superior Court (Case No. BS116611) challenging the validity of a settlement agreement that had been entered into in November 2006 among the parties and pursuant to which Clear Channel Outdoor, Inc. had taken down existing billboards and converted 83 existing signs from static displays to digital displays. In 2009 the Los Angeles Superior Court ruled that the settlement agreement constituted an ultra vires act of the City, and nullified its existence. After further proceedings, on April 12, 2013 the Los Angeles Superior Court invalidated 82 digital modernization permits issued to Clear Channel Outdoor, Inc. (77 of which displays were operating at the time of the ruling), and Clear Channel Outdoor, Inc. was required to turn off the electrical power to all affected digital displays on April 15, 2013. The digital display structures remain intact but digital displays are currently prohibited in the City. Clear Channel Outdoor, Inc. is seeking permits under the existing City sign code to either wrap the LED faces with vinyl or convert the LED faces to traditional static signs, and has obtained a number of such permits. Clear Channel Outdoor, Inc. is also pursuing a new ordinance to permit digital signage in the City.

NOTE 7—GUARANTEES

As of December 31, 2014, the Company had $63.7 million in letters of credit outstanding, of which no letters of credit were cash secured. Additionally, as of December 31, 2014, iHeartCommunications had outstanding commercial standby letters of credit and surety bonds of $1.2 million and $43.7 million, respectively, held on behalf of the Company. These letters of credit and surety bonds relate to various operational matters, including insurance, bid and performance bonds, as well as other items.

In addition, as of December 31, 2014, the Company had outstanding bank guarantees of $55.1 million related to international subsidiaries, of which $15.2 million were backed by cash collateral.

NOTE 8—RELATED PARTY TRANSACTIONS

The Company records net amounts due to or from iHeartCommunications as “Due from/to iHeartCommunications” on the consolidated balance sheets. The accounts represent the revolving promissory note issued by the Company to iHeartCommunications and the revolving promissory note issued by iHeartCommunications to the Company in the face amount of $1.0 billion, or if more or less than such amount, the aggregate unpaid principal amount of all advances. The accounts accrue interest pursuant to the terms of the promissory notes and are generally payable on demand or when they mature on December 15, 2017.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Included in the accounts are the net activities resulting from day-to-day cash management services provided by iHeartCommunications. As a part of these services, the Company maintains collection bank accounts swept daily into accounts of iHeartCommunications (after satisfying the funding requirements of the Trustee Accounts under the CCWH Senior Notes and the CCWH Subordinated Notes). In return, iHeartCommunications funds the Company’s controlled disbursement accounts as checks or electronic payments are presented for payment. The Company’s claim in relation to cash transferred from its concentration account is on an unsecured basis and is limited to the balance of the “Due from iHeartCommunications” account.

At December 31, 2014 and 2013, the asset recorded in “Due from iHeartCommunications” on the consolidated balance sheet was $947.8 million and $879.1 million, respectively. At December 31, 2014, the fixed interest rate on the “Due from iHeartCommunications” account was 6.5%, which is equal to the fixed interest rate on the CCWH Senior Notes. The net interest income for the years ended December 31, 2014, 2013 and 2012 was $60.2 million, $54.2 million and $63.8 million, respectively.

The Company provides advertising space on its billboards for radio stations owned by iHeartCommunications. For the years ended December 31, 2014, 2013 and 2012, the Company recorded $3.4 million, $2.5 million and $1.2 million in revenue for these advertisements, respectively.

Under the Corporate Services Agreement between iHeartCommunications and the Company, iHeartCommunications provides management services to the Company, which include, among other things: (i) treasury, payroll and other financial related services; (ii) certain executive officer services; (iii) human resources and employee benefits services; (iv) legal and related services; (v) information systems, network and related services; (vi) investment services; (vii) procurement and sourcing support services; and (viii) other general corporate services. These services are charged to the Company based on actual direct costs incurred or allocated by iHeartCommunications based on headcount, revenue or other factors on a pro rata basis. For the years ended December 31, 2014, 2013 and 2012, the Company recorded $31.2 million, $35.4 million and $35.9 million as a component of corporate expense for these services, respectively.

Pursuant to the Tax Matters Agreement between iHeartCommunications and the Company, the operations of the Company are included in a consolidated federal income tax return filed by iHeartCommunications. The Company’s provision for income taxes has been computed on the basis that the Company files separate consolidated federal income tax returns with its subsidiaries. Tax payments are made to iHeartCommunications on the basis of the Company’s separate taxable income. Tax benefits recognized on the Company’s employee stock option exercises are retained by the Company.

The Company computes its deferred income tax provision using the liability method in accordance with the provisions of ASC 740-10, as if the Company was a separate taxpayer. Deferred tax assets and liabilities are determined based on differences between financial reporting bases and tax bases of assets and liabilities and are measured using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax asset or liability is expected to be realized or settled. Deferred tax assets are reduced by valuation allowances if the Company believes it is more likely than not some portion or all of the asset will not be realized. The Company’s provision for income taxes is further disclosed in Note 9.

Pursuant to the Employee Matters Agreement, the Company’s employees participate in iHeartCommunications’ employee benefit plans, including employee medical insurance and a 401(k) retirement benefit plan. These costs are recorded as a component of selling, general and administrative expenses and were approximately $10.7 million, $10.5 million and $11.5 million for the years ended December 31, 2014, 2013 and 2012, respectively.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Stock Purchases

On August 9, 2010, iHeartCommunications announced that its board of directors approved a stock purchase program under which iHeartCommunications or its subsidiaries may purchase up to an aggregate of $100 million of the Company’s Class A common stock and/or the Class A common stock of iHeartMedia. The stock purchase program does not have a fixed expiration date and may be modified, suspended or terminated at any time at iHeartCommunications’ discretion. During 2011, a subsidiary of iHeartCommunications, purchased 1,553,971 shares of the Company’s Class A common stock through open market purchases for approximately $16.4 million. During 2014, a subsidiary of iHeartCommunications purchased 5,000,000 shares of our Class A common stock for approximately $48.8 million. On January 7, 2015, a subsidiary of iHeartCommunications purchased an additional 2,000,000 of our Class A common stock for $20.4 million, increasing iHeartCommunications’ collective holdings to represent slightly less than 90% of the outstanding shares of our common stock.

NOTE 9—INCOME TAXES

The operations of the Company are included in a consolidated U.S. federal income tax return filed by iHeartMedia. However, for financial reporting purposes, the Company’s provision for income taxes has been computed on the basis that the Company files separate consolidated U.S. federal income tax returns with its subsidiaries.

Significant components of the provision for income tax benefit (expense) are as follows:

(In thousands)	Years Ended December 31,
	2014	2013	2012
Current—federal	$2,001	$(1,470)	$(465)
Current—foreign	(26,281)	(45,327)	(47,632)
Current—state	(502)	772	(2,129)

Total current expense	(24,782)	(46,025)	(50,226)

Deferred—Federal	26,744	21,369	119,195
Deferred—foreign	4,307	8,278	28,502
Deferred—state	2,518	1,569	9,618

Total deferred benefit	33,569	31,216	157,315

Income tax benefit (expense)	$8,787	$(14,809)	$107,089

For the year ended December 31, 2014 the Company recorded current tax expense of $24.8 million as compared to $46.0 million for the 2013 year. The change in current tax was due primarily to a reduction in unrecognized tax benefits during 2014, which resulted from the expiration of statutes of limitations to assess taxes in the United Kingdom and several state jurisdictions. This decrease in unrecognized tax benefits resulted in a reduction to current tax expense of $21.8 million during 2014.

For the year ended December 31, 2013 the Company recorded current tax expense of $46.0 million as compared to $50.2 million for the 2012 year. The change in current tax was due primarily to reductions in state current tax expense due to the settlement of various examinations during 2013.

Deferred tax benefits of $33.6 million and $31.2 million for the year ended December 31, 2014 and 2013, respectively, primarily relate to federal and state losses generated during the period.

Deferred tax benefits decreased $126.1 million for the year ended December 31, 2013 compared to 2012, primarily due to a decrease in federal and state losses in 2013.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Significant components of the Company’s deferred tax liabilities and assets as of December 31, 2014 and 2013 are as follows:

(In thousands)	December 31, 2014	December 31, 2013
Deferred tax liabilities:
Intangibles and fixed assets	$946,960	$951,405
Equity in earnings	1,740	1,062
Other investments	10,891	6,486

Total deferred tax liabilities	959,591	958,953

Deferred tax assets:
Accrued expenses	18,185	17,791
Net operating loss carryforwards	478,754	458,670
Bad debt reserves	3,520	3,962
Other	23,271	18,967

Total deferred tax assets	523,730	499,390
Less: Valuation allowance	168,555	180,284

Net deferred tax assets	355,175	319,106

Net deferred tax liabilities	604,416	639,847
Less: current portion of deferred tax asset (liability)	15,839	16,303

Long-term net deferred tax liabilities	$620,255	$656,150

The Company’s net foreign deferred tax liabilities were $10.7 million and $16.9 million for the periods ended December 31, 2014 and 2013, respectively.

The deferred tax liabilities associated with intangibles and fixed assets primarily relates to the difference in book and tax basis of acquired billboard permits and tax deductible goodwill created from the Company’s various stock acquisitions. In accordance with ASC 350-10, Intangibles—Goodwill and Other, the Company does not amortize its book basis in permits. As a result, this deferred tax liability will not reverse over time unless the Company recognizes future impairment charges related to its permits and tax deductible goodwill or sells its permits. As the Company continues to amortize its tax basis in its permits and tax deductible goodwill, the deferred tax liability will increase over time.

At December 31, 2014, the Company had recorded deferred tax assets for net operating loss carryforwards (tax effected) for federal and state income tax purposes of $325.8 million, expiring in various amounts through 2034. The Company had recorded deferred tax assets for foreign net operating loss carryforwards (tax effected) of approximately $153.0 million as offset in part by an associated valuation allowance of $146.8 million. The remaining deferred tax valuation allowance of $22.1 million offsets other foreign deferred tax assets that are not expected to be realized. Realization of these foreign deferred tax assets is dependent upon the Company’s ability to generate future taxable income in appropriate tax jurisdictions to obtain benefits. Due to the Company’s evaluation of negative factors including particular negative evidence of cumulative losses in these jurisdictions, the Company continues to record valuation allowances on the foreign deferred tax assets that are not expected to be realized. The Company expects to realize its remaining gross deferred tax assets based upon its assessment of deferred tax liabilities that will reverse in the same carryforward period and jurisdiction and are of the same character as the net operating loss carryforwards and temporary differences that give rise to the deferred tax assets. Any deferred tax liabilities associated with billboard permits and tax deductible goodwill intangible assets are not relied upon as a source of future taxable income, as these intangible assets have an indefinite life.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

At December 31, 2014 and 2013, net deferred tax assets include a deferred tax asset of $16.2 million and $15.3 million, respectively, relating to stock-based compensation expense under ASC 718-10, Compensation—Stock Compensation. Full realization of this deferred tax asset requires stock options to be exercised at a price equaling or exceeding the sum of the grant price plus the fair value of the option at the grant date and restricted stock to vest at a price equaling or exceeding the fair market value at the grant date. Accordingly, there can be no assurance that the stock price of the Company’s Common Stock will rise to levels sufficient to realize the entire deferred tax benefit currently reflected in our balance sheet. See Note 10 for additional discussion of ASC 718-10.

The reconciliation of income tax computed at the U.S. federal statutory rates to income tax benefit is:

(In thousands)	Years Ended December 31,
	2014		2013		2012
	Amount	Percent	Amount	Percent	Amount	Percent
Income tax benefit (expense) at statutory rates	$(2,916)	35%	$3,331	35%	$93,205	35%
State income taxes, net of federal tax effect	2,016	(24%)	2,342	25%	7,489	3%
Foreign income taxes	11,434	(137%)	(19,777)	(208%)	9,938	3%
Nondeductible items	(722)	9%	(613)	(7%)	(679)	0%
Tax contingencies	2,941	(35%)	(2,488)	(26%)	522	0%
Other, net	(3,966)	47%	2,396	25%	(3,386)	(1%)

Income tax benefit (expense)	$8,787	(105%)	$(14,809)	(156%)	$107,089	40%

During 2014, the Company recorded tax benefits of approximately $8.8 million. The 2014 income tax benefit and (105%) effective tax rate were impacted primarily by the Company’s benefits and charges from tax amounts associated with its foreign earnings that are taxed at rates different from the federal statutory rate and an inability to benefit from losses in certain foreign jurisdictions. Additionally, the Company recorded $20.0 million in net tax benefits associated with a decrease in unrecognized tax benefits resulting from the expiration of statutes of limitations to assess taxes in the United Kingdom and several state jurisdictions. Foreign income before income taxes was approximately $95.5 million for 2014, and it should be noted that with limited exceptions, tax rates in our foreign jurisdictions are lower than that of the U.S. federal statutory rate.

During 2013, the Company recorded tax expense of approximately $14.8 million. The 2013 income tax expense and (155.6)% effective tax rate were impacted primarily by the Company’s benefits and charges from tax amounts associated with its foreign earnings that are taxed at rates different from the federal statutory rate and an inability to benefit from losses in certain foreign jurisdictions. In addition the Company recorded additional foreign deferred tax expense of $3.4 million on certain foreign earnings that are expected to be distributed in future periods from its Asia subsidiaries on which foreign withholding and other taxes have not previously been provided. Foreign income before income taxes was approximately $47.5 million for 2013.

During 2012, the Company recorded tax benefit of approximately $107.1 million. The 2012 income tax benefit and 40.2% effective tax rate were impacted primarily by the disposition of certain foreign subsidiaries that resulted in financial reporting gains that were not subject to tax in the foreign jurisdictions. In addition, the Company recorded tax benefits in certain foreign jurisdictions for net operating losses that it expects to utilize in future periods. Foreign income before income taxes was approximately $84.6 million for 2012.

All tax liabilities owed by the Company are paid by the Company or on behalf of the Company by iHeartCommunications through an operating account that represents net amounts due to or from iHeartCommunications.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The Company continues to record interest and penalties related to unrecognized tax benefits in current income tax expense. The total amount of interest accrued at December 31, 2014 and 2013, was $3.2 million and $9.6 million, respectively. The total amount of unrecognized tax benefits and accrued interest and penalties at December 31, 2014 and 2013, was $42.4 million and $62.2 million, respectively, of which $25.3 million and $42.1 million is included in “Other long-term liabilities.” In addition, $17.0 million and $16.1 million of unrecognized tax benefits are recorded net with the Company’s deferred tax assets for its net operating losses as opposed to being recorded in “Other long-term liabilities” at December 31, 2014 and 2013, respectively. The total amount of unrecognized tax benefits at December 31, 2014 and 2013 that, if recognized, would impact the effective income tax rate is $24.7 million and $45.4 million, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(In thousands)	Years Ended December 31,
Unrecognized Tax Benefits	2014	2013
Balance at beginning of period	$52,619	$45,839
Increases for tax position taken in the current year	9,771	9,454
Increases for tax positions taken in previous years	1,752	6,124
Decreases for tax position taken in previous years	(5,148)	(638)
Decreases due to settlements with tax authorities	(2,669)	(678)
Decreases due to lapse of statute of limitations	(17,182)	(7,482)

Balance at end of period	$39,143	$52,619

Pursuant to the Tax Matters Agreement between iHeartCommunications and the Company, the operations of the Company are included in a consolidated U.S. federal income tax return filed by iHeartMedia. In addition, the Company and its subsidiaries file income tax returns in various state and foreign jurisdictions. During 2014 and 2013, the Company reversed $21.8 and $7.9 million in unrecognized tax benefits, inclusive of interest, as a result of the expiration of statutes of limitations to assess taxes in certain state and foreign jurisdictions. All federal income tax matters through 2008 are closed. The Company has effectively settled the 2009 and 2010 examinations with the IRS and is awaiting final approval of the settlement from the Joint Committee on Taxation. The IRS is currently auditing the Company’s tax returns for the 2011 and 2012 periods. Substantially all material state, local, and foreign income tax matters have been concluded for years through 2005.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 10—SHAREHOLDERS’ EQUITY

The Company reports its noncontrolling interests in consolidated subsidiaries as a component of equity separate from the Company’s equity. The following table shows the changes in shareholders’ equity attributable to the Company and the noncontrolling interests of subsidiaries in which the Company has a majority, but not total ownership interest:

(In thousands)	The Company	Noncontrolling Interests	Consolidated
Balances at January 1, 2014	$(41,938)	$202,046	$160,108
Net income (loss)	(9,590)	26,709	17,119
Dividends paid	(175,022)	—	(175,022)
Dividends and other payments to noncontrolling interests	—	(18,995)	(18,995)
Foreign currency translation adjustments	(116,678)	(6,426)	(123,104)
Unrealized holding gain on marketable securities	327	—	327
Other adjustments to comprehensive loss	(11,438)	—	(11,438)
Reclassifications	8	—	8
Other, net	10,056	—	10,056

Balances at December 31, 2014	$(344,275)	$203,334	$(140,941)

Balances at January 1, 2013	$198,155	$247,934	$446,089
Net income (loss)	(48,460)	24,134	(24,326)
Dividends paid	(200,010)	—	(200,010)
Dividends and other payments to noncontrolling interests	—	(68,441)	(68,441)
Foreign currency translation adjustments	(7,460)	(2,194)	(9,654)
Unrealized holding gain (loss) on marketable securities	1,187	—	1,187
Other adjustments to comprehensive loss	6,732	—	6,732
Reclassifications	(1,432)	—	(1,432)
Other, net	9,350	613	9,963

Balances at December 31, 2013	$(41,938)	$202,046	$160,108

Share-Based Awards

Stock Options

The Company has granted options to purchase shares of its Class A common stock to employees and directors of the Company and its affiliates under its equity incentive plan at no less than the fair value of the underlying stock on the date of grant. These options are granted for a term not exceeding ten years and are forfeited, except in certain circumstances, in the event the employee or director terminates his or her employment or relationship with the Company or one of its affiliates. These options vest solely on continued service over a period of up to five years. The equity incentive plan contains anti-dilutive provisions that permit an adjustment of the number of shares of the Company’s common stock represented by each option for any change in capitalization.

The Company accounts for its share-based payments using the fair value recognition provisions of ASC 718-10. The fair value of the options is estimated using a Black-Scholes option-pricing model and amortized straight-line to expense over the vesting period. ASC 718-10 requires the cash flows from the tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options (excess tax benefits) to be classified as financing cash flows. The excess tax benefit that is required to be classified as a financing cash inflow after application of ASC 718-10 is not material.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The fair value of each option awarded is estimated on the date of grant using a Black-Scholes option-pricing model. Expected volatilities are based on historical volatility of the Company’s stock over the expected life of the options. The expected life of options granted represents the period of time that options granted are expected to be outstanding. The Company uses historical data to estimate option exercise and employee terminations within the valuation model. The Company includes estimated forfeitures in its compensation cost and updates the estimated forfeiture rate through the final vesting date of awards. The risk free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods equal to the expected life of the option. The following assumptions were used to calculate the fair value of the Company’s options on the date of grant:

	Years Ended December 31,
	2014	2013	2012
Expected volatility	54% – 56%	55% – 56%	54% – 56%
Expected life in years	6.3	6.3	6.3
Risk-free interest rate	1.73% – 2.08%	1.05% – 2.19%	0.92% – 1.48%
Dividend yield	0%	0%	0%

The following table presents a summary of the Company’s stock options outstanding at and stock option activity during the year ended December 31, 2014 (“Price” reflects the weighted average exercise price per share):

(In thousands, except per share data)	Options	Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding, January 1, 2014	6,909	$9.60
Granted (1)	627	8.64
Exercised (2)	(459)	5.23
Forfeited	(628)	8.11
Expired	(424)	10.58

Outstanding, December 31, 2014	6,025	9.92	5.1 years	$13,956

Exercisable	4,471	10.56	4.1 years	$10,065
Expected to vest	1,487	8.08	7.8 years	$3,729

(1)	The weighted average grant date fair value of the Company’s options granted during the years ended December 31, 2014, 2013 and 2012 was $4.69, $4.10 and $4.43 per share, respectively.
(2)	Cash received from option exercises during the years ended December 31, 2014, 2013 and 2012 was $2.4 million, $4.2 million and $6.4 million, respectively. The total intrinsic value of the options exercised during the years ended December 31, 2014, 2013 and 2012 was $1.5 million, $5.0 million and $7.9 million, respectively.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

A summary of the Company’s unvested options at and changes during the year ended December 31, 2014 is presented below:

(In thousands, except per share data)	Options	Weighted Average Grant Date Fair Value
Unvested, January 1, 2014	2,645	$5.21
Granted	627	4.69
Vested (1)	(1,091)	5.59
Forfeited	(628)	4.74

Unvested, December 31, 2014	1,553	4.92

(1)	The total fair value of the Company’s options vested during the years ended December 31, 2014, 2013 and 2012 was $6.1 million, $7.1 million and $11.5 million, respectively.

Restricted Stock Awards

The Company has also granted both restricted stock and restricted stock unit awards to its employees and affiliates under its equity incentive plan. The restricted stock awards represent shares of Class A common stock that hold a legend which restricts their transferability for a term of up to five years. The restricted stock units represent the right to receive shares upon vesting, which is generally over a period of up to five years. Both restricted stock awards and restricted stock units are forfeited, except in certain circumstances, in the event the employee terminates his or her employment or relationship with the Company prior to the lapse of the restriction.

The following table presents a summary of the Company’s restricted stock and restricted stock units outstanding at and activity during the year ended December 31, 2014 (“Price” reflects the weighted average share price at the date of grant):

(In thousands, except per share data)	Awards	Price
Outstanding, January 1, 2014	1,892	$6.83
Granted	1,040	8.88
Vested (restriction lapsed)	(64)	6.86
Forfeited	(410)	7.76

Outstanding, December 31, 2014	2,458	7.54

Share-Based Compensation Cost

The share-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense on a straight-line basis over the vesting period. Share-based compensation payments are recorded in corporate expenses and were $7.7 million, $7.7 million and $10.6 million, during the years ended December 31, 2014, 2013 and 2012, respectively.

The tax benefit related to the share-based compensation expense for the years ended December 31, 2014, 2013 and 2012 was $3.0 million, $3.0 million and $4.1 million, respectively.

As of December 31, 2014, there was $15.1 million of unrecognized compensation cost related to unvested share-based compensation arrangements that will vest based on service conditions. This cost is expected to be recognized over a weighted average period of approximately three years. In addition, as of December 31, 2014,

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

there was $0.6 million of unrecognized compensation cost related to unvested share-based compensation arrangements that will vest based on market, performance and service conditions. This cost will be recognized when it becomes probable that the performance condition will be satisfied.

Loss per Share

The following table presents the computation of earnings (loss) per share for the years ended December 31, 2014, 2013 and 2012:

(In thousands, except per share data)	Years Ended December 31,
	2014	2013	2012
NUMERATOR:
Net loss attributable to the Company—common shares	$(9,590)	$(48,460)	$(183,112)
Less: Participating securities dividends	—	2,566	8,456

Net income (loss) attributable to the Company per common share—basic and diluted	$(9,590)	$(51,026)	$(191,568)

DENOMINATOR:
Weighted average common shares outstanding—basic	358,565	357,662	356,915
Effect of dilutive securities:

Weighted average common shares outstanding—diluted	358,565	357,662	356,915

Net income (loss) attributable to the Company per common share:
Basic	$(0.03)	$(0.14)	$(0.54)
Diluted	$(0.03)	$(0.14)	$(0.54)

(1)	8.5 million, 8.8 million and 9.5 million stock options were outstanding at December 31, 2014, 2013 and 2012, respectively, that were not included in the computation of diluted earnings per share because to do so would have been anti-dilutive

NOTE 11—EMPLOYEE STOCK AND SAVINGS PLANS

The Company’s U.S. employees are eligible to participate in various 401(k) savings and other plans provided by iHeartCommunications for the purpose of providing retirement benefits for substantially all employees. Under these plans, a Company employee can make pre-tax contributions and the Company will match 50% of the employee’s first 5% of pay contributed to the plan. Employees vest in these Company matching contributions based upon their years of service to the Company. Contributions to these plans of $2.7 million, $2.4 million and $2.4 million for the years ended December 31, 2014, 2013 and 2012, respectively, were recorded as a component of operating expenses.

In addition, employees in the Company’s International segment participate in retirement plans administered by the Company which are not part of the 401(k) savings and other plans sponsored by iHeartCommunications. Contributions to these plans of $11.1 million, $10.6 million and $13.8 million for the years ended December 31, 2014, 2013 and 2012, respectively, were recorded as a component of operating expenses.

Certain highly compensated executives of the Company are eligible to participate in a non-qualified deferred compensation plan sponsored by iHeartCommunications, under which such executives were able to make an annual election to defer up to 50% of their annual salary and up to 80% of their bonus before taxes. The Company suspended all salary and bonus deferral and company matching contributions to the deferred

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

compensation plan on January 1, 2010. Matching credits on amounts deferred may be made in the sole discretion of iHeartCommunications and iHeartCommunications retains ownership of all assets until distributed. Participants in the plan have the opportunity to allocate their deferrals and any matching credits among different investment options, the performance of which is used to determine the amounts paid to participants under the plan. There is no liability recorded by the Company under this deferred compensation plan as the liability of this plan is that of iHeartCommunications.

NOTE 12—OTHER INFORMATION

The following table discloses the components of “Other income (expense)” for the years ended December 31, 2014, 2013 and 2012, respectively:

(In thousands)	Years Ended December 31,
	2014	2013	2012
Foreign exchange loss	$15,460	$1,674	$(869)
Other	(275)	(658)	505

Total other income (expense)—net	$15,185	$1,016	$(364)

For the years ended December 31, 2014, 2013, and 2012 the total increase (decrease) in deferred income tax liabilities of other comprehensive income (loss) related to pensions were ($5.6) million, $0.2 million, and ($2.8) million, respectively.

The following table discloses the components of “Other current assets” as of December 31, 2014 and 2013, respectively:

(In thousands)	As of December 31,
	2014	2013
Deferred loan costs	$8,080	$7,982
Inventory	21,892	24,857
Deferred tax asset	15,839	16,303
Deposits	3,124	3,862
Other receivables	2,788	5,388
Other	10,170	9,941

Total other current assets	$61,893	$68,333

The following table discloses the components of “Other assets” as of December 31, 2014 and 2013, respectively:

(In thousands)	As of December 31,
	2014	2013
Prepaid expenses	$53,669	$60,667
Deferred loan costs	41,862	50,038
Deposits	26,283	24,308
Investments	7,509	17,420
Other	3,758	2,482

Total other assets	$133,081	$154,915

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table discloses the components of “Other long-term liabilities” as of December 31, 2014 and 2013, respectively:

(In thousands)	As of December 31,
	2014	2013
Unrecognized tax benefits	$25,279	$42,070
Asset retirement obligation	48,161	54,832
Employee related liabilities	39,963	31,617
Deferred rent	94,946	92,512
Other	26,451	29,136

Total other long-term liabilities	$234,800	$250,167

The following table discloses the components of “Accumulated other comprehensive loss,” net of tax, as of December 31, 2014 and 2013, respectively:

(In thousands)	As of December 31,
	2014	2013
Cumulative currency translation adjustments and other	$(342,909)	$(214,801)
Cumulative unrealized gain on securities	1,556	1,229

Total accumulated other comprehensive loss	$(341,353)	$(213,572)

NOTE 13—SEGMENT DATA

The Company has two reportable segments, which it believes best reflect how the Company is currently managed—Americas and International. The Americas segment consists of operations primarily in the United States and Canada, and the International segment primarily includes operations in Europe, Asia, Australia and Latin America. The Americas and International display inventory consists primarily of billboards, street furniture displays and transit displays. Corporate includes infrastructure and support including information technology, human resources, legal, finance and administrative functions of each of the Company’s reportable segments, as well as overall executive, administrative and support functions. Share-based payments are recorded in corporate expenses.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following table presents the Company’s reportable segment results for the years ended December 31, 2014, 2013 and 2012:

(In thousands)	Americas Outdoor Advertising	International Outdoor Advertising	Corporate and other reconciling items	Consolidated
Year Ended December 31, 2014
Revenue	$1,253,190	$1,708,069	$—	$2,961,259
Direct operating expenses	555,614	1,041,274	—	1,596,888
Selling, general and administrative expenses	211,969	336,550	—	548,519
Corporate expenses	—	—	130,894	130,894
Depreciation and amortization	194,640	207,431	4,172	406,243
Impairment charges	—	—	3,530	3,530
Other operating income, net	—	—	7,259	7,259

Operating income (loss)	$290,967	$122,814	$(131,337)	$282,444

Segment assets	$3,527,935	$1,817,237	$1,017,239	$6,362,411
Capital expenditures	$97,053	$130,154	$3,962	$231,169
Share-based compensation expense	$—	$—	$7,743	$7,743
Year Ended December 31, 2013
Revenue	$1,290,452	$1,655,738	$—	$2,946,190
Direct operating expenses	566,669	1,028,059	—	1,594,728
Selling, general and administrative expenses	220,732	322,840	—	543,572
Corporate expenses	—	—	124,399	124,399
Depreciation and amortization	196,597	203,927	2,646	403,170
Impairment charges	—	—	13,150	13,150
Other operating income, net	—	—	22,979	22,979

Operating income (loss)	$306,454	$100,912	$(117,216)	$290,150

Segment assets	$3,693,308	$2,029,687	$1,036,397	$6,759,392
Capital expenditures	$88,991	$108,548	$8,648	$206,187
Share-based compensation expense	$—	$—	$7,725	$7,725
Year Ended December 31, 2012
Revenue	$1,279,257	$1,667,687	$—	$2,946,944
Direct operating expenses	582,340	1,021,152	—	1,603,492
Selling, general and administrative expenses	211,245	363,417	—	574,662
Corporate expenses	—	—	115,832	115,832
Depreciation and amortization	192,023	205,258	1,983	399,264
Impairment charges	—	—	37,651	37,651
Other operating income, net	—	—	50,943	50,943

Operating income (loss)	$293,649	$77,860	$(104,523)	$266,986

Segment assets	$3,835,235	$2,256,309	$1,014,238	$7,105,782
Capital expenditures	$117,647	$150,129	$7,801	$275,577
Share-based compensation expense	$—	$—	$10,589	$10,589

Revenue of $1.8 billion, $1.7 billion and $1.7 billion derived from the Company’s foreign operations are included in the data above for the years ended December 31, 2014, 2013 and 2012, respectively. Revenue of $1.2 billion, derived from the Company’s U.S. operations are included in the data above for each of the years ended December 31, 2014, 2013 and 2012.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Identifiable long-lived assets of $682.7 million, $759.3 million and $803.7 million derived from the Company’s foreign operations are included in the data above for the years ended December 31, 2014, 2013 and 2012, respectively. Identifiable long-lived assets of $1.2 billion, $1.3 billion and $1.4 billion derived from the Company’s U.S. operations are included in the data above for the years ended December 31, 2014, 2013 and 2012, respectively.

NOTE 14—QUARTERLY RESULTS OF OPERATIONS (Unaudited)

(In thousands, except per share data)	Three Months Ended March 31,		Three Months Ended June 30,		Three Months Ended September 30,		Three Months Ended December 31,
	2014	2013	2014	2013	2014	2013	2014	2013
Revenue	$635,251	$650,210	$781,205	$766,871	$742,794	$723,013	$802,009	$806,096
Operating expenses:
Direct operating expenses	381,513	386,191	413,144	399,558	400,834	396,094	401,397	412,885
Selling, general and administrative expenses	132,949	139,561	140,271	133,020	139,613	131,437	135,686	139,554
Corporate expenses	30,697	27,824	33,333	33,892	33,548	29,719	33,316	32,964
Depreciation and amortization	98,742	100,327	98,726	97,566	100,416	98,344	108,359	106,933
Impairment charges	—	—	—	—	—	—	3,530	13,150
Other operating income (expense), net	2,654	2,103	247	3,697	4,623	6,604	(265)	10,575

Operating income (loss)	(5,996)	(1,590)	95,978	106,532	73,006	74,023	119,456	111,185
Interest expense	89,262	88,093	88,212	88,063	87,695	87,969	88,096	88,658
Interest income on Due from iHeartCommunications	14,673	11,920	15,227	12,496	15,105	14,940	15,174	14,854
Loss on marketable securities	—	—	—	—	—	(18)	—	—
Equity in earnings (loss) of nonconsolidated affiliates	(736)	(485)	327	169	4,185	(645)	13	(1,131)
Other income (expense), net	1,898	(907)	11,983	(310)	2,191	1,445	(887)	788

Income (loss) before income taxes	(79,423)	(79,155)	35,303	30,824	6,792	1,776	45,660	37,038
Income tax benefit (expense)	(16,946)	5,006	24,820	(12,094)	(5,372)	10,214	6,285	(17,935)

Consolidated net income (loss)	(96,369)	(74,149)	60,123	18,730	1,420	11,990	51,945	19,103
Less amount attributable to noncontrolling interest	501	129	9,086	9,822	8,483	7,772	8,639	6,411

Net income (loss) attributable to the Company	$(96,870)	$(74,278)	$51,037	$8,908	$(7,063)	$4,218	$43,306	$12,692

Net income (loss) per common share:
Basic	$(0.27)	$(0.22)	$0.14	$0.02	$(0.02)	$0.01	$0.12	$0.04
Diluted	$(0.27)	$(0.22)	$0.14	$0.02	$(0.02)	$0.01	$0.12	$0.04

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

NOTE 15—GUARANTOR SUBSIDIARIES

The Company and certain of the Company’s direct and indirect wholly-owned domestic subsidiaries (the “Guarantor Subsidiaries”) fully and unconditionally guarantee on a joint and several basis certain of the outstanding indebtedness of CCWH (the “Subsidiary Issuer”). The following consolidating schedules present financial information on a combined basis in conformity with the SEC’s Regulation S-X Rule 3-10(d):

(In thousands)	December 31, 2014
	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash and cash equivalents	$905	$—	$—	$205,259	$(19,960)	$186,204
Accounts receivable, net of allowance	—	—	202,771	495,040	—	697,811
Intercompany receivables	—	259,510	1,731,448	8,056	(1,999,014)	—
Prepaid expenses	1,299	—	64,922	67,820	—	134,041
Other current assets	—	6,850	21,485	33,558	—	61,893

Total Current Assets	2,204	266,360	2,020,626	809,733	(2,018,974)	1,079,949
Structures, net	—	—	1,049,684	564,515	—	1,614,199
Other property, plant and equipment, net	—	—	172,809	118,643	—	291,452
Indefinite-lived intangibles	—	—	1,055,728	11,020	—	1,066,748
Other intangibles, net	—	—	322,550	89,514	—	412,064
Goodwill	—	—	571,932	245,180	—	817,112
Due from iHeartCommunications	947,806	—	—	—	—	947,806
Intercompany notes receivable	182,026	4,927,517	—	—	(5,109,543)	—
Other assets	264,839	793,626	1,287,717	50,568	(2,263,669)	133,081

Total Assets	$1,396,875	$5,987,503	$6,481,046	$1,889,173	$(9,392,186)	$6,362,411

Accounts payable	$—	$—	$27,866	$68,009	$(19,960)	$75,915
Intercompany payable	1,731,448	—	267,566	—	(1,999,014)	—
Accrued expenses	467	3,475	103,243	436,633	—	543,818
Deferred income	—	—	44,363	50,272	—	94,635
Current portion of long-term debt	—	—	55	3,406	—	3,461

Total Current Liabilities	1,731,915	3,475	443,093	558,320	(2,018,974)	717,829
Long-term debt	—	4,918,822	1,077	10,569	—	4,930,468
Intercompany notes payable	—	—	5,035,279	74,264	(5,109,543)	—
Deferred tax liability	772	85	607,841	11,557	—	620,255
Other long-term liabilities	—	—	128,855	105,945	—	234,800
Total shareholders’ equity (deficit)	(335,812)	1,065,121	264,901	1,128,518	(2,263,669)	(140,941)

Total Liabilities and Shareholders’ Equity	$1,396,875	$5,987,503	$6,481,046	$1,889,173	$(9,392,186)	$6,362,411

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(In thousands)	December 31, 2013
	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash and cash equivalents	$83,185	$—	$5,885	$225,475	$—	$314,545
Accounts receivable, net of allowance	—	—	207,753	502,776	—	710,529
Intercompany receivables	—	186,659	1,592,228	—	(1,778,887)	—
Prepaid expenses	1,390	—	72,006	71,625	—	145,021
Other current assets	3	6,850	20,333	41,147	—	68,333

Total Current Assets	84,578	193,509	1,898,205	841,023	(1,778,887)	1,238,428
Structures, net	—	—	1,142,094	623,416	—	1,765,510
Other property, plant and equipment, net	—	—	178,149	137,439	—	315,588
Indefinite-lived intangibles	—	—	1,055,728	12,055	—	1,067,783
Other intangibles, net	—	—	344,178	143,748	—	487,926
Goodwill	—	—	571,932	278,202	—	850,134
Due from iHeartCommunications	879,108	—	—	—	—	879,108
Intercompany notes receivable	182,026	5,002,517	—	—	(5,184,543)	—
Other assets	408,083	871,363	1,373,504	61,626	(2,559,661)	154,915

Total Assets	$1,553,795	$6,067,389	$6,563,790	$2,097,509	$(9,523,091)	$6,759,392

Accounts payable	$—	$—	$11,742	$74,140	$—	$85,882
Intercompany payable	1,586,370	—	186,659	5,858	(1,778,887)	—
Accrued expenses	725	1,342	105,909	455,790	—	563,766
Deferred income	—	—	42,591	65,352	—	107,943
Current portion of long-term debt	—	—	47	15,952	—	15,999

Total Current Liabilities	1,587,095	1,342	346,948	617,092	(1,778,887)	773,590
Long-term debt	—	4,918,243	1,134	—	—	4,919,377
Intercompany notes payable	—	—	5,025,497	159,046	(5,184,543)	—
Deferred tax liability	175	85	638,141	17,749	—	656,150
Other long-term liabilities	—	—	143,925	106,242	—	250,167
Total shareholders’ equity (deficit)	(33,475)	1,147,719	408,145	1,197,380	(2,559,661)	160,108

Total Liabilities and Shareholders’ Equity	$1,553,795	$6,067,389	$6,563,790	$2,097,509	$(9,523,091)	$6,759,392

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(In thousands)	Year Ended December 31, 2014
	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Revenue	$—	$—	$1,162,842	$1,798,417	$—	$2,961,259
Operating expenses:
Direct operating expenses	—	—	495,651	1,101,237	—	1,596,888
Selling, general and administrative expenses	—	—	196,653	351,866	—	548,519
Corporate expenses	12,274	—	67,989	50,631	—	130,894
Depreciation and amortization	—	—	194,396	211,847	—	406,243
Impairment charges	—	—	3,530	—	—	3,530
Other operating income (expense), net	(541)	—	3,235	4,565	—	7,259

Operating income (loss)	(12,815)	—	207,858	87,401	—	282,444
Interest (income) expense, net	(6)	352,280	1,555	(564)	—	353,265
Interest income on Due from iHeartCommunications	60,179	—	—	—	—	60,179
Intercompany interest income	15,624	340,824	61,073	—	(417,521)	—
Intercompany interest expense	60,179	—	356,448	894	(417,521)	—
Equity in earnings (loss) of nonconsolidated affiliates	(15,463)	46,938	42,382	2,038	(72,106)	3,789
Other income (expense), net	4,122	—	(2,691)	13,754	—	15,185

Income (loss) before income taxes	(8,526)	35,482	(49,381)	102,863	(72,106)	8,332
Income tax benefit (expense)	(1,064)	(276)	33,918	(23,791)	—	8,787

Consolidated net income (loss)	(9,590)	35,206	(15,463)	79,072	(72,106)	17,119
Less amount attributable to noncontrolling interest	—	—	—	26,709	—	26,709

Net income (loss) attributable to the Company	$(9,590)	$35,206	$(15,463)	$52,363	$(72,106)	$(9,590)
Other comprehensive (loss), net of tax:
Foreign currency translation adjustments	—	21	(8,471)	(114,654)	—	(123,104)
Unrealized holding gain on marketable securities	—	—	—	327	—	327
Other adjustments to comprehensive loss	—	—	—	(11,438)	—	(11,438)
Reclassification adjustments	—	—	—	8	—	8
Equity in subsidiary comprehensive income	(127,781)	(117,825)	(119,310)	—	364,916	—

Comprehensive loss	(137,371)	(82,598)	(143,244)	(73,394)	292,810	(143,797)
Less amount attributable to noncontrolling interest	—	—	—	(6,426)	—	(6,426)

Comprehensive loss attributable to the Company	$(137,371)	$(82,598)	$(143,244)	$(66,968)	$292,810	$(137,371)

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(In thousands)	Year Ended December 31, 2013
	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Revenue	$—	$—	$1,197,261	$1,748,929	$—	$2,946,190
Operating expenses:
Direct operating expenses	—	—	506,200	1,088,528	—	1,594,728
Selling, general and administrative expenses	—	—	205,240	338,332	—	543,572
Corporate expenses	13,057	3	64,987	46,352	—	124,399
Depreciation and amortization	—	—	194,793	208,377	—	403,170
Impairment charges	—	—	—	13,150	—	13,150
Other operating income (expense), net	(494)	—	28,129	(4,656)	—	22,979

Operating income (loss)	(13,551)	(3)	254,170	49,534	—	290,150
Interest (income) expense, net	(143)	353,189	993	(1,256)	—	352,783
Interest income on Due from iHeartCommunications	54,210	—	—	—	—	54,210
Intercompany interest income	15,112	341,612	54,857	—	(411,581)	—
Intercompany interest expense	54,436	—	356,724	421	(411,581)	—
Loss on marketable securities	—	—	—	(18)	—	(18)
Equity in earnings (loss) of nonconsolidated affiliates	(50,279)	(12,274)	(12,216)	(3,588)	76,265	(2,092)
Other income (expense), net	1,432	—	(9,760)	9,344	—	1,016

Income (loss) before income taxes	(47,369)	(23,854)	(70,666)	56,107	76,265	(9,517)
Income tax benefit (expense)	(1,091)	4,184	20,387	(38,289)	—	(14,809)

Consolidated net income (loss)	(48,460)	(19,670)	(50,279)	17,818	76,265	(24,326)
Less amount attributable to noncontrolling interest	—	—	—	24,134	—	24,134

Net loss attributable to the Company	$(48,460)	$(19,670)	$(50,279)	$(6,316)	$76,265	$(48,460)
Other comprehensive loss, net of tax:
Foreign currency translation adjustments	(31)	(20)	(7,214)	(2,389)	—	(9,654)
Unrealized holding gain on marketable securities	—	—	—	1,187	—	1,187
Other adjustments to comprehensive loss	—	—	—	6,732	—	6,732
Reclassification adjustments	(1,432)	—	—	—	—	(1,432)
Equity in subsidiary comprehensive income	490	9,159	7,704	—	(17,353)	—

Comprehensive loss	(49,433)	(10,531)	(49,789)	(786)	58,912	(51,627)
Less amount attributable to noncontrolling interest	—	—	—	(2,194)	—	(2,194)

Comprehensive income (loss) attributable to the Company	$(49,433)	$(10,531)	$(49,789)	$1,408	$58,912	$(49,433)

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(In thousands)	Year Ended December 31, 2012
	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Revenue	$—	$—	$1,187,641	$1,759,303	$—	$2,946,944
Operating expenses:
Direct operating expenses	—	—	521,426	1,082,066	—	1,603,492
Selling, general and administrative expenses	—	—	196,254	378,408	—	574,662
Corporate expenses	12,794	—	64,257	38,781	—	115,832
Depreciation and amortization	—	—	189,525	209,739	—	399,264
Impairment charges	—	—	37,651	—	—	37,651
Other operating income (expense), net	(487)	—	12,086	39,344	—	50,943

Operating income (loss)	(13,281)	—	190,614	89,653	—	266,986
Interest (income) expense, net	(381)	366,746	7,729	(218)	—	373,876
Interest income on due with iHeartCommunications	63,761	—	—	—	—	63,761
Intercompany interest income	14,421	350,870	63,761	539	(429,591)	—
Intercompany interest expense	64,225	—	364,730	636	(429,591)	—
Loss on marketable securities	—	—	—	(2,578)	—	(2,578)
Loss on extinguishment of debt	—	(182,062)	(39,009)	—	—	(221,071)

Equity in earnings (loss) of nonconsolidated affiliates	(183,774)	46,643	(75,629)	(398)	214,001	843
Other income (expense), net	—	(301)	(3,146)	3,083	—	(364)

Income (loss) before income taxes	(182,717)	(151,596)	(235,868)	89,881	214,001	(266,299)
Income tax benefit (expense)	(395)	69,697	52,094	(14,307)	—	107,089

Consolidated net income (loss)	(183,112)	(81,899)	(183,774)	75,574	214,001	(159,210)
Less amount attributable to noncontrolling interest	—	—	—	23,902	—	23,902

Net income (loss) attributable to the Company	$(183,112)	$(81,899)	$(183,774)	$51,672	$214,001	$(183,112)

Other comprehensive income (loss), net of tax
Foreign currency translation adjustments	1,463	4	1,994	32,024	—	35,485
Unrealized loss on marketable securities	—	—	—	(2,573)	—	(2,573)
Other adjustments to comprehensive income	—	—	—	1,135	—	1,135
Reclassification adjustments	—	—	(534)	2,579	—	2,045
Equity in subsidiary comprehensive income	32,926	9,101	31,464	—	(73,491)	—

Comprehensive income (loss)	(148,723)	(72,794)	(150,850)	84,837	140,510	(147,020)
Less amount attributable to noncontrolling interest	—	—	(2)	1,705	—	1,703

Comprehensive income (loss) attributable to the Company	$(148,723)	$(72,794)	$(150,848)	$83,132	$140,510	$(148,723)

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(In thousands)	Year Ended December 31, 2014
	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Consolidated net income (loss)	$(9,590)	$35,206	$(15,463)	$79,072	$(72,106)	$17,119
Reconciling items:
Impairment charges	—	—	3,530	—	—	3,530
Depreciation and amortization	—	—	194,396	211,847	—	406,243
Deferred taxes	597	—	(29,835)	(4,331)	—	(33,569)
Provision for doubtful accounts	—	—	3,247	3,903	—	7,150
Share-based compensation	—	—	5,006	2,737	—	7,743
Gain on sale of operating and fixed assets	—	—	(3,236)	(4,565)	—	(7,801)
Amortization of deferred financing charges and note discounts, net	—	7,428	1,232	—	—	8,660
Other reconciling items, net	15,463	(46,938)	(41,398)	(17,483)	72,106	(18,250)

Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
(Increase) decrease in accounts receivable	—	—	404	(39,022)	—	(38,618)
Increase (decrease) in accrued expenses	(258)	2,133	(2,666)	19,914	—	19,123
Increase (decrease) in accounts payable	—	—	16,126	(626)	(19,960)	(4,460)
Increase (decrease) in deferred income	—	—	1,735	(7,105)	—	(5,370)
Changes in other operating assets and liabilities	94	—	7,511	(20,682)	—	(13,077)

Net cash provided by (used for) operating activities	6,306	(2,171)	140,589	223,659	(19,960)	348,423

Cash flows from investing activities:
Purchases of property, plant and equipment	—	—	(96,695)	(134,474)	—	(231,169)
Proceeds from disposal of assets	—	—	6,216	6,645	—	12,861
Purchases of other operating assets	—	—	(252)	(321)	—	(573)
Proceeds from sale of investment securities	—	—	—	15,834	—	15,834
Decrease in intercompany notes receivable, net	—	84,264	—	—	(84,264)	—
Dividends from subsidiaries	—	—	3,182	—	(3,182)	—
Change in other, net	—	—	(11)	(3,373)	—	(3,384)

Net cash provided by (used for) investing activities	—	84,264	(87,560)	(115,689)	(87,446)	(206,431)

Cash flows from financing activities:
Draws on credit facilities	—	—	—	3,010	—	3,010
Payments on credit facilities	—	—	—	(3,682)	—	(3,682)
Payments on long-term debt	—	—	(48)	—	—	(48)
Net transfers to iHeartCommunications	(68,804)	—	—	—	—	(68,804)
Dividends and other payments to noncontrolling interests	—	—	—	(18,995)	—	(18,995)
Dividends paid	(175,022)	—	—	(3,182)	3,182	(175,022)
Decrease in intercompany notes payable, net	—	—	—	(84,264)	84,264	—
Intercompany funding	153,004	(82,093)	(58,862)	(12,049)	—	—
Change in other, net	2,236	—	(4)	—	—	2,232

Net cash used for financing activities	(88,586)	(82,093)	(58,914)	(119,162)	87,446	(261,309)

Effect of exchange rate changes on cash	—	—	—	(9,024)	—	(9,024)

Net decrease in cash and cash equivalents	(82,280)	—	(5,885)	(20,216)	(19,960)	(128,341)
Cash and cash equivalents at beginning of year	83,185	—	5,885	225,475	—	314,545

Cash and cash equivalents at end of year	$905	$—	$—	$205,259	$(19,960)	$186,204

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(In thousands)	Year Ended December 31, 2013
	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Consolidated net income (loss)	$(48,460)	$(19,670)	$(50,279)	$17,818	$76,265	$(24,326)
Reconciling items:
Impairment charges	—	—	—	13,150	—	13,150
Depreciation and amortization	—	—	194,793	208,377	—	403,170
Deferred taxes	(51)	—	(22,225)	(8,940)	—	(31,216)
Provision for doubtful accounts	—	—	3,211	1,913	—	5,124
Share-based compensation	—	—	4,881	2,844	—	7,725
(Gain) loss on sale of operating and fixed assets	494	—	(28,129)	4,656	—	(22,979)
Loss on marketable securities	—	—	—	18	—	18
Amortization of deferred financing charges and note discounts, net	—	7,391	1,171	—	—	8,562
Other reconciling items, net	48,847	12,274	15,241	2,091	(76,265)	2,188

Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
(Increase) decrease in accounts receivable	—	—	47,475	(4,046)	—	43,429
Increase in accrued expenses	—	—	4,991	13,185	—	18,176
Decrease in accounts payable	—	(20)	(2,131)	(13,049)	4,793	(10,407)
Increase (decrease) in deferred income	—	—	(7,582)	7,916	—	334
Changes in other operating assets and liabilities	557	75,109	(66,316)	(7,658)	—	1,692

Net cash provided by operating activities	1,387	75,084	95,101	238,275	4,793	414,640

Cash flows from investing activities:
Purchases of property, plant and equipment	—	—	(96,873)	(109,314)	—	(206,187)
Proceeds from disposal of assets	—	—	33,925	8,209	—	42,134
Purchases of other operating assets	—	—	(9,480)	(1,003)	—	(10,483)
Decrease in intercompany notes receivable, net	—	127,305	—	—	(127,305)	—
Dividends from subsidiaries	1,153	—	—	—	(1,153)	—
Change in other, net	—	—	(16)	(3,127)	—	(3,143)

Net cash provided by (used for) investing activities	1,153	127,305	(72,444)	(105,235)	(128,458)	(177,679)

Cash flows from financing activities:
Draws on credit facilities	—	—	—	2,752	—	2,752
Payments on credit facilities	—	—	—	(4,815)	—	(4,815)
Payments on long-term debt	—	—	(41)	(6,585)	—	(6,626)
Net transfers to iHeartCommunications	(149,957)	—	—	—	—	(149,957)
Deferred financing charges	—	—	(344)	—	—	(344)
Payments to repurchase of noncontrolling interests	—	—	—	(61,143)	—	(61,143)
Dividends and other payments to noncontrolling interests	—	—	—	(68,442)	—	(68,442)
Dividends paid	(200,010)	—	—	(1,153)	1,153	(200,010)
Decrease in intercompany notes payable, net	—	—	—	(127,305)	127,305	—
Intercompany funding	219,009	(202,389)	(16,387)	(233)	—	—
Change in other, net	4,192	—	—	—	—	4,192

Net cash used for financing activities	(126,766)	(202,389)	(16,772)	(266,924)	128,458	(484,393)

Effect of exchange rate changes on cash	—	—	—	(2)	—	(2)

Net increase (decrease) in cash and cash equivalents	(124,226)	—	5,885	(133,886)	4,793	(247,434)
Cash and cash equivalents at beginning of year	207,411	—	—	359,361	(4,793)	561,979

Cash and cash equivalents at end of year	$83,185	$—	$5,885	$225,475	$—	$314,545

CLEAR CHANNEL OUTDOOR HOLDINGS, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

	Year Ended December 31, 2012
(In thousands)	Parent Company	Subsidiary Issuer	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities:
Consolidated net income (loss)	$(183,112)	$(81,899)	$(183,774)	$75,574	$214,001	$(159,210)
Reconciling items:
Impairment charges	—	—	37,651	—	—	37,651
Depreciation and amortization	—	—	189,525	209,739	—	399,264
Deferred taxes	1	222	(129,431)	(28,107)	—	(157,315)
Provision for doubtful accounts	—	—	3,653	3,347	—	7,000
Share-based compensation	—	—	6,060	4,529	—	10,589
(Gain) loss on sale of operating and fixed assets	487	—	(12,086)	(39,344)	—	(50,943)
Loss on marketable securities	—	—	—	2,578	—	2,578
Amortization of deferred financing charges and note discounts, net	—	3,636	7,327	—	—	10,963
Loss on extinguishment of debt	—	182,062	39,009	—	—	221,071
Other reconciling items, net	183,774	(46,643)	76,543	439	(214,001)	112

Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Increase in accounts receivable	—	—	(26,922)	(19,372)	—	(46,294)
Increase in accrued expenses	—	—	2,868	22,426	—	25,294
Increase (decrease) in accounts payable	—	—	(25,587)	394	27,696	2,503
Increase in deferred income	—	—	15,694	8,375	—	24,069
Changes in other operating assets and liabilities	(327)	(76,100)	102,907	1,326	—	27,806

Net cash provided by (used for) operating activities	823	(18,722)	103,437	241,904	27,696	355,138

Cash flows from investing activities:
Purchases of property, plant and equipment	—	—	(123,470)	(152,107)	—	(275,577)
Proceeds from disposal of assets	—	—	9,949	46,484	—	56,433
Purchases of other operating assets	—	—	(1,032)	(4,687)	—	(5,719)
Purchases of businesses	—	—	—	(4,721)	—	(4,721)
Increase in intercompany notes receivable, net	—	(2,355,648)	(3,763)	—	2,359,411	—
Dividends from subsidiaries	2,167,000	—	641	—	(2,167,641)	—
Change in other, net	—	—	(1,000)	(3,164)	—	(4,164)

Net cash provided by (used for) investing activities	2,167,000	(2,355,648)	(118,675)	(118,195)	191,770	(233,748)

Cash flows from financing activities:
Draws on credit facilities	—	—	—	2,063	—	2,063
Payments on credit facilities	—	—	—	(3,368)	—	(3,368)
Proceeds from long-term debt	—	4,917,643	—	—	—	4,917,643
Payments on long-term debt	—	(2,682,062)	(120)	(18,604)	—	(2,700,786)
Net transfers to iHeartCommunications	(73,127)	—	—	—	—	(73,127)
Deferred financing charges	—	(60,250)	(9,738)	—	—	(69,988)
Payments to repurchase noncontrolling interests	—	—	—	(7,040)	—	(7,040)
Dividends and other payments to noncontrolling interests	—	—	—	(6,931)	—	(6,931)
Dividends paid	(2,170,396)	—	(2,167,000)	(641)	2,167,641	(2,170,396)
Increase in intercompany notes payable, net	—	—	2,355,648	3,763	(2,359,411)	—
Intercompany funding	(48,966)	199,039	(163,552)	13,479	—	—
Change in other, net	6,381	—	—	—	—	6,381

Net cash provided by (used for) financing activities	(2,286,108)	2,374,370	15,238	(17,279)	(191,770)	(105,549)

Effect of exchange rate changes on cash	—	—	—	3,483	—	3,483

Net increase (decrease) in cash and cash equivalents	(118,285)	—	—	109,913	27,696	19,324
Cash and cash equivalents at beginning of year	325,696	—	—	249,448	(32,489)	542,655

Cash and cash equivalents at end of year	$207,411	$—	$—	$359,361	$(4,793)	$561,979

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Not Applicable

ITEM 9A. CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

Under the supervision and with the participation of management, including our Chief Executive Officer and our Chief Financial Officer, we have carried out an evaluation of our disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act). Based on that evaluation, our Chief Executive Officer and our Chief Financial Officer concluded that our disclosure controls and procedures were effective as of December 31, 2014 to ensure that information we are required to disclose in reports that are filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified by the SEC and is accumulated and communicated to our management, including our Chief Executive Officer and our Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.

Management’s Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control over financial reporting is a process designed under the supervision of our Chief Executive Officer and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and preparation of our financial statements for external purposes in accordance with generally accepted accounting principles.

As of December 31, 2014, management assessed the effectiveness of our internal control over financial reporting based on the criteria for effective internal control over financial reporting established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework). Based on the assessment, management determined that we maintained effective internal control over financial reporting as of December 31, 2014, based on those criteria.

Ernst & Young LLP, the independent registered public accounting firm that audited our consolidated financial statements included in the Annual Report on Form 10-K, has issued an attestation report on the effectiveness of our internal control over financial reporting as of December 31, 2014. The report, which expresses an unqualified opinion on the effectiveness of our internal control over financial reporting as of December 31, 2014, is included in this Item under the heading “Report of Independent Registered Public Accounting Firm.”

Changes in Internal Control Over Financial Reporting

There were no changes in our internal control over financial reporting that occurred during the most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Clear Channel Outdoor Holdings, Inc.

We have audited Clear Channel Outdoor Holdings, Inc. and subsidiaries’ (the Company) internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework) (the COSO criteria). The Company’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2014, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of the Company as of December 31, 2014 and 2013, and the related consolidated statements of comprehensive loss, changes in shareholders’ equity (deficit) and cash flows for each of the three years in the period ended December 31, 2014 and our report dated February 19, 2015 expressed an unqualified opinion thereon.

/s/ Ernst & Young LLP

San Antonio, Texas

February 19, 2015

ITEM 9B.	OTHER INFORMATION

Not Applicable

OTHER DATA

EXECUTIVE OFFICERS OF THE REGISTRANT

The following information with respect to our executive officers is presented as of March 25, 2015:

Name	Age	Position
Robert W. Pittman	61	Chairman and Chief Executive Officer
Richard J. Bressler	57	Chief Financial Officer
C. William Eccleshare	59	Chairman and Chief Executive Officer of CCOH’s International division
Scott R. Wells	46	Chief Executive Officer of CCOH’s Americas division
Steven J. Macri	46	Senior Vice President-Corporate Finance
Scott D. Hamilton	45	Senior Vice President, Chief Accounting Officer and Assistant Secretary
Robert H. Walls, Jr.	54	Executive Vice President, General Counsel and Secretary

The officers named above serve until their respective successors are elected and qualified, in each case unless the officer sooner dies, resigns or is removed.

Robert W. Pittman was appointed as our Executive Chairman and a director of ours and as Chief Executive Officer and a director of iHeartMedia and iHeartCommunications on October 2, 2011. He was appointed as Chairman of iHeartMedia and iHeartCommunications on May 17, 2013. He also was appointed as Chairman and Chief Executive Officer and a member of the board of managers of iHeartMedia Capital I, LLC, a subsidiary of iHeartMedia and iHeartCommunications, on April 26, 2013, and as our Chief Executive Officer on March 2, 2015. Prior to October 2, 2011, Mr. Pittman served as Chairman of Media and Entertainment Platforms for iHeartMedia and iHeartCommunications since November 2010. He has been a member of, and an investor in, Pilot Group, a private equity investment company, since April 2003. Mr. Pittman was formerly Chief Operating Officer of AOL Time Warner, Inc. from May 2002 to July 2002. He also served as Co-Chief Operating Officer of AOL Time Warner, Inc. from January 2001 to May 2002, and earlier, as President and Chief Operating Officer of America Online, Inc. from February 1998 to January 2001. Mr. Pittman serves on the boards of numerous charitable organizations, including the Alliance for Lupus Research, the Rock and Roll Hall of Fame Foundation and the Robin Hood Foundation, where he has served as past Chairman.

Richard J. Bressler was appointed as our Chief Financial Officer and as President and Chief Financial Officer of iHeartMedia, iHeartCommunications and iHeartMedia Capital I, LLC on July 29, 2013 and as Chief Operating Officer of iHeartMedia on February 18, 2015. Prior thereto, Mr. Bressler was a Managing Director at Thomas H Lee Partners, L.P. (“THL”). Prior to joining THL, Mr. Bressler was the Senior Executive Vice President and Chief Financial Officer of Viacom, Inc. from 2001 to 2005. He also served as Chairman and Chief Executive Officer of Time Warner Digital Media and, from 1995 to 1999, was Executive Vice President and Chief Financial Officer of Time Warner Inc. Prior to joining Time Inc. in 1988, Mr. Bressler was a partner with the accounting firm of Ernst & Young LLP since 1979. Mr. Bressler also currently is a director of iHeartMedia, iHeartCommunications and Gartner, Inc., a member of the board of managers of iHeartMedia Capital I, LLC and a board observer at Univision Communications Inc. Mr. Bressler previously served as a member of the board of directors of American Media Operations, Inc., Nielsen Holdings B.V. and Warner Music Group Corp. and as a member of the J.P. Morgan Chase National Advisory Board. Mr. Bressler holds a B.B.A. in Accounting from Adelphi University.

C. William Eccleshare was appointed as Chairman and Chief Executive Officer of CCOH’s International division on March 2, 2015. From January 24, 2012 to March 2, 2015, he served as iHeartMedia’s Chief

Executive Officer—Outdoor, as Chief Executive Officer—Outdoor of iHeartCommunications and as Chief Executive Officer of CCOH. He also served as Chief Executive Officer—Outdoor of iHeartMedia Capital I, LLC from April 26, 2013 to March 2, 2015. Prior to January 24, 2012, he served as Chief Executive Officer—Clear Channel Outdoor—International of iHeartMedia and iHeartCommunications since February 17, 2011 and as Chief Executive Officer—International of CCOH since September 1, 2009. Previously, he was Chairman and CEO of BBDO EMEA from 2005 to 2009. Prior thereto, he was Chairman and CEO of Young & Rubicam EMEA since 2002.

Scott R. Wells was appointed as Chief Executive Officer of CCOH’s Americas division on March 3, 2015. Mr. Wells served as a member of our Board from August 2008 to March 3, 2015. Mr. Wells also served as an Operating Partner at Bain Capital from January 2011 to March 3, 2015, and as an Executive Vice President at Bain Capital from 2007 to January 2011. Mr. Wells was one of the leaders of the firm’s operationally focused Portfolio Group. Prior to joining Bain Capital, he held several executive roles at Dell, Inc. (“Dell”) from 2004 to 2007, most recently as Vice President of Public Marketing and On-line in the Americas. Prior to joining Dell, Mr. Wells was a Partner at Bain & Company, where he focused primarily on technology and consumer-oriented companies. He also currently serves as a director of CRC Health Corporation. He has an M.B.A., with distinction, from the Wharton School of the University of Pennsylvania and a B.S. from Virginia Tech.

Steven J. Macri was appointed as the Senior Vice President-Corporate Finance of iHeartMedia, iHeartMedia Capital I, LLC, iHeartCommunications and Clear Channel Outdoor Holdings, Inc. on September 9, 2014. Mr. Macri has also served as the chief financial officer of the company’s iHeartMedia division since October 7, 2013. Prior to joining the company, Mr. Macri served as Chief Financial Officer for LogicSource Inc., from March 2012 to September 2013. Prior to joining LogicSource, Mr. Macri was Executive Vice President and Chief Financial Officer at Warner Music Group Corp. from September 2008 to December 2011 and prior thereto served as Controller and Senior Vice President-Finance from February 2005 to August 2008.

Scott D. Hamilton was appointed as our Senior Vice President, Chief Accounting Officer and Assistant Secretary and as Senior Vice President, Chief Accounting Officer and Assistant Secretary of iHeartMedia and iHeartCommunications on April 26, 2010. He also was appointed as Senior Vice President, Chief Accounting Officer and Assistant Secretary of iHeartMedia Capital I, LLC on April 26, 2013. Prior to April 26, 2010, Mr. Hamilton served as Controller and Chief Accounting Officer of Avaya Inc. (“Avaya”), a multinational telecommunications company, from October 2008 to April 2010. Prior thereto, Mr. Hamilton served in various accounting and finance positions at Avaya, beginning in October 2004. Prior thereto, Mr. Hamilton was employed by PricewaterhouseCoopers from September 1992 until September 2004 in various roles including audit, transaction services and technical accounting consulting.

Robert H. Walls, Jr. was appointed as our Executive Vice President, General Counsel and Secretary and as Executive Vice President, General Counsel and Secretary of iHeartMedia and iHeartCommunications on January 1, 2010. He also was appointed as Executive Vice President, General Counsel and Secretary of iHeartMedia Capital I, LLC on April 26, 2013. On March 31, 2011, Mr. Walls was appointed to serve in the newly-created Office of the Chief Executive Officer for us, iHeartMedia and iHeartCommunications, in addition to his existing offices. Mr. Walls served in the Office of the Chief Executive Officer for us until January 24, 2012 and served in the Office of the Chief Executive Officer for iHeartMedia and iHeartCommunications until October 2, 2011. Mr. Walls was a founding partner of Post Oak Energy Capital, LP and served as Managing Director through December 31, 2009 and as an advisor to Post Oak Energy Capital, LP through December 31, 2013.

Clear Channel Outdoor Holdings, Inc.

Annual Meeting of Stockholders

Hilton San Antonio Airport

Texas E Ballroom

611 NW Loop 410

San Antonio, Texas 78216

May 15, 2015

8:00 a.m.

ADMIT ONE

Clear Channel Outdoor Holdings, Inc.

Annual Meeting of Stockholders

Hilton San Antonio Airport

Texas E Ballroom

611 NW Loop 410

San Antonio, Texas 78216

May 15, 2015

8:00 a.m.

ADMIT ONE

Clear Channel Outdoor Holdings, Inc.
IMPORTANT ANNUAL MEETING INFORMATION
To vote by mail, sign and date your proxy card and return it in the enclosed postage-paid envelope. All votes by 401(k) Plan participants must be received by 11:59 p.m. Eastern Time on May 12, 2015.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals

1.	Election of Directors (Please vote for a total of only three Nominees)			+
The Board recommends that you vote “FOR” all three Nominees listed below:
	01 - Vicente Piedrahita	02 - Robert W. Pittman	03 - Dale W. Tremblay

☐	Mark here to vote FOR all nominees	☐	Mark here to WITHHOLD vote from all nominees	☐	For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

		For	Against	Abstain			For	Against	Abstain

2.	Approval of the 2015 Executive Incentive Plan.	☐	☐	☐	3.	Approval of the 2015 Supplemental Incentive Plan.	☐	☐	☐

	The Board recommends that you vote “FOR” approval of the 2015 Executive Incentive Plan.					The Board recommends that you vote “FOR” approval of the 2015 Supplemental Incentive Plan.
		For	Against	Abstain

4.	Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2015.	☐	☐	☐

The Board recommends that you vote “FOR” ratification.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

If any other matters properly come before the meeting, the proxies will vote as recommended by our Board or, if there is no recommendation, in their discretion.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¡		1 U P X	+
021TJC

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be held on May 15, 2015.

The Proxy Statement and the Annual Report Materials are available at:

www.envisionreports.com/cco

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Clear Channel Outdoor Holdings, Inc.

2015 Meeting of Stockholders – May 15, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert W. Pittman, Richard J. Bressler and Robert H. Walls, Jr., and each of them, proxies of the undersigned with full power of substitution for and in the name, place and stead of the undersigned to appear and act for and to vote all shares of Clear Channel Outdoor Holdings, Inc. standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the Annual Meeting of Stockholders of said company to be held in San Antonio, Texas on May 15, 2015 at 8:00 a.m. local time, or at any adjournments or postponements thereof, with all powers the undersigned would possess if then personally present, as indicated on the reverse side.

If shares of Clear Channel Outdoor Holdings, Inc. are issued to or held for the account of the undersigned under the 401(k) Plan, then the undersigned hereby directs the trustee of the plan to vote all such shares in the undersigned’s name and/or account under such plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side. The trustee will vote shares as to which no instructions are received in proportion to voting directions received by the trustee from all plan participants who vote.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL THREE NOMINEES NAMED ON THE REVERSE SIDE AND “FOR” PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (other than 401(k) Plan participants discussed above).

(Continued and to be marked, dated and signed, on the other side)

C	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.